UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31, 2007

Date of reporting period:	June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

2Q

Columbia Acorn
Family of Funds

Class Z Shares

Semiannual Report

June 30, 2007

■  ColumbiaTM
  Acorn® Fund

■  ColumbiaTM
  Acorn International®

■  ColumbiaTM
  Acorn USA®

■  ColumbiaTM
  Acorn International SelectSM

■  ColumbiaTM
  Acorn SelectSM

■  ColumbiaTM
  Thermostat FundSM

Managed by Columbia Wanger Asset Management, L.P.

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Descriptions of indexes included in this report:

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  S&P/Citigroup EMI Global ex-US is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P/Citigroup Global ex-US Cap Range $500mm-$5bn Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

•  Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East.

•  S&P/Citigroup World ex-US Cap Range $2–10B is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the United States.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index, 30 mid-cap growth funds; Lipper Mid-Cap Core Funds Index, 30 mid-cap core funds; Lipper International Funds Index, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; Lipper International Small-Cap Funds Index, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds, including Columbia Acorn Fund. Lipper Flexible Portfolio Funds Index is an equal dollarweighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed in "Squirrel Chatter II" and "In a Nutshell" commentary reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	2

Squirrel Chatter II: Buyout Boom	3

Understanding Your Expenses	8

Columbia Acorn Fund

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	22

Statement of Investments	24

Columbia Acorn International

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	35

Statement of Investments	37

Portfolio Diversification	43

Columbia Acorn USA

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	44

Statement of Investments	45

Columbia Acorn International Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	51

Statement of Investments	52

Portfolio Diversification	55

Columbia Acorn Select

In a Nutshell	18

At a Glance	19

Major Portfolio Changes	56

Statement of Investments	57

Columbia Thermostat Fund

In a Nutshell	20

At a Glance	21

Statement of Investments	60

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	62

Statements of Operations	63

Statements of Changes in Net Assets	64

Financial Highlights	68

Notes to Financial Statements	71

Management Fee Evaluation of the Senior Officer	78

Columbia Acorn Family of Funds Information	83

2007 Mid-Year Distributions

The following table lists the Funds' mid-year distributions. The record date was June 4, 2007. The ex-dividend date was June 5, 2007 and the payable date was June 6, 2007.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	$0.0462	$0.3404	None	$33.25
Columbia Acorn International	None	$0.2470	$0.1207	$45.47
Columbia Acorn USA	None	$0.2797	None	$31.80
Columbia Acorn International Select	None	None	$0.1487	$30.90
Columbia Acorn Select	$0.0898	$0.0978	None	$31.25
Columbia Thermostat Fund	$0.0207	$0.2751	$0.0633	$12.86

1

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 6/30/07

	NAV on 6/30/07	2nd quarter*	Year to date*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$32.76	6.70%	11.55%	20.66%	17.20%	18.09%	15.24%	16.41%
Russell 2500		4.94%	8.67%	18.74%	14.97%	15.30%	11.00%	NA
S&P 500		6.28%	6.96%	20.59%	11.68%	10.71%	7.13%	12.02%
Lipper Small-Cap Core Funds Index		6.21%	9.54%	17.17%	13.74%	13.79%	10.22%	NA
Lipper Mid-Cap Core Funds Index		6.06%	11.09%	20.82%	14.71%	14.16%	10.80%	NA
Columbia Acorn International (ACINX) (9/23/92)	$45.82	8.61%	14.59%	34.91%	30.75%	24.42%	13.80%	15.06%
S&P/Citigroup EMI Global ex-US		7.37%	14.85%	35.90%	29.34%	26.03%	11.50%	11.21%
S&P/Citigroup Global ex-US Cap Range $500mm-$5bn		8.02%	15.47%	35.50%	29.32%	26.22%	11.86%	11.73%
MSCI EAFE Index		6.40%	10.74%	27.00%	22.24%	17.73%	7.66%	9.35%
Lipper Int'l Small-Cap Funds Index		7.57%	14.85%	33.39%	28.48%	25.78%	14.13%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$31.11	5.81%	9.50%	16.03%	13.73%	15.19%	12.22%	14.23%
Russell 2000		4.42%	6.45%	16.43%	13.45%	13.88%	9.06%	10.24%
Lipper Small-Cap Core Funds Index		6.21%	9.54%	17.17%	13.74%	13.79%	10.22%	11.24%
S&P 500		6.28%	6.96%	20.59%	11.68%	10.71%	7.13%	9.73%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$31.12	7.38%	11.80%	35.02%	26.76%	21.96%	NA	14.69%
S&P/Citigroup World ex-US Cap Range $2-10B		6.08%	12.04%	29.92%	26.26%	22.67%	NA	13.52%
MSCI EAFE Index		6.40%	10.74%	27.00%	22.24%	17.73%	NA	8.29%
Lipper International Funds Index		7.49%	11.48%	28.40%	22.84%	17.55%	NA	9.51%
Columbia Acorn Select (ACTWX) (11/23/98)	$30.86	9.12%	16.76%	32.54%	19.66%	18.46%	NA	16.43%
S&P MidCap 400		5.84%	11.98%	18.51%	15.15%	14.17%	NA	12.69%
Lipper Mid-Cap Growth Index		9.51%	14.71%	21.98%	14.76%	13.28%	NA	8.51%
S&P 500		6.28%	6.96%	20.59%	11.68%	10.71%	NA	4.67%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$12.77	2.07%	4.43%	12.88%	9.07%	NA	NA	11.26%
S&P 500		6.28%	6.96%	20.59%	11.68%	NA	NA	15.68%
Lehman Brothers U.S. Credit Intermediate Bond Index		-0.40%	1.28%	6.34%	3.79%	NA	NA	4.46%
Lipper Flexible Portfolio Funds Index		4.96%	6.79%	16.83%	11.10%	NA	NA	13.46%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end updates. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Class Z shares are sold only at NAV with no Rule 12b-1 fee. Class Z shares have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the funds, directly or by exchange. Please see each fund's prospectus for eligibility and other details.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Annual operating expense ratios are as stated in each Fund prospectus that is current as of the date of this report and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund Class Z: 0.75%. Columbia Acorn International Class Z: 0.94%. Columbia Acorn USA Class Z: 1.01%. Columbia Acorn International Select Class Z: 1.28%. Columbia Acorn Select Class Z: 0.98%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2008. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies, for Class Z shares are 1.10% and 0.94%, respectively. Absent the waiver or reimbursement, performance results may be lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

All indexes are unmanaged and returns include reinvested distributions. It is not possible to invest directly in an index. For index definitions, see the inside front cover of this report.

2

Squirrel Chatter II: Buyout Boom

In last year's annual report, we mentioned that 26 Columbia Acorn Fund stocks were subject to takeover bids during the year. Takeovers certainly helped performance and we were pleased that buyers validated our fundamental research process by finding lots of our companies to be attractive.

In the first half of 2007, the buyout boom continued to accelerate. In just six months, 27 Columbia Acorn Fund stocks announced takeovers, beating the Fund's full year 2006 record. Columbia Acorn USA had 15 takeover stocks in common with Columbia Acorn Fund and one additional buyout not owned by Columbia Acorn Fund. Columbia Acorn International had three takeovers that overlapped with Columbia Acorn Fund and another that did not. Columbia Acorn Select and Columbia Acorn International Select had one takeover each; both were also held by Columbia Acorn Fund.

Generally, buyouts come in two basic flavors: strategic and financial. Strategic buyouts are often done by similar companies that want to pursue synergies, such as cost savings or enhanced products, production, distribution or pricing. Strategic buyers are usually other public companies and sometimes use their stock to pay for all or part of the acquisition. After some stock deals, we've kept the acquiring company's stock as a long-term investment.

Financial buyouts have historically been executed by private equity partnerships with private equity firms as general partners and other entities, such as pension funds and endowments, as limited partners. Financial partnerships usually borrow 70% to 85% of the acquisition price in order to enhance returns and minimize taxes on the acquired business.1 Company management sometimes like to sell to private partners, as (1) they often get stock in the privatized company to stay and manage the business, and (2) they no longer have to deal with pesky securities analysts.

Our first half 2007 buyout announcements were a mixed lot. About 55% were strategic and 45% financial. The takeover terms have ranged from excellent to disappointing, though none so far this year have been "takeunders," at below last trade prices. We've had offers for big positions and small ones, and for long-standing holdings and newer ideas. Following are summaries of the takeover announcements made in the first half of 2007:

Takeover Log

January 8: United Surgical Partners, an operator of outpatient surgical centers, agreed to sell to a group led by Welsh, Carson, Anderson & Stowe, for $31.05 per share. Although we believed the valuation was fair based on reported results, we thought fundamentals would improve and the stock would have had high returns over the long run.

January 10: Alliance Atlantis Communications announced it was selling to a partnership including Goldman Sachs and CanWest Global Communications for C$53.2 We first bought Alliance Atlantis in 2003, when it became focused on its more successful areas, the popular CSI television series and cable TV channels in Canada. Columbia Acorn Fund sold much of its position after the announcement but our remaining holding is up 150% from its cost.

February 5: Hanover Compressor agreed to merge with Universal Compression Holdings, a competitor, in a deal for stock. Both companies rent compressors to the natural gas industry, and the companies believe the combination will result in cost savings and larger service areas. We agree and Columbia Acorn USA as of press time kept its position in Hanover.

February 8: Edgars Consolidated Stores, a South African retailer, said it would sell to Bain Capital. Edgars' offer was 50% over its price prior to deal news back in October 2006, but was not at a premium to similar public companies. We owned Edgars in Columbia Acorn Fund and Columbia Acorn International, correctly believing that new management would enable the company to benefit from an improving regional economy. While the buyout price was somewhat disappointing, both funds booked at least a double in under three years.

February 12: A twin-deal day. First, UrAsia Energy, a Canadian uranium miner with operations in Kazakhstan, announced a merger for sxr Uranium One stock. Uranium One is a Canadian uranium miner with operations primarily in South Africa. This was Columbia Acorn Select's only deal. With Columbia Acorn Fund and Columbia Acorn International also owning the stock, it was our largest dollar deal, exceeding

3

$250 million across the three funds. We continue to like uranium mining economics and the funds now own Uranium One. Second, Witness Systems agreed to sell to Verint, a strategic buyer, for $27.50 per share, a price we considered to be fair.

February 14: TALX announced a sellout to Equifax for a cash and stock deal valued at $35.50, an 11% premium to TALX's last closing price. We were disappointed by the offer, though it was more than a 20% premium to our cost. While that was an excellent compound rate of return as we owned the stock for only several months, we'd rather hold stocks for much longer periods and potentially make more money.

February 19: Florida Rock agreed to merge with fellow aggregates company Vulcan Materials for cash and stock worth a stated $68 per share, a 45% premium to Florida's prior closing price. We like the business as barriers to entry are high—people don't want rock mines in their back yards—and transportation costs keep out remote competitors. Consequently, it was one of our larger holdings. We thought Florida's stock price had seemed irrationally depressed due to concerns about the housing industry and Vulcan noticed. As of June 30, both Columbia Acorn Fund and Columbia Acorn USA had more than a double in their investment in Florida Rock and Columbia Acorn Fund also started a position in Vulcan.

February 21: Central Parking announced a sale to private equity consortium KCPC Holdings for $22.53 per share in cash. Central Parking had reportedly turned down offers that were $15 to $16 in the middle of 2006, but somehow real estate values have surged since then. We consider the new price to be fair.

March 2: Dendrite International, a provider of software and services to pharmaceutical marketing departments, reported that it would sell out to Cedegim, a French software company, for $16 in cash. We believed that Dendrite provided value to its customers, but we were disappointed by a lack of consistent growth. We think the deal was at a fair price given earnings volatility.

March 6: K&F Industries agreed to sell to Meggitt PLC, a fellow producer of aircraft wheels and brakes, for $27 per share in cash. The price represented just a 10% premium to the prior day's close and appeared cheap compared to cash flow. The company did allow competing bids, but none emerged. We believe we bought the stock at the right time in Columbia Acorn Fund and Columbia Acorn USA, as it returned over 60% in the 15 months that we held it.

March 15: WebEx announced a sellout to Cisco for $57 per share in cash, a 23% premium to its March 14 closing price. This was one of our quickest and smallest deals, as we had started buying the stock for Columbia Acorn Fund in January. Like the TALX deal, we got a fine rate of return, but we would have rather made potentially more dollars over a longer period of time.

March 19: ServiceMaster entered into a deal to sell to Clayton, Dubilier & Rice, a private equity firm, for $15.625 per share in cash. ServiceMaster was a great stock until about 1998 but it subsequently struggled. We bought it last year for Columbia Acorn Fund, thinking that new management could restructure and grow the business. Instead, the company decided to sell out at a relatively modest premium. Once again our rate of return was fine but we did not earn large dollars over the longer term.

March 23: Kronos agreed to sell to a group led by Hellman & Friedman for $55 per share in cash. We first bought Kronos over 10 years ago as a downstream-from-technology investment; the company substituted semiconductors for electromechanical devices in employee timeclocks. As years progressed, Kronos expanded its product portfolio with software offerings including shift scheduling, human resource management and recruiting. Earnings growth was erratic due to economic and product cycles and that provided some opportunities for long-term investors. We view the deal price as reasonable. Kronos was our second largest deal this year, as Columbia Acorn Fund and Columbia Acorn USA cashed out for over $180 million.

April 19: Van Houtte, a Canadian gourmet coffee equipment and services company, said it had a non-binding offer from an undisclosed buyer of C$25 per share, a 1% premium to its average price over the prior 30 days. The stock spiked up from C$17 in January, after the company said it was reviewing strategic options. In May the company entered into a definitive agreement and identified the buyer as Littlejohn & Co, a private equity firm. While we were disappointed with the sale price, Columbia Acorn International booked about a 40% profit in 14 months.

April 24: Highland Hospitality said it would sell out to JER Partners, a private equity firm focused on real estate, for $19.50 per share. Though we had cut our real estate holdings several years ago, we believed that the hotel business had favorable supply/demand characteristics and that Highland added value by acquiring and improving properties. We began buying the stock in December 2003. Upon the close of the deal in late July, Columbia Acorn Fund and

4

Columbia Acorn USA realized over 70% gains from its average cost, in addition to dividends previously booked.

May 7: Armor Holdings, a military vehicle and armor business, announced a sellout to BAE Systems, a UK defense conglomerate, for $88 per share in cash. We started buying the stock for Columbia Acorn Fund in December 2006, believing that the demand for military armor would grow over the long term and that Armor was well positioned. We thought the takeout price was fair, and when the deal closed following the period end, the Fund realized a 61% gain.

May 14: Viasys Healthcare agreed to sell out to Cardinal Health for $42.75 per share in cash, a 36% premium to its last closing price. We thought that price was a fair multiple on earnings and cash flow, and we subsequently learned that Viasys pursued a lengthy bidding process in order to obtain the highest price. We applaud management and directors for that effort. Upon the deal's close in June, Columbia Acorn Fund realized a 130% gain and Columbia Acorn USA tripled its investment.

May 15: Agile Software, a company that produces programs to handle changes in product design, said it would sell out to Oracle for $8.10 per share. The price represented a 12% premium to the stock's last trade. We bought the stock a year earlier, correctly believing that sales would increase and profits would commence.

May 21: Cellular phone company Alltel announced a sale to private equity buyers TPG Capital and Goldman Sachs for $71.50 cash per share. Our Alltel shares were derived from a previous takeover, as a result of it buying Western Wireless, a rural cellphone company. We had expected Alltel to sell out and were relieved upon the announcement because we were leery of increasing competition. We sold our remaining positions shortly after the announcement, realizing over 400% gains over our original Western Wireless costs, in both Columbia Acorn Fund and Columbia Acorn USA.

Also on May 21, Cytyc, a dominant producer of consumable diagnostic and surgical products for women's health, agreed to sell out to Hologic for a combination of cash and stock. The merger appears to make sense for both companies as we believe the combined company can boost sales and reduce costs. We have owned Cytyc since early 2005 in Columbia Acorn Fund and, at quarter end, showed a 75% profit on our investment.

May 22: Crescent Real Estate Equities, which primarily owns office buildings, announced a sale to Morgan Stanley Real Estate, a private fund, for cash. The $22.80 price was just a 6% premium to the stock's prior close, which barely offsets dividends that were cancelled until the deal is expected to close in the third quarter. Furthermore, the price represented a 5% to 10% discount to what we then believed the company was worth.

May 30: Ceridian, a provider of payroll processing, other HR services, trucker transactions processing and gift cards, agreed to sell to Thomas H. Lee Partners and Fidelity National Financial for $36 cash per share. We believe that Ceridian's core HR business is a solid franchise undergoing internal improvement and its other businesses are gems. Governance, however, became somewhat like a soap opera as an activist hedge fund bought a 15% interest, agitated for strategic restructuring, and began negotiating with a division head, who then got fired. That is all a shame, as we think the $36 price undervalues the company's potential.

June 15: Penn National Gaming, a regional casino operator, said it would sell out to a private group, which includes management, Fortress Investment and Centerbridge Partners, for $67 per share in cash. The bid was a 31% premium to the prior day's stock price, and at what we considered to be a fair multiple of cash flow. With Penn's proposed sale later this year, and Kerzner International's and Station Casino's announced sellouts last year, there are expected to be few public small- and mid-cap casino companies remaining.

June 18: Footwear retailer Genesco gave itself the boot as a public company, agreeing to sell out to Finish Line, another footwear retailer, for $54.50 cash per share. In April and May, the board of Genesco had rejected lower offers from Foot Locker. We think the $54.50 price is fair and we applaud the board for holding out for that price.

June 20: Nuveen Investments said it would be acquired by a private group lead by Madison Dearborn Partners, for $65 per share in cash. We like the investment management business, and Columbia Acorn Fund started buying Nuveen in late 2004. Columbia Acorn Select later bought a position. Unfortunately, in early 2007 we trimmed Columbia Acorn Fund's holdings and sold out of Columbia Acorn Select's position due to valuation and fears that growth would slow. Columbia Acorn Fund will realize nearly a 100% gain on its remaining shares if the deal is executed under its announced terms.

5

June 26: Stork, a Netherlands-based conglomerate, agreed to sell to private equity firm Candover Investments. The price, 47 Euros cash per share, represented a 12% premium to the stock's prior close. Stork has been harassed by activist shareholders demanding that it be split up, and the company sees the sale as a way to resolve the dispute. We believe the small premium does not reflect Stork's underlying value. We understand that a supermajority vote is needed to approve the buyout and we think the 47 Euro price may need to be increased for a transaction to occur. Columbia Acorn Fund, Columbia Acorn International and Columbia Acorn International Select owned the stock.

June 27: Chittenden, a New England bank, announced it would sell to People's United Financial, another company held by Columbia Acorn Fund and Columbia Acorn USA, for a combination of stock and cash. The banking industry in the United States has been consolidating for a long time, and Columbia Acorn Fund has benefited from a lot of bank sellouts. While we believe this sellout price is fair and Chittenden was certainly a profitable investment for Columbia Acorn Fund and Columbia Acorn USA, our funds' positions in People's United fell on the news somewhat more than their positions in Chittenden rose.

June 29: Another rural cellular phone company, Dobson Communications, announced it would sell. This deal is for cash and the buyer is AT&T, which operates nearby cellular systems that utilize the same technology as Dobson. Columbia Acorn Fund has owned cellphone franchises since the industry began in the 1980s and has benefited from numerous sellouts. Similar to the casino industry, few small- and mid-cap public cellular companies remain.

Trillion Dollar Question

Buyout booms tend to run in cycles. Typically, private equity is able to raise more equity capital after a few years of good returns, and is able to raise debt funding when interest rates for "junk" bonds are at relatively low premiums to quality bonds. Then buyout momentum accelerates. Increased private equity activity seems to spur more strategic acquisitions and buyout prices rise.

The dollar volume of private equity buyouts in the United States and Europe averaged around $30 billion a year from 2000 to 2002, and then ramped to an unprecedented level in 2006, around $384 billion!3 While the dollar amount of private buyouts in 2006 broke records, as a percentage of stock market valuation it was barely half of 1988's level. Private equity recently had about $250 billion of equity capital available for buyouts, and was continuing to raise a lot more.4 Adding debt to this equity suggests that private equity would be able to buy over a trillion dollars of assets. The trillion dollar question is whether lenders will continue to fund lots of buyouts at low interest rates.

Credit markets in the first half of 2007 were very loose relative to historical standards. While we think buyout prices were high, we believe they had not yet reached "bubble" levels. We do not think we have seen the marquee "big and dumb" deals, which would normally suggest the buyout boom is nearing an end.

However, credit market conditions changed considerably after the June 30 end of this report period. Home mortgage defaults kept growing, especially for sub-prime mortgages. Mortgage-backed security prices fell, triggering huge losses for some hedge funds and creating concerns about possible losses elsewhere. Credit markets tightened overall and premiums for "junk" bonds increased.

Previously announced financial buyout deals generally have gotten funded, at first with sweetened terms for bond financing and later by bank commitments rather than primarily by bonds. Banks appear to be honoring existing financing commitments but seem to be limiting additional obligations.

At press time, the debt market was chaotic. While several high quality corporations were able to issue new bonds, risky borrowers appear locked out. We don't know what will happen next. We believe that there is a reasonable chance that the mortgage-backed security problem will be contained and its casualties clearly defined, allowing the remainder of the credit markets to return to normal. Higher quality financial buyouts could then resume. We feel there is also a chance that credit markets will remain tight for a long time, severely limiting new buyouts.

We usually buy stocks in order to grow with them for a long time, not to participate in a buyout within a few

6

months. We recognize that buyout cycles come and go. We benefited from the buyout cycle and will likely continue to benefit from it should it resume, but we will not change our investment objectives, strategy, style or process.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

While some of the deals have closed, there can be no assurance that the remaining transactions discussed above will be consummated on the terms and conditions, or that the Funds will profit to the extent, described herein.

All holding gains mentioned are calculated based on tax lots of securities held at the time of publication and additional tax lots may have been previously sold at higher costs for some stocks.

1  Data taken from a presentation given by Steven Kaplan, Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Graduate School of Business, to the Chicago Analyst Society on June 11, 2007. Steven is also a trustee of the Columbia Acorn Trust.

2  The "C" denotes Canadian dollars here and elsewhere in the essay.

3  "The Financing of Large Buyouts: An Empirical Analysis," a paper coauthored by Ulf Axelson, Tim Jenkinson, Per Stromberg and Michael Weisbach. Preliminary version dated April 3, 2007.

4  Ibid.

Fund weightings at June 30, 2007, in the holdings mentioned were as follows:

Alliance Atlantis Communication: Columbia Acorn Fund, 0.1%

Hanover Compressor: Columbia Acorn USA, 0.5%

Uranium One: Columbia Acorn International, 0.7%; Columbia Acorn Fund, 0.4%; Columbia Acorn Select, 6.2%

Florida Rock: Columbia Acorn USA, 0.8%; Columbia Acorn Fund, 0.6%

Vulcan Materials: Columbia Acorn Fund, 0.1%

ServiceMaster: Columbia Acorn Fund, 0.4%

Van Houtte: Columbia Acorn International, 0.4%

Highland Hospitality: Columbia Acorn Fund, 0.5%; Columbia Acorn USA, 0.4%

Armor Holdings: Columbia Acorn Fund, 0.3%

Agile Software: Columbia Acorn Fund, 0.1%; Columbia Acorn USA, 0.1%

Cytyc: Columbia Acorn Fund, 0.4%

Crescent Real Estate Equities: Columbia Acorn Fund, 0.1%

Ceridian: Columbia Acorn USA, 1.1%; Columbia Acorn Fund, 0.6%

Penn National Gaming: Columbia Acorn Fund, 0.5%

Genesco: Columbia Acorn USA, 0.3%; Columbia Acorn Fund, 0.2%

Nuveen Investments: Columbia Acorn Fund, 0.4%

Stork: Columbia Acorn International Select, 2.3%; Columbia Acorn International, 1.0%

Chittenden: Columbia Acorn USA, 0.4%; Columbia Acorn Fund, 0.2%

Dobson Communications: Columbia Acorn USA, 1.1%; Columbia Acorn Fund, 0.4%

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

Past performance is no guarantee of future results.

7

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

January 1, 2007 – June 30, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
Class Z Shares	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund	1,000.00	1,000.00	1,115.49	1,021.17	3.83	3.66	0.73
Columbia Acorn International	1,000.00	1,000.00	1,145.89	1,020.33	4.79	4.51	0.90
Columbia Acorn USA	1,000.00	1,000.00	1,095.01	1,019.98	5.04	4.86	0.97
Columbia Acorn International Select	1,000.00	1,000.00	1,118.02	1,018.89	6.25	5.96	1.19
Columbia Acorn Select	1,000.00	1,000.00	1,167.61	1,020.23	4.94	4.61	0.92
Columbia Thermostat Fund	1,000.00	1,000.00	1,043.49	1,023.55	1.27	1.25	0.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the Investment adviser or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

*For the six months ended June 30, 2007.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

8

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

9

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 6/30/07

ITT Educational Services	1.1%
Eaton Vance	1.1%
Fugro	1.1%
People's United	0.8%
Florida Rock	0.6%
Penn National Gaming	0.5%
Highland Hospitality	0.5%
ESCO Technologies	0.4%
Hong Kong Exchanges and Clearing	0.4%
Housing Development Finance	0.4%
Hexagon	0.4%
Armor Holdings	0.3%
Chittenden	0.2%
Shuffle Master	0.2%
Crescent Real Estate Equities	0.1%

Columbia Acorn Fund rose 11.55% in the first half of 2007, nicely beating the 8.67% return of the small-cap Russell 2500 Index, and also pacing ahead of other benchmarks. The Fund rose 6.70% in the second quarter, moderately outperforming the Russell 2500's gain of 4.94%, and slightly outperforming other benchmarks.

Stock selection drove fine results, and the same three companies were our largest dollar winners for both the first half and the second quarter. ITT Educational Services jumped 77% in the half and 44% in the quarter on strong sales and profit margins. Eaton Vance appreciated 35% in the half and 24% in the quarter; its assets under management surged as the company created new closed-end funds. Netherlands-based Fugro rounded out the winners' circle, up 35% and 27% respectively, on strong demand for energy industry offshore services.

Sellouts also boosted performance. In the first half, Kronos was the Fund's largest dollar winner as a result of takeovers, clocking a 50% gain, while Armor Holdings and Florida Rock were the largest percentage winners, each up about 58%. In the second quarter, Penn National Gaming scored the Fund's largest takeover dollar jackpot and percentage gain, up 42%. There were 27 takeovers in the half, beating the 26 in all of 2006; they boosted performance by over 1.5%. We discuss these takeovers in "Squirrel Chatter II" beginning on Page 3 of this report.

The Fund had relatively low investments in industries that did not perform well. Real estate stocks within the Russell 2500 were down in the first half of 2007, after many stellar years. Columbia Acorn Fund's real estate investment was both relatively small and actually profitable, thanks to announced takeovers of Highland Hospitality and Crescent Real Estate Equities. In the second quarter, Russell 2500 bank and utility stocks also did poorly. The Fund had relatively small investments in both areas.

Columbia Acorn Fund's largest dollar loser in the first half was People's United, a Connecticut savings and loan company. It lost 16% in part due to its somewhat dilutive acquisition of another Fund bank holding, Chittenden, which rose 15%. Shuffle Master dropped 37% in the half due to poor earnings. ESCO Technologies declined 19% in the quarter on news that a major customer of its automatic meter readers was reconsidering its requirements.

Columbia Acorn Fund's international stocks resumed their outperformance in the quarter, and rose 14.56%, boosting their first half gain to 18.85%. In addition to Fugro, mentioned above, top winners for the quarter were Hong Kong Exchanges and Clearing, up 48% on regulatory changes which allow mainland Chinese to own stocks listed in Hong Kong. Housing Development Finance booked a 44% gain on India's prosperity and housing boom. Hexagon, a Swedish manufacturer of measurement equipment and polymers, gained 42% due to excellent earnings. At the end of the half, foreign stocks were 11.5% of Columbia Acorn Fund, up slightly from 11.3% last quarter but down from 13.7% year-to-year.

Small- and mid-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

10

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2007

Inception 6/10/70	Year to date*	1 year	5 years	10 years
Returns before taxes	11.55%	20.66%	18.09%	15.24%
Returns after taxes on distributions	11.33	19.18	17.42	13.60
Returns after taxes on distributions and sale of fund shares	7.74	15.09	15.87	12.82
Russell 2500 (pretax)	8.67	18.74	15.30	11.00
S&P 500 (pretax)	6.96	20.59	10.71	7.13

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

*Year to date data not annualized.

Columbia Acorn Fund Portfolio Diversification

as a % of net assets as of 6/30/07

Columbia Acorn Fund Top 10 Holdings

as a % of net assets as of 6/30/07

1.	Coach Designer & Retailer of Branded Leather Accessories	1.6%
2.	Eaton Vance Specialty Mutual Funds	1.1%
3.	ITT Educational Services Post-secondary Degree Programs	1.1%
4.	Abercrombie & Fitch Teen Apparel Retailer	1.1%
5.	Fugro (Netherlands) Oilfield Services	1.1%
6.	Expeditors International of Washington International Freight Forwarder	1.1%
7.	FMC Technologies Oil & Gas Well Head Manufacturer	1.1%
8.	Chico's FAS Women's Specialty Retailer	1.0%
9.	Genlyte Group Commercial Lighting Fixtures	1.0%
10.	Ametek Aerospace/Industrial Instruments	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through June 30, 2007

This graph compares the results of $75,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Stock Index and to an initial $238,325 investment in the Russell 2500 on the index's December 31, 1978 inception date. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$21,231.3 million

*A $75,000 investment in Columbia Acorn Fund at inception appreciated to $238,325 on December 31, 1978, the inception date of the Russell 2500. For comparison with the Russell 2500, we assigned the index the same value as the Fund at index inception.

11

Columbia Acorn International

In a Nutshell

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 6/30/07

Hong Kong Exchanges and Clearing	1.4%
Hexagon	1.4%
China Shipping Development	1.0%
Singapore Exchange	0.8%
Taewoong	0.6%
Burckhardt Compression	0.6%
Lenovo Group	0.5%
Sung Kwang Bend	0.5%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn International ended the quarter up 8.61% vs. a 7.37% gain for the benchmark S&P/Citigroup EMI Global ex-US Index. Year to date, the Fund was up 14.59% vs. a 14.85% gain for the benchmark.

Returns varied considerably by region. Led by Korea and China, the Fund's Asia ex-Japan holdings posted a nearly 32% return on the back of positive earnings surprises and liquidity inflows to the region. Liberalization measures in China allowing local investment companies to invest overseas—with Hong Kong as the most likely initial recipient of these funds—boosted sentiment regarding China–focused companies. China Shipping Development, one of China's largest shipping companies, rose 54% in the quarter and year to date, in part due to its large valuation gap when compared to its domestic-listed shares. Lenovo Group, China's largest computer company, rose nearly 61% in the quarter and was up 45% for the half year on improved earnings and the continued attention towards high profile Chinese companies. The regional exchanges also continued to drive good returns, with Hong Kong Exchanges and Clearing and Singapore Exchange both jumping 48% in the second quarter as trading volumes increased in what is largely a fixed cost base business. The Fund's top two performers were two niche Korean industrial companies, Sung Kwang Bend and Taewoong. These recent additions to the Fund rose 141% and 103% respectively, in the quarter. Gains were driven by the strong growth in global infrastructure and construction projects, particularly in the Middle East where Korean companies have a long track record in infrastructure development. For the half year, Sung Kwang Bend was up an impressive 285% and Taewoong reached a 104% gain. We applaud our analyst who covers this region, Jeannie Cheung, for ferreting out these ideas.

The Fund's holdings in Continental Europe and Canada also posted strong results, rising 12% and 17%, respectively, in the quarter. Our long-term strategy of investing in what we believe to be high-quality European industrial stocks continued to pay off. Burckhardt Compression, a Swiss supplier of gas compression pumps, and Hexagon, a Swedish manufacturer of measurement equipment and polymers and the Fund's second largest position at the outset of the quarter, both rose over 40% in the second quarter on continued strong demand for their highly specialized products.

Japanese stocks dominated the list of underperformers. Despite a reasonably strong domestic economy, flat wage growth has lead to lackluster domestic consumption as consumers save rather than spend. Moreover, Japanese savers, attracted by higher yields than they can receive at home, are increasingly investing overseas. This has contributed to yen weakness relative to world currencies, placing a further drag on performance.

The other regions of note were the poorly performing British and Irish markets. After posting strong returns in 2006, these markets have seen a strong pullback thus far in 2007 on concerns over higher interest rates, extended valuations and a deepening financial crisis. Since the beginning of 2007, we have significantly reduced our exposure to these markets, but still have been affected by the overall poor sentiment. As a region, the United Kingdom/Ireland was flat in the second quarter.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

12

Columbia Acorn International (ACINX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2007

Inception 9/23/92	Year to date*	1 year	5 years	10 years
Returns before taxes	14.59%	34.91%	24.42%	13.80%
Returns after taxes on distributions	14.39	33.01	23.81	12.67
Returns after taxes on distributions and sale of fund shares	9.60	24.79	21.68	11.82
S&P/Citigroup EMI Global ex-US (pretax)	14.85	35.90	26.03	11.50
S&P/Citigroup Global ex-US Cap Range $500mm-$5bn	15.47	35.50	26.22	11.86

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

* Year to date data not annualized.

Columbia Acorn International Portfolio Diversification

as a % of net assets as of 6/30/07

Columbia Acorn International Top 10 Holdings

as a % of net assets as of 6/30/07

1.	Fugro (Netherlands) Oilfield Services	1.6%
2.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	1.4%
3.	Hexagon (Sweden) Measurement Equipment & Polymers	1.4%
4.	SES Global (France) Satellite Broadcasting Services	1.2%
5.	Housing Development Finance (India) Indian Mortgage Lender	1.2%
6.	Atwood Oceanics (United States) Offshore Drilling Contractor	1.1%
7.	Suzano (Brazil) Brazilian Pulp & Paper Producer	1.1%
8.	ShawCor (Canada) Oil & Gas Pipeline Products	1.0%
9.	Kuehne & Nagel (Switzerland) Freight Forwarding/Logistics	1.0%
10.	China Shipping Development (China) China's Dominant Shipper for Oil & Coal	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through June 30, 2007

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P/Citigroup EMI Global ex-US and the S&P/Citigroup Global ex-US Cap Range $500mm-$5bn Index. The indexes are unmanaged and returns for both the indexes and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$5,458.7 million

13

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 6/30/07

ITT Educational Services	2.5%
FMC Technologies	1.9%
Atwood Oceanics	1.5%
ESCO Technologies	1.4%
Flir Systems	1.2%
True Religion Apparel	1.1%
Dobson Communications	1.1%
II-VI	0.8%
J. Crew Group	0.6%
Nektar Therapeutics	0.3%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn USA gained 5.81% in the second quarter, outperforming the 4.42% increase of the Russell 2000 Index. The Fund also topped the index year to date through June 30, increasing 9.50% vs. the index's 6.45% gain. A continued underweight in financials contributed to the Fund's outperformance. A victim of deteriorating fundamentals and lingering concerns over credit losses, the financial sector fell 2% in the second quarter and was down more than 6% for the half year in the Russell 2000 Index. Columbia Acorn USA had a 9% weight in financial stocks at quarter end, less than half of the 21% weight in the Russell 2000.

Strong performance of consumer stocks also bolstered the Fund's relative performance. ITT Educational Services, a provider of post-secondary degree programs, was the Fund's leader in the consumer sector and overall. The stock was up 44% for the quarter and 77% year to date on strong student enrollment growth. True Religion Apparel, a maker of high-end denim clothing, gained 25% in the quarter and 33% for the six months on aggressive retail store opening plans. Apparel retailer J. Crew Group was up 35% in the quarter and 40% for the half year thanks to explosive earnings growth of 70% year-over-year.

Other winners included Flir Systems, a manufacturer of infrared cameras. The stock gained 30% in the quarter and was up 45% year to date on news of large contract wins with the U.S. Army. Dobson Communications, a rural cellular service provider, gained 29% in the quarter on speculation that the company would be bought out. On June 29, after the market closed on the last day of the quarter, Dobson did indeed announce they were being acquired by AT&T. For the semiannual period, the stock was up 28%. Atwood Oceanics and FMC Technologies increased due to healthy demand for deep-water drilling contractors (Atwood Oceanics) and oil and gas well head manufacturers (FMC Technologies). Atwood gained 17% in the quarter and was up 40% for the half year while FMC Technologies posted a 14% quarterly gain and 29% year-to-date return.

Laggards included ESCO Technologies, a maker of automated electric meter readers. The stock fell 19% in the quarter and was off 20% for the six months on news of possible changes in a large contract with a California utility. II-VI, a maker of laser components, fell 20% in the quarter due to operational difficulties. Year-to-date the company is showing less than a 3% loss.

Two biotech names also landed in the loser column. The Medicines Company, a maker of cardiovascular drugs, fell 23% in the quarter and was off 39% for the half year as an appeal to extend one of its major drug patents was denied. We sold the stock. Nektar Therapeutics, a provider of drug delivery technologies, fell 27% in the quarter and was off 38% for the six months as sales of the company's inhaleable insulin came in under expectations.

While certain sectors, such as housing, have been under a lot of pressure so far this year, we believe the overall economy remains remarkably healthy. We feel the market is continuing to offer plenty of investment opportunities for discriminating small-cap investors.

Risks include stock market fluctuations due to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

14

Columbia Acorn USA (AUSAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2007

Inception 9/4/96	Year to date*	1 year	5 years	10 years
Returns before taxes	9.50%	16.03%	15.19%	12.22%
Returns after taxes on distributions	9.36	15.58	14.89	11.50
Returns after taxes on distributions and sale of fund shares	6.37	10.98	13.34	10.57
Russell 2000 (pretax)	6.45	16.43	13.88	9.06

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

*Year to date data not annualized.

Columbia Acorn USA Portfolio Diversification

as a % of net assets as of 6/30/07

Columbia Acorn USA Top 10 Holdings

as a % of net assets as of 6/30/07

1.	ITT Educational Services Post-secondary Degree Programs	2.5%
2.	Genlyte Group Commercial Lighting Fixtures	2.2%
3.	Crown Castle International Communications Towers	2.1%
4.	FMC Technologies Oil & Gas Well Head Manufacturer	1.9%
5.	Time Warner Telecom Fiber Optic Telephone/Data Services	1.8%
6.	AmeriCredit Auto Lending	1.7%
7.	Abercrombie & Fitch Teen Apparel Retailer	1.7%
8.	Edwards Lifesciences Heart Valves	1.7%
9.	Oxford Industries Branded & Private Label Apparel	1.7%
10.	Tellabs Telecommunications Equipment	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through June 30, 2007

This graph compares the results of $75,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$1,703.5 million

15

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 6/30/07

Nintendo	4.9%
Potash Corp. of Saskatchewan	3.2%
Hong Kong Exchanges and Clearing	3.2%
Hexagon	2.7%
Kenedix	2.3%
Singapore Exchange	1.8%
C&C Group	0.1%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn International Select climbed 7.38% in the second quarter, outpacing the 6.08% gain of the S&P/Citigroup World ex-US Cap Range $2-10B Index. Year to date, the Fund was up 11.80% vs. a 12.04% return for the index.

Japan's Nintendo continued to post strong returns in the second quarter, increasing 27%. For the first six months of the year, the stock was up 49% as sales of its Wii gaming system continue to break records and strong sales of its gaming software followed suit. Canada's Potash Corp. of Saskatchewan, the worlds' largest producer of potash, gained 48% in the quarter and was up 65% for the half year as increasing crop prices bode well for fertilizer prices. Sweden's Hexagon, a manufacturer of measurement equipment and polymers, increased 42% in the quarter and 35% for the six months on strong earnings news.

Increased liquidity and favorable earnings news boosted the performance of Asian markets, excluding Japan. The Fund's equity and derivatives market operators, Hong Kong Exchanges and Clearing and Singapore Exchange, both benefited from increased trading volumes. Hong Kong Exchanges and Clearing increased nearly 48% in the quarter and was up 32% for the half year. Singapore Exchange saw similar gains for the quarter, up 48%, and for the six months the stock was up 76%.

Laggards for the quarter included Kenedix, a Japanese real estate investment management company. The stock fell 27% in the quarter and was off 18% for the first half of the year due to the rise in interest rates in Japan and concerns that the real estate sector would suffer. Banca Italease, an Italian leasing and factoring company, fell 46% in the quarter and was sold out of the Fund as the company seriously misjudged the amount of exposure it had to interest rate derivatives, which could result in a required capital increase for the firm. Last year Irish beverage company C&C Group was a star performer for Columbia Acorn International Select but the stock has cooled in 2007. Company earnings and sales have declined due to increased competition and very poor summer weather. The stock fell 8% in the quarter and was down 21% year to date.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

16

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2007

Inception 11/23/98	Year to date*	1 year	5 years	Life of fund
Returns before taxes	11.80%	35.02%	21.96%	14.69%
Returns after taxes on distributions	11.61	34.88	21.94	14.61
Returns after taxes on distributions and sale of fund shares	7.67	22.85	19.61	13.21
S&P/Citigroup World ex-US Cap Range $2-10B (pretax)	12.04	29.92	22.67	13.52

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

*Year to date data not annualized.

Columbia Acorn International Select Portfolio Diversification

as a % of net assets as of 6/30/07

Columbia Acorn International Select Top 10 Holdings as a % of net assets as of 6/30/07

1.	Nintendo (Japan) Entertainment Software & Hardware	4.9%
2.	Fugro (Netherlands) Oilfield Services	3.6%
3.	CRH (Ireland) Global Building Materials	3.3%
4.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	3.2%
5.	Zumtobel (Austria) Lighting Systems	3.2%
6.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.2%
7.	Atwood Oceanics (United States) Offshore Drilling Contractor	3.1%
8.	Synthes (Switzerland) Products for Orthopedic Surgery	3.1%
9.	Smith & Nephew (United Kingdom) Medical Equipment & Supplies	3.0%
10.	SES Global (France) Satellite Broadcasting Services	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through June 30, 2007

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P/Citigroup World ex-US Cap Range $2-10B Index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $222.0 million

17

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 6/30/07
ITT Educational Services	4.8%
Liberty Global	4.4%
Potash Corp. of Saskatchewan	3.5%
Tetra Technologies	1.8%
American Commercial Lines	1.7%
JB Hunt Transport Services	0.9%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Select gained 9.12% in the second quarter, ahead of its benchmark, the S&P MidCap 400 Index, which returned 5.84%. The Fund also topped the S&P 500's return of 6.28% in the quarter. Year to date, Columbia Acorn Select was up 16.76% vs. 11.98% for the S&P MidCap 400 and 6.96% for the S&P 500.

The top three drivers of Fund performance were the same this quarter as last quarter: ITT Educational Services, Potash Corp. of Saskatchewan and Liberty Global. All three companies displayed strong fundamentals and their combined return accounted for 4.7% of the Fund's 16.76% return year to date.

We made a few structural adjustments to Columbia Acorn Select during the quarter. The minimum dollar amount to open a new account is now $100,000, up from $50,000, and all retirement plans are now subject to the new minimum. We currently manage about $3.2 billion in assets in Columbia Acorn Select. Cash inflows have been very strong so far this year and we hope to temper this with the higher minimum. At the end of the period, the Fund had 10% of its assets in cash. We are finding ideas to buy, however most are valued at levels that we are willing to pay to build a small position but we don't want to bet the ranch, at least not yet. We do not want to be forced into initiating bigger positions just to accommodate cash inflows. While we don't believe we are reaching capacity with this product in the long run, we would like to be prudent in the short term.

We also increased the number of stocks we are allowed to hold in the Fund. Columbia Acorn Select can now invest in generally 30 to 60 companies (currently we hold 39), an increase from the previous 20 to 40. We still plan on running a select portfolio. Since starting the Fund in 1998, we have had over 40% of our assets in our top 10 names and we don't see this changing. We also slightly increased the percentage of the Fund that we can invest in foreign companies. Currently we have approximately 10% of the Fund's assets invested in international stocks, mostly in the raw materials sector.

We added three stocks to the portfolio during the quarter: American Commercial Lines, JB Hunt Transport Services and Tetra Technologies. We sold out of two positions, Nuveen Investments and Weight Watchers International.

We sold Nuveen one month before it announced it was selling itself to a private equity firm. Our crystal ball was smudged and we did not see the take out coming, but should we have? We sold Nuveen because we were concerned with the direction it was taking with its asset management division. We believe Nuveen was purchased at a much higher price than we sold it at because money has been abundant and private equity can leverage cheap money and pay lofty multiples while infusing little equity. The Nuveen sale prompted me to go back and look at our other sales since I became portfolio manager of the Fund in early 2004. We exited 22 positions and had another three companies taken over for cash during the last three years. Looking back at the reasons we had for selling the positions, we were often right yet many of these stocks trade at higher prices. This exercise reminded us how easily mistakes are forgiven in bull markets; companies can miss earnings estimates and growth can come in slower than Wall Street originally thought yet share prices can still go up. This is true for portfolio managers as well; most of us are putting up large returns during this period but will we keep these returns when the economy goes slack? When the market does cool, we believe owning the right stocks will be very important and having more structural flexibility within the Fund should help us to preserve capital. Thank you for your continued support of Columbia Acorn Select.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

18

Columbia Acorn Select (ACTWX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2007

Inception 11/23/98	Year to date*	1 year	5 years	Life of fund
Returns before taxes	16.76%	32.54%	18.46%	16.43%
Returns after taxes on distributions	16.58	31.98	18.12	15.91
Returns after taxes on distributions and sale of fund shares	10.97	21.62	16.24	14.56
S&P MidCap 400 (pretax)	11.98	18.51	14.17	12.69

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

*Year to date data not annualized.

Columbia Acorn Select Portfolio Diversification

as a % of net assets as of 6/30/07

Columbia Acorn Select Top 10 Holdings

as a % of net assets as of 6/30/07

1.	Uranium One (South Africa) (previously UrAsia Energy) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	6.2%
2.	ITT Educational Services Post-secondary Degree Programs	4.8%
3.	Tellabs Telecommunications Equipment	4.6%
4.	Liberty Global Cable TV Franchises outside the USA	4.4%
5.	Conseco Life, Long-term Care & Medical Supplement Insurance	4.3%
6.	Safeway Supermarkets	3.8%
7.	Abercrombie & Fitch Teen Apparel Retailer	3.8%
8.	Janus Capital Group Manages Mutual Funds	3.5%
9.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.5%
10.	Expedia Online Travel Services Company	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $100,000 Investment in Columbia Acorn Select (Class Z)*

November 23, 1998 through June 30, 2007

This graph compares the results of $100,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$3,206.1 million

* The minimum initial investment amount for Columbia Acorn Select was increased to $100,000 on June 25, 2007. Certain exclusions may apply.

19

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the second quarter up 2.07% and posted a 4.43% year-to-date gain. Fund performance, as expected, was between the S&P 500 Index and the Lehman Brothers U.S. Credit Intermediate Bond Index for both time periods (see Page 2 for index data).

Fund returns came in below the 4.96% quarterly gain and 6.79% six-month increase of the Lipper Flexible Portfolio Funds Index. Key to its investment strategy, Columbia Thermostat Fund sells a portion of its stock funds when the S&P 500 goes up and invests more in bonds. Because 2007 has generally been a strong year for equities, Columbia Thermostat Fund has had more of its portfolio in bonds than the average fund in the Lipper Flexible Portfolio Funds Index. This dampened the Fund's relative returns in the first six months of this year. However, if the equity weakness that arose just following the period end persists, Columbia Thermostat Fund's relative performance is likely to improve. Additionally, our approach should automatically ensure that we are buying equities if there is a sustained drop in prices. At the end of the period, the Fund had a 35% exposure to stocks and a 65% exposure to bonds.

As the following table illustrates, the equity portion of the portfolio had impressive gains in the quarter and year to date through June 30, 2007. For the second quarter, the Fund's equity component was up 6.70% and, for the half year, it was up 9.71%. Columbia Acorn Select posted top gains for both time periods, followed by Columbia Acorn International and Columbia Acorn Fund. On the fixed income side, the Fund's income component was down 0.70% for the quarter and gained just 0.75% for the half year.

Results of the Funds Owned in Columbia Thermostat Fund

at June 30, 2007

Equities Fund	Weightings in Category	2nd quarter returns	Year-to-date returns to 6/30/07
Columbia Acorn Fund	15%	6.70%	11.55%
Columbia Acorn Select	10%	9.12%	16.76%
Columbia Marsico Growth Fund	15%	5.34%	6.01%
Columbia Acorn International	15%	8.61%	14.59%
Columbia Dividend Income Fund	20%	5.69%	7.88%
Columbia Large Cap Enhanced Core Fund	25%	6.17%	6.60%
Weighted Average Equity Return	100%	6.70%	9.71%
Fixed Income Fund	Weightings in Category	2nd quarter returns	Year-to-date returns to 6/30/07
Columbia Federal Securities Fund	30%	-1.06%	0.28%
Columbia Intermediate Bond Fund	50%	-0.52%	0.77%
Columbia Conservative High Yield Fund	20%	-0.64%	1.42%
Weighted Average Income Return	100%	-0.70%	0.75%

Columbia Thermostat Fund Rebalancing in the Second Quarter

April 16, 2007:	35% stock, 65% bond
May 4, 2007:	30% stock, 70% bond
June 8, 2007:	35% stock, 65% bond

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Small- and mid-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

20

Columbia
Thermostat Fund (COTZX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2007

Inception 9/25/02	Year to date*	1 year	3 year	Life of fund
Returns before taxes	4.43%	12.88%	9.07%	11.26%
Returns after taxes on distributions	3.87	10.33	7.03	9.84
Returns after taxes on distributions and sale of fund shares	3.32	9.62	6.96	9.21
S&P 500 (pretax)	6.96	20.59	11.68	15.68
Lehman Brothers U.S. Credit Intermediate Bond Index (pretax)	1.28	6.34	3.79	4.46
Lipper Flexible Portfolio Funds Index (pretax)	6.79	16.83	11.10	13.46

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

*Year to date data not annualized.

Columbia Thermostat Fund Asset Allocation

as a % of net assets as of 6/30/07

Columbia Thermostat Fund Portfolio Weightings

as a % of assets in each investment category
as of 6/30/07

Stock Mutual Funds

Columbia Large Cap Enhanced Core Fund	25%
Columbia Dividend Income Fund	20%
Columbia Acorn Fund	15%
Columbia Acorn International	15%
Columbia Marsico Growth Fund	15%
Columbia Acorn Select	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund	50%
Columbia Federal Securities Fund	30%
Columbia Conservative High Yield Fund	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through June 30, 2007

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500, the Lehman Brothers U.S. Credit Intermediate Bond Index and the Lipper Flexible Portfolio Funds Index. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$180.0 million

21

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/07	06/30/07
Additions
Information
Blackbaud	0	613,000
Ciena	0	370,000
Dolby Laboratories	0	250,000
Epicor	671,000	1,500,000
Equinix	190,000	225,000
Everlight Electronics (Taiwan)	3,198,000	6,400,000
FARO Technologies	685,000	860,000
II-VI	2,025,000	2,220,000
Informa Group (United Kingdom)	0	1,300,000
IPG Photonics	750,000	1,190,000
Kenexa	962,000	1,200,000
MetroPCS Communications	0	175,000
Microsemi	1,925,000	2,250,000
Polycom	1,060,000	1,250,000
Red Hat	0	900,000
Sanmina-SCI	10,000,000	14,522,000
Scientific Games	500,000	2,000,000
Switch & Data Facilities	370,000	877,000
Taylor Nelson Sofres (United Kingdom)	0	2,358,000
Tellabs	14,100,000	15,380,000
TheStreet.com	0	1,094,000
Time Warner Telecom	4,700,000	6,200,000
Trimble Navigation	2,900,000	3,070,000
Industrial Goods & Services
Albany International	234,000	700,000
American Commercial Lines	0	1,900,000
American Reprographics	1,500,000	2,000,000
Cytec Industries	0	400,000
Donaldson	3,800,000	4,000,000
Interline Brands	500,000	1,000,000
Intertek Testing (United Kingdom)	0	631,000
Kansai Paint (Japan)	0	124,000
Stork (Netherlands)	0	56,492
Union Tool (Japan)	44,300	360,000
Vulcan Materials	0	175,000
Wavin (Netherlands)	90,000	611,460
Consumer Goods & Services
Ambassadors Group	0	135,000
Hansen Natural	850,000	1,650,000
Herman Miller	2,500,000	3,800,000
NutriSystem	1,000,000	1,120,000
Thor Industries	441,000	561,000

	Number of Shares
	03/31/07	06/30/07
Finance
BOK Financial	2,605,000	2,852,000
CAI International	0	200,000
Conseco	4,000,000	5,000,000
First Financial Bankshares	286,000	386,000
HCC Insurance Holdings	3,125,000	3,600,000
MB Financial	0	700,000
Philadelphia Consolidated Holding	2,040,000	2,390,000
TriCo Bancshares	0	200,000
West Bancorporation	1,049,000	1,249,000
Energy & Minerals
Carrizo Oil & Gas	0	1,100,000
Dresser-Rand Group	0	552,000
Fugro (Netherlands)	3,418,301	3,584,037
SBM Offshore (Netherlands)	0	250,000
Tesco	190,000	1,044,000
Tetra Technologies	1,228,000	1,988,000
Health Care
Arena Pharmaceuticals	1,179,000	1,320,000
BioMarin	2,375,000	3,940,000
Collagenex Pharmaceuticals	1,000,000	1,200,000
Eresearch Technology	2,600,000	3,000,000
Healthcare Services Group	0	400,000
OPG Groep (Netherlands)	270,000	1,080,000
Pharmacopeia	0	825,000
QIAGEN	0	900,000
Seattle Genetics	3,300,000	3,720,000
Other Industries
Gaylord Entertainment	1,760,000	2,000,000
Jiangsu Expressway (China)	0	6,790,000

22

	Number of Shares
	03/31/07	06/30/07
Sales
Information
Activision	1,000,000	750,000
Advantech (Taiwan)	9,956,115	8,157,000
Alltel	1,200,000	0
Avnet	3,105,000	2,490,000
Cubic	273,000	0
Fair Isaac	916,000	0
Gemstar-TV Guide International	8,000,000	0
infoUSA	1,450,000	800,000
Jabil Circuit	1,320,000	690,000
JDA Software	1,490,000	0
Kronos	2,750,000	0
Liberty Media Corp-Interactive	655,000	0
NAVTEQ	1,400,000	1,200,000
Openwave Systems	2,500,000	1,500,000
Seachange International	964,000	0
SRA International	1,350,000	1,050,000
Supertex	950,000	820,000
TALX	865,000	0
THQ	2,300,000	2,000,000
WebEx	353,000	0
Industrial Goods & Services
Gardner Denver	350,000	0
Grafton Group (Ireland)	1,600,000	0
K&F Industries	1,712,000	0
Neopost (France)	140,000	112,000
Quanta Services	2,500,000	2,200,000
UTI Worldwide	3,000,000	2,700,000
Worthington Industries	1,800,000	1,500,000
Consumer Goods & Services
C&C Group (Ireland)	800,000	26,000
Central Parking	1,168,000	0
Ducati Motor (Italy)	5,700,000	5,410,390
Edgars Consolidated Stores (South Africa)	3,500,000	0
Fleetwood Enterprises	3,255,000	2,500,000
HNI	2,550,000	2,236,000
ITT Educational Services	2,250,000	2,000,000
Regis	800,000	0
Techtronic Industries (Hong Kong)	14,999,300	0
Williams-Sonoma	250,000	0
Winnebago	540,000	390,000

	Number of Shares
	03/31/07	06/30/07
Finance
Anchor Bancorp Wisconsin	1,178,000	978,000
Anglo Irish Bank (Ireland)	1,800,000	0
Banca Italease (Italy)	250,000	0
East West Bancorp	200,000	0
Northern Rock (United Kingdom)	2,500,000	0
Nuveen Investments	2,157,000	1,303,000
Paragon Group (United Kingdom)	1,000,000	0
RLI	570,000	0
SY Bancorp	48,000	0
Energy & Minerals
Key Energy Services	730,000	170,000
McMoran Exploration	870,000	470,000
Newpark Resources	310,000	0
St. Mary Land & Exploration	850,000	500,000
Vaalco Energy	3,200,000	2,750,000
Health Care
Cytokinetics	2,000,000	0
Dendrite International	1,433,000	0
Nuvelo	1,650,000	1,025,000
The Medicines Company	600,000	0
United Surgical Partners	1,150,000	0
Viasys Healthcare	1,200,000	0
Other Industries
DiamondRock Hospitality	3,700,000	3,500,000

23

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2007

Number of Shares		Value (000)
		Equities: 93.6%
Information 23.6%
	> Business Software 3.3%
12,000,000	Novell (a)	$93,480
	Directory, Operating System & Identity Management Software
1,400,000	Micros Systems (a)	76,160
	Information Systems for Restaurants & Hotels
3,300,000	Parametric Technology (a)	71,313
	Engineering Software & Services
1,800,000	Avid Technology (a)	63,630
	Digital Nonlinear Editing Software & Systems
4,000,000	Informatica (a)	59,080
	Enterprise Data Integration Software
2,131,000	Concur Technologies (a)(b)	48,693
	Web Enabled Cost & Expense Management Software
1,200,000	Kenexa (a)	45,252
	Recruiting and Workforce Management Solutions
6,000,000	Actuate (a)(b)	40,740
	Information Delivery Software & Solutions
1,800,000	Cadence Design Systems (a)	39,528
	Electronic Design Automation Software
2,500,000	Radiant Systems (a)(b)	33,100
	Point of Sale Systems: Convenient Stores & Restaurants
3,000,000	Lawson Software (a)	29,670
	Enterprise Resource Planning (ERP) Software
3,500,000	Agile Software (a)(b)	28,210
	Product Design Software
1,500,000	Epicor (a)	22,305
	Software Systems to Run Small Businesses
900,000	Red Hat (a)	20,052
	Maintenance & Support for Opensource
613,000	Blackbaud	13,535
	Software & Services for Non-Profits
3,500,000	Tumbleweed Communications (a)(b)	8,925
	Email Content Security & File Transfer Management
		693,673
	> Computer Hardware & Related Equipment 3.0%
3,800,000	Amphenol	135,470
	Electronic Connectors
2,090,000	Belden CDT	115,681
	Specialty Cable
2,220,000	II-VI (a)(b)	60,317
	Laser Components
1,426,000	Nice Systems (Israel) (a)	49,539
	Audio & Video Recording Solutions
460,000	Wincor Nixdorf (Germany)	42,636
	Retail POS Systems & ATM Machines
860,000	Zebra Technologies (a)	33,316
	Bar Code Printers
900,000	Netgear (a)	32,625
	Networking Products for Small Business & Home
1,027,000	Avocent (a)	29,793
	Computer Control Switches
8,157,000	Advantech (Taiwan)	26,050
	Embedded Computers

Number of Shares		Value (000)
620,000	Rogers (a)	$22,940
	PCB Laminates & High-performance Foams
735,000	Excel Technology (a)(b)	20,536
	Laser Systems & Electro-optical Components
375,000	Diebold	19,575
	Automated Teller Machines
1,310,000	CTS	16,585
	Electronic Components, Sensors & Electronics Manufacturing Solutions
325,000	Stratasys (a)	15,269
	Rapid Prototyping Systems
500,000	Intermec (a)	12,655
	Bar Code & Wireless LAN Systems
250,000	Dolby Laboratories (a)	8,853
	Audio Technology for Consumer Electronics
		641,840
	> Mobile Communications 2.1%
4,500,000	Crown Castle International (a)	163,215
	Communications Towers
3,500,000	American Tower (a)	147,000
	Communications Towers in USA & Mexico
8,000,000	Dobson Communications (a)(b)	88,880
	Rural & Small City Cellular Telephone Services
600,000	Telephone & Data Systems	37,542
	Cellular & Wireline Telephone Services
1,500,000	Openwave Systems	9,390
	Internet Software for Mobile Devices
600,000	Globalstar (a)	6,210
	Satellite Mobile Voice & Data Carrier
175,000	MetroPCS Communications (a)	5,782
	Discount Cellular Telephone Services
		458,019
	> Instrumentation 2.1%
2,800,000	Flir Systems (a)	129,500
	Infrared Cameras
3,070,000	Trimble Navigation (a)	98,854
	GPS-based Instruments
750,000	Mettler Toledo (a)	71,632
	Laboratory Equipment
800,000	Varian (a)	43,864
	Analytical Instruments
600,000	Dionex (a)	42,594
	Ion & Liquid Chromatography
860,000	FARO Technologies (a)(b)	27,400
	Precision Measurement Equipment
1,190,000	IPG Photonics (a)	23,741
	Fiber Lasers
		437,585
	> CATV 1.6%
4,500,000	Discovery Holding (a)	103,455
	CATV Programming
2,050,000	Liberty Global Series C (a)	80,565
1,500,000	Liberty Global Series A (a)	61,560
	Cable TV Franchises Outside the USA
70,000	Jupiter Telecommunications (Japan) (a)	57,722
	Largest Cable Service Provider in Japan
130,000	Liberty Media Corp - Capital (a)	15,298
	CATV Holding Company

24

Number of Shares		Value (000)
	> CATV—continued
1,250,000	Mediacom Communications (a)	$12,113
	Cable Television Franchises
		330,713
	> Semiconductors & Related Equipment 1.5%
4,800,000	Integrated Device Technology (a)	73,296
	Communications Semiconductors
2,250,000	Microsemi (a)	53,887
	Analog/Mixed Signal Semiconductors
4,425,000	Entegris (a)	52,569
	Semiconductor Wafer Shipping & Handling Products
1,270,000	Littelfuse (a)(b)	42,888
	Little Fuses
3,257,000	AMIS Holdings (a)	40,777
	Mixed-signal Semiconductors
820,000	Supertex (a)(b)	25,699
	Mixed-signal Semiconductors
6,400,000	Everlight Electronics (Taiwan)	22,868
	A Led Packager
1,905,000	IXYS (a)(b)	15,907
	Power Semiconductors
		327,891
	> Gaming Equipment & Services 1.4%
2,750,000	International Game Technology	109,175
	Slot Machines & Progressive Slots
3,150,000	Bally Technologies (a)(b)	83,223
	Slot Machines & Software
2,000,000	Scientific Games (a)	69,900
	Lottery Services Provider
2,430,000	Shuffle Master (a)(b)	40,338
	Card Shufflers & Casino Games
		302,636
	> Internet Related 1.4%
3,000,000	ValueClick (a)	88,380
	Internet Advertising
9,500,000	SkillSoft (a)(b)	88,255
	Web-based Learning Solutions (E-Learning)
4,000,000	CNET Networks (a)	32,760
	Internet Advertising on Niche Websites
1,000,000	Sohu.com (China) (a)	31,990
	Advertising on Chinese Internet Portal
225,000	Equinix (a)	20,581
	Network Neutral Data Centers
877,000	Switch & Data Facilities (a)	16,829
	Network Neutral Data Centers
1,094,000	TheStreet.com	11,903
	Financial Information Website Publisher
		290,698
	> Financial Processors 1.1%
2,774,000	Global Payments	109,989
	Credit Card Processor
6,500,000	Hong Kong Exchanges and Clearing (Hong Kong)	91,966
	Hong Kong Equity & Derivatives Market Operator
5,000,000	Singapore Exchange (Singapore)	31,933
	Singapore Equity & Derivatives Market Operator
		233,888

Number of Shares		Value (000)
	> Telecommunications Equipment 1.1%
15,380,000	Tellabs (a)	$165,489
	Telecommunications Equipment
1,250,000	Polycom (a)	42,000
	Video Conferencing Equipment
370,000	Ciena (a)	13,368
	Optical Transport & Broadband Access Equipment
1,510,000	Symmetricom (a)	12,684
	Network Timing & Synchronization Devices
		233,541
	> Business Information & Marketing Services 1.1%
3,460,000	Ceridian (a)	121,100
	HR Services & Payment Processing
2,300,000	Navigant Consulting (a)	42,688
	Financial Consulting Firm
2,000,000	ProQuest (b)	19,080
	Education Services for the K-12 Market
420,000	FTI Consulting (a)	15,973
	Financial Consulting Firm
250,000	Getty Images (a)	11,952
	Photographs for Publications & Electronic Media
2,358,000	Taylor Nelson Sofres (United Kingdom)	11,152
	Market Research
800,000	infoUSA	8,176
	Business Data for Sales Leads
		230,121
	> Telephone Services 0.9%
6,200,000	Time Warner Telecom (a)	124,620
	Fiber Optic Telephone/Data Services
1,300,000	Cogent Communications (a)	38,831
	Internet Data Pipelines
1,400,000	Windstream	20,664
	Rural Telephone Franchises
		184,115
	> Electronics Distribution 0.5%
2,490,000	Avnet (a)	98,704
	Electronic Components Distribution
710,000	Agilysys	15,975
	IT Distributor
		114,679
	> Contract Manufacturing 0.4%
14,522,000	Sanmina-SCI (a)	45,454
	Electronic Manufacturing Services
1,020,000	Plexus (a)	23,450
	Electronic Manufacturing Services
690,000	Jabil Circuit	15,228
	Electronic Manufacturing Services
		84,132
	> Computer Services 0.4%
5,000,000	iGate (a)(b)	40,100
	IT & Business Process Outsourcing Services
1,050,000	SRA International (a)	26,523
	Government IT Services
4,600,000	AnswerThink (a)(b)	16,652
	IT Integration & Best Practice Research
		83,275

25

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Consumer Software 0.3%
2,000,000	THQ (a)	$61,040
	Entertainment Software
750,000	Activision (a)	14,002
	Entertainment Software
		75,042
	> Television Programming 0.3%
4,000,000	Lions Gate Entertainment (a)	44,120
	Film & TV Studio
433,900	Alliance Atlantis Communication (Canada) (a)	21,299
	CATV Channels, TV/Movie Production/ Distribution
		65,419
	> Publishing 0.3%
1,200,000	NAVTEQ (a)	50,808
	Map Data for Electronic Devices
1,300,000	Informa Group (United Kingdom)	14,451
	Global Publisher & Event Organizer
		65,259
	> Satellite Broadcasting & Services 0.3%
2,755,000	SES Global (France)	59,384
	Satellite Broadcasting Services
		59,384
	> Radio 0.3%
1,541,000	Salem Communications (b)	17,090
	Radio Stations for Religious Programming
1,500,000	Cumulus Media (a)	14,025
	Radio Stations in Small Cities
1,400,000	Saga Communications (a)(b)	13,720
	Radio Stations in Small- & Mid- Sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	10,320
	Spanish Language Radio Stations
		55,155
	> TV Broadcasting 0.2%
2,500,000	Entravision Communications (a)	26,075
	Spanish Language TV, Radio & Outdoor
1,750,000	Gray Television	16,222
	Mid Market Affiliated TV Stations
		42,297
Information: Total		5,009,362
Industrial Goods & Services 18.1%
	> Machinery 5.5%
5,000,000	Ametek	198,400
	Aerospace/Industrial Instruments
4,000,000	Donaldson (b)	142,200
	Industrial Air Filtration
3,500,000	Clarcor (b)	131,005
	Mobile & Industrial Filters
2,850,000	Pentair	109,924
	Pumps & Water Treatment
2,300,000	Pall	105,777
	Filtration & Fluids Clarification
1,900,000	Mine Safety Appliances (b)	83,144
	Safety Equipment

Number of Shares		Value (000)
2,200,000	ESCO Technologies (b)	$79,772
	Automatic Electric Meter Readers
1,300,000	Kaydon	67,756
	Specialized Friction & Motion Control Products
750,000	Armor Holdings (a)	65,153
	Military Trucks, Armor & Helmets
1,250,000	Nordson	62,700
	Dispensing Systems for Adhesives & Coatings
833,000	Toro	49,055
	Turf Maintenance Equipment
2,100,000	Goodman Global (a)	46,662
	HVAC Equipment Manufacturer
112,000	Neopost (France)	16,380
	Postage Meter Machines
360,000	Union Tool (Japan)	13,299
	Precision Drill Bit Manufacturer
		1,171,227
	> Other Industrial Services 3.1%
5,500,000	Expeditors International of Washington	227,150
	International Freight Forwarder
2,700,000	UTI Worldwide	72,333
	Global Logistics & Freight Forwarding
1,900,000	Forward Air (b)	64,771
	Freight Transportation Between Airports
2,000,000	American Reprographics (a)	61,580
	Document Management & Logistics
1,750,000	Mobile Mini (a)	51,100
	Portable Storage Units Leasing
1,900,000	American Commercial Lines (a)	49,495
	Operator of Inland Barges/Builder of Inland Barges
2,000,000	Labor Ready (a)	46,220
	Temporary Manual Labor
374,000	Imtech (Netherlands)	32,444
	Engineering & Technical Services
600,000	G&K Services	23,706
	Uniform Rental
655,000	TAL International Group	19,460
	Intermodal Freight Containers Leasing
631,000	Intertek Testing (United Kingdom)	12,371
	Testing, Inspection, Certification Services
		660,630
	> Construction 1.9%
1,900,000	Florida Rock	128,250
	Aggregates & Concrete
650,000	Martin Marietta Materials	105,313
	Aggregates
2,200,000	Simpson Manufacturing	74,228
	Wall Joint Maker
300,000	Geberit (Switzerland)	51,187
	Plumbing Supplies
175,000	Vulcan Materials	20,044
	Aggregates, Concrete & Asphalt
700,000	Kingspan Group (Ireland)	19,575
	Building Insulation & Environmental Containers
		398,597

26

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 1.7%
590,000	Novozymes (Denmark)	$68,394
	Industrial Enzymes
28,000	Sika (Switzerland)	57,146
	Chemicals for Construction & Industrial Applications
2,000,000	Spartech (b)	53,100
	Plastics Distribution & Compounding
1,228,000	Drew Industries (a)(b)	40,696
	RV & Manufactured Home Components
195,000	Sociedad Quimica y Minera de Chile (Chile)	33,548
	Producer of Specialty Fertilizers, Lithium, & Iodine
400,000	Carbone Lorraine (France)	31,042
	Advanced Industrial Materials
700,000	Albany International	28,308
	Paper Machine Clothing and Advanced Textiles
400,000	Cytec Industries	25,508
	Aerospace Composites & Specialty Chemical
441,384	Koninklijke TenCate (Netherlands)	16,895
	Advanced Textiles & Industrial Fabrics
611,460	Wavin (Netherlands)	14,709
	Largest European Plastic Pipe Systems Company
124,000	Kansai Paint (Japan)	1,083
	Paint Producer in Japan, India, China & Southeast Asia
		370,429
	> Industrial Distribution 1.7%
2,375,000	Watsco (b)	129,200
	HVAC Distribution
1,300,000	WW Grainger	120,965
	Industrial Distribution
1,925,000	Airgas	92,207
	Industrial Gas Distributor
1,000,000	Interline Brands (a)	26,080
	Industrial Distribution
		368,452
	> Electrical Components 1.3%
2,600,000	Genlyte Group (a)(b)	204,204
	Commercial Lighting Fixtures
700,000	Legrand (France)	25,191
	Electrical Components
1,125,000	Ushio (Japan)	24,927
	Industrial Light Sources
500,000	Zumtobel (Austria) (a)	18,651
	Lighting Systems
		272,973
	> Conglomerates 1.0%
4,845,000	Hexagon (Sweden)	92,916
	Measurement Equipment & Polymers
2,758,309	Aalberts Industries (Netherlands)	75,736
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	38,634
	Electronic Parts & Ceramics
56,492	Stork (Netherlands)	3,667
	Industrial Services & Food Processing Equipment
		210,953

Number of Shares		Value (000)
	> Outsourcing Services 0.8%
2,200,000	Quanta Services (a)	$67,474
	Electrical & Telecom Construction Services
1,900,000	Administaff (b)	63,631
	Professional Employer Organization
817,021	USG People (Netherlands)	38,383
	Temporary Staffing Services
600,000	GP Strategies (a)	6,528
	Training Programs
		176,016
	> Steel 0.7%
2,860,000	Gibraltar Industries (b)	63,349
	Steel Processing & Building Products
135,000	Vallourec (France)	43,143
	Oil, Gas & Industrial Seamless Tubes
1,500,000	Worthington Industries	32,475
	Steel Processing & Manufactured Metal Products
		138,967
	> Waste Management 0.4%
2,550,000	Waste Connections (a)	77,112
	Solid Waste Management
		77,112
Industrial Goods & Services: Total		3,845,356
Consumer Goods & Services 18.1%
	> Retail 4.1%
3,140,000	Abercrombie & Fitch	229,157
	Teen Apparel Retailer
9,130,000	Chico's FAS (a)(b)	222,224
	Women's Specialty Retailer
4,600,000	Urban Outfitters (a)	110,538
	Apparel & Home Specialty Retailer
1,975,000	J Crew Group (a)	106,828
	Multi-channel Branded Retailer
3,743,000	Christopher & Banks (b)	64,192
	Women's Apparel Retailer
1,223,000	AnnTaylor Stores (a)	43,319
	Women's Apparel Retailer
1,954,600	RONA (Canada) (a)	40,826
	Leading Canadian Do-it-yourself Retailer
775,000	Genesco (a)	40,540
	Multi-concept Branded Footwear Retailer
1,200,000	Gaiam (a)(b)	21,876
	Healthy Living Catalogs & E-commerce
		879,500
	> Other Consumer Services 2.5%
2,000,000	ITT Educational Services (a)	234,760
	Post-secondary Degree Programs
5,400,000	ServiceMaster	83,484
	Lawn Care, Pest Control, Commercial Disaster Responce
1,120,000	NutriSystem (a)	78,221
	Weight Loss Programs
1,275,000	Weight Watchers International	64,821
	Weight Loss Programs
1,500,000	Universal Technical Institute (a)(b)	38,085
	Vocational Training

27

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Other Consumer Services—continued
110,000	Pierre & Vacances (France)	$16,782
	Vacation Apartment Lets
2,550,000	Princeton Review (a)(b)	12,189
	College Preparation Courses
100,000	Lincoln Technical Institute (a)	1,486
	Vocational Training
		529,828
	> Apparel 2.5%
7,330,000	Coach (a)	347,369
	Designer & Retailer of Branded Leather Accessories
1,069,000	Oxford Industries (b)	47,399
	Branded & Private Label Apparel
1,818,000	Carter's (a)	47,159
	Children's Branded Apparel
3,000,000	Billabong International (Australia)	45,426
	Action Sports Apparel Brand Manager
900,000	True Religion Apparel (a)	18,297
	Premium Denim
600,000	Heelys (a)	15,516
	Wheeled Footwear
		521,166
	> Leisure Products 1.7%
1,500,000	Harley-Davidson	89,415
	Motorcycles & Related Merchandise
1,416,000	Speedway Motorsports	56,612
	Motorsport Racetrack Owner & Operator
1,025,000	International Speedway	54,028
	Largest Motorsports Racetrack Owner & Operator
900,000	Polaris Industries	48,744
	Leisure Vehicles & Related Products
1,032,000	RC2 (a)	41,290
	Toys, Infant Products & Collectibles
561,000	Thor Industries	25,323
	RV & Bus Manufacturer
2,500,000	Fleetwood Enterprises (a)	22,625
	RV & Manufactured Home Maker
390,000	Winnebago	11,513
	Premier Motorhome Maker
		349,550
	> Nondurables 1.6%
2,860,000	Scotts Miracle-Gro	122,808
	Consumer Lawn & Garden Products
2,060,000	Jarden (a)	88,601
	Branded Household Products
1,010,000	Chattem (a)(b)	64,014
	Personal Care Products
1,800,000	Helen of Troy (a)(b)	48,600
	Hair Dryers & Curling Irons
1,100,000	Natura Cosmeticos (Brazil)	15,967
	Direct Retailer of Cosmetics
		339,990
	> Furniture & Textiles 1.4%
3,800,000	Herman Miller (b)	120,080
	Office Furniture
2,236,000	HNI	91,676
	Office Furniture & Fireplaces

Number of Shares		Value (000)
1,818,000	Knoll	$40,723
	Office Furniture
3,144,000	Nobia (Sweden)	39,129
	Kitchen Cabinet Manufacturing & Distribution
		291,608
	> Travel 1.3%
2,390,000	Vail Resorts (a)(b)	145,479
	Ski Resort Operator & Developer
4,000,000	Expedia (a)	117,160
	Online Travel Services Company
425,000	Choice Hotels	16,796
	Franchisor of Budget Hotel Brands
135,000	Ambassadors Group	4,797
	Educational Student Travel Services
		284,232
	> Casinos & Gaming 1.2%
1,700,000	Penn National Gaming (a)	102,153
	Regional Casino Operator
3,200,000	Pinnacle Entertainment (a)(b)	90,080
	Regional Casino Operator
400,000	Station Casinos	34,720
	Las Vegas Locals Casinos
690,000	Intralot (Greece)	22,228
	Lottery & Gaming Systems & Services
226,000	Lakes Entertainment (a)	2,669
	Native American Casinos Development
		251,850
	> Restaurants 0.7%
2,145,000	Sonic (a)	47,447
	Quick Service Restaurant
1,000,000	Red Robin Gourmet Burgers (a)(b)	40,370
	Casual Dining Restaurant
1,150,000	Cheesecake Factory (a)	28,198
	Casual Dining Restaurants
1,600,000	AFC Enterprises (a)(b)	27,664
	Popeyes Restaurants
		143,679
	> Consumer Goods Distribution 0.5%
2,890,000	Pool (b)	112,797
	Distributor of Swimming Pool Supplies & Equipment
		112,797
	> Food & Beverage 0.4%
1,650,000	Hansen Natural (a)	70,917
	Alternative Beverages
1,000,000	IAWS Group (Ireland)	20,947
	Baked Goods
26,000	C&C Group (Ireland)	349
	Beverage Company
		92,213
	> Other Durable Goods 0.1%
5,410,390	Ducati Motor (Italy) (a)	13,169
	Motorcycles & Related Merchandise
900,000	Champion Enterprises (a)	8,847
	Manufactured Homes
172,000	Cavco Industries (a)	6,453
	Higher End Manufactured Homes
		28,469

28

Number of Shares		Value (000)
	> Cruise Lines 0.1%
400,000	Carnival	$19,508
	Largest Cruise Line
		19,508
Consumer Goods & Services: Total		3,844,390
Finance 12.3%
	> Insurance 3.9%
3,600,000	HCC Insurance Holdings	120,276
	Specialty Insurance
5,000,000	Conseco (a)	104,450
	Life, Long Term Care, & Medical Supplement Insurance
2,390,000	Philadelphia Consolidated Holding (a)	99,902
	Specialty Insurance
149,000	Markel (a)	72,199
	Specialty Insurance
1,200,000	Assurant	70,704
	Specialty Insurance
1,748,000	Leucadia National	61,617
	Insurance Holding Company
995,000	Protective Life	47,571
	Life Insurance
1,000,000	Endurance Specialty Holdings	40,040
	Commercial Lines Insurance/Reinsurance
740,000	Stancorp Financial Group	38,835
	Group Life & Disability Insurance
1,550,000	United America Indemnity (a)(b)	38,548
	Specialty Insurance
1,420,000	Selective Insurance Group	38,170
	Commercial & Personal Lines Insurance
750,000	Delphi Financial Group	31,365
	Group Employee Benefit Products & Services
1,000,000	Aspen Insurance	28,070
	Commercial Lines Insurance/Reinsurance
600,000	National Financial Partners	27,786
	Distributor of Life Insurance, Group Benefits & Investment Advisory Services
280,000	April Group (France)	14,750
	Insurance Policy Construction
		834,283
	> Banks 3.0%
2,852,000	BOK Financial	152,354
	Tulsa Based S.W. Bank
3,450,000	Associated Banc-Corp	112,815
	Midwest Bank
3,156,000	TCF Financial	87,737
	Great Lakes Bank
4,080,000	Glacier Bancorp (b)	83,028
	Mountain States Bank
1,222,000	Chittenden	42,709
	New England Bank
1,320,000	West Coast Bancorp (b)	40,115
	Portland Small Business Bank
700,000	MB Financial	24,318
	Chicago Bank
1,249,000	West Bancorporation (b)	19,946
	Des Moines Commercial Bank

Number of Shares		Value (000)
1,000,000	Depfa Bank (Ireland)	$17,706
	Investment Banker to Public Authorities
636,000	Great Southern Bancorp	17,204
	Missouri Real Estate Lender
386,000	First Financial Bankshares	14,980
	West Texas Bank
400,000	First Mutual Bancshares (b)	8,892
	Seattle Community Bank
250,000	First Busey	4,997
	Illinois Bank
150,000	Greene County Bancshares	4,689
	Tennessee Bank
200,000	TriCo Bancshares	4,472
	California Central Valley Community Bank
		635,962
	> Brokerage & Money Management 2.4%
5,500,000	Eaton Vance	242,990
	Specialty Mutual Funds
5,948,000	SEI Investments	172,730
	Mutual Fund Administration & Investment Management
1,303,000	Nuveen Investments	80,981
	Money Management
450,000	Investment Technology Group (a)	19,499
	Electronic Trading
		516,200
	> Finance Companies 1.5%
6,500,000	AmeriCredit (a)(b)	172,575
	Auto Lending
1,500,000	World Acceptance (a)(b)	64,095
	Personal Loans
1,219,000	McGrath Rentcorp	41,068
	Temporary Space & IT Rentals
900,000	Marlin Business Services (a)(b)	19,179
	Small Equipment Leasing
1,203,000	Electro Rent	17,492
	Test & Measurement Rentals
200,000	CAI International (a)	2,636
	International Container Leasing & Management
		317,045
	> Savings & Loans 1.5%
9,085,000	People's United	161,077
	Connecticut Savings & Loan
1,700,000	Housing Development Finance (India)	84,475
	Indian Mortgage Lender
1,285,000	Washington Federal	31,238
	Traditional Thrift
978,000	Anchor Bancorp Wisconsin	25,614
	Wisconsin Thrift
360,000	Provident New York Bancorp	4,864
	New York State Thrift
		307,268
Finance: Total		2,610,758

29

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Energy & Minerals 8.7%
	> Oil & Gas Producers 4.0%
2,500,000	XTO Energy	$150,250
	Oil & Gas Producer
2,700,000	Ultra Petroleum (a)	149,148
	Oil & Gas Producer
2,400,000	Equitable Resources	118,944
	Natural Gas Producer & Utility
4,900,000	Talisman Energy (Canada)	94,757
	Oil & Gas Producer
9,315,000	Tullow Oil (United Kingdom)	90,769
	Oil & Gas Producer
2,000,000	Southwestern Energy (a)	89,000
	Oil & Gas Producer
1,500,000	Range Resources	56,115
	Oil & Gas Producer
1,100,000	Carrizo Oil & Gas (a)	45,617
	Explores for Natural Gas & Crude Oil
700,000	Denbury Resources (a)	26,250
	Oil Producer Using Co2 Injection
500,000	St. Mary Land & Exploration	18,310
	Oil & Gas Producer
2,750,000	Vaalco Energy (a)	13,283
	Oil & Gas Producer
470,000	McMoran Exploration (a)	6,580
	Natural Gas Producer & Developer
		859,023
	> Oil Services 3.8%
3,584,037	Fugro (Netherlands) (b)	227,455
	Oilfield Services
2,820,000	FMC Technologies (a)	223,400
	Oil & Gas Well Head Manufacturer
1,200,000	Atwood Oceanics (a)	82,344
	Offshore Drilling Contractor
1,761,000	Rowan	72,166
	Offshore Drilling Contractor
1,988,000	Tetra Technologies (a)	56,062
	U.S.-based Services Company with Life of Field Approach
1,044,000	Tesco (a)	32,938
	Developing New Well Drilling Technologies
750,000	CARBO Ceramics	32,858
	Natural Gas Well Stimulants
1,001,000	ShawCor (Canada)	30,737
	Oil & Gas Pipeline Products
552,000	Dresser-Rand Group (a)	21,804
	Largest Manufacturer of Compressors
1,580,000	Enerflex Systems (Canada)	15,633
	Natural Gas Compresser Rental & Fabrication
250,000	SBM Offshore (Netherlands)	9,530
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
170,000	Key Energy Services (a)	3,150
	Well Workover Services
		808,077
	> Mining 0.6%
5,895,000	Uranium One (South Africa) (a)	75,095
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.

Number of Shares		Value (000)
2,900,000	Jubilee Mines (Australia)	$39,163
	Nickel Mining in Australia
1,000,000	Ivanhoe Mines (Canada) (a)	14,175
	Copper Mine Project in Mongolia
		128,433
	> Agricultural Commodities 0.2%
550,000	Aracruz Celulose (Brazil)	36,432
	Brazilian Hardwood Pulp Producer
		36,432
	> Oil Refining, Marketing & Distribution 0.1%
435,000	Oneok	21,928
	Natural Gas Distribution, Pipeline Processing & Trading
		21,928
Energy & Minerals: Total		1,853,893
Health Care 7.9%
	> Health Care Services 1.9%
1,000,000	Rhoen-Klinikum (Germany)	60,256
	Health Care Services
1,085,000	Charles River Laboratories (a)	56,008
	Pharmaceutical Research
1,125,000	LCA-Vision (b)	53,167
	Lasik Surgery Centers
1,300,000	Lincare Holdings (a)	51,805
	Home Health Care Services
2,250,000	PSS World Medical (a)	40,995
	Medical Supplies
1,080,000	OPG Groep (Netherlands)	39,327
	Health Care Supplies & Pharmacies
900,000	Omnicare	32,454
	Pharmacy Services for Nursing Homes
500,000	Coventry Health Care (a)	28,825
	HMO
3,000,000	Eresearch Technology (a)(b)	28,530
	Clinical Research Services
400,000	Healthcare Services Group	11,800
	Outsourced Services to Long-term Care Industry
		403,167
	> Medical Supplies 1.9%
1,910,000	Cytyc (a)	82,340
	Consumables Related to Women's Health
1,250,000	ICU Medical (a)(b)	53,675
	Intravenous Therapy Products
929,000	Henry Schein (a)	49,637
	Largest Distributor of Healthcare Products
1,200,000	Owens & Minor	41,928
	Distribution of Medical Supplies
1,025,000	Polymedica	41,871
	Diabetes Supply Distributor
700,000	Cooper	37,324
	Contact Lens Manufacturer
905,000	Arrow International	34,644
	Disposable Catheters
486,000	Techne (a)	27,804
	Cytokines, Antibodies & Other Reagents for Life Science

30

Number of Shares		Value (000)
	> Medical Supplies—continued
790,000	Meridian Biosciences	$17,111
	Niche Diagnostics/Life Science Company
900,000	QIAGEN (a)	16,011
	Life Science Company; DNA/RNA Purification
		402,345
	> Biotechnology & Drug Delivery 1.7%
3,940,000	BioMarin (a)	70,684
	Biotech Focused on Orphan Diseases
2,550,000	PDL BioPharma (a)	59,415
	Proprietary Monoclonal Antibodies
3,720,000	Seattle Genetics (a)(b)	36,493
	Antibody-based Therapies for Cancer
865,000	Amylin (a)	35,603
	Biotech Company Focused on Diabetes & Obesity
2,000,000	Medarex (a)	28,580
	Humanized Antibodies
2,160,000	Array Biopharma (a)	25,207
	Drugs for Cancer & Inflammatory Diseases
650,000	Myriad Genetics (a)	24,173
	Drugs/Diagnostics Hybrid
1,650,000	Nektar Therapeutics (a)	15,659
	Drug Delivery Technologies
1,320,000	Arena Pharmaceuticals (a)	14,507
	Novel Drug Targeting Technology
3,100,000	Lexicon Genetics (a)	9,951
	Drug Discovery
2,520,000	Decode Genetics (a)	9,412
	Drugs for Heart Attack, Asthma & Vascular Disease
1,229,000	Neurogen (a)	8,161
	Development-stage Biotech Focused on Neurology
1,750,000	Genitope (a)	6,755
	Cancer Vaccine
1,100,000	La Jolla Pharmaceutical (a)	4,928
	Lupus Treatment
825,000	Pharmacopeia (a)	4,579
	Biotech Company with Broad Early-stage Pipeline
1,025,000	Nuvelo (a)	2,788
	Development-stage Biotech Focused on Cardiovascular/Cancer
1,875,000	Locus Discovery, Series D, Pfd. (a)(c)	544
966,441	Locus Discovery, Series B, Pfd. (a)(c)	280
	High Throughput Rational Drug Design
1,249,999	Perlegen Sciences (a)(c)	400
	Large Scale Gene Sequencing
359,944	MicroDose Technologies (a)(c)	360
	Drug Inhaler Development
		358,479
	> Medical Equipment & Devices 1.3%
1,000,000	Edwards Lifesciences (a)	49,340
	Heart Valves
870,000	Vital Signs (b)	48,328
	Anesthesia, Respiratory & Sleep Products
943,000	Orthofix International (a)(b)	42,407
	Bone Fixation & Stimulation Devices
315,000	Synthes (Switzerland)	37,806
	Products for Orthopedic Surgery

Number of Shares		Value (000)
550,000	Dade Behring	$29,216
	Clinical Diagnostics Supplier
550,000	Haemonetics (a)	28,935
	Blood & Plasma Collection Equipment
552,000	Advanced Medical Optics (a)	19,254
	Medical Devices for Eye Care
140,000	Essilor International (France)	16,675
	Eyeglass Lenses
		271,961
	> Pharmaceuticals 1.1%
900,000	Cephalon (a)	72,351
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
1,295,000	Endo Pharmaceuticals (a)	44,328
	Specialty Pharmaceuticals for Pain Management
1,000,000	Medicis Pharmaceutical	30,540
	Specialty Pharmaceuticals for Dermatology
1,010,000	MGI Pharma (a)	22,594
	Specialty Pharmaceuticals for Oncology & Acute Care
3,000,000	QLT (a)	22,200
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
3,100,000	United Drug (Ireland)	16,928
	Irish Pharmaceutical Wholesaler & Outsourcer
1,200,000	Collagenex Pharmaceuticals (a)(b)	14,880
	Specialty Pharmaceuticals for Dermatology
1,700,000	Barrier Therapeutics (a)(b)	11,050
	Specialty Pharmaceuticals for Dermatology
		234,871
Health Care: Total		1,670,823
Other Industries 4.9%
	> Real Estate 3.8%
5,850,000	Highland Hospitality (b)	112,320
	Hotel Owner
2,000,000	Gaylord Entertainment (a)	107,280
	Convention Hotels
1,398,000	Forest City Enterprises, Class B (b)	86,690
	Commercial & Residential Property Developer
650,000	SL Green Realty	80,528
	Manhattan Office Buildings
1,320,000	General Growth Properties	69,894
	Regional Shopping Malls
3,500,000	DiamondRock Hospitality	66,780
	Hotel Owner
635,000	Macerich Company	52,337
	Regional Shopping Malls
575,000	Federal Realty Investment Trust	44,425
	Shopping Centers
1,720,000	Kite Realty Group (b)	32,714
	Community Shopping Centers
850,000	Digital Realty Trust	32,028
	Technology-focused Office Buildings
1,375,000	Crescent Real Estate Equities	30,855
	Class 'A' Office Buildings
628,000	Parkway Properties	30,163
	Office Buildings

31

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares or Principal Amount (000)		Value (000)
	> Real Estate—continued
1,020,000	Brandywine Realty	$29,152
	Office Buildings
900,000	American Campus Communities	25,461
	Student Housing
8,200	Kenedix (Japan)	15,252
	Real Estate Investment Management
37,407	Security Capital European Realty (Luxembourg) (a)(c)(d)	—
	Self Storage Properties
		815,879
	> Transportation 0.8%
1,556,000	JB Hunt Transport Services	45,622
	Truck & Intermodal Carrier
826,200	Grupo Aeroportuario del Surest (Mexico)	43,533
	Cancun & Cozumel Airport Operator
14,120,000	China Shipping Development (China)	32,569
	China's Dominant Shipper for Oil & Coal
1,914,000	Heartland Express	31,198
	Regional Trucker
6,790,000	Jiangsu Expressway (China)	6,906
	Chinese Toll Road Operator
		159,828
	> Regulated Utilities 0.3%
1,650,000	Northeast Utilities	46,794
	Regulated Electric Utility
340,000	Red Electrica de Espana (Spain)	15,932
	Spanish Power Grid
		62,726
Other Industries: Total		1,038,433
Total Equities: 93.6% (Cost: $11,345,002)		19,873,015
Short-Term Obligations 6.1%
$50,000	Ebbetts Funding (e) 5.28% Due 7/11/07	49,927
50,000	St. Germain Holdings (e) 5.28% Due 7/27/07	49,809
50,000	Four Winds Funding (e) 5.27% Due 7/30/07	49,788
50,000	Four Winds Funding (e) 5.27% Due 7/31/07	49,780
50,000	Manhattan Asset Funding (e) 5.28% Due 8/01/07	49,773
50,000	Liberty Street Funding (e) 5.28% Due 8/15/07	49,670
48,000	Morrigan TRR (e) 5.28% Due 7/17/07	47,888
45,000	Pasa Funding (e) 5.27% Due 7/19/07	44,881
45,000	Ebury Finance (e) 5.28% Due 7/25/07	44,842
45,000	White Point Funding (e) 5.29% Due 8/13/07	44,716

Principal Amount (000)		Value (000)
$44,000	Hannover Funding (e) 5.28% Due 7/06/07	$43,968
44,000	World Omni Vehicles (e) 5.26% Due 7/09/07	43,949
44,000	World Omni Vehicles (e) 5.26% Due 7/10/07	43,942
44,000	Axon Financial (e) 5.28% Due 8/09/07	43,748
44,000	Axon Financial (e) 5.28% Due 8/10/07	43,742
43,000	Nightingale (e) 5.28% Due 8/08/07	42,760
40,000	Ebbetts Funding (e) 5.27% Due 7/16/07	39,912
40,000	Mica Funding LLC (e) 5.28% Due 8/06/07	39,789
38,000	Mica Funding LLC (e) 5.26% Due 7/12/07	37,939
38,000	Keel Capital (e) 5.27% Due 7/13/07	37,933
38,000	Ebury Finance (e) 5.27% Due 7/24/07	37,872
38,000	White Point Funding (e) 5.28% Due 8/14/07	37,755
37,000	Mainsail II Ltd. (e) 5.27% Due 7/20/07	36,897
37,000	Morrigan TRR (e) 5.28% Due 7/23/07	36,881
36,000	La Fayette Asset Securitization LLC (e) 5.28% Due 7/03/07	35,989
36,000	Anglesea Funding (e) 5.26% Due 7/05/07	35,979
35,000	Anglesea Funding (e) 5.26% Due 7/02/07	34,995
30,000	East Fleet Financial (e) 5.28% Due 7/26/07	29,890
30,000	Pasa Funding (e) 5.27% Due 8/02/07	29,859
28,000	Manhattan Asset Funding (e) 5.27% Due 8/03/07	27,865
25,000	Morrigan TRR (e) 5.28% Due 7/18/07	24,938
23,000	Mica Funding LLC (e) 5.28% Due 8/07/07	22,875
7,804	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value $7,960 (repurchase proceeds $7,807)	7,804
	(Amortized Cost: $1,298,355)	1,298,355
Total Investments: 99.7% (Cost: $12,643,357)(f)(g)		21,171,370
Cash and Other Assets Less Liabilities: 0.3%		59,908
Total Net Assets: 100%		$21,231,278

32

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the six months ended June 30, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/07	Value	Dividend
Actuate	6,000,000	-	-	6,000,000	$40,740	$-
Administaff	1,670,000	230,000	-	1,900,000	63,631	407
AFC Enterprises	1,600,000	-	-	1,600,000	27,664	-
Agile Software	3,500,000	-	-	3,500,000	28,210	-
AmeriCredit	6,500,000	-	-	6,500,000	172,575	-
Anchor Bancorp Wisconsin*	1,178,000	-	200,000	978,000	25,614	401
AnswerThink	4,600,000	-	-	4,600,000	16,652	-
Bally Technologies	3,500,000	-	350,000	3,150,000	83,223	-
Barrier Therapeutics	1,321,000	379,000	-	1,700,000	11,050	-
Chattem	1,010,000	-	-	1,010,000	64,014	-
Chico's FAS	7,080,000	2,050,000	-	9,130,000	222,224	-
Christopher & Banks	3,743,000	-	-	3,743,000	64,192	449
Clarcor	3,500,000	-	-	3,500,000	131,005	508
Collagenex Pharmaceuticals	830,000	370,000	-	1,200,000	14,880	-
Concur Technologies	2,131,000	-	-	2,131,000	48,693	-
Cytokinetics*	486,000	-	486,000	-	-	-
Dobson Communications	8,000,000	-	-	8,000,000	88,880	-
Donaldson	3,600,000	400,000	-	4,000,000	142,200	666
Drew Industries	1,228,000	-	-	1,228,000	40,696	-
Enerflex Systems*	2,280,000	-	700,000	1,580,000	15,633	640
Eresearch Technology	2,300,000	700,000	-	3,000,000	28,530	-
ESCO Technologies	2,200,000	-	-	2,200,000	79,772	-
Excel Technology	625,000	110,000	-	735,000	20,536	-
FARO Technologies	-	860,000	-	860,000	27,400	-
First Mutual Bancshares	400,000	-	-	400,000	8,892	72
Fleetwood Enterprises*	4,690,000	-	2,190,000	2,500,000	22,625	-
Forest City Enterprises, Class B	1,398,000	-	-	1,398,000	86,690	196
Forward Air	1,900,000	-	-	1,900,000	64,771	266
Fugro	2,928,301	655,736	-	3,584,037	227,455	3,860
Gaiam	1,200,000	-	-	1,200,000	21,876	-
Genlyte Group	1,963,000	637,000	-	2,600,000	204,204	-
Gibraltar Industries	2,860,000	-	-	2,860,000	63,349	429
Glacier Bancorp	4,080,000	-	-	4,080,000	83,028	979
Helen of Troy	1,800,000	-	-	1,800,000	48,600	-
Herman Miller	2,068,000	1,732,000	-	3,800,000	120,080	482
Highland Hospitality	5,850,000	-	-	5,850,000	112,320	1,346
HNI*	2,550,000	-	314,000	2,236,000	91,676	978
ICU Medical	1,083,000	167,000	-	1,250,000	53,675	-
iGate	5,000,000	-	-	5,000,000	40,100	-
II-VI	2,025,000	195,000	-	2,220,000	60,317	-
Indus International (merged into Vista Equity)*	5,600,000	-	5,600,000	-	-	-
ITT Educational Services*	2,250,000	-	250,000	2,000,000	234,760	-
IXYS	1,905,000	-	-	1,905,000	15,907	-
JDA Software*	1,490,000	-	1,490,000	-	-	-
Kite Realty Group	1,720,000	-	-	1,720,000	32,714	671
Kronos (merged into Helman & Friedman)*	2,750,000	-	2,750,000	-	-	-
LCA-Vision	1,125,000	-	-	1,125,000	53,167	405
Littelfuse	1,135,000	135,000	-	1,270,000	42,888	-
Marlin Business Services	685,000	215,000	-	900,000	19,179	-
Mine Safety Appliances	1,900,000	-	-	1,900,000	83,144	760
Orthofix International	942,500	500	-	943,000	42,407	-
Oxford Industries	919,000	150,000	-	1,069,000	47,399	358
Pinnacle Entertainment	3,200,000	-	-	3,200,000	90,080	-
Pool	2,500,000	390,000	-	2,890,000	112,797	636
Princeton Review	2,550,000	-	-	2,550,000	12,189	-
ProQuest	2,000,000	-	-	2,000,000	19,080	-
Radiant Systems	2,500,000	-	-	2,500,000	33,100	-
Red Robin Gourmet Burgers	1,000,000	-	-	1,000,000	40,370	-
Saga Communications	1,400,000	-	-	1,400,000	13,720	-
Salem Communications	1,541,000	-	-	1,541,000	17,090	-
Seachange International*	1,875,000	-	1,875,000	-	-	-
Seattle Genetics	2,300,000	1,420,000	-	3,720,000	36,493	-
Shuffle Master	2,430,000	-	-	2,430,000	40,338	-
Skillsoft	9,500,000	-	-	9,500,000	88,255	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	10,320	-
Spartech	2,700,000	-	700,000	2,000,000	53,100	635
Supertex	690,000	260,000	130,000	820,000	25,699	-
Tumbleweed Communications	3,500,000	-	-	3,500,000	8,925	-

33

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/07	Value	Dividend
United America Indemnity	1,550,000	-	-	1,550,000	38,548	-
Universal Technical Institute	1,500,000	-	-	1,500,000	38,085	-
Vaalco Energy*	3,200,000	-	450,000	2,750,000	13,283	-
Vail Resorts	2,390,000	-	-	2,390,000	145,479	-
Vital Signs	870,000	-	-	870,000	48,328	165
Watsco	2,375,000	-	-	2,375,000	129,200	1,378
West Bancorporation	949,000	300,000	-	1,249,000	19,946	330
West Coast Bancorp	1,320,000	-	-	1,320,000	40,115	317
Witness Systems*	2,500,000		2,500,000	-	-
World Acceptance	1,500,000	-	-	1,500,000	64,095	-
TOTAL OF AFFILIATED TRANSACTIONS	193,338,801	11,356,236	19,985,000	184,710,037	$4,477,872	$17,334

*  At June 30, 2007, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2007, was $2,646,859 and $4,477,872 respectively. Investments in affiliate companies represent 21.09% of total net assets at June 30, 2007.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, are valued in good faith by the Board of Trustees. At June 30, 2007, these securities had an aggregate value of $1,584 which represented 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Perlegen Sciences	3/30/01	1,249,999	$4,500	$400
Locus Discovery, Series D Pfd.	9/5/01	1,875,000	7,500	544
MicroDose Technologies	11/24/00	359,944	2,005	360
Locus Discovery, Series B Pfd.	2/8/07	966,441	280	280
Security Capital European Realty	8/20/98 - 11/12/99	37,407	205	-
			$14,490	$1,584

(d)  Security has no value.

(e)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified instutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2007, these securities had an aggregate value of $1,290,551, which represented 6.1% of net assets.

(f)  At June 30, 2007, for federal income tax purposes cost of investments was $12,643,357 and net unrealized appreciation was $8,528,013 consisting of gross unrealized appreciation of $8,815,065 and gross unrealized depreciation of $287,052.

(g)  On June 30, 2007, the market value of foreign securities represents 11.5% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$458,146	2.16%
France	223,347	1.05
Canada	217,427	1.02
Japan	150,917	0.71
Switzerland	146,139	0.69
Sweden	132,045	0.62
United Kingdom	128,743	0.61
Germany	102,892	0.48
Hong Kong	91,966	0.43
Australia	84,589	0.40
India	84,475	0.40
Ireland	75,505	0.36
South Africa	75,095	0.35
China	71,465	0.34
	Value	Percent
Denmark	$68,394	0.32%
Brazil	52,399	0.25
Israel	49,539	0.23
Taiwan	48,918	0.23
Mexico	43,533	0.21
Chile	33,548	0.16
Singapore	31,933	0.15
Greece	22,228	0.10
Austria	18,651	0.09
Spain	15,932	0.08
Italy	13,169	0.06
Luxembourg	-	-
Total Foreign Portfolio	$2,440,995	11.50%

34

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/07	06/30/07
Additions
Europe
> Netherlands
Aalberts Industries	480,000	1,947,042
Boskalis Westminster	163,000	489,000
Fugro	1,271,700	1,406,155
Koninklijke TenCate	973,000	1,096,000
OPG Groep	191,000	764,000
SBM Offshore	0	450,000
Smit Internationale	520,000	680,000
Stork	0	825,000
Wavin	840,000	1,182,536
> France
Rubis	298,818	332,020
Trigano	500,000	571,000
> Germany
Deutsche Beteiligungs	283,000	354,500
Deutsche Boerse	120,000	200,000
MPC Muechmeyer Petersen Capital	0	300,000
> Switzerland
Kuehne & Nagel	550,000	600,000
Nobel Biocare Holding	95,000	140,000
Synthes	330,000	360,000
> United Kingdom
Informa Group	0	1,400,000
Intertek Testing	0	517,000
Northgate	1,450,000	1,875,000
Rotork	0	448,000
Smith & Nephew	2,205,000	2,670,000
Taylor Nelson Sofres	4,620,000	5,922,000
> Ireland
Kingspan Group	1,035,000	1,050,000
United Drug	8,050,000	8,100,000
> Sweden
Hexagon	1,553,500	3,960,000
Nobia	755,000	2,265,000
SWECO	610,000	3,135,000
> Spain
Prisa	800,000	1,050,000
Sogecable	400,000	520,000
> Greece
Intralot	1,300,000	1,630,000

	Number of Shares
	03/31/07	06/30/07
Asia
> Japan
Aeon Delight	0	95,000
As One	396,000	585,000
FCC	900,000	1,150,000
Kansai Paint	3,700,000	6,000,000
Kansai Urban Banking	0	4,100,000
Nakanishi	92,000	145,000
Topcon	0	650,000
Unicharm PetCare	0	105,000
Union Tool	403,600	500,000
Yusen Air & Sea Service	1,273,900	1,300,000
> China
China Green	22,049,000	25,051,000
Fu Ji Food & Catering Services	4,782,000	6,256,000
Hopewell Highway Infrastructure	0	20,000,000
Jiangsu Expressway	0	17,918,000
Travelsky Technology	6,758,000	20,910,000
Xinyu Hengdeli	0	6,008,000
> Hong Kong
EganaGoldpfeil	26,600,000	29,344,000
Hong Kong Exchanges and Clearing	5,026,000	5,500,000
> South Korea
Sung Kwang Bend	714,000	915,000
> India
United Phosphorus	0	192,000
Other Countries
> United States
BioMarin	0	524,000
Dresser-Rand Group	0	500,000
FMC Technologies	189,000	379,000
Tesco	119,239	273,000
> New Zealand
Sky City Entertainment	5,661,208	5,773,789
Latin America
> Brazil
Localiza Rent A Car	500,000	1,500,000
> Mexico
Grupo Aeroportuario del Surest	411,000	500,000

35

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited) continued

	Number of Shares
	03/31/07	06/30/07
Sales
Europe
> Netherlands
USG People	1,103,000	929,361
> France
Neopost	200,000	160,000
> Germany
Gagfah	150,000	0
Hugo Boss Designs	525,000	425,000
> United Kingdom
Debt Free Direct	1,300,000	1,000,000
Keller Group	1,000,000	650,000
Northern Rock	2,100,000	0
Paragon Group	3,500,000	371,000
Workspace Group	2,450,000	1,280,000
> Ireland
Anglo Irish Bank	1,300,000	0
Bank of Ireland	2,000,000	845,000
C&C Group	1,260,000	255,000
Grafton Group	1,850,000	1,040,000
Ryanair	500,000	0
> Italy
Banca Italease	590,000	0
Ducati Motor	13,400,000	12,531,048
> Spain
Red Electrica de Espana	567,000	400,000

	Number of Shares
	03/31/07	06/30/07
Asia
> Japan
Chiba Bank	2,000,000	1,500,000
Daito Trust Construction	546,000	375,000
Hiroshima Bank	2,248,000	0
Hogy Medical	321,300	53,000
> Hong Kong
Melco-PBL Entertainment Macau	200,000	0
Techtronic Industries	14,000,000	0
> South Korea
Woongjin Thinkbig	183,500	0
Other Countries
> Canada
Major Drilling Group	530,000	0
Northern Orion Resources	839,000	0
Railpower Technologies	1,778,000	0
UrAsia Energy	6,775,000	0
> South Africa
Edgars Consolidated Stores	4,530,000	0
Latin America
> Brazil
Brascan Residential Properties	492,000	0
> Mexico
Grupo Aeroportuario Centro Norte	200,000	0
Grupo Aeroportuario del Pacifica	100,000	0

36

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2007

Number of Shares		Value (000)
		Equities: 91.9%
Europe 51.6%
	> Netherlands 9.3%
1,406,155	Fugro	$89,239
	Oilfield Services
825,000	Stork	53,550
	Industrial Services & Food Processing Equipment
1,947,042	Aalberts Industries	53,461
	Flow Control & Heat Treatment
680,000	Smit Internationale	53,209
	Harbor & Offshore Towage & Marine Services
929,361	USG People	43,660
	Temporary Staffing Services
1,096,000	Koninklijke TenCate	41,953
	Advanced Textiles & Industrial Fabrics
479,000	Imtech	41,552
	Engineering & Technical Services
1,385,000	Unit 4 Agresso (a)	37,517
	Business & Security Software
1,182,536	Wavin	28,447
	Largest European Plastic Pipe Systems Company
764,000	OPG Groep	27,821
	Health Care Supplies & Pharmacies
489,000	Boskalis Westminster	19,440
	Dredging & Maritime Contractor
450,000	SBM Offshore	17,153
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
		507,002
	> France 8.4%
3,000,000	SES Global	64,665
	Satellite Broadcasting Services
600,000	Carbone Lorraine	46,562
	Advanced Industrial Materials
390,000	Iliad	39,404
	Alternative Internet & Telecoms Provider
375,000	Norbert Dentressangle	36,304
	Transport
571,000	Trigano	33,816
	Leisure Vehicles & Camping Equipment
206,000	Pierre & Vacances	31,429
	Vacation Apartment Lets
332,020	Rubis	29,711
	Tank Storage & LPG Supplier
190,000	Bacou Dalloz	28,883
	Safety Equipment
700,000	Legrand	25,191
	Electrical Components
240,000	Imerys	24,341
	Industrial Minerals Producer
160,000	Neopost	23,399
	Postage Meter Machines
100,000	Ciments Francais	22,933
	Leading French & Emerging Markets Cement Producer
240,000	Eurofins Scientific (b)	20,377
	Food Screening & Testing
350,000	April Group	18,437
	Insurance Policy Construction

Number of Shares		Value (000)
360,000	Meetic (b)	$15,291
	Dating Services
		460,743
	> Germany 6.7%
900,000	Rhoen-Klinikum	54,230
	Health Care Services
775,000	CTS Eventim	38,171
	Event Ticket Sales
400,000	Wincor Nixdorf	37,074
	Retail POS Systems & ATM Machines
300,000	MPC Muechmeyer Petersen Capital	30,670
	Alternative Asset Manager
250,000	Vossloh	29,346
	Rail Infrastructure & Diesel Locomotives
15,000	Porsche	26,704
	Specialty Automobile Manufacturer
525,000	GFK	25,928
	Market Research Services
425,000	Hugo Boss Designs	25,446
	Fashion Apparel
267,000	Elringklinger	24,359
	Automobile Components
200,000	Deutsche Boerse	22,661
	Trading, Clearing, Settlement Services for Financial Markets
100,000	Rational	19,595
	Commercial Oven Manufacturer
870,000	Takkt	15,493
	Mail Order Retailer of Office & Warehouse Durables
354,500	Deutsche Beteiligungs	14,384
	Private Equity Investment Management
		364,061
	> Switzerland 6.0%
600,000	Kuehne & Nagel	55,263
	Freight Forwarding/Logistics
24,000	Sika	48,983
	Chemicals for Construction & Industrial Applications
140,000	Nobel Biocare Holding	45,713
	Dental Implants & Ceramic Crowns
360,000	Synthes	43,207
	Products for Orthopedic Surgery
250,000	Geberit	42,655
	Plumbing Supplies
140,000	Burckhardt Compression (b)	33,925
	Gas Compression Pumps
375,000	Schindler	24,862
	Elevator Manufacturer & Service Provider
25,000	Givaudan	24,686
	Fragrances & Flavors
400,000	Logitech International (b)	10,599
	Branded Peripheral Computer Devices
		329,893
	> United Kingdom 5.9%
1,970,714	Expro International Group	38,416
	Offshore Oilfield Services
1,875,000	Northgate	38,413
	Light Commercial Vehicle Rental Specialist

37

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> United Kingdom—continued
5,040,000	RPS Group	$35,304
	Environmental Consulting & Planning
2,670,000	Smith & Nephew	33,041
	Medical Equipment & Supplies
3,255,691	Tullow Oil	31,725
	Oil & Gas Producer
5,922,000	Taylor Nelson Sofres	28,007
	Market Research
3,007,000	BBA Group	16,307
	Aviation Support Services
1,400,000	Informa Group	15,563
	Global Publisher & Event Organizer
640,000	Randgold Resources	14,202
	Gold Mining in Western Africa
650,000	Keller Group	14,020
	International Ground Engineering Specialist
1,280,000	Workspace Group	10,262
	UK Real Estate
517,000	Intertek Testing	10,136
	Testing, Inspection, Certification Services
1,275,000	Detica	9,814
	UK IT Services Company
1,436,000	Mears Group	9,347
	Social Housing Mainentance
448,000	Rotork	8,174
	Valve Actuators for Oil & Water Pipelines
1,000,000	Debt Free Direct	4,755
	Consumer Debt Reduction & Management Solutions
371,000	Paragon Group	3,631
	UK Buy-to-let Finance Company
		321,117
	> Ireland 3.4%
8,100,000	United Drug	44,231
	Irish Pharmaceutical Wholesaler & Outsourcer
1,800,000	IAWS Group	37,705
	Baked Goods
1,050,000	Kingspan Group	29,362
	Building Insulation & Environmental Containers
1,300,000	Depfa Bank	23,018
	Investment Banker to Public Authorities
600,000	Paddy Power	18,706
	Irish Betting Services
845,000	Bank of Ireland	17,123
	Irish Commercial Bank
1,040,000	Grafton Group	14,837
	Builders Materials Wholesaling & Do-it-yourself Retailing
255,000	C&C Group	3,420
	Beverage Company
		188,402
	> Sweden 2.4%
3,960,000	Hexagon	75,944
	Measurement Equipment & Polymers
3,135,000	SWECO	30,042
	Engineering Consultants
2,265,000	Nobia	28,189
	Kitchen Cabinet Manufacturing & Distribution
		134,175

Number of Shares		Value (000)
	> Italy 2.2%
9,100,000	CIR	$34,997
	Italian Holding Company
12,531,048	Ducati Motor (b)	30,501
	Motorcycles & Related Merchandise
3,000,000	Amplifon	24,927
	Hearing Aid Retailer
1,223,000	GranitiFiandre	15,532
	Innovative Stoneware
375,000	Sabaf	14,295
	Supplier to White Goods Original Equipment Manufacturers
		120,252
	> Spain 1.2%
1,050,000	Prisa	23,092
	Leading Spanish-speaking Publisher
520,000	Sogecable (b)	21,767
	Spain's Main Pay-TV
400,000	Red Electrica de Espana	18,744
	Spanish Power Grid
		63,603
	> Austria 1.1%
965,000	Zumtobel (b)	35,996
	Lighting Systems
300,000	Wienerberger	22,123
	Bricks & Clay Roofing Tiles
		58,119
	> Russia 1.0%
775,000	Novolipetsk Steel	22,746
	Vertically Integrated Steel Producer
486,000	RosBusinessConsulting (b)	17,496
	Financial Information, Media & IT Services in Russia
370,000	Mechel Steel Group	13,516
	Coking Coal
		53,758
	> Greece 1.0%
1,630,000	Intralot	52,509
	Lottery & Gaming Systems & Services
		52,509
	> Poland 0.7%
1,125,500	Central European Distribution (b)	38,965
	Vodka Production & Alcohol Distribution
		38,965
	> Finland 0.7%
1,756,000	Poyry	38,934
	Engineering Consultants
		38,934
	> Czech Republic 0.6%
183,000	Komercni Banka	34,069
	Leading Czech Universal Bank
		34,069
	> Denmark 0.6%
265,000	Novozymes	30,719
	Industrial Enzymes
		30,719

38

Number of Shares		Value (000)
	> Norway 0.4%
2,354,000	Kongsberg Automotive (a)	$19,731
	Automotive Seating & Component Supplier
		19,731
Europe: Total		2,816,052
Asia 25.2%
	> Japan 13.3%
6,000,000	Kansai Paint	52,411
	Paint Producer in Japan, India, China & Southeast Asia
730,000	Ibiden	47,005
	Electronic Parts & Ceramics
1,205,000	Aeon Mall	36,964
	Suburban Shopping Mall Developer, Owner & Operator
43,500	Jupiter Telecommunications (b)	35,870
	Largest Cable Service Provider in Japan
1,080,000	Hoya	35,745
	Opto-electrical Components & Eyeglass Lenses
16,000	Kenedix	29,760
	Real Estate Investment Management
1,218,000	JSR	29,334
	Films & Chemicals for LCD Screens & Electronics
1,272,000	Ushio	28,184
	Industrial Light Sources
1,300,000	Yusen Air & Sea Service	27,785
	Airfreight Logistics
816,200	Kintetsu World Express	27,647
	Airfreight Logistics
430,000	USS	27,369
	Used Car Auctioneer
1,150,000	FCC	23,617
	Auto/Motorcycle Clutches
718,000	Ito En	23,582
	Bottled Tea & Other Beverages
2,000,000	Park24	20,081
	Parking Lot Operator
7,000	Risa Partners	19,021
	NPL & Real Estate Related Investment
500,000	Union Tool	18,471
	Precision Drill Bit Manufacturer
14,000	FullCast (a)	18,403
	Employment Outsourcing
145,000	Nakanishi	18,099
	Dental Tools & Machinery
375,000	Daito Trust Construction	17,842
	Apartment Builder
1,140,000	Cosel	16,520
	Industrial Standard Switching Power Supply System
965,000	T. Hasegawa	16,064
	Industrial Flavors & Fragrances
585,000	As One	15,068
	Scientific Supplies Distributor
4,100,000	Kansai Urban Banking	14,215
	Regional Bank
1,500,000	Chiba Bank	13,313
	Regional Bank

Number of Shares		Value (000)
380,000	Takata	$13,245
	Safety Related Auto Parts
370,000	Shimano	12,679
	Bicycle Components & Fishing Tackle
2,400	Osaka Securities Exchange	11,071
	Osaka Securities Exchange
650,000	Topcon	10,818
	Positioning & Medical Instrument
1,230,000	Kamigumi	10,662
	Port Cargo Handling & Logistics
1,500,000	Bank of Fukuoka	9,895
	Regional Bank
643,000	Ain Pharmaciez (a)	9,813
	Dispensing Pharmacy/Drugstore Operator
72,000	Hirose Electric	9,457
	Electrical Connectors
374,000	Nagaileben	7,215
	Medical/Health Care Related Clothes
1,650	Japan Pure Chemical	6,486
	Precious Metal Plating Chemicals for Electronics
3,300	Message	5,353
	Nursing Care Facility Operator
105,000	Unicharm PetCare	4,228
	Pet Food & Pet Toiletries
95,000	Aeon Delight	2,898
	Facility Maintenance & Management
53,000	Hogy Medical	2,366
	Disposable Surgical Products
		728,556
	> China 3.9%
23,547,000	China Shipping Development	54,313
	China's Dominant Shipper for Oil & Coal
48,430,000	Lenovo Group	28,527
	Third Largest PC Vendor Globally
25,051,000	China Green	23,071
	An Agricultural Grower & Processor in China
6,256,000	Fu Ji Food & Catering Services	21,445
	Food Catering Service Provider In China
20,000,000	Hopewell Highway Infrastructure	18,731
	Guangdong Tollroad Leading to Hong Kong & Macau
17,918,000	Jiangsu Expressway	18,225
	Chinese Toll Road Operator
20,910,000	Travelsky Technology	17,870
	Online Air Travel Bookings in China
21,750,000	TPV Technology	15,035
	Original Design Manufacturer for LCD Monitor & Flat TV
400,000	Sohu.com (b)	12,796
	Advertising on Chinese Internet Portal
6,008,000	Xinyu Hengdeli	2,947
	A High-end Watch Retailer in China
		212,960
	> Hong Kong 2.2%
5,500,000	Hong Kong Exchanges and Clearing	77,817
	Hong Kong Equity & Derivatives Market Operator
29,344,000	EganaGoldpfeil	25,706
	A Leather & Fashion Accessories Brand Manager

39

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Hong Kong—continued
5,000,000	Lifestyle International	$19,378
	Mid to High-end Department Store Operator in Hong Kong & China
		122,901
	> South Korea 1.7%
444,000	Taewoong	31,144
	A Player in the Niche Customized Forging Market
160,000	MegaStudy	31,081
	Online Education Service Provider
915,000	Sung Kwang Bend	27,053
	A Large Customized Industrial Pipe Fitting Manufacturer
262,000	YBM Sisa.com	5,031
	Online Language Educator & Tester
		94,309
	> India 1.5%
1,300,000	Housing Development Finance	64,598
	Indian Mortgage Lender
700,000	Asian Paints	14,250
	India's Largest Paint Company
192,000	United Phosphorus	1,482
	Off-patent Crop Protection Chemicals
		80,330
	> Singapore 1.2%
7,000,000	Singapore Exchange	44,707
	Singapore Equity & Derivatives Market Operator
13,000,000	ComfortDelGro	18,527
	Taxi & Mass Transit Service
		63,234
	> Taiwan 1.1%
6,958,367	Advantech	22,222
	Embedded Computers
7,280,000	Wah Lee Industrial	16,478
	Distributor of Chemicals, Materials & Equipment
3,500,000	Everlight Electronics	12,506
	A Led Packager
795,826	Formosa International Hotels	8,565
	Hotel, Food & Beverage Operation & Hospitality Management Services
		59,771
	> Indonesia 0.3%
15,000,000	Perusahaan Gas Negara	15,668
	Gas Pipeline Operator
		15,668
Asia: Total		1,377,729
Other Countries 10.4%
	> Australia 2.8%
3,000,000	Billabong International	45,426
	Action Sports Apparel Brand Manager
750,000	Australian Stock Exchange	30,851
	Australian Equity & Derivatives Market Operator
2,000,000	Jubilee Mines	27,009
	Nickel Mining in Australia

Number of Shares		Value (000)
5,480,000	Sino Gold (b)	$25,957
	Gold Mining in The People's Republic of China
350,000	Perpetual Trustees	23,183
	Mutual Fund Management
		152,426
	> Canada 2.6%
1,860,000	ShawCor	57,114
	Oil & Gas Pipeline Products
1,663,500	RONA (b)	34,746
	Leading Canadian Do-it-yourself Retailer
950,000	Van Houtte (a)	22,188
	Coffee Services & Equipment
865,000	Talisman Energy	16,727
	Oil & Gas Producer
850,000	Ivanhoe Mines (b)	12,049
	Copper Mine Project in Mongolia
		142,824
	> United States 2.3%
865,000	Atwood Oceanics (b)	59,356
	Offshore Drilling Contractor
379,000	FMC Technologies (b)	30,024
	Oil & Gas Well Head Manufacturer
500,000	Dresser-Rand Group (b)	19,750
	Largest Manufacturer of Compressors
524,000	BioMarin (b)	9,401
	Biotech Focused on Orphan Diseases
273,000	Tesco (b)	8,613
	Developing New Well Drilling Technologies
		127,144
	> South Africa 2.3%
1,440,000	Impala Platinum Holdings	43,657
	Platinum Group Metals Mining & Refining
1,560,000	Naspers	39,960
	Media & Education in Africa & Other Emerging Markets
3,048,750	Uranium One (b)	38,837
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		122,454
	> New Zealand 0.4%
5,773,789	Sky City Entertainment	22,572
	Casino/Entertainment Complex
		22,572
Other Countries: Total		567,420
Latin America 4.7%
	> Brazil 2.6%
4,300,000	Suzano	58,180
	Brazilian Pulp & Paper Producer
2,500,000	Natura Cosmeticos	36,288
	Direct Retailer of Cosmetics
720,000	Porto Seguro	27,621
	Auto & Life Insurance
1,500,000	Localiza Rent A Car	16,913
	Car Rental
		139,002

40

Number of Shares or Principal Amount (000)		Value (000)
	> Mexico 1.6%
7,000,000	Urbi Desarrollos Urbanos (b)	$32,235
	Affordable Housing Builder
18,000,000	Consorcio ARA	28,991
	Affordable Housing Builder
500,000	Grupo Aeroportuario del Surest	26,345
	Cancun & Cozumel Airport Operator
		87,571
	> Chile 0.5%
160,000	Sociedad Quimica y Minera de Chile	27,526
	Producer of Specialty Fertilizers, Lithium, & Iodine
		27,526
Latin America: Total		254,099
Total Equities: 91.9% (Cost: $3,002,695)		5,015,300
Short-Term Obligations 7.3%
$27,200	Pasa Funding (c) 5.31% Due 7/13/07	27,152
27,000	Advantage Asset (c) 5.32% Due 7/12/07	26,956
27,000	Gotham Funding (c) 5.30% Due 7/16/07	26,940
27,000	Mont Blanc Capital (c) 5.30% Due 7/24/07	26,909
26,900	Beethoven Funding (c) 5.35% Due 7/23/07	26,812
26,800	Coast Asset (c) 5.31% Due 7/11/07	26,761
26,500	St. Germain Holdings (c) 5.33% Due 7/10/07	26,465
26,400	Bavaria (c) 5.29% Due 7/5/07	26,384
26,300	Mica Funding LLC (c) 5.29% Due 7/2/07	26,296
26,300	Versailles LLC (c) 5.29% Due 7/3/07	26,292
26,300	Whistlejacket Capital (c) 5.32% Due 7/9/07	26,269
23,200	Morrigan TRR (c) 5.33% Due 7/17/07	23,145
22,000	East Fleet Financial (c) 5.31% Due 7/6/07	21,984
20,000	Manhattan Asset Funding (c) 5.31% Due 7/18/07	19,950
18,000	Cairn High Grade LLC (c) 5.30% Due 7/20/07	17,950
15,000	White Point Funding (c) 5.32% Due 7/19/07	14,960

Principal Amount (000)		Value (000)
$7,601	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value $7,756 (repurchase proceeds $7,604)	$7,601
	(Amortized Cost: $398,826)	398,826
Total Investments: 99.2% (Cost: $3,401,521)(d)(e)		5,414,126
Cash and Other Assets Less Liabilities: 0.8%		44,604
Total Net Assets: 100%		$5,458,730

41

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/2007	Value	Dividend
AIN Pharmaciez	643,000	-	-	643,000	$9,813	$91
FullCast	-	14,000	-	14,000	18,403	112
Kongsberg Automotive	2,065,000	289,000	-	2,354,000	19,731	386
Unit 4 Agresso	1,385,000	-	-	1,385,000	37,517	1,194
Van Houtte	950,000	-	-	950,000	22,188	245
TOTAL OF AFFILIATED TRANSACTIONS	5,043,000	303,000	-	5,346,000	$107,652	$2,028

  The aggregate cost and value of these companies at June 30, 2007, was $102,622 and $107,652, respectively. Investments in affiliate companies represented 2.0% of total net assets at June 30, 2007.

(b)  Non-income producing security.

(c)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2007, these securities amounted to $391,225, which represented 7.2% of net assets.

(d)  At June 30, 2007 for federal income tax purposes cost of investments was $3,401,521 and net unrealized appreciation was $2,012,605 consisting of gross unrealized appreciation of $2,090,136 and gross unrealized depreciation of $77,531.

(e)  On June 30, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$1,853,624	34.0%
Japanese Yen	728,556	13.3
US Dollar	699,562	12.8
Swiss Franc	329,893	6.0
Hong Kong Dollar	323,065	5.9
British Pounds	306,915	5.6
Other currencies less than 5% of total net assets	1,172,511	21.6
	$5,414,126	99.2%

42

Columbia Acorn International

Portfolio Diversification

At June 30, 2007, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Materials & Specialty Chemicals	$448,628	8.2%
Other Industrial Services	328,110	6.0
Conglomerates	229,960	4.2
Machinery	209,206	3.9
Construction	148,935	2.7
Outsourcing & Training Services	126,130	2.3
Electrical Components	115,348	2.1
Industrial Distribution	29,905	0.6
Steel	22,746	0.4
	1,658,968	30.4
> Consumer Goods & Services
Food	131,411	2.4
Other Consumer Services	122,291	2.3
Durables Goods	121,041	2.2
Retail	109,397	2.0
Casinos	93,787	1.7
Apparels	70,872	1.3
Consumer Goods Distribution	66,334	1.2
Nondurables	66,222	1.2
Entertainment	46,736	0.9
Travel	34,783	0.6
Leisure Products	33,816	0.6
Furniture & Textiles	28,189	0.5
Consumer Electronics	15,035	0.3
	939,914	17.2
> Information
Financial Processors	145,185	2.7
Computer Hardware & Related Equipment	98,422	1.8
Business Information & Marketing Services	89,239	1.6
Satellite Broadcasting	64,665	1.2
Cable Television	57,637	1.0
Internet Related	52,200	1.0
Semiconductors & Related Equipment	48,251	0.9
Television Broadcasting	39,960	0.7
Publishing	38,655	0.7
Business Software	37,517	0.7
Computer Services	27,310	0.5
Electronics Distribution	16,478	0.3
Instrumentation	10,818	0.2
	726,337	13.3

	Value (000)	Percent
> Energy & Minerals
Oil Services	$339,105	6.2
Mining	175,227	3.2
Agricultural Commodities	58,180	1.1
Oil/Gas Producers	48,452	0.9
Refining/Marketing/Distribution	45,379	0.8
	666,343	12.2
> Other Industries
Transportation	236,316	4.3
Real Estate	120,269	2.2
Regulated Utilities	53,741	1.0
	410,326	7.5
> Finance
Banks	111,633	2.0
Money Management	68,418	1.3
Savings & Loans	64,598	1.2
Insurance	46,058	0.8
Closed End Funds	30,670	0.6
Other Finance Companies	19,457	0.4
	340,834	6.3
> Health Care
Medical Equipment	121,961	2.2
Services	87,404	1.6
Pharmaceuticals	44,231	0.8
Hospital Laboratory Supplies	9,581	0.2
Biotechnology Drug Delivery	9,401	0.2
	272,578	5.0
Total Equities:	5,015,300	91.9
Short-Term Obligations:	398,826	7.3
Total Investments:	5,414,126	99.2
Cash and Other Assets Less Liabilities:	44,604	0.8
Net Assets:	$5,458,730	100.0%

43

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/07	06/30/07
Additions
Information
AMIS Holdings	401,000	601,000
Blackbaud	0	177,906
Ciena	0	85,000
Microsemi	450,000	570,000
Polycom	305,000	475,000
Tellabs	2,285,000	2,585,000
TheStreet.com	0	507,897
Time Warner Telecom	1,386,000	1,486,000
Trimble Navigation	310,000	368,000
Consumer Goods & Services
Cavco Industries	225,000	287,900
Hansen Natural	0	90,000
NutriSystem	99,000	149,000
Pinnacle Entertainment	160,000	340,000
Pool	318,500	523,500
Industrial Goods & Services
American Commercial Lines	0	340,000
American Reprographics	116,000	196,000
Drew Industries	100,000	155,000
Genlyte Group	440,000	480,000
Interline Brands	150,000	225,000
Health Care
Array Biopharma	0	244,094
BioMarin	440,000	692,400
Collagenex Pharmaceuticals	200,000	300,000
Genitope	0	450,000
Medarex	0	204,400
Pharmacopeia	0	220,000
Seattle Genetics	0	251,400
Finance
MB Financial	0	105,000
Old Second Bancorp	0	75,000
Pacific Continental	170,000	308,000
Energy & Minerals
Carrizo Oil & Gas	0	120,000
Tesco	57,500	95,000
Tetra Technologies	0	71,000

	Number of Shares
	03/31/07	06/30/07
Sales
Information
Alltel	270,000	0
Gemstar-TV Guide International	2,580,000	0
JDA Software	524,000	0
Kronos	660,650	0
Supertex	220,000	189,296
TALX	100,000	0
THQ	60,000	0
Consumer Goods & Services
Carter's	600,200	300,000
Central Parking	296,700	0
HNI	106,000	45,800
ITT Educational Services	416,000	366,000
Industrial Goods & Services
K&F Industries	236,400	0
Health Care
The Medicines Company	400,000	0
United Surgical Partners	550,000	0
Viasys Healthcare	220,000	0
Finance
Anchor Bancorp Wisconsin	141,400	111,400
Energy & Minerals
St. Mary Land & Exploration	80,000	47,000

44

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2007

Number of Shares		Value (000)
		Equities: 96.2%
Information 30.9%
	> Business Software 4.8%
779,900	Avid Technology (a)	$27,569
	Digital Nonlinear Editing Software & Systems
355,000	Micros Systems (a)	19,312
	Information Systems for Restaurants & Hotels
2,100,000	Novell (a)	16,359
	Directory, Operating System & Identity Management Software
327,200	Parametric Technology (a)	7,071
	Engineering Software & Services
230,400	Concur Technologies (a)	5,265
	Web Enabled Cost & Expense Management Software
177,906	Blackbaud	3,928
	Software & Services for Non-profits
250,000	Agile Software (a)	2,015
	Product Design Software
		81,519
	> Mobile Communications 4.5%
1,005,000	Crown Castle International (a)	36,451
	Communications Towers
506,000	American Tower (a)	21,252
	Communications Towers in USA & Mexico
1,633,000	Dobson Communications (a)	18,143
	Rural & Small City Cellular Telephone Services
88,000	Globalstar (a)	911
	Satellite Mobile Voice & Data Carrier
75,000	Openwave Systems	469
	Internet Software for Mobile Devices
		77,226
	> Semiconductors & Related Equipment 3.8%
1,298,490	Integrated Device Technology (a)	19,828
	Communications Semiconductors
570,000	Microsemi (a)	13,651
	Analog/Mixed Signal Semiconductors
1,050,000	Entegris (a)	12,474
	Semiconductor Wafer Shipping & Handling Products
601,000	AMIS Holdings (a)	7,524
	Mixed-signal Semiconductors
189,296	Supertex (a)	5,933
	Mixed-signal Semiconductors
140,000	Littelfuse (a)	4,728
	Little Fuses
		64,138
	> Computer Hardware & Related Equipment 3.3%
433,581	Nice Systems (a)	15,063
	Audio & Video Recording Solutions
505,000	II-VI (a)	13,721
	Laser Components
295,600	Amphenol	10,538
	Electronic Connectors
130,000	Belden CDT	7,195
	Specialty Cable
99,000	Zebra Technologies (a)	3,835
	Bar Code Printers

Number of Shares		Value (000)
90,000	Netgear (a)	$3,263
	Networking Products for Small Business & Home
65,000	Intermec (a)	1,645
	Bar Code & Wireless LAN Systems
40,000	Rogers (a)	1,480
	PCB Laminates & High-performance Foams
		56,740
	> Telecommunications Equipment 2.9%
2,585,000	Tellabs (a)	27,815
	Telecommunications Equipment
475,000	Polycom (a)	15,960
	Video Conferencing Equipment
85,000	Ciena (a)	3,071
	Optical Transport & Broadband Access Equipment
323,500	Symmetricom (a)	2,717
	Network Timing & Synchronization Devices
		49,563
	> Instrumentation 2.8%
430,000	Flir Systems (a)	19,887
	Infrared Cameras
140,000	Mettler Toledo (a)	13,371
	Laboratory Equipment
368,000	Trimble Navigation (a)	11,850
	GPS-based Instruments
60,000	FARO Technologies (a)	1,912
	Precision Measurement Equipment
		47,020
	> Telephone Services 2.0%
1,486,000	Time Warner Telecom (a)	29,869
	Fiber Optic Telephone/Data Services
340,000	Windstream	5,018
	Rural Telephone Franchises
		34,887
	> Internet Related 1.6%
460,000	ValueClick (a)	13,552
	Internet Advertising
980,000	CNET Networks (a)	8,026
	Internet Advertising on Niche Websites
507,897	TheStreet.com	5,526
	Financial Information Website Publisher
		27,104
	> Business Information & Marketing Services 1.2%
530,000	Ceridian (a)	18,550
	HR Services & Payment Processing
98,300	Navigant Consulting (a)	1,824
	Financial Consulting Firm
		20,374
	> Financial Processors 0.9%
393,280	Global Payments	15,594
	Credit Card Processor
		15,594
	> Computer Services 0.8%
786,000	RCM Technologies (a)(b)	6,123
	Technology & Engineering Services
1,005,500	AnswerThink (a)	3,640
	IT Integration & Best Practice Research

45

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Computer Services—continued
95,000	SRA International (a)	$2,399
	Government IT Services
235,000	iGate (a)	1,885
	IT & Business Process Outsourcing Services
		14,047
	> TV Broadcasting 0.7%
1,125,000	Entravision Communications (a)	11,734
	Spanish Language TV, Radio & Outdoor
		11,734
	> Radio 0.7%
511,100	Salem Communications	5,668
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	3,034
	Spanish Language Radio Stations
300,000	Saga Communications (a)	2,940
	Radio Stations in Small- & Mid-sized Cities
		11,642
	> Television Programming 0.5%
750,000	Lions Gate Entertainment (a)	8,273
	Film & TV Studio
		8,273
	> CATV 0.3%
240,000	Discovery Holding (a)	5,518
	CATV Programming
		5,518
	> Gaming Equipment & Services 0.1%
98,500	Shuffle Master (a)	1,635
	Card Shufflers & Casino Games
		1,635
Information: Total		527,014
Consumer Goods & Services 20.4%
	> Retail 4.4%
398,000	Abercrombie & Fitch	29,046
	Teen Apparel Retailer
418,000	Chico's FAS (a)	10,174
	Women's Specialty Retailer
175,000	J Crew Group (a)	9,466
	Multi-channel Branded Retailer
486,250	Christopher & Banks	8,339
	Women's Apparel Retailer
224,500	AnnTaylor Stores (a)	7,952
	Women's Apparel Retailer
95,000	Genesco (a)	4,969
	Multi-concept Branded Footwear Retailer
200,000	Urban Outfitters (a)	4,806
	Apparel & Home Specialty Retailer
		74,752
	> Apparel 3.9%
634,200	Oxford Industries	28,121
	Branded & Private Label Apparel
885,200	True Religion Apparel (a)	17,996
	Premium Denim
222,200	Coach (a)	10,530
	Designer & Retailer of Branded Leather Accessories

Number of Shares		Value (000)
300,000	Carter's (a)	$7,782
	Children's Branded Apparel
90,000	Heelys (a)	2,327
	Wheeled Footwear
		66,756
	> Other Consumer Services 3.8%
366,000	ITT Educational Services (a)	42,961
	Post-secondary Degree Programs
149,000	NutriSystem (a)	10,406
	Weight Loss Programs
310,000	Universal Technical Institute (a)	7,871
	Vocational Training
60,000	Weight Watchers International	3,051
	Weight Loss Programs
		64,289
	> Other Durable Goods 1.8%
2,078,300	Champion Enterprises (a)	20,430
	Manufactured Homes
287,900	Cavco Industries (a)	10,802
	Higher End Manufactured Homes
		31,232
	> Leisure Products 1.8%
301,300	International Speedway	15,882
	Largest Motorsports Racetrack Owner & Operator
195,500	Speedway Motorsports	7,816
	Motorsport Racetrack Owner & Operator
80,000	Thor Industries	3,611
	RV & Bus Manufacturer
50,000	Polaris Industries	2,708
	Leisure Vehicles & Related Products
		30,017
	> Nondurables 1.6%
531,400	Scotts Miracle-Gro	22,819
	Consumer Lawn & Garden Products
108,000	Jarden (a)	4,645
	Branded Household Products
		27,464
	> Consumer Goods Distribution 1.2%
523,500	Pool	20,432
	Distributor of Swimming Pool Supplies & Equipment
		20,432
	> Restaurants 0.8%
337,500	Sonic (a)	7,465
	Quick Service Restaurant
163,800	Red Robin Gourmet Burgers (a)	6,613
	Casual Dining Restaurant
		14,078
	> Casinos & Gaming 0.6%
340,000	Pinnacle Entertainment (a)	9,571
	Regional Casino Operator
		9,571
	> Food & Beverage 0.2%
90,000	Hansen Natural (a)	3,868
	Alternative Beverages
		3,868

46

Number of Shares		Value (000)
	> Furniture & Textiles 0.2%
45,800	HNI	$1,878
	Office Furniture & Fireplaces
56,800	Knoll	1,272
	Office Furniture
		3,150
	> Travel 0.1%
45,000	Vail Resorts (a)	2,739
	Ski Resort Operator & Developer
		2,739
Consumer Goods & Services: Total		348,348
Industrial Goods & Services 14.0%
	> Machinery 6.9%
697,500	Ametek	27,677
	Aerospace/Industrial Instruments
673,600	Pentair	25,980
	Pumps & Water Treatment
650,300	ESCO Technologies	23,580
	Automatic Electric Meter Readers
373,600	Nordson	18,740
	Dispensing Systems for Adhesives & Coatings
319,800	Donaldson	11,369
	Industrial Air Filtration
71,800	Toro	4,228
	Turf Maintenance Equipment
132,000	Goodman Global (a)	2,933
	HVAC Equipment Manufacturer
50,000	Kaydon	2,606
	Specialized Friction & Motion Control Products
		117,113
	> Electrical Components 2.2%
480,000	Genlyte Group (a)	37,699
	Commercial Lighting Fixtures
		37,699
	> Other Industrial Services 1.5%
340,000	American Commercial Lines (a)	8,857
	Operator of Inland Barges/Builder of Inland Barges
350,000	Labor Ready (a)	8,089
	Temporary Manual Labor
196,000	American Reprographics (a)	6,035
	Document Management & Logistics
89,000	G&K Services	3,516
	Uniform Rental
		26,497
	> Construction 1.0%
204,050	Florida Rock	13,773
	Aggregates & Concrete
100,000	Simpson Manufacturing	3,374
	Wall Joint Maker
		17,147
	> Outsourcing Services 1.0%
350,000	Quanta Services (a)	10,734
	Electrical & Telecom Construction Services

Number of Shares		Value (000)
175,000	Administaff	$5,861
	Professional Employer Organization
		16,595
	> Industrial Distribution 0.6%
225,000	Interline Brands (a)	5,868
	Industrial Distribution
70,000	Watsco	3,808
	HVAC Distribution
		9,676
	> Waste Management 0.5%
280,875	Waste Connections (a)	8,494
	Solid Waste Management
		8,494
	> Industrial Materials & Specialty Chemicals 0.3%
155,000	Drew Industries (a)	5,137
	RV & Manufactured Home Components
		5,137
Industrial Goods & Services: Total		238,358
Health Care 11.8%
	> Biotechnology & Drug Delivery 4.4%
885,000	PDL BioPharma (a)	20,620
	Proprietary Monoclonal Antibodies
692,400	BioMarin (a)	12,422
	Biotech Focused on Orphan Diseases
580,000	Nektar Therapeutics (a)	5,504
	Drug Delivery Technologies
3,690,300	Medicure (a)	4,982
738,060	Medicure - Warrants (a)(c)	443
	Cardiovascular Biotech Company
125,000	Myriad Genetics (a)	4,649
	Drugs/Diagnostics Hybrid
1,135,000	Decode Genetics (a)	4,239
	Drugs for Heart Attack, Asthma & Vascular Disease
204,400	Medarex (a)	2,921
	Humanized Antibodies
650,000	La Jolla Pharmaceutical (a)	2,912
	Lupus Treatment
244,094	Array Biopharma (a)	2,849
	Drugs for Cancer & Inflammatory Diseases
248,600	Arena Pharmaceuticals (a)	2,732
	Novel Drug Targeting Technology
500,000	IsoRay (a)	2,520
100,000	IsoRay - Warrants (a)(c)	114
	Radiology Cancer Company
251,400	Seattle Genetics (a)	2,466
	Antibody-based Therapies for Cancer
271,590	Neurogen (a)	1,803
	Development-stage Biotech Focused on Neurology
450,000	Genitope (a)	1,737
	Cancer Vaccine
220,000	Pharmacopeia (a)	1,221
	Biotech Company with Broad Early-stage Pipeline
273,500	Nuvelo (a)	744
	Development-stage Biotech Focused on Cardiovascular/Cancer

47

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
375,000	Locus Discovery, Series D, Pfd. (a)(c)	$109
193,288	Locus Discovery, Series B, Pfd. (a)(c)	56
	High Throughput Rational Drug Design
18,181	Metabolex (a)(c)	64
	Diabetes Drug Development
		75,107
	> Medical Equipment & Devices 2.2%
577,400	Edwards Lifesciences (a)	28,489
	Heart Valves
105,000	Vital Signs	5,833
	Anesthesia, Respiratory & Sleep Products
94,171	Advanced Medical Optics (a)	3,284
	Medical Devices for Eye Care
		37,606
	> Health Care Services 2.2%
291,800	Lincare Holdings (a)	11,628
	Home Health Care Services
210,000	LCA-Vision	9,925
	Lasik Surgery Centers
470,000	PSS World Medical (a)	8,563
	Medical Supplies
137,000	Charles River Laboratories (a)	7,072
	Pharmaceutical Research
		37,188
	> Pharmaceuticals 1.6%
250,000	Medicis Pharmaceutical	7,635
	Specialty Pharmaceuticals-dermatology
270,000	MGI Pharma (a)	6,040
	Specialty Pharmaceuticals for Oncology & Acute Care
790,000	QLT (a)	5,846
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
300,000	Collagenex Pharmaceuticals (a)	3,720
	Specialty Pharmaceuticals-dermatology
505,000	Barrier Therapeutics (a)	3,283
	Specialty Pharmaceuticals for Dermatology
		26,524
	> Medical Supplies 1.4%
270,700	ICU Medical (a)	11,624
	Intravenous Therapy Products
158,300	Techne (a)	9,056
	Cytokines, Antibodies & other Reagents for Life Science
104,000	Arrow International	3,981
	Disposable Catheters
		24,661
Health Care: Total		201,086
Finance 8.8%
	> Finance Companies 3.2%
1,121,500	AmeriCredit (a)	29,776
	Auto Lending
482,900	World Acceptance (a)	20,634
	Personal Loans
130,000	McGrath Rentcorp	4,380
	Temporary Space & IT Rentals
		54,790

Number of Shares		Value (000)
	> Insurance 2.7%
714,500	HCC Insurance Holdings	$23,872
	Specialty Insurance
14,000	Markel (a)	6,784
	Specialty Insurance
105,000	Philadelphia Consolidated Holding (a)	4,389
	Specialty Insurance
87,000	Delphi Financial Group	3,638
	Group Employee Benefit Products & Services
75,000	Endurance Specialty Holdings	3,003
	Commercial Lines Insurance/Reinsurance
177,743	Eastern Insurance Holdings	2,824
	Workers Comp & Specialty Insurance
91,000	United America Indemnity (a)	2,263
	Specialty Insurance
		46,773
	> Banks 2.5%
212,756	Chittenden	7,436
	New England Bank
239,500	TCF Financial	6,658
	Great Lakes Bank
308,000	Pacific Continental	4,989
	Niche Pacific N.W. Bank
145,000	Greene County Bancshares	4,533
	Tennessee Bank
215,000	First Busey	4,298
	Illinois Bank
105,000	MB Financial	3,648
	Chicago Bank
94,000	Associated Banc-Corp	3,074
	Midwest Bank
125,000	Lakeland Financial	2,659
	Indiana Bank
114,777	Glacier Bancorp	2,336
	Mountain States Bank
75,000	Old Second Bancorp	2,187
	Illinois Bank
20,000	First Financial Bankshares	776
	West Texas Bank
31,500	West Bancorporation	503
	Des Moines Commercial Bank
		43,097
	> Savings & Loans 0.4%
168,000	People's United	2,979
	Connecticut Savings & Loan
111,400	Anchor Bancorp Wisconsin	2,917
	Wisconsin Thrift
		5,896
Finance: Total		150,556
Energy & Minerals 7.8%
	> Oil Services 4.3%
401,700	FMC Technologies (a)	31,823
	Oil & Gas Well Head Manufacturer

48

Number of Shares		Value (000)
	> Oil Services—continued
367,000	Atwood Oceanics (a)	$25,184
	Offshore Drilling Contractor
355,000	Hanover Compressor (a)	8,467
	Natural Gas Compressor Rental & Fabrication
95,000	Tesco (a)	2,997
	Developing New Well Drilling Technologies
67,500	CARBO Ceramics	2,957
	Natural Gas Well Stimulants
71,000	Tetra Technologies (a)	2,002
	U.S.-based Services Company with Life of Field Approach
11,000	Key Energy Services (a)	204
	Well Workover Services
		73,634
	> Oil & Gas Producers 2.8%
525,000	Quicksilver Resources (a)	23,404
	Natural Gas & Coal Seam Gas Producer
208,400	Southwestern Energy (a)	9,274
	Oil & Gas Producer
111,200	Equitable Resources	5,511
	Natural Gas Producer & Utility
120,000	Carrizo Oil & Gas (a)	4,976
	Explores for Natural Gas & Crude Oil
450,000	Vaalco Energy (a)	2,174
	Oil & Gas Producer
47,000	St. Mary Land & Exploration	1,721
	Oil & Gas Producer
		47,060
	> Other Resources 0.5%
218,000	Layne Christensen (a)	8,927
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		8,927
	> Oil Refining, Marketing & Distribution 0.2%
50,250	Oneok	2,533
	Natural Gas Distribution, Pipeline Processing & Trading
		2,533
Energy & Minerals: Total		132,154
Other Industries 2.5%
	> Real Estate 1.8%
560,000	DiamondRock Hospitality	10,685
	Hotel Owner
350,000	Highland Hospitality	6,720
	Hotel Owner
77,500	Gaylord Entertainment (a)	4,157
	Convention Hotels
100,000	Digital Realty Trust	3,768
	Technology-focused Office Buildings
150,000	Kite Realty Group	2,853
	Community Shopping Centers
90,000	American Campus Communities	2,546
	Student Housing
		30,729

Number of Shares or Principal Amount (000)		Value (000)
	> Transportation 0.5%
524,720	Heartland Express	$8,553
	Regional Trucker
		8,553
	> Regulated Utilities 0.2%
97,500	Northeast Utilities	2,765
	Regulated Electric Utility
		2,765
Other Industries: Total		42,047
Total Equities: 96.2% (Cost: $1,132,404)		1,639,563
Short-Term Obligations 5.3%
$8,700	Pasa Funding (d) 5.31% Due 7/03/07	8,697
8,700	World Omni Vehicle Leasing (d) 5.30% Due 7/06/07	8,693
8,600	Times Square Funding (d) 5.30% Due 7/02/07	8,599
8,600	Transamerica Asset (d) 5.40% Due 7/02/07	8,599
8,600	Morrigan TRR (d) 5.23% Due 7/05/07	8,595
8,600	Morrigan TRR (d) 5.34% Due 7/09/07	8,590
8,600	Natixis (d) 5.33% Due 7/10/07	8,588
8,500	Abbey National 5.29% Due 7/02/07	8,499
8,500	Erste Finance LLC (d) 5.32% Due 7/02/07	8,499
8,500	Mica Funding LLC 5 (d) 5.32% Due 7/02/07	8,499
4,154	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value $4,238 (repurchase proceeds $4,156)	4,154
	(Amortized Cost: $90,012)	90,012
Total Investments: 101.5% (Cost: $1,222,416)(e)		1,729,575
Cash and Other Assets Less Liabilities: (1.5)%		(26,037)
Total Net Assets: 100%		$1,703,538

49

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the six months ended June 30, 2007, are as follows:

Affiliate	Balance of Shares Held 12/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/2007	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$6,123	$-

  The aggregate cost and value of this company at June 30, 2007, was $3,130 and $6,123, respectively. Investments in affiliate companies represented 0.4% of total net assets at June 30, 2007.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, are valued in good faith by the Board of Trustees. At June 30, 2007, these securities had an aggregate value of $786 which represented 0.05% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Discovery, Series D, Pfd.	9/5/01	375,000	$1,500	$109
Locus Discovery, Series B, Pfd.	2/8/07	193,288	56	56
Metabolex, Series F	5/11/00	18,181	2,000	64
IsoRay Warrants	3/21/07	100,000	-	114
Medicure Warrants	12/22/06	738,060	-	443
			$3,556	$786

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2007, these securities amounted to $77,359, which represented 4.5% of net assets.

(e)  At June 30, 2007, for federal income tax purposes cost of investments was $1,222,416 and net unrealized appreciation was $507,159 consisting of gross unrealized appreciation of $551,801 and gross unrealized depreciation of $44,642.

50

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/07	06/30/07
Additions
Europe
> Switzerland
Geberit	2,400	24,000
Kuehne & Nagel	49,000	70,000
Synthes	50,500	57,000
> Netherlands
Fugro	60,000	125,634
SBM Offshore	0	60,000
Stork	0	79,000
Wavin	0	44,936
> Ireland
CRH	140,000	146,737
United Drug	710,733	751,000
> United Kingdom
Informa Group	0	170,000
Intertek Testing	0	71,700
Smith & Nephew	441,000	535,000
> Austria
Zumtobel	172,500	189,500
> Greece
Intralot	60,000	130,000
Asia
> Japan
Hoya	140,000	153,000
Kansai Paint	280,000	540,000
Nintendo	21,500	29,700
> Hong Kong
Hong Kong Exchanges and Clearing	405,000	500,000
Other Countries
> United States
Atwood Oceanics	97,500	100,000

	Number of Shares
	03/31/07	06/30/07
Sales
Europe
> Ireland
Anglo Irish Bank	160,000	0
Bank of Ireland	240,000	65,000
C&C Group	100,800	24,700
Ryanair	85,000	0
> United Kingdom
Northern Rock	215,000	0
Paragon Group	310,000	0
> Spain
Red Electrica de Espana	90,000	85,000
> Italy
Banca Italease	30,000	0
Asia
> Japan
Daito Trust Construction	68,000	43,000
USS	40,000	32,000

51

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2007

Number of Shares		Value (000)
		Equities: 91.7%
Europe 51.4%
	> Switzerland 12.0%
57,000	Synthes	$6,841
	Products for Orthopedic Surgery
70,000	Kuehne & Nagel	6,447
	Freight Forwarding/Logistics
16,500	Nobel Biocare Holding	5,388
	Dental Implants & Ceramic Crowns
24,000	Geberit	4,095
	Plumbing Supplies
7,500	Swatch Group	2,130
	Watch & Electronics Manufacturer
26,000	Schindler	1,724
	Elevator Manufacturer & Service Provider
		26,625
	> Netherlands 10.0%
125,634	Fugro	7,973
	Oilfield Services
79,000	Stork	5,128
	Industrial Services & Food Processing Equipment
117,633	Aalberts Industries	3,230
	Flow Control & Heat Treatment
60,000	SBM Offshore	2,287
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
34,723	USG People	1,631
	Temporary Staffing Services
44,936	Wavin	1,081
	Largest European Plastic Pipe Systems Company
23,100	Boskalis Westminster	919
	Dredging & Maritime Contractor
		22,249
	> Ireland 7.3%
146,737	CRH	7,242
	Global Building Materials
751,000	United Drug	4,101
	Irish Pharmaceutical Wholesaler & Outsourcer
150,000	IAWS Group	3,142
	Baked Goods
65,000	Bank of Ireland	1,317
	Irish Commercial Bank
24,700	C&C Group	331
	Beverage Company
		16,133
	> United Kingdom 4.5%
535,000	Smith & Nephew	6,620
	Medical Equipment & Supplies
170,000	Informa Group	1,890
	Global Publisher & Event Organizer
71,700	Intertek Testing	1,406
	Testing, Inspection, Certification Services
		9,916
	> Germany 3.5%
40,000	Wincor Nixdorf	3,708
	Retail POS Systems & ATM Machines
1,250	Porsche	2,225
	Specialty Automobile Manufacturer

Number of Shares		Value (000)
17,000	Deutsche Boerse	$1,926
	Trading, Clearing, Settlement Services for Financial Markets
		7,859
	> Austria 3.2%
189,500	Zumtobel (a)	7,069
	Lighting Systems
		7,069
	> France 2.9%
300,000	SES Global	6,466
	Satellite Broadcasting Services
		6,466
	> Sweden 2.7%
318,000	Hexagon	6,098
	Measurement Equipment & Polymers
		6,098
	> Greece 1.9%
130,000	Intralot	4,188
	Lottery & Gaming Systems & Services
		4,188
	> Spain 1.8%
85,000	Red Electrica de Espana	3,983
	Spanish Power Grid
		3,983
	> Denmark 1.6%
31,000	Novozymes	3,593
	Industrial Enzymes
		3,593
Europe: Total		114,179
Asia 28.4%
	> Japan 23.4%
29,700	Nintendo	10,847
	Entertainment Software & Hardware
6,700	Jupiter Telecommunications (a)	5,525
	Largest Cable Service Provider in Japan
153,000	Hoya	5,064
	Opto-electrical Components & Eyeglass Lenses
2,700	Kenedix	5,022
	Real Estate Investment Management
77,000	Ibiden	4,958
	Electronic Parts & Ceramics
160,000	Aeon Mall	4,908
	Suburban Shopping Mall Developer, Owner & Operator
540,000	Kansai Paint	4,717
	Paint Producer in Japan, India, China & Southeast Asia
143,700	JSR	3,461
	Films & Chemicals for LCD Screens & Electronics
43,000	Daito Trust Construction	2,046
	Apartment Builder
32,000	USS	2,037
	Used Car Auctioneer
85,000	Ushio	1,883
	Industrial Light Sources

52

Number of Shares		Value (000)
	> Japan—continued
138,000	Park24	$1,385
	Parking Lot Operator
		51,853
	> Hong Kong 3.2%
500,000	Hong Kong Exchanges and Clearing	7,074
	Hong Kong Equity & Derivatives Market Operator
		7,074
	> Singapore 1.8%
630,000	Singapore Exchange	4,024
	Singapore Equity & Derivatives Market Operator
		4,024
Asia: Total		62,951
Other Countries 11.9%
	> Canada 4.8%
90,000	Potash Corp. of Saskatchewan	7,017
	World's Largest Producer of Potash
174,400	RONA (a)	3,643
	Leading Canadian Do-it-yourself Retailer
		10,660
	> South Africa 4.0%
151,300	Impala Platinum Holdings	4,587
	Platinum Group Metals Mining & Refining
165,000	Naspers	4,227
	Media & Education in Africa & Other Emerging Markets
		8,814
	> United States 3.1%
100,000	Atwood Oceanics (a)	6,862
	Offshore Drilling Contractor
		6,862
Other Countries: Total		26,336
Total Equities: 91.7% (Cost: $156,119)		203,466

Principal Amount (000)		Value (000)
Short-Term Obligation 7.4%
$16,495	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value $16,825 (repurchase proceeds $16,502)	$16,495
	(Amortized Cost: $16,495)	16,495
Total Investments: 99.1% (Cost: $172,614)(b)(c)		219,961
Cash and Other Assets Less Liabilities: 0.9%		2,031
Total Net Assets: 100%		$221,992

53

Columbia Acorn International Select Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (in thousands)

(a)  Non-income producing security.

(b)  At June 30, 2007, for federal income tax purposes cost of investments was $172,614 and net unrealized appreciation was $47,347 consisting of gross unrealized appreciation of $51,104 and gross unrealized depreciation of $3,757.

(c)  On June 30, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro	$67,946	30.6%
Japanese Yen	51,853	23.4
US Dollar	30,374	13.7
Swiss Franc	26,625	12.0
Other currencies less than 5% of total net assets	43,163	19.4
	$219,961	99.1%

54

Columbia Acorn International Select

Portfolio Diversification

At June 30, 2007, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Conglomerates	$19,414	8.8%
Construction	13,383	6.0
Specialty Chemicals	12,852	5.8
Other Industrial Services	9,577	4.3
Electrical Components	8,952	4.0
Outsourcing Services	1,631	0.7
	65,809	29.6
> Information
Financial Processors	13,024	5.9
Domestic Consumer Software	10,847	4.9
Satellite Broadcasting	6,466	2.9
Cable Television	5,525	2.5
Semiconductors & Related Equipment	5,064	2.3
Television Broadcasting	4,227	1.9
Computer Hardware & Related Equipment	3,708	1.7
Publishing	1,890	0.8
	50,751	22.9
> Energy & Minerals
Oil/Gas Producers	18,041	8.1
Mining	11,604	5.3
	29,645	13.4

	Value (000)	Percent
> Consumer Goods & Services
Retail	$8,551	3.8
Durable Goods	4,355	2.0
Casinos	4,188	1.9
Food	3,473	1.6
Consumer Goods Distribution	2,037	0.9
Consumer Services	1,385	0.6
	23,989	10.8
> Health Care
Medical Equipment	18,849	8.5
Pharmaceuticals	4,101	1.8
	22,950	10.3
> Other Industries
Real Estate	5,022	2.3
Regulated Utilities	3,983	1.8
	9,005	4.1
> Finance
Banks	1,317	0.6
	1,317	0.6
Total Equities:	203,466	91.7
Short-Term Obligations:	16,495	7.4
Total Investments:	219,961	99.1
Cash and Other Assets Less Liabilities:	2,031	0.9
Net Assets:	$221,992	100.0%

55

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/07	06/30/07
Additions
Consumer Goods & Services
Chico's FAS	1,811,000	2,000,000
Hertz	1,750,000	2,000,000
Information
Globalstar	3,514,300	6,000,000
Liberty Global Series C	2,963,800	3,000,000
Sanmina-SCI	11,000,000	16,021,480
Tellabs	11,300,000	13,757,500
Energy & Minerals
Atwood Oceanics	400,000	500,000
Tetra Technologies	0	2,000,000
Finance
Conseco	5,800,000	6,550,000
Janus Capital Group	3,450,000	4,050,000
Montpelier Re	1,000,000	2,000,000
Industrial Goods & Services
American Commercial Lines	0	2,068,400
Worthington Industries	2,250,000	2,350,000
Other Industries
JB Hunt Transport Services	0	1,000,000

	Number of Shares
	03/31/07	06/30/07
Sales
Consumer Goods & Services
ITT Educational Services	1,475,000	1,300,000
Weight Watchers International	238,200	0
Finance
Nuveen Investments	975,000	0
Industrial Goods & Services
Quanta Services	3,030,000	2,700,000

56

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2007

Number of Shares		Value (000)
		Equities: 89.7%
Consumer Goods & Services 26.5%
	> Retail 10.6%
3,550,000	Safeway	$120,806
	Supermarkets
1,650,000	Abercrombie & Fitch	120,417
	Teen Apparel Retailer
850,000	Costco Wholesale	49,742
	Warehouse Superstores
2,000,000	Chico's FAS (a)	48,680
	Women's Specialty Retail
		339,645
	> Other Consumer Services 6.0%
1,300,000	ITT Educational Services (a)	152,594
	Post-secondary Degree Programs
1,500,000	Universal Technical Institute (a)(b)	38,085
	Vocational Training
		190,679
	> Travel 4.9%
3,550,000	Expedia (a)	103,979
	Online Travel Services Company
2,000,000	Hertz (a)	53,140
	Largest U.S. Rental Car Operator
		157,119
	> Leisure Products 2.7%
800,000	Harley-Davidson	47,688
	Motorcycles & Related Merchandise
750,000	International Speedway	39,533
	Largest Motorsports Racetrack Owner & Operator
		87,221
	> Apparel 2.3%
1,550,000	Coach (a)	73,455
	Designer & Retailer of Branded Leather Accessories
		73,455
Consumer Goods & Services: Total		848,119
Information 25.6%
	> CATV 6.6%
3,000,000	Liberty Global Series C (a)	117,900
600,000	Liberty Global Series A (a)	24,624
	Cable TV Franchises Outside the USA
3,000,000	Discovery Holding (a)	68,970
	CATV Programming
		211,494
	> Mobile Communications 4.9%
2,300,000	American Tower (a)	96,600
	Communications Towers in USA & Mexico
6,000,000	Globalstar (a)(b)	62,100
	Satellite Mobile Voice & Data Carrier
		158,700
	> Telecommunications Equipment 4.6%
13,757,500	Tellabs (a)	148,031
	Telecommunications Equipment
		148,031

Number of Shares		Value (000)
	> Business Software 4.2%
2,350,000	Avid Technology (a)(b)	$83,072
	Digital Nonlinear Editing Software & Systems
6,500,000	Novell (a)	50,635
	Directory, Operating System & Identity Management Software
		133,707
	> Internet Related 2.8%
9,600,000	SkillSoft (a)(b)	89,184
	Web-based Learning Solutions (E-Learning)
		89,184
	> Contract Manufacturing 1.6%
16,021,480	Sanmina-SCI (a)	50,147
	Electronic Manufacturing Services
		50,147
	> Semiconductors & Related Equipment 0.8%
2,700,000	Canadian Solar (a)(b)	25,380
	Solar Cell & Module Manufacturer
		25,380
	> Computer Services 0.1%
1,367,000	AnswerThink (a)	4,949
	IT Integration & Best Practice Research
		4,949
Information: Total		821,592
Energy & Minerals 14.1%
	> Mining 9.8%
15,666,000	Uranium One (South Africa) (a)	199,566
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
1,440,000	Potash Corp. of Saskatchewan (Canada)	112,277
	World's Largest Producer of Potash
		311,843
	> Oil Services 4.3%
2,000,000	Tetra Technologies (a)	56,400
	U.S. Based Service Company with Life of Field Approach
600,000	FMC Technologies (a)	47,532
	Oil & Gas Well Head Manufacturer
500,000	Atwood Oceanics (a)	34,310
	Offshore Drilling Contractor
		138,242
Energy & Minerals: Total		450,085
Finance 12.0%
	> Insurance 7.1%
6,550,000	Conseco (a)	136,829
	Life, Long-term Care & Medical Supplement Insurance
112,000	Markel (a)	54,271
	Specialty Insurance
2,000,000	Montpelier Re	37,080
	Commercial Lines Insurance/Reinsurance
		228,180

57

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares or Principal Amount (000)		Value (000)
	> Brokerage & Money Management 4.9%
4,050,000	Janus Capital Group	$112,752
	Manages Mutual Funds
1,500,000	SEI Investments	43,560
	Mutual Fund Administration & Investment Management
		156,312
Finance: Total		384,492
Industrial Goods & Services 9.5%
	> Other Industrial Services 3.5%
1,425,000	Expeditors International of Washington	58,852
	International Freight Forwarder
2,068,400	American Commercial Lines (a)	53,882
	Operator of Inland Barges/Builder of Inland Barges
		112,734
	> Outsourcing Services 2.6%
2,700,000	Quanta Services (a)	82,809
	Electrical & Telecom Construction Services
		82,809
	> Waste Management 1.8%
1,500,000	Waste Management	58,575
	U.S. Garbage Collection & Disposal
		58,575
	> Steel 1.6%
2,350,000	Worthington Industries	50,878
	Steel Processing & Manufactured Metal Products
		50,878
Industrial Goods & Services: Total		304,996
Health Care 1.1%
	> Health Care Services 1.1%
910,000	Lincare Holdings (a)	36,263
	Home Health Care Services
		36,263
Health Care: Total		36,263
Other Industries 0.9%
	> Transportation 0.9%
1,000,000	JB Hunt Transport Services	29,320
	Truck & Intermodal Carrier
		29,320
Other Industries: Total		29,320
Total Equities: 89.7% (Cost: $1,841,270)		2,874,867
Short-Term Obligations 10.0%
$15,900	Natixis (c) 5.33% Due 7/11/07	15,876
15,900	Giro Balanced Funding (c) 5.30% Due 7/20/07	15,856

Principal Amount (000)		Value (000)
$15,900	Old Court Funding (c) 5.35% Due 7/26/07	$15,841
15,900	Keel Capital (c) 5.30% Due 7/27/07	15,839
15,800	Ebury Finance Ltd. (c) 5.30% Due 7/5/07	15,791
15,800	World Omni Vehicle Leasing (c) 5.30% Due 7/24/07	15,747
15,700	Anglesea Funding (c) 5.29% Due 7/2/07	15,698
15,700	Mainsail II Ltd. (c) 5.28% Due 7/3/07	15,695
15,700	Austra (c) 5.28% Due 7/6/07	15,688
15,700	White Point Funding (c) 5.32% Due 7/18/07	15,661
15,700	Hannover Funding (c) 5.30% Due 7/19/07	15,658
15,700	Coast Asset (c) 5.31% Due 7/23/07	15,649
15,700	Liberty Street Funding (c) 5.33% Due 7/25/07	15,644
15,600	Whistlejacket Capital (c) 5.29% Due 7/9/07	15,582
15,500	Mica Funding LLC (c) 5.34% Due 7/13/07	15,472
15,400	TSL USA (c) 5.30% Due 7/10/07	15,380
15,400	La Fayette Asset Securitization LLC (c) 5.28% Due 7/11/07	15,377
15,300	Bavaria (c) 5.31% Due 7/12/07	15,275
15,000	Morrigan TRR (c) 5.34% Due 7/16/07	14,967
15,000	Manhattan Asset Funding (c) 5.29% Due 7/17/07	14,965
9,916	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/2/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value of $10,118 (repurchase proceeds $9,920)	9,916
	(Amortized Cost: $321,577)	321,577
Total Investments: 99.7% (Cost: $2,162,847)(d)		3,196,444
Cash and Other Assets Less Liabilities: 0.3%		9,698
Total Net Assets: 100%		$3,206,142

58

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/07	Value	Dividend
Avid Technology	2,200,000	150,000	-	2,350,000	$83,073	$-
Canadian Solar	550,000	2,150,000	-	2,700,000	25,380	-
Globalstar	1,600,000	4,400,000	-	6,000,000	62,100	-
SkillSoft	9,600,000	-	-	9,600,000	89,184	-
Universal Technical Institute	1,350,000	150,000	-	1,500,000	38,085	-
UrAsia Energy (merged into Uranium One)*	30,050,000	2,000,000	32,050,000	-	-	-
TOTAL OF AFFILIATED TRANSACTIONS	45,350,000	8,850,000	32,050,000	22,150,000	$297,822	$-

*  At June 30, 2007, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2007, was $226,635 and $297,822, respectively. Investments in affiliate companies represented 9.3% of total net assets at June 30, 2007.

(c)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified instutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2007, these securities had an aggregate value of $311,661, which represented 9.7% of net assets.

(d)  At June 30, 2007 for federal income tax purposes cost of investments was $2,162,847 and net unrealized appreciation was $1,033,597 consisting of gross unrealized appreciation of $1,078,817 and gross unrealized depreciation of $45,220.

59

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2007

Number of Shares or Principal Amount (000)		Value (000)
	> Bond Funds: 65.0%
6,761,238	Columbia Intermediate Bond Fund, Class Z	$58,688
3,449,983	Columbia Federal Securities Fund, Class Z	35,190
2,788,437	Columbia Conservative High Yield Fund, Class Z	23,088
Total Bond Funds (Cost: $118,839)		116,966
	> Stock Funds: 34.8%
1,026,125	Columbia LargeCap Enhanced Core Fund, Class Z	15,659
833,310	Columbia Dividend Income Fund, Class Z	12,591
205,779	Columbia Acorn International, Class Z	9,429
287,018	Columbia Acorn Fund, Class Z	9,403
432,063	Columbia Marsico Growth Fund, Class Z	9,367
203,678	Columbia Acorn Select, Class Z	6,285
Total Stock Funds (Cost: $52,596)		62,734
Short-Term Obligation: 0.4%
$642	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11 market value of $660 (repurchase proceeds $642)	642
	(Cost: $642)	642
Total Investments: 100.2% (Cost: $172,077)(a)		180,342
Cash and Other Assets Less Liabilities: (0.2)%		(313)
Total Net Assets: 100%		$180,029

> Notes to Statement of Investments (in thousands)

(a)  At June 30, 2007, for federal income tax purposes cost of investments was $172,077 and net unrealized appreciation was $8,265, consisting of gross unrealized appreciation of $10,274 and gross unrealized depreciation of $2,009.

60

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61

Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2007	Columbia Acorn Fund	Columbia Acorn International		Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,996,498	$3,298,899		$1,219,286	$172,614		$1,936,212		$—
Affiliated investments, at cost (See Note 4)	2,646,859	102,622		3,130	—		226,635		172,077
Unaffiliated investments, at value	$16,693,498	$5,306,474		$1,723,452	$219,961		$2,898,622		$—
Affiliated investments, at value (See Note 4)	4,477,872	107,652		6,123	—		297,822		180,342
Cash	1,039	—	*	1,796	1		—	*	—	*
Foreign currency (cost: Columbia Acorn Fund $8,676; Columbia Acorn International $20,729; Columbia Acorn International Select $168)	8,694	20,858		—	168		—		—
Receivable for:
Investments sold	127,912	30,366		13,231	1,817		—		—
Fund shares sold	30,087	7,954		3,218	379		25,903		114
Dividends and interest	8,693	4,985		461	110		398		—	*
Foreign tax reclaims	606	1,183		—	59		—		—
Deferred Trustees' Compensation Investments	2,770	756		205	—		—		—
Expense Reimbursement due from Investment Adviser	—	—		—	—		—		50
Other assets	—	—		—	—		8		—
Total Assets	21,351,171	5,480,228		1,748,486	222,495		3,222,753		180,506
Liabilities:
Payable for:
Investments purchased	82,437	13,814		12,022	—		9,496		—
Fund shares redeemed	15,776	1,983		30,937	204		3,578		230
Management fee	11,164	3,337		1,230	166		2,020		15
Administration fee	695	174		57	7		102		6
12b-1 Service & Distribution fees	3,044	267		143	22		572		75
Reports to shareholders	1,568	350		154	36		331		65
Deferred Trustees' fees	2,770	756		205	26		183		22
Transfer agent fees	1,840	161		152	6		290		51
Trustees' fees	112	9		8	—	*	1		—	*
Audit fee	43	42		22	21		22		11
Custody fees	231	175		5	4		16		—	*
Deferred foreign capital gains tax payable	—	392		—	—		—		—
Other liabilities	213	38		13	11		—		2
Total Liabilities	119,893	21,498		44,948	503		16,611		477
Net Assets	$21,231,278	$5,458,730		$1,703,538	$221,992		$3,206,142		$180,029
Composition of Net Assets:
Paid in capital	$11,951,843	$3,203,553		$1,134,839	$166,910		$2,138,388		$165,454
Undistributed (overdistributed) net investment income (Accumulated net investment loss)	20,675	4,898		1,551	547		(15,544)		2,903
Accumulated net realized gain	730,715	237,906		59,989	7,187		49,701		3,407
Net unrealized appreciation on:
Investments	8,528,013	2,012,605		507,159	47,347		1,033,597		8,265
Foreign capital gains tax	—	(392)		—	—		—		—
Foreign currency translations	32	160		—	1		—		—
Net Assets	$21,231,278	$5,458,730		$1,703,538	$221,992		$3,206,142		$180,029
Net asset value per share – Class A (a)	$31.94	$45.59		$30.37	$30.82		$30.35		$12.80
(Net assets/shares)	($4,632,464/145,034)	($495,307/10,864)		($265,857/8,754)	($36,156/1,173)		($1,240,930/40,885)		($51,470/4,020)
Maximum offering price per share – Class A (b)	$33.89	$48.37		$32.22	$32.70		$32.20		$13.58
(Net asset value per share/front- end sales charge)	($31.94/0.9425)	($45.59/0.9425)		($30.37/0.9425)	($30.82/0.9425)		($30.35/0.9425)		($12.80/0.9425)
Net asset value and offering price per share – Class B (a)	$30.47	$44.69		$29.02	$29.74		$29.03		$12.84
(Net assets/shares)	($1,440,071/47,265)	($103,314/2,311)		($63,927/2,203)	($10,892/366)		($231,739/7,983)		($69,096/5,383)
Net asset value and offering price per share – Class C (a)	$30.35	$44.61		$28.93	$29.68		$28.94		$12.82
(Net assets/shares)	($1,450,101/47,779)	($135,340/3,035)		($57,674/1,993)	($9,778/329)		($222,201/7,679)		($25,991/2,028)
Net asset value and offering price per share – Class Z (c)	$32.76	$45.82		$31.11	$31.12		$30.86		$12.77
(Net assets/shares)	($13,708,642/418,519)	($4,724,769/103,107)		($1,316,080/42,302)	($165,166/5,308)		($1,511,272/48,965)		($33,472/2,622)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more, the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

62

Columbia Acorn Family of Funds

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2007

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$96,782	$55,989	$8,785	$1,827	$4,355	$—
Dividend income from affiliates (See Note 4)	17,334	2,028	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	3,618
Interest income	29,275	7,691	1,985	328	5,967	20
	143,391	65,708	10,770	2,155	10,322	3,638
Foreign taxes withheld	(1,937)	(4,753)	— *	(123)	(22)	—
Total Investment Income	141,454	60,955	10,770	2,032	10,300	3,638
Expenses:
Management fee	64,166	18,550	7,160	915	10,678	92
Administration fee	3,856	931	320	37	513	35
12b-1 Service and Distribution fees:
Class A	5,431	495	328	37	1,354	68
Class B	5,328	366	241	39	839	264
Class C	6,984	583	282	41	977	134
Transfer agent fees:
Class A	1,498	158	91	13	408	46
Class B	1,069	90	58	11	203	63
Class C	688	60	30	6	116	24
Class Z	1,944	564	250	33	230	16
Custody fees	755	997	32	30	69	— *
Trustees' fees	367	74	30	15	155	18
Registration & blue sky fees	129	82	54	40	56	32
Reports to shareholders	1,381	355	167	43	318	71
Chief compliance officer expenses (See Note 4)	244	58	23	6	32	6
Other expenses	480	137	59	31	70	25
Total expenses	94,320	23,500	9,125	1,297	16,018	894
Less custody fees paid indirectly	(69)	(1)	(14)	— *	(45)	— *
Less reimbursement of expenses by Investment Adviser	—	—	—	—	—	(187)
Less reimbursement of expenses by Transfer Agent
Class A	(212)	(16)	(11)	(1)	(53)	(4)
Class B	(86)	(7)	(4)	(1)	(16)	(5)
Class C	(63)	(6)	(3)	(1)	(10)	(2)
Class Z	(376)	(27)	(48)	(1)	(21)	— *
Net Expenses	93,514	23,443	9,045	1,293	15,873	696
Net Investment Income (Loss)	47,940	37,512	1,725	739	(5,573)	2,942
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Unaffiliated investments	602,100	240,610	62,278	15,823	49,991	—
Affiliated investments (See Note 4)	131,455	(20)	—	—	—	4,235
Foreign currency transactions	(421)	(847)	—	(21)	(18)	—
Net realized gain on disposal of investments sold in error (See Note 8)	4	—	—	—	—	—
Net realized gain	733,138	239,743	62,278	15,802	49,973	4,235
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	1,050,397	387,043	86,603	5,277	360,688	—
Affiliated investments (See Note 4)	339,838	5,031	—	—	—	405
Foreign currency translations	10	109	—	(2)	69	—
Foreign capital gains tax	—	(392)	—	—	—	—
Net change in unrealized appreciation (depreciation)	1,390,245	391,791	86,603	5,275	360,757	405
Net realized and unrealized gain	2,123,383	631,534	148,881	21,077	410,730	4,640
Net Increase in Net Assets resulting from Operations	$2,171,323	$669,046	$150,606	$21,816	$405,157	$7,582

*  Rounds to less than $500.

See accompanying notes to financial statements.

63

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$47,940	$35,190	$37,512	$31,386	$1,725	$(3,110)
Net realized gain on investments and foreign currency transactions	733,138	1,611,966	239,743	392,116	62,278	46,861
Net realized gain on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	1,390,245	712,218	391,791	645,701	86,603	64,360
Net change in net unrealized appreciation (depreciation) on affiliated investments	—	—	—	—	—	—
Net Increase from Operations	2,171,323	2,359,374	669,046	1,069,203	150,606	108,111
Distributions to Shareholders From:
Net investment income – Class A	—	(5,394)	(61)	(2,223)	—	—
Net realized gain – Class A	(55,515)	(313,513)	(2,579)	(26,545)	(2,466)	(5,181)
Net investment income – Class B	—	—	— *	(141)	—	—
Net realized gain – Class B	(18,288)	(114,707)	(575)	(8,646)	(620)	(1,487)
Net investment income – Class C	—	—	— *	(63)	—	—
Net realized gain – Class C	(18,339)	(109,093)	(744)	(8,998)	(557)	(1,223)
Net investment income – Class Z	—	(48,532)	(12,297)	(44,617)	—	—
Net realized gain – Class Z	(160,345)	(916,129)	(25,155)	(342,510)	(12,016)	(25,202)
Total Distributions to Shareholders	(252,487)	(1,507,368)	(41,411)	(433,743)	(15,659)	(33,093)
Share Transactions:
Subscriptions – Class A	615,959	1,078,213	175,970	176,101	51,185	113,090
Distributions reinvested – Class A	50,288	288,002	2,412	25,843	2,159	4,383
Redemptions – Class A	(513,833)	(822,590)	(48,303)	(63,857)	(53,863)	(51,382)
Net Increase (Decrease) – Class A	152,414	543,625	130,079	138,087	(519)	66,091
Subscriptions – Class B	7,608	25,556	8,524	17,920	222	1,247
Distributions reinvested – Class B	16,730	104,566	526	8,016	566	1,351
Redemptions – Class B	(119,998)	(212,371)	(12,274)	(20,296)	(6,865)	(14,036)
Net Increase (Decrease) – Class B	(95,660)	(82,249)	(3,224)	5,640	(6,077)	(11,438)
Subscriptions – Class C	65,011	166,508	29,598	50,734	2,005	17,895
Distributions reinvested – Class C	14,519	86,726	555	6,707	476	1,038
Redemptions – Class C	(102,057)	(178,699)	(9,005)	(16,582)	(4,411)	(8,640)
Net Increase (Decrease) – Class C	(22,527)	74,535	21,148	40,859	(1,930)	10,293
Subscriptions – Class Z	1,051,261	1,754,910	497,235	707,961	117,188	371,430
Distributions reinvested – Class Z	137,592	824,254	26,711	279,893	10,953	22,838
Redemptions – Class Z	(855,764)	(1,413,279)	(184,352)	(357,229)	(131,252)	(175,498)
Net Increase (Decrease) – Class Z	333,089	1,165,885	339,594	630,625	(3,111)	218,770
Net Increase (Decrease) from Share Transactions	367,316	1,701,796	487,597	815,211	(11,637)	283,716
Redemption Fees	—	—	103	147	—	—
Total Increase (Decrease) in Net Assets	2,286,152	2,553,802	1,115,335	1,450,818	123,310	358,734
Net Assets:
Beginning of period	18,945,126	16,391,324	4,343,395	2,892,577	1,580,228	1,221,494
End of period	$21,231,278	$18,945,126	$5,458,730	$4,343,395	$1,703,538	$1,580,228
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$20,675	$(27,265)	$4,898	$(20,256)	$1,551	$(174)

*  Rounds to less than $500.

See accompanying notes to financial statements.

64

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$739	$361	$(5,573)	$(11,032)	$2,942	$6,358
Net realized gain on investments and foreign currency transactions	15,802	18,110	49,973	71,803	—	—
Net realized gain on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	4,235	11,669
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	5,275	20,770	360,757	287,875	—	—
Net change in net unrealized appreciation (depreciation) on affiliated investments	—	—	—	—	405	836
Net Increase from Operations	21,816	39,241	405,157	348,646	7,582	18,863
Distributions to Shareholders From:
Net investment income – Class A	(86)	(2)	—	(788)	(125)	(2,086)
Net realized gain – Class A	—	—	(7,498)	(20,503)	(1,184)	(3,300)
Net investment income – Class B	—	—	—	—	—	(2,114)
Net realized gain – Class B	—	—	(1,510)	(4,991)	(1,571)	(3,980)
Net investment income – Class C	—	— *	—	—	—	(753)
Net realized gain – Class C	—	—	(1,407)	(3,972)	(596)	(1,496)
Net investment income – Class Z	(782)	(196)	—	(1,614)	(163)	(1,223)
Net realized gain – Class Z	—	—	(8,765)	(19,241)	(760)	(1,585)
Total Distributions to Shareholders	(868)	(198)	(19,180)	(51,109)	(4,399)	(16,537)
Share Transactions:
Subscriptions – Class A	13,035	10,850	233,175	210,532	3,216	6,298
Distributions reinvested – Class A	78	2	6,845	19,667	1,205	4,887
Redemptions – Class A	(2,741)	(3,070)	(97,602)	(158,467)	(11,969)	(25,185)
Net Increase (Decrease) – Class A	10,372	7,782	142,418	71,732	(7,548)	(14,000)
Subscriptions – Class B	1,382	2,223	2,301	4,782	1,993	3,578
Distributions reinvested – Class B	—	—	1,343	4,452	1,445	5,496
Redemptions – Class B	(1,392)	(1,437)	(18,505)	(31,688)	(7,964)	(16,105)
Net Increase (Decrease) – Class B	(10)	786	(14,861)	(22,454)	(4,526)	(7,031)
Subscriptions – Class C	2,439	2,333	34,501	20,817	1,995	4,114
Distributions reinvested – Class C	—	— *	1,110	3,230	529	1,960
Redemptions – Class C	(617)	(924)	(14,166)	(22,947)	(4,352)	(7,323)
Net Increase (Decrease) – Class C	1,822	1,409	21,445	1,100	(1,828)	(1,249)
Subscriptions – Class Z	30,453	34,878	499,307	258,516	3,072	5,698
Distributions reinvested – Class Z	341	99	6,448	14,293	855	2,633
Redemptions – Class Z	(10,851)	(10,107)	(72,303)	(170,328)	(1,708)	(3,204)
Net Increase (Decrease) – Class Z	19,943	24,870	433,452	102,481	2,219	5,127
Net Increase (Decrease) from Share Transactions	32,127	34,847	582,454	152,859	(11,683)	(17,153)
Redemption Fees	19	9	—	—	—	—
Total Increase (Decrease) in Net Assets	53,094	73,899	968,431	450,396	(8,500)	(14,827)
Net Assets:
Beginning of period	168,898	94,999	2,237,711	1,787,315	188,529	203,356
End of period	$221,992	$168,898	$3,206,142	$2,237,711	$180,029	$188,529
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$547	$676	$(15,544)	$(9,971)	$2,903	$249

65

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Subscriptions – Class A	20,066	37,015	4,120	4,588	1,756	4,113
Shares issued in reinvestment and capital gains – Class A	1,551	9,911	53	673	70	156
Less shares redeemed – Class A	(16,739)	(28,264)	(1,131)	(1,723)	(1,835)	(1,877)
Net Increase (Decrease) – Class A	4,878	18,662	3,042	3,538	(9)	2,392
Subscriptions – Class B	260	909	203	482	8	47
Shares issued in reinvestment and capital gains – Class B	540	3,757	12	212	19	50
Less shares redeemed – Class B	(4,079)	(7,576)	(294)	(553)	(245)	(533)
Net Increase (Decrease) – Class B	(3,279)	(2,910)	(79)	141	(218)	(436)
Subscriptions – Class C	2,223	5,931	709	1,356	72	678
Shares issued in reinvestment and capital gains – Class C	471	3,123	13	178	16	39
Less shares redeemed – Class C	(3,486)	(6,396)	(214)	(455)	(158)	(328)
Net Increase (Decrease) – Class C	(792)	2,658	508	1,079	(70)	389
Subscriptions – Class Z	33,477	58,774	11,650	18,601	3,909	13,228
Shares issued in reinvestment and capital gains – Class Z	4,138	27,709	588	7,251	345	796
Less shares redeemed – Class Z	(27,249)	(47,499)	(4,294)	(9,331)	(4,324)	(6,302)
Net Increase (Decrease) – Class Z	10,366	38,984	7,944	16,521	(70)	7,722
Net Increase (Decrease) in Shares of Beneficial Interest	11,173	57,394	11,415	21,279	(367)	10,067

*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

66

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Subscriptions – Class A	447	446	8,142	8,645	249	492
Shares issued in reinvestment and capital gains – Class A	3	— *	222	777	93	390
Less shares redeemed – Class A	(94)	(131)	(3,412)	(6,607)	(931)	(1,960)
Net Increase (Decrease) – Class A	356	315	4,952	2,815	(589)	(1,078)
Subscriptions – Class B	49	97	85	207	154	279
Shares issued in reinvestment and capital gains – Class B	— *	— *	45	183	112	437
Less shares redeemed – Class B	(49)	(64)	(675)	(1,373)	(616)	(1,253)
Net Increase (Decrease) – Class B	—	33	(545)	(983)	(350)	(537)
Subscriptions – Class C	87	100	1,252	898	155	322
Shares issued in reinvestment and capital gains – Class C	—	— *	38	133	40	156
Less shares redeemed – Class C	(22)	(42)	(518)	(1,002)	(336)	(572)
Net Increase (Decrease) – Class C	65	58	772	29	(141)	(94)
Subscriptions – Class Z	1,040	1,448	17,043	10,565	239	442
Shares issued in reinvestment and capital gains – Class Z	11	5	206	559	66	210
Less shares redeemed – Class Z	(371)	(427)	(2,490)	(7,111)	(131)	(248)
Net Increase (Decrease) – Class Z	680	1,026	14,759	4,013	174	404
Net Increase (Decrease) in Shares of Beneficial Interest	1,101	1,432	19,938	5,874	(906)	(1,305)

67

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$29.71		$28.17		$26.45		$22.56		$15.50	$17.88
Income from Investment Operations
Net investment income (a)	0.11		0.13		0.15		0.04		0.03	0.02
Net realized and unrealized gain (loss)	3.33		3.92		3.28		4.78		7.05	(2.40)
Total from Investment Operations	3.44		4.05		3.43		4.82		7.08	(2.38)
Less Distributions Declared to Shareholders
From net investment income	—		(0.13)		(0.15)		(0.02)		—	—
From net realized gains	(0.39)		(2.38)		(1.56)		(0.91)		(0.02)	—
Total Distributions Declared to Shareholders	(0.39)		(2.51)		(1.71)		(0.93)		(0.02)	—
Net Asset Value, End of Period	$32.76		$29.71		$28.17		$26.45		$22.56	$15.50
Total Return (b)	11.55	%(c)(d)	14.45	%(c)	13.11	%(c)	21.51	%(c)	45.68%	(13.31)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.73	%(f)	0.74%		0.74%		0.81%		0.80%	0.82%
Net investment income (e)	0.67	%(f)	0.45%		0.57%		0.18%		0.17%	0.15%
Waiver/reimbursement	0.01	%(f)	0.01%		0.02%		0.02%		—	—
Portfolio turnover rate	10	%(d)	22%		16%		20%		10%	13%
Net assets at end of period (in millions)	$13,709		$12,128		$10,399		$8,689		$7,065	$4,022

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

Columbia Acorn International

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$40.31		$33.44		$29.03		$22.66		$15.40	$18.47
Income from Investment Operations
Net investment income (a)	0.34		0.35		0.34		0.25		0.21	0.14
Net realized and unrealized gain (loss)	5.54		10.94		5.87		6.37		7.13	(3.10)
Total from Investment Operations	5.88		11.29		6.21		6.62		7.34	(2.96)
Less Distributions Declared to Shareholders
From net investment income	(0.12)		(0.51)		(0.72)		(0.25)		(0.08)	(0.11)
From net realized gains	(0.25)		(3.91)		(1.08)		—		—	—
Total Distributions Declared to Shareholders	(0.37)		(4.42)		(1.80)		(0.25)		(0.08)	(0.11)
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—	—
Net Asset Value, End of Period	$45.82		$40.31		$33.44		$29.03		$22.66	$15.40
Total Return (c)	14.59	%(d)(e)	34.53	%(d)	21.81	%(d)	29.47	%(d)	47.80%	(16.10)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.90	%(g)	0.94%		0.99%		1.08%		1.05%	1.06%
Net investment income (f)	1.61	%(g)	0.92%		1.09%		1.01%		1.19%	0.80%
Waiver/reimbursement	0.00	%(g)(h)	0.01%		0.02%		0.02%		—	—
Portfolio turnover rate	16	%(e)	31%		27%		40%		40%	52%
Net assets at end of period (in millions)	$4,725		$3,836		$2,629		$1,919		$1,563	$1,241

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

68

Columbia Acorn USA

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$28.66		$27.03		$25.20		$21.01		$14.28	$17.52
Income from Investment Operations
Net investment income (loss) (a)	0.05		(0.02)		0.07		(0.15)		(0.13)	(0.10)
Net realized and unrealized gain (loss)	2.68		2.26		3.18		4.48		6.86	(3.14)
Total from Investment Operations	2.73		2.24		3.25		4.33		6.73	(3.24)
Less Distributions Declared to Shareholders
From net investment income	—		—		(0.05)		—		—	—
From net realized gains	(0.28)		(0.61)		(1.37)		(0.14)		—	—
Total Distributions Declared to Shareholders	(0.28)		(0.61)		(1.42)		(0.14)		—	—
Net Asset Value, End of Period	$31.11		$28.66		$27.03		$25.20		$21.01	$14.28
Total Return (b)	9.50	%(c)(d)	8.28	%(c)	12.98	%(c)	20.62	%(c)	47.13%	(18.49)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.97	%(f)	0.98%		1.01%		1.09%		1.11%	1.17%
Net investment income (loss) (e)	0.31	%(f)	(0.07)%		0.28%		(0.66)%		(0.72)%	(0.64)%
Waiver/reimbursement	0.01	%(f)	0.01%		0.01%		0.02%		—	—
Portfolio turnover rate	9	%(d)	13%		13%		18%		7%	31%
Net assets at end of period (in millions)	$1,316		$1,214		$937		$646		$502	$235

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

Columbia Acorn International Select

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$27.97		$20.57		$18.02		$14.58		$10.29	$12.09
Income from Investment Operations
Net investment income (a)	0.13		0.10		0.13		0.04		0.06	0.03
Net realized and unrealized gain (loss)	3.17		7.35		2.70		3.47		4.24	(1.83)
Total from Investment Operations	3.30		7.45		2.83		3.51		4.30	(1.80)
Less Distributions Declared to Shareholders
From net investment income	(0.15)		(0.05)		(0.28)		(0.07)		(0.01)	—
Redemption Fees
Redemption fees added to paid in capital	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	—	—
Net Asset Value, End of Period	$31.12		$27.97		$20.57		$18.02		$14.58	$10.29
Total Return (c)	11.80	%(e)(d)	36.27	%(d)	15.98	%(d)	24.14	%(d)	41.79%	(14.89)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.19	%(g)	1.27%		1.45%		1.45%		1.45%	1.45%
Net investment income (f)	0.89	%(g)	0.44%		0.72%		0.27%		0.56%	0.26%
Waiver/reimbursement	0.00	%(g)(h)	0.01%		0.04%		0.29%		0.42%	0.33%
Portfolio turnover rate	31	%(e)	47%		39%		73%		69%	102%
Net assets at end of period (in millions)	$165		$129		$74		$46		$34	$26

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

69

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$26.59		$22.77		$21.13		$18.20		$14.04	$15.23
Income from Investment Operations
Net investment loss (a)	(0.02)		(0.06)		(0.03)		(0.10)		(0.10)	(0.10)
Net realized and unrealized gain (loss)	4.48		4.51		2.35		3.47		4.39	(1.09)
Total from Investment Operations	4.46		4.45		2.32		3.37		4.29	(1.19)
Less Distributions Declared to Shareholders
From net investment income	—		(0.04)		—		—		—	—
From net realized gains	(0.19)		(0.59)		(0.68)		(0.44)		(0.13)	—
Total Distributions Declared to Shareholders	(0.19)		(0.63)		(0.68)		(0.44)		(0.13)	—
Net Asset Value, End of Period	$30.86		$26.59		$22.77		$21.13		$18.20	$14.04
Total Return (b)	16.76	%(c)(d)	19.68	%(c)	11.08	%(c)	18.58	%(c)	30.61%	(7.81	)%(c)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.92	%(f)	0.96%		0.99%		1.13%		1.12%	1.26%
Net investment loss (e)	(0.14	)%(f)	(0.26)%		(0.16)%		(0.52)%		(0.63)%	(0.67)%
Waiver/reimbursement	0.00	%(f)(g)	0.02%		0.03%		0.02%		—	0.01%
Portfolio turnover rate	7	%(d)	21%		19%		34%		16%	40%
Net assets at end of period (in millions)	$1,511		$909		$688		$445		$294	$93

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z	(Unaudited) Six months ended June 30,		Year ended December 31,								Inception September 25, 2002 through December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$12.57		$12.50		13.12		$12.31		$10.41		$10.00
Income from Investment Operations
Net investment income (a)	0.24		0.49		0.43		0.31		0.19		0.04
Net realized and unrealized gain	0.32		0.84		0.28		0.82		1.87		0.37
Total from Investment Operations	0.56		1.33		0.71		1.13		2.06		0.41
Less Distributions Declared to Shareholders
From net investment income	(0.06)		(0.54)		(0.42)		(0.29)		(0.16)		—
From net realized gains	(0.30)		(0.72)		(0.91)		(0.03)		(0.00	)(b)	—
Total Distributions Declared to Shareholders	(0.36)		(1.26)		(1.33)		(0.32)		(0.16)		—
Net Asset Value, End of Period	$12.77		$12.57		$12.50		$13.12		$12.31		$10.41
Total Return (c)(d)	4.43	%(e)	10.86%		5.50%		9.17%		19.79%		4.10	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.25	%(g)(h)	0.25	%(g)	0.25	%(g)	0.25	%(g)	0.38	%(g)	0.62	%(h)(i)
Net investment income	3.74	%(g)(h)	3.84	%(g)	3.28	%(g)	2.48	%(g)	1.64	%(g)	1.41	%(h)(i)
Waiver/reimbursement	0.15	%(h)	0.13%		0.11%		0.21%		0.88%		19.94	%(h)
Portfolio turnover rate	39	%(e)	66%		96%		67%		61%		11	%(e)
Net assets at end of period (in millions)	$33		$31		$26		$21		$14		$4

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

(i)  In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances the Fund maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 0.60% and 1.43%, respectively for the period ended December 31, 2002.

See accompanying notes to financial statements.

70

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund, excluding Columbia Thermostat Fund, is to seek long-term growth of capital. The investment objective of Columbia Thermostat Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

The Funds may issue an unlimited number of shares. The Funds currently offer four classes of shares: Class A, Class B, Class C and Class Z.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within 12 months of the time to purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B, Class C and Class Z shares that are redeemed within 60 days or less. See "Fund Policy on Trading of Fund Shares" as disclosed in the Funds' prospectuses for more information.

The financial highlights for Class A, Class B and Class C shares are presented in a separate semiannual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to Fund or class specific matters.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the underlying funds. A security traded on a securities exchange or in the over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximate fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the

71

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

>Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. All income, expenses (other than the Class A, Class B and Class C shares Rule 12b-1 service and distribution fees and Class A, Class B, Class C and Class Z shares transfer agent fees) and realized and unrealized gains (losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on

72

sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$102,167	$1,405,201
Columbia Acorn International	47,043	386,698
Columbia Acorn USA	—	33,093
Columbia Acorn International Select	198	—
Columbia Acorn Select	9,493	41,617
Columbia Thermostat Fund	7,031	9,506

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
2009	$1,517	*	$—
2010	506		6,126
2011	—		2,488
TOTAL	$2,023		$8,614

*Of these carryforwards, $2,023 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

The following capital loss carryforwards were utilized during the year ended December 31, 2006.

(in thousands)
Columbia Acorn USA	$506
Columbia Acorn International Select	16,995

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based in the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further guidance expected from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

4.  Transactions with Affiliates

Columbia WAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Effective August 1, 2007, under the Funds' investment advisory agreement, fees are accrued daily based on the Funds' average daily net assets and paid monthly to Columbia WAM at the annual rates shown in the table below for Columbia Acorn International Select:

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.940%
$500 million and over	0.900%

For all of the Funds, and prior to August 1, 2007, for Columbia Acorn International Select, for the period covered by this report as provided under the Funds' investment advisory agreement, fees were accrued daily based on the Funds' average daily net assets and paid monthly to Columbia WAM at the annual rates shown in the table below for each Fund.

73

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.190%
$100 million to $500 million	0.940%
$500 million and over	0.740%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million to $2 billion	0.840%
$2 billion to $3 billion	0.800%
$3 billion and over	0.700%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.850%
$700 million to $2 billion	0.800%
$2 billion to $3 billion	0.750%
$3 billion and over	0.700%

Columbia Acorn International Select

All Average Daily Net Assets	0.940%

Columbia Thermostat Fund

All Average Daily Net Assets	0.100%

For the six months ended June 30, 2007, the Funds' annualized investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.80%
Columbia Thermostat Fund	0.10%

>Expense limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average daily net assets for Columbia Acorn International Select Class Z shares and 1.35% of the average daily net assets for Columbia Acorn Select Class Z shares. This arrangement may be modified or terminated by either the Funds or Columbia WAM on 30 days notice.

Columbia WAM has agreed to contractually reimburse the ordinary operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average daily net assets of Columbia Thermostat Fund's Class Z shares through April 30, 2008.

Expenses reimbursed by Columbia WAM for Columbia Thermostat Fund for the six months ended June 30, 2007, were $186,952.

Columbia WAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.05%
$8 billion to $16 billion	0.04%
$16 billion and over	0.03%

For the six months ended June 30, 2007 each Fund's annualized effective administration fee rate was 0.04%. Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

Each Fund has adopted a Rule 12b-1 plan which requires it to pay CMDI a service and distribution fee on the net assets attributable to Class A, Class B and Class C shares.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $17.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses. During the period January 1, 2007, through March 31, 2007, a portion of these fees were contractually waived.

74

Expenses waived by the Transfer Agent for the six months ended June 30, 2007, were as follows:

(in thousands)
Columbia Acorn Fund	$737
Columbia Acorn International	56
Columbia Acorn USA	66
Columbia Acorn International Select	4
Columbia Acorn Select	100
Columbia Thermostat Fund	11

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For those trustees not affiliated with Columbia WAM, fees and expenses paid by the Funds for the six months ended June 30, 2007, were as follows:

(in thousands)
Columbia Acorn Fund	$367
Columbia Acorn International	74
Columbia Acorn USA	30
Columbia Acorn International Select	15
Columbia Acorn Select	155
Columbia Thermostat Fund	18

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when a trustee ceases to be a member of the Board of Trustees.

An affiliate may include any company in which a Fund owns five percent or more of its outstanding voting securities. On June 30, 2007, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 33, 42, 50 and 59, respectively.

During the six months ended June 30, 2007, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn International	$3,841	$281
Columbia USA	115	—
Columbia Acorn Select	3,036	—

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by the Funds under this facility for the six months ended June 30, 2007.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2007, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$2,113,213
Proceeds from sales	1,942,800

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$10,522,574
Proceeds from sales	747,816

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$210,429
Proceeds from sales	140,893

75

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$82,074
Proceeds from sales	57,095

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$541,174
Proceeds from sales	167,449

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$72,382
Proceeds from sales	85,432

7.  Redemption Fees

For the six months ended June 30, 2007, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $103,000 and $19,000, respectively, and are accounted for as additions to paid in capital.

8.  Other

For the six months ended June 30, 2007, Columbia Acorn Fund incurred two trading errors. Columbia Acorn Fund sold shares of Enerflex Systems resulting in a loss of $364. Additionally, Columbia Acorn Fund purchased shares of BioMarin resulting in a loss of $3,750. The Fund was reimbursed by Columbia WAM for the full amount of each loss.

These financial statements reflect certain adjusting journal entries recorded on the Columbia Thermostat Fund. While the impact of these adjusting entries was less than $.002 to each share class' NAV and therefore immaterial, they did cause the NAV's to round up by $0.01 for Class B, C and Z shares when compared to the NAV reported on the shareholder account statement you received by mail.

9.  Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of the Trust have been dismissed.

The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. The parties subsequently executed a formal settlement agreement resolving all claims in the litigation and the

76

plaintiffs dismissed their appeal. The settlement requires court approval, which has not yet been obtained.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Trust and the Trustees of the Trust, along with the Columbia Advisers, the sub-administrator of the Columbia Acorn Funds and the Wanger Advisors Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Trust and its independent Trustees.

The Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

77

[Excerpt from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

78

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is

79

an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2006 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels— as modified last year to add certain breakpoints for Acorn USA and Acorn Select—in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

80

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implement, would result in greater sharing of economies of scale.

81

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Consider unbundling of the advisory and administrative fees paid by the WAT Funds.

3.  Review the disparity in management fee levels between the Acorn International Fund and its related annuity-based fund, WAT International Small Cap Fund.

4.  Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales

Senior Vice President,
Chief Legal Officer
and General Counsel

June 18, 2007

82

Columbia Acorn Family of Funds

Class Z Share Information

Minimum Initial Investment in Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat Fund	$2,500† $1,000 for an IRA
Minimum Initial Investment in Columbia Acorn Fund and Columbia Acorn USA	$75,000	†
Minimum Initial Investment in Columbia Acorn Select	$100,000	*†
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.09%
Net Expense Ratio	0.73%
Columbia Acorn International	ACINX
Management Fee	0.76%
12b-1 Fee	None
Other Expenses	0.14%
Net Expense Ratio	0.90%
Columbia Acorn USA	AUSAX
Management Fee	0.86%
12b-1 Fee	None
Other Expenses	0.11%
Net Expense Ratio	0.97%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.25%
Net Expense Ratio	1.19%
Columbia Acorn Select	ACTWX
Management Fee	0.80%
12b-1 Fee	None
Other Expenses	0.12%
Net Expense Ratio	0.92%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%**
Net Expense Ratio	0.25%

    Fees and expenses are for the six months ended June 30, 2007, and for Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse the Fund for any ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies), net of custody fees paid indirectly, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2008. The Funds' adviser and/or affiliates have agreed to contractually waive a portion of "other expenses" through March 31, 2007.

  *  Effective June 25, 2007, the board of trustees voted to increase the minimum initial investment for Columbia Acorn Select from $50,000 to $100,000.

  **  Does not include estimated fees and expenses of 0.72% incurred by the Fund from the underlying portfolio funds.

  †  Certain exclusions may apply.

83

Columbia Acorn Family of Funds

Trustees

Robert E. Nason

Chairman

Allan B. Muchin

Vice Chairman

Laura M. Born

Maureen M. Culhane

Margaret Eisen

Jerome Kahn, Jr.

Steven N. Kaplan

David C. Kleinman

Charles P. McQuaid

James A. Star

Ralph Wanger

Patricia H. Werhane

John A. Wing

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Michael G. Clarke

Assistant Treasurer

Jeffrey R. Coleman

Assistant Treasurer

J. Kevin Connaughton

Assistant Treasurer

P. Zachary Egan

Vice President

Peter T. Fariel

Assistant Secretary

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Treasurer and Secretary

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Senior Vice President, Chief Compliance Officer
and General Counsel

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus. An investor should carefully consider charges and expenses before investing. To obtain a prospectus containing this and other information, please call (800) 922-6769 or visit our website (shown below). Please read the prospectus carefully before you invest or send money.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available from the Fund's website.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

84

Columbia Acorn Family of Funds

Class Z Shares

Semiannual Report – June 30, 2007

Columbia Management®

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/132914-0607 (08/07) 07/43028

2Q

Columbia Acorn
Family of Funds

Class ABC Shares

Semiannual Report

June 30, 2007

■  ColumbiaTM
  Acorn® Fund

■  ColumbiaTM
  Acorn International®

■  ColumbiaTM
  Acorn USA®

■  ColumbiaTM
  Acorn International SelectSM

■  ColumbiaTM
  Acorn SelectSM

■  ColumbiaTM
  Thermostat FundSM

Managed by Columbia Wanger Asset Management, L.P.

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

>2007 Mid-Year Distributions

The following table lists the Funds' mid-year distributions. The record date was June 4, 2007. The ex-dividend date was June 5, 2007 and the payable date was June 6, 2007.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia
Acorn Fund Class A, B and C	$0.0462	$0.3404	None	$32.43—	A
				$30.95—	B
				$30.83 —	C
Columbia
Acorn International Class A	None	$0.2470	$0.0059	$45.24 —	A
Columbia
Acorn International Class B and C	None	$0.2470	None	$44.37—	B
				$44.29 —	C
Columbia
Acorn USA Class A, B and C	None	$0.2797	None	$31.05—	A
				$29.68—	B
				$29.60 —	C
Columbia
Acorn International Select Class A	None	None	$0.0752	$30.61 —	A
Columbia
Acorn Select Class A, B and C	$0.0898	$0.0978	None	$30.74—	A
				$29.41—	B
				$29.32 —	C
Columbia
Thermostat Fund Class A	$0.0207	$0.2751	$0.0312	$12.90 —	A
Columbia
Thermostat Fund Class B and C	$0.0207	$0.2751	None	$12.94—	B
				$12.92 —	C

The views expressed in "Squirrel Chatter II" and "In a Nutshell" commentary reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Columbia Acorn Family of Funds

Table of Contents

Net Asset Value Per Share	2

Share Class Performance	3

Fund Performance vs. Benchmarks	4

Squirrel Chatter II: Buyout Boom	5

Understanding Your Expenses	10

Columbia Acorn Fund

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	24

Statement of Investments	26

Columbia Acorn International

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	37

Statement of Investments	39

Portfolio Diversification	45

Columbia Acorn USA

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	46

Statement of Investments	47

Columbia Acorn International Select

In a Nutshell	18

At a Glance	19

Major Portfolio Changes	53

Statement of Investments	54

Portfolio Diversification	57

Columbia Acorn Select

In a Nutshell	20

At a Glance	21

Major Portfolio Changes	58

Statement of Investments	59

Columbia Thermostat Fund

In a Nutshell	22

At a Glance	23

Statement of Investments	62

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	64

Statements of Operations	65

Statements of Changes in Net Assets	66

Financial Highlights	70

Notes to Financial Statements	77

Management Fee Evaluation of the Senior Officer	84

Columbia Acorn Family of Funds Information	91

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 6/30/07

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$31.94	$45.59	$30.37	$30.82	$30.35	$12.80
Class B	$30.47	$44.69	$29.02	$29.74	$29.03	$12.84
Class C	$30.35	$44.61	$28.93	$29.68	$28.94	$12.82

Descriptions of indexes included in this report:

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  S&P/Citigroup EMI Global ex-US is an unmanaged index consisting of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P/Citigroup Global ex-US Cap Range $500mm-$5bn Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

•  Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australia and the Far East.

•  S&P/Citigroup World ex-US Cap Range $2–10B is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the United States.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Index, 30 mid-cap growth funds; Lipper Mid-Cap Core Funds Index, 30 mid-cap core funds; Lipper International Funds Index, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; Lipper International Small-Cap Funds Index, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds, including Columbia Acorn Fund. Lipper Flexible Portfolio Funds Index is an equal dollarweighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Lehman Brothers U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 6/30/07

	Class A		Class B		Class C
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund (10/16/2000)
3 months*	6.60%	0.47%	6.45%	1.45%	6.41%	5.41%
Year to date*	11.37%	4.97%	11.05%	6.05%	10.94%	9.94%
1 year	20.32%	13.40%	19.60%	14.60%	19.37%	18.37%
3 years	16.86%	14.57%	16.08%	15.33%	15.94%	15.94%
5 years	17.63%	16.24%	16.85%	16.63%	16.76%	16.76%
Life of fund	14.32%	13.32%	13.58%	13.58%	13.51%	13.51%
Columbia Acorn International (10/16/2000)
3 months*	8.53%	2.29%	8.36%	3.36%	8.33%	7.33%
Year to date*	14.41%	7.83%	14.09%	9.09%	14.00%	13.00%
1 year	34.52%	26.78%	33.67%	28.67%	33.47%	32.47%
3 years	30.34%	27.79%	29.46%	28.86%	29.34%	29.34%
5 years	23.96%	22.50%	23.11%	22.93%	23.06%	23.06%
Life of fund	12.47%	11.48%	11.72%	11.72%	11.68%	11.68%
Columbia Acorn USA (10/16/2000)
3 months*	5.70%	-0.37%	5.56%	0.56%	5.50%	4.50%
Year to date*	9.36%	3.07%	9.02%	4.02%	8.93%	7.93%
1 year	15.69%	9.04%	14.98%	9.98%	14.77%	13.77%
3 years	13.38%	11.16%	12.63%	11.84%	12.49%	12.49%
5 years	14.73%	13.38%	13.97%	13.73%	13.90%	13.90%
Life of fund	14.05%	13.05%	13.32%	13.32%	13.27%	13.27%
Columbia Acorn International Select (10/16/2000)
3 months*	7.31%	1.14%	7.13%	2.13%	7.11%	6.11%
Year to date*	11.62%	5.20%	11.26%	6.26%	11.16%	10.16%
1 year	34.62%	26.88%	33.72%	28.72%	33.51%	32.51%
3 years	26.42%	23.95%	25.63%	24.99%	25.44%	25.44%
5 years	21.58%	20.15%	20.77%	20.58%	20.68%	20.68%
Life of fund	9.00%	8.04%	8.26%	8.26%	8.22%	8.22%
Columbia Acorn Select (10/16/2000)
3 months*	9.05%	2.78%	8.89%	3.89%	8.84%	7.84%
Year to date*	16.64%	9.93%	16.26%	11.26%	16.18%	15.18%
1 year	32.17%	24.57%	31.36%	26.36%	31.13%	30.13%
3 years	19.35%	17.02%	18.50%	17.79%	18.38%	18.38%
5 years	18.06%	16.67%	17.24%	17.02%	17.18%	17.18%
Life of fund	14.54%	13.54%	13.77%	13.77%	13.72%	13.72%
Columbia Thermostat Fund (3/3/2003)†
3 months*	1.98%	-3.89%	1.89%	-3.09%	1.81%	0.82%
Year to date*	4.25%	-1.75%	4.07%	-0.93%	3.91%	2.91%
1 year	12.58%	6.11%	12.04%	7.04%	11.75%	10.75%
3 years	8.77%	6.65%	8.19%	7.33%	8.00%	8.00%
Life of fund	11.88%	10.36%	11.21%	10.88%	11.07%	11.07%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Please visit columbiafunds.com for daily and most recent month-end performance updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Annual operating expense ratios are as stated in each Fund prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.05%; Class B: 1.63%; Class C: 1.84%. Columbia Acorn International: Class A: 1.27%; Class B: 1.86%; Class C: 2.05%. Columbia Acorn USA: Class A: 1.30%; Class B: 1.89%; Class C: 2.09%. Columbia Acorn International Select: Class A: 1.63%; Class B: 2.23%; Class C: 2.42%. Columbia Acorn Select: Class A: 1.27%; Class B: 1.88%; Class C: 2.08%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2008. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.35%, 1.19%; Class B: 1.88%, 1.69%; Class C: 2.15%, 1.94%, respectively.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the investment adviser and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Class A Shares, without sales charge, Average Annual Total Returns through 6/30/07

	2nd quarter*	Year to date*	1 year	3 years	5 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	6.60%	11.37%	20.32%	16.86%	17.63%	14.32%
Russell 2500	4.94%	8.67%	18.74%	14.97%	15.30%	11.04%
S&P 500	6.28%	6.96%	20.59%	11.68%	10.71%	3.09%
Lipper Small-Cap Core Funds Index	6.21%	9.54%	17.17%	13.74%	13.79%	10.68%
Lipper Mid-Cap Core Funds Index	6.06%	11.09%	20.82%	14.71%	14.16%	8.19%
Columbia Acorn International (LAIAX) (10/16/00)	8.53%	14.41%	34.52%	30.34%	23.96%	12.47%
S&P/Citigroup EMI Global ex-US	7.37%	14.85%	35.90%	29.34%	26.03%	17.17%
S&P/Citigroup Global ex-US Cap Range $500mm-$5bn	8.02%	15.47%	35.50%	29.32%	26.22%	17.59%
MSCI EAFE Index	6.40%	10.74%	27.00%	22.24%	17.73%	8.87%
Lipper Int'l Small-Cap Funds Index	7.57%	14.85%	33.39%	28.48%	25.78%	15.75%
Columbia Acorn USA (LAUAX) (10/16/00)	5.70%	9.36%	15.69%	13.38%	14.73%	14.05%
Russell 2000	4.42%	6.45%	16.43%	13.45%	13.88%	9.94%
Lipper Small-Cap Core Funds Index	6.21%	9.54%	17.17%	13.74%	13.79%	10.68%
S&P 500	6.28%	6.96%	20.59%	11.68%	10.71%	3.09%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	7.31%	11.62%	34.62%	26.42%	21.58%	9.00%
S&P/Citigroup World ex-US Cap Range $2-10B	6.08%	12.04%	29.92%	26.26%	22.67%	15.04%
MSCI EAFE Index	6.40%	10.74%	27.00%	22.24%	17.73%	8.87%
Lipper International Funds Index	7.49%	11.48%	28.40%	22.84%	17.55%	9.47%
Columbia Acorn Select (LTFAX) (10/16/00)	9.05%	16.64%	32.17%	19.35%	18.06%	14.54%
S&P MidCap 400	5.84%	11.98%	18.51%	15.15%	14.17%	10.28%
Lipper Mid-Cap Growth Index	9.51%	14.71%	21.98%	14.76%	13.28%	0.67%
S&P 500	6.28%	6.96%	20.59%	11.68%	10.71%	3.09%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	1.98%	4.25%	12.58%	8.77%	NA	11.88%
S&P 500	6.28%	6.96%	20.59%	11.68%	NA	16.42%
Lehman Brothers U.S. Credit Intermediate Bond Index	-0.40%	1.28%	6.34%	3.79%	NA	3.70%
Lipper Flexible Portfolio Funds Index	4.96%	6.79%	16.83%	11.10%	NA	14.13%

*Not annualized.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in a Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Please visit columbiafunds.com for daily and most recent month-end updates.

Annual operating expense ratios are as stated in each Fund prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.05%; Class B: 1.63%; Class C: 1.84%. Columbia Acorn International: Class A: 1.27%; Class B: 1.86%; Class C: 2.05%. Columbia Acorn USA: Class A: 1.30%; Class B: 1.89%; Class C: 2.09%. Columbia Acorn International Select: Class A: 1.63%; Class B: 2.23%; Class C: 2.42%. Columbia Acorn Select: Class A: 1.27%; Class B: 1.88%; Class C: 2.08%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2008. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.35%, 1.19%; Class B: 1.88%, 1.69%; Class C: 2.15%, 1.94%, respectively.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the investment adviser and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in an investment fund that invests and trades directly in financial instruments under the direction of a single manager.

All indexes are unmanaged and returns include reinvested distributions. It is not possible to invest directly in an index. For index definitions, see Page 2 of this report.

Squirrel Chatter II: Buyout Boom

In last year's annual report, we mentioned that 26 Columbia Acorn Fund stocks were subject to takeover bids during the year. Takeovers certainly helped performance and we were pleased that buyers validated our fundamental research process by finding lots of our companies to be attractive.

In the first half of 2007, the buyout boom continued to accelerate. In just six months, 27 Columbia Acorn Fund stocks announced takeovers, beating the Fund's full year 2006 record. Columbia Acorn USA had 15 takeover stocks in common with Columbia Acorn Fund and one additional buyout not owned by Columbia Acorn Fund. Columbia Acorn International had three takeovers that overlapped with Columbia Acorn Fund and another that did not. Columbia Acorn Select and Columbia Acorn International Select had one takeover each; both were also held by Columbia Acorn Fund.

Generally, buyouts come in two basic flavors: strategic and financial. Strategic buyouts are often done by similar companies that want to pursue synergies, such as cost savings or enhanced products, production, distribution or pricing. Strategic buyers are usually other public companies and sometimes use their stock to pay for all or part of the acquisition. After some stock deals, we've kept the acquiring company's stock as a long-term investment.

Financial buyouts have historically been executed by private equity partnerships with private equity firms as general partners and other entities, such as pension funds and endowments, as limited partners. Financial partnerships usually borrow 70% to 85% of the acquisition price in order to enhance returns and minimize taxes on the acquired business.1 Company management sometimes like to sell to private partners, as (1) they often get stock in the privatized company to stay and manage the business, and (2) they no longer have to deal with pesky securities analysts.

Our first half 2007 buyout announcements were a mixed lot. About 55% were strategic and 45% financial. The takeover terms have ranged from excellent to disappointing, though none so far this year have been "takeunders," at below last trade prices. We've had offers for big positions and small ones, and for long-standing holdings and newer ideas. Following are summaries of the takeover announcements made in the first half of 2007:

Takeover Log

January 8: United Surgical Partners, an operator of outpatient surgical centers, agreed to sell to a group led by Welsh, Carson, Anderson & Stowe, for $31.05 per share. Although we believed the valuation was fair based on reported results, we thought fundamentals would improve and the stock would have had high returns over the long run.

January 10: Alliance Atlantis Communications announced it was selling to a partnership including Goldman Sachs and CanWest Global Communications for C$53.2 We first bought Alliance Atlantis in 2003, when it became focused on its more successful areas, the popular CSI television series and cable TV channels in Canada. Columbia Acorn Fund sold much of its position after the announcement but our remaining holding is up 150% from its cost.

February 5: Hanover Compressor agreed to merge with Universal Compression Holdings, a competitor, in a deal for stock. Both companies rent compressors to the natural gas industry, and the companies believe the combination will result in cost savings and larger service areas. We agree and Columbia Acorn USA as of press time kept its position in Hanover.

February 8: Edgars Consolidated Stores, a South African retailer, said it would sell to Bain Capital. Edgars' offer was 50% over its price prior to deal news back in October 2006, but was not at a premium to similar public companies. We owned Edgars in Columbia Acorn Fund and Columbia Acorn International, correctly believing that new management would enable the company to benefit from an improving regional economy. While the buyout price was somewhat disappointing, both funds booked at least a double in under three years.

February 12: A twin-deal day. First, UrAsia Energy, a Canadian uranium miner with operations in Kazakhstan, announced a merger for sxr Uranium One stock. Uranium One is a Canadian uranium miner with operations primarily in South Africa. This was Columbia Acorn Select's only deal. With Columbia Acorn Fund and Columbia Acorn International also owning the stock, it was our largest dollar deal, exceeding

$250 million across the three funds. We continue to like uranium mining economics and the funds now own Uranium One. Second, Witness Systems agreed to sell to Verint, a strategic buyer, for $27.50 per share, a price we considered to be fair.

February 14: TALX announced a sellout to Equifax for a cash and stock deal valued at $35.50, an 11% premium to TALX's last closing price. We were disappointed by the offer, though it was more than a 20% premium to our cost. While that was an excellent compound rate of return as we owned the stock for only several months, we'd rather hold stocks for much longer periods and potentially make more money.

February 19: Florida Rock agreed to merge with fellow aggregates company Vulcan Materials for cash and stock worth a stated $68 per share, a 45% premium to Florida's prior closing price. We like the business as barriers to entry are high—people don't want rock mines in their back yards—and transportation costs keep out remote competitors. Consequently, it was one of our larger holdings. We thought Florida's stock price had seemed irrationally depressed due to concerns about the housing industry and Vulcan noticed. As of June 30, both Columbia Acorn Fund and Columbia Acorn USA had more than a double in their investment in Florida Rock and Columbia Acorn Fund also started a position in Vulcan.

February 21: Central Parking announced a sale to private equity consortium KCPC Holdings for $22.53 per share in cash. Central Parking had reportedly turned down offers that were $15 to $16 in the middle of 2006, but somehow real estate values have surged since then. We consider the new price to be fair.

March 2: Dendrite International, a provider of software and services to pharmaceutical marketing departments, reported that it would sell out to Cedegim, a French software company, for $16 in cash. We believed that Dendrite provided value to its customers, but we were disappointed by a lack of consistent growth. We think the deal was at a fair price given earnings volatility.

March 6: K&F Industries agreed to sell to Meggitt PLC, a fellow producer of aircraft wheels and brakes, for $27 per share in cash. The price represented just a 10% premium to the prior day's close and appeared cheap compared to cash flow. The company did allow competing bids, but none emerged. We believe we bought the stock at the right time in Columbia Acorn Fund and Columbia Acorn USA, as it returned over 60% in the 15 months that we held it.

March 15: WebEx announced a sellout to Cisco for $57 per share in cash, a 23% premium to its March 14 closing price. This was one of our quickest and smallest deals, as we had started buying the stock for Columbia Acorn Fund in January. Like the TALX deal, we got a fine rate of return, but we would have rather made potentially more dollars over a longer period of time.

March 19: ServiceMaster entered into a deal to sell to Clayton, Dubilier & Rice, a private equity firm, for $15.625 per share in cash. ServiceMaster was a great stock until about 1998 but it subsequently struggled. We bought it last year for Columbia Acorn Fund, thinking that new management could restructure and grow the business. Instead, the company decided to sell out at a relatively modest premium. Once again our rate of return was fine but we did not earn large dollars over the longer term.

March 23: Kronos agreed to sell to a group led by Hellman & Friedman for $55 per share in cash. We first bought Kronos over 10 years ago as a downstream-from-technology investment; the company substituted semiconductors for electromechanical devices in employee timeclocks. As years progressed, Kronos expanded its product portfolio with software offerings including shift scheduling, human resource management and recruiting. Earnings growth was erratic due to economic and product cycles and that provided some opportunities for long-term investors. We view the deal price as reasonable. Kronos was our second largest deal this year, as Columbia Acorn Fund and Columbia Acorn USA cashed out for over $180 million.

April 19: Van Houtte, a Canadian gourmet coffee equipment and services company, said it had a non-binding offer from an undisclosed buyer of C$25 per share, a 1% premium to its average price over the prior 30 days. The stock spiked up from C$17 in January, after the company said it was reviewing strategic options. In May the company entered into a definitive agreement and identified the buyer as Littlejohn & Co, a private equity firm. While we were disappointed with the sale price, Columbia Acorn International booked about a 40% profit in 14 months.

April 24: Highland Hospitality said it would sell out to JER Partners, a private equity firm focused on real estate, for $19.50 per share. Though we had cut our real estate holdings several years ago, we believed that the hotel business had favorable supply/demand characteristics and that Highland added value by acquiring and improving properties. We began buying the stock in December 2003. Upon the close of the deal in late July, Columbia Acorn Fund and

Columbia Acorn USA realized over 70% gains from its average cost, in addition to dividends previously booked.

May 7: Armor Holdings, a military vehicle and armor business, announced a sellout to BAE Systems, a UK defense conglomerate, for $88 per share in cash. We started buying the stock for Columbia Acorn Fund in December 2006, believing that the demand for military armor would grow over the long term and that Armor was well positioned. We thought the takeout price was fair, and when the deal closed following the period end, the Fund realized a 61% gain.

May 14: Viasys Healthcare agreed to sell out to Cardinal Health for $42.75 per share in cash, a 36% premium to its last closing price. We thought that price was a fair multiple on earnings and cash flow, and we subsequently learned that Viasys pursued a lengthy bidding process in order to obtain the highest price. We applaud management and directors for that effort. Upon the deal's close in June, Columbia Acorn Fund realized a 130% gain and Columbia Acorn USA tripled its investment.

May 15: Agile Software, a company that produces programs to handle changes in product design, said it would sell out to Oracle for $8.10 per share. The price represented a 12% premium to the stock's last trade. We bought the stock a year earlier, correctly believing that sales would increase and profits would commence.

May 21: Cellular phone company Alltel announced a sale to private equity buyers TPG Capital and Goldman Sachs for $71.50 cash per share. Our Alltel shares were derived from a previous takeover, as a result of it buying Western Wireless, a rural cellphone company. We had expected Alltel to sell out and were relieved upon the announcement because we were leery of increasing competition. We sold our remaining positions shortly after the announcement, realizing over 400% gains over our original Western Wireless costs, in both Columbia Acorn Fund and Columbia Acorn USA.

Also on May 21, Cytyc, a dominant producer of consumable diagnostic and surgical products for women's health, agreed to sell out to Hologic for a combination of cash and stock. The merger appears to make sense for both companies as we believe the combined company can boost sales and reduce costs. We have owned Cytyc since early 2005 in Columbia Acorn Fund and, at quarter end, showed a 75% profit on our investment.

May 22: Crescent Real Estate Equities, which primarily owns office buildings, announced a sale to Morgan Stanley Real Estate, a private fund, for cash. The $22.80 price was just a 6% premium to the stock's prior close, which barely offsets dividends that were cancelled until the deal is expected to close in the third quarter. Furthermore, the price represented a 5% to 10% discount to what we then believed the company was worth.

May 30: Ceridian, a provider of payroll processing, other HR services, trucker transactions processing and gift cards, agreed to sell to Thomas H. Lee Partners and Fidelity National Financial for $36 cash per share. We believe that Ceridian's core HR business is a solid franchise undergoing internal improvement and its other businesses are gems. Governance, however, became somewhat like a soap opera as an activist hedge fund bought a 15% interest, agitated for strategic restructuring, and began negotiating with a division head, who then got fired. That is all a shame, as we think the $36 price undervalues the company's potential.

June 15: Penn National Gaming, a regional casino operator, said it would sell out to a private group, which includes management, Fortress Investment and Centerbridge Partners, for $67 per share in cash. The bid was a 31% premium to the prior day's stock price, and at what we considered to be a fair multiple of cash flow. With Penn's proposed sale later this year, and Kerzner International's and Station Casino's announced sellouts last year, there are expected to be few public small- and mid-cap casino companies remaining.

June 18: Footwear retailer Genesco gave itself the boot as a public company, agreeing to sell out to Finish Line, another footwear retailer, for $54.50 cash per share. In April and May, the board of Genesco had rejected lower offers from Foot Locker. We think the $54.50 price is fair and we applaud the board for holding out for that price.

June 20: Nuveen Investments said it would be acquired by a private group lead by Madison Dearborn Partners, for $65 per share in cash. We like the investment management business, and Columbia Acorn Fund started buying Nuveen in late 2004. Columbia Acorn Select later bought a position. Unfortunately, in early 2007 we trimmed Columbia Acorn Fund's holdings and sold out of Columbia Acorn Select's position due to valuation and fears that growth would slow. Columbia Acorn Fund will realize nearly a 100% gain on its remaining shares if the deal is executed under its announced terms.

June 26: Stork, a Netherlands-based conglomerate, agreed to sell to private equity firm Candover Investments. The price, 47 Euros cash per share, represented a 12% premium to the stock's prior close. Stork has been harassed by activist shareholders demanding that it be split up, and the company sees the sale as a way to resolve the dispute. We believe the small premium does not reflect Stork's underlying value. We understand that a supermajority vote is needed to approve the buyout and we think the 47 Euro price may need to be increased for a transaction to occur. Columbia Acorn Fund, Columbia Acorn International and Columbia Acorn International Select owned the stock.

June 27: Chittenden, a New England bank, announced it would sell to People's United Financial, another company held by Columbia Acorn Fund and Columbia Acorn USA, for a combination of stock and cash. The banking industry in the United States has been consolidating for a long time, and Columbia Acorn Fund has benefited from a lot of bank sellouts. While we believe this sellout price is fair and Chittenden was certainly a profitable investment for Columbia Acorn Fund and Columbia Acorn USA, our funds' positions in People's United fell on the news somewhat more than their positions in Chittenden rose.

June 29: Another rural cellular phone company, Dobson Communications, announced it would sell. This deal is for cash and the buyer is AT&T, which operates nearby cellular systems that utilize the same technology as Dobson. Columbia Acorn Fund has owned cellphone franchises since the industry began in the 1980s and has benefited from numerous sellouts. Similar to the casino industry, few small- and mid-cap public cellular companies remain.

Trillion Dollar Question

Buyout booms tend to run in cycles. Typically, private equity is able to raise more equity capital after a few years of good returns, and is able to raise debt funding when interest rates for "junk" bonds are at relatively low premiums to quality bonds. Then buyout momentum accelerates. Increased private equity activity seems to spur more strategic acquisitions and buyout prices rise.

The dollar volume of private equity buyouts in the United States and Europe averaged around $30 billion a year from 2000 to 2002, and then ramped to an unprecedented level in 2006, around $384 billion!3 While the dollar amount of private buyouts in 2006 broke records, as a percentage of stock market valuation, it was barely half of 1988's level. Private equity recently had about $250 billion of equity capital available for buyouts, and was continuing to raise a lot more.4 Adding debt to this equity suggests that private equity would be able to buy over a trillion dollars of assets. The trillion dollar question is whether lenders will continue to fund lots of buyouts at low interest rates.

Credit markets in the first half of 2007 were very loose relative to historical standards. While we think buyout prices were high, we believe they had not yet reached "bubble" levels. We do not think we have seen the marquee "big and dumb" deals, which would normally suggest the buyout boom is nearing an end.

However, credit market conditions changed considerably after the June 30 end of this report period. Home mortgage defaults kept growing, especially for sub-prime mortgages. Mortgage-backed security prices fell, triggering huge losses for some hedge funds and creating concerns about possible losses elsewhere. Credit markets tightened overall and premiums for "junk" bonds increased.

Previously announced financial buyout deals generally have gotten funded, at first with sweetened terms for bond financing and later by bank commitments rather than primarily by bonds. Banks appear to be honoring existing financing commitments but seem to be limiting additional obligations.

At press time, the debt market was chaotic. While several high quality corporations were able to issue new bonds, risky borrowers appear locked out. We don't know what will happen next. We believe that there is a reasonable chance that the mortgage-backed security problem will be contained and its casualties clearly defined, allowing the remainder of the credit markets to return to normal. Higher quality financial buyouts could then resume. We feel there is also a chance that credit markets will remain tight for a long time, severely limiting new buyouts.

We usually buy stocks in order to grow with them for a long time, not to participate in a buyout within a few months. We recognize that buyout cycles come and go. We benefited from the buyout cycle and will likely continue to benefit from it should it resume, but we will not change our investment objectives, strategy, style or process.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

While some of the deals have closed, there can be no assurance that the remaining transactions discussed above will be consummated on the terms and conditions, or that the Funds will profit to the extent, described herein.

All holding gains mentioned are calculated based on tax lots of securities held at the time of publication and additional tax lots may have been previously sold at higher costs for some stocks.

1  Data taken from a presentation given by Steven Kaplan, Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Graduate School of Business, to the Chicago Analyst Society on June 11, 2007. Steven is also a trustee of the Columbia Acorn Trust.

2  The "C" denotes Canadian dollars here and elsewhere in the essay.

3  "The Financing of Large Buyouts: An Empirical Analysis," a paper coauthored by Ulf Axelson, Tim Jenkinson, Per Stromberg and Michael Weisbach. Preliminary version dated April 3, 2007.

4  Ibid.

Fund weightings at June 30, 2007, in the holdings mentioned were as follows:

Alliance Atlantis Communication: Columbia Acorn Fund, 0.1%

Hanover Compressor: Columbia Acorn USA, 0.5%

Uranium One: Columbia Acorn International, 0.7%; Columbia Acorn Fund, 0.4%; Columbia Acorn Select, 6.2%

Florida Rock: Columbia Acorn USA, 0.8%; Columbia Acorn Fund, 0.6%

Vulcan Materials: Columbia Acorn Fund, 0.1%

ServiceMaster: Columbia Acorn Fund, 0.4%

Van Houtte: Columbia Acorn International, 0.4%

Highland Hospitality: Columbia Acorn Fund, 0.5%; Columbia Acorn USA, 0.4%

Armor Holdings: Columbia Acorn Fund, 0.3%

Agile Software: Columbia Acorn Fund, 0.1%; Columbia Acorn USA, 0.1%

Cytyc: Columbia Acorn Fund, 0.4%

Crescent Real Estate Equities: Columbia Acorn Fund, 0.1%

Ceridian: Columbia Acorn USA, 1.1%; Columbia Acorn Fund, 0.6%

Penn National Gaming: Columbia Acorn Fund, 0.5%

Genesco: Columbia Acorn USA, 0.3%; Columbia Acorn Fund, 0.2%

Nuveen Investments: Columbia Acorn Fund, 0.4%

Stork: Columbia Acorn International Select, 2.3%; Columbia Acorn International, 1.0%

Chittenden: Columbia Acorn USA, 0.4%; Columbia Acorn Fund, 0.2%

Dobson Communications: Columbia Acorn USA, 1.1%; Columbia Acorn Fund, 0.4%

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. A fund that maintains a relatively concentrated portfolio may be subject to greater risk than a fund that is more fully diversified.

Past performance is no guarantee of future results.

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

January 1, 2007 – June 30, 2007

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	1,113.71	1,019.74	5.35	5.11	1.02
Class B	1,000.00	1,000.00	1,110.48	1,016.86	8.37	8.00	1.60
Class C	1,000.00	1,000.00	1,109.39	1,015.87	9.41	9.00	1.80
Columbia Acorn International
Class A	1,000.00	1,000.00	1,144.11	1,018.89	6.33	5.96	1.19
Class B	1,000.00	1,000.00	1,140.88	1,015.92	9.50	8.95	1.79
Class C	1,000.00	1,000.00	1,139.99	1,015.08	10.40	9.79	1.96
Columbia Acorn USA
Class A	1,000.00	1,000.00	1,093.62	1,018.60	6.49	6.26	1.25
Class B	1,000.00	1,000.00	1,090.20	1,015.57	9.64	9.30	1.86
Class C	1,000.00	1,000.00	1,089.31	1,014.68	10.57	10.19	2.04
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,116.19	1,017.46	7.77	7.40	1.48
Class B	1,000.00	1,000.00	1,112.62	1,014.38	11.00	10.49	2.10
Class C	1,000.00	1,000.00	1,111.62	1,013.54	11.88	11.33	2.27

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Select
Class A	1,000.00	1,000.00	1,166.42	1,018.84	6.45	6.01	1.20
Class B	1,000.00	1,000.00	1,162.60	1,015.87	9.65	9.00	1.80
Class C	1,000.00	1,000.00	1,161.81	1,014.93	10.67	9.94	1.99
Columbia Thermostat Fund
Class A	1,000.00	1,000.00	1,042.50	1,022.32	2.53	2.51	.50
Class B	1,000.00	1,000.00	1,039.92	1,019.84	5.06	5.01	1.00
Class C	1,000.00	1,000.00	1,038.28	1,018.60	6.32	6.26	1.25

Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

*For the six months ended June 30, 2007.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Robert A. Mohn

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 6/30/07

ITT Educational Services	1.1%
Eaton Vance	1.1%
Fugro	1.1%
People's United	0.8%
Florida Rock	0.6%
Penn National Gaming	0.5%
Highland Hospitality	0.5%
ESCO Technologies	0.4%
Hong Kong Exchanges and Clearing	0.4%
Housing Development Finance	0.4%
Hexagon	0.4%
Armor Holdings	0.3%
Chittenden	0.2%
Shuffle Master	0.2%
Crescent Real Estate Equities	0.1%

Columbia Acorn Fund rose 11.37% (Class A shares, without sales charge) in the first half of 2007, nicely beating the 8.67% return of the small-cap Russell 2500 Index, and also pacing ahead of other benchmarks. The Fund rose 6.60% in the second quarter, moderately outperforming the Russell 2500's gain of 4.94%, and slightly outperforming other benchmarks.

Stock selection drove fine results, and the same three companies were our largest dollar winners for both the first half and the second quarter. ITT Educational Services jumped 77% in the half and 44% in the quarter on strong sales and profit margins. Eaton Vance appreciated 35% in the half and 24% in the quarter; its assets under management surged as the company created new closed-end funds. Netherlands-based Fugro rounded out the winners' circle, up 35% and 27% respectively, on strong demand for energy industry offshore services.

Sellouts also boosted performance. In the first half, Kronos was the Fund's largest dollar winner as a result of takeovers, clocking a 50% gain, while Armor Holdings and Florida Rock were the largest percentage winners, each up about 58%. In the second quarter, Penn National Gaming scored the Fund's largest takeover dollar jackpot and percentage gain, up 42%. There were 27 takeovers in the half, beating the 26 in all of 2006; they boosted performance by over 1.5%. We discuss these takeovers in "Squirrel Chatter II" beginning on Page 5 of this report.

The Fund had relatively low investments in industries that did not perform well. Real estate stocks within the Russell 2500 were down in the first half of 2007, after many stellar years. Columbia Acorn Fund's real estate investment was both relatively small and actually profitable, thanks to announced takeovers of Highland Hospitality and Crescent Real Estate Equities. In the second quarter, Russell 2500 bank and utility stocks also did poorly. The Fund had relatively small investments in both areas.

Columbia Acorn Fund's largest dollar loser in the first half was People's United, a Connecticut savings and loan company. It lost 16% in part due to its somewhat dilutive acquisition of another Fund bank holding, Chittenden, which rose 15%. Shuffle Master dropped 37% in the half due to poor earnings. ESCO Technologies declined 19% in the quarter on news that a major customer of its automatic meter readers was reconsidering its requirements.

Columbia Acorn Fund's international stocks resumed their outperformance in the quarter, and rose 14.56%, boosting their first half gain to 18.85%. In addition to Fugro, mentioned above, top winners for the quarter were Hong Kong Exchanges and Clearing, up 48% on regulatory changes which allow mainland Chinese to own stocks listed in Hong Kong. Housing Development Finance booked a 44% gain on India's prosperity and housing boom. Hexagon, a Swedish manufacturer of measurement equipment and polymers, gained 42% due to excellent earnings. At the end of the half, foreign stocks were 11.5% of Columbia Acorn Fund, up slightly from 11.3% last quarter but down from 13.7% year-to-year.

Small- and mid-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Fund (LACAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2007

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	11.37% 4.97	20.32% 13.40	17.63% 16.24	14.32% 13.32
Returns after taxes on distributions	NAV POP	11.15 4.76	18.86 12.02	16.96 15.59	13.38 12.38
Returns after taxes on distributions and sale of fund shares	NAV POP	7.63 3.45	14.85 10.26	15.45 14.19	12.33 11.41
Russell 2500 (pretax)		8.67	18.74	15.30	11.04
S&P 500 (pretax)		6.96	20.59	10.71	3.09

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year to date data not annualized.

Columbia Acorn Fund Portfolio Diversification

as a % of net assets as of 6/30/07

Columbia Acorn Fund Top 10 Holdings

as a % of net assets as of 6/30/07

1.	Coach Designer & Retailer of Branded Leather Accessories	1.6%
2.	Eaton Vance Specialty Mutual Funds	1.1%
3.	ITT Educational Services Post-secondary Degree Programs	1.1%
4.	Abercrombie & Fitch Teen Apparel Retailer	1.1%
5.	Fugro (Netherlands) Oilfield Services	1.1%
6.	Expeditors International of Washington International Freight Forwarder	1.1%
7.	FMC Technologies Oil & Gas Well Head Manufacturer	1.1%
8.	Chico's FAS Women's Specialty Retailer	1.0%
9.	Genlyte Group Commercial Lighting Fixtures	1.0%
10.	Ametek Aerospace/Industrial Instruments	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through June 30, 2007

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes a 4.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $21,231.3 million

Columbia Acorn International

In a Nutshell

P. Zachary Egan

Co-Portfolio Manager

Louis J. Mendes III

Co-Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 6/30/07

Hong Kong Exchanges and Clearing	1.4%
Hexagon	1.4%
China Shipping Development	1.0%
Singapore Exchange	0.8%
Taewoong	0.6%
Burckhardt Compression	0.6%
Lenovo Group	0.5%
Sung Kwang Bend	0.5%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn International ended the quarter up 8.53% (Class A shares, without sales charge) vs. a 7.37% gain for the benchmark S&P/Citigroup EMI Global ex-US Index. Year to date, the Fund was up 14.41% vs. a 14.85% gain for the benchmark.

Returns varied considerably by region. Led by Korea and China, the Fund's Asia ex-Japan holdings posted a nearly 32% return on the back of positive earnings surprises and liquidity inflows to the region. Liberalization measures in China allowing local investment companies to invest overseas—with Hong Kong as the most likely initial recipient of these funds—boosted sentiment regarding China–focused companies. China Shipping Development, one of China's largest shipping companies, rose 54% in the quarter and year to date, in part due to its large valuation gap when compared to its domestic-listed shares. Lenovo Group, China's largest computer company, rose nearly 61% in the quarter and was up 45% for the half year on improved earnings and the continued attention towards high profile Chinese companies. The regional exchanges also continued to drive good returns, with Hong Kong Exchanges and Clearing and Singapore Exchange both jumping 48% in the second quarter as trading volumes increased in what is largely a fixed cost base business. The Fund's top two performers were two niche Korean industrial companies, Sung Kwang Bend and Taewoong. These recent additions to the Fund rose 141% and 103% respectively, in the quarter. Gains were driven by the strong growth in global infrastructure and construction projects, particularly in the Middle East where Korean companies have a long track record in infrastructure development. For the half year, Sung Kwang Bend was up an impressive 285% and Taewoong reached a 104% gain. We applaud our analyst who covers this region, Jeannie Cheung, for ferreting out these ideas.

The Fund's holdings in Continental Europe and Canada also posted strong results, rising 12% and 17%, respectively, in the quarter. Our long-term strategy of investing in what we believe to be high-quality European industrial stocks continued to pay off. Burckhardt Compression, a Swiss supplier of gas compression pumps, and Hexagon, a Swedish manufacturer of measurement equipment and polymers and the Fund's second largest position at the outset of the quarter, both rose over 40% in the second quarter on continued strong demand for their highly specialized products.

Japanese stocks dominated the list of underperformers. Despite a reasonably strong domestic economy, flat wage growth has lead to lackluster domestic consumption as consumers save rather than spend. Moreover, Japanese savers, attracted by higher yields than they can receive at home, are increasingly investing overseas. This has contributed to yen weakness relative to world currencies, placing a further drag on performance.

The other regions of note were the poorly performing British and Irish markets. After posting strong returns in 2006, these markets have seen a strong pullback thus far in 2007 on concerns over higher interest rates, extended valuations and a deepening financial crisis. Since the beginning of 2007, we have significantly reduced our exposure to these markets, but still have been affected by the overall poor sentiment. As a region, the United Kingdom/Ireland was flat in the second quarter.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Columbia Acorn International (LAIAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2007

Inception 10/16/000		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	14.41% 7.83	34.52% 26.78	23.96% 22.50	12.47% 11.48
Returns after taxes on distributions	NAV POP	14.31 7.74	32.78 25.15	23.46 22.01	11.64 10.66
Returns after taxes on distributions and sale of fund shares	NAV POP	9.49 5.21	24.50 19.35	21.33 19.98	10.68 9.79
S&P/Citigroup EMI Global ex-US (pretax)		14.85	35.90	26.03	17.17
S&P/Citigroup Global ex-US Cap Range $500mm-$5bn		15.47	35.50	26.22	17.59

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year to date data not annualized.

Columbia Acorn International Portfolio Diversification

as a % of net assets as of 6/30/07

Columbia Acorn International Top 10 Holdings

as a % of net assets as of 6/30/07

1.	Fugro (Netherlands) Oilfield Services	1.6%
2.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	1.4%
3.	Hexagon (Sweden) Measurement Equipment & Polymers	1.4%
4.	SES Global (France) Satellite Broadcasting Services	1.2%
5.	Housing Development Finance (India) Indian Mortgage Lender	1.2%
6.	Atwood Oceanics (United States) Offshore Drilling Contractor	1.1%
7.	Suzano (Brazil) Brazilian Pulp & Paper Producer	1.1%
8.	ShawCor (Canada) Oil & Gas Pipeline Products	1.0%
9.	Kuehne & Nagel (Switzerland) Freight Forwarding/Logistics	1.0%
10.	China Shipping Development (China) China's Dominant Shipper for Oil & Coal	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through June 30, 2007

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$5,458.7 million

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 6/30/07

ITT Educational Services	2.5%
FMC Technologies	1.9%
Atwood Oceanics	1.5%
ESCO Technologies	1.4%
Flir Systems	1.2%
True Religion Apparel	1.1%
Dobson Communications	1.1%
II-VI	0.8%
J. Crew Group	0.6%
Nektar Therapeutics	0.3%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn USA gained 5.70% (Class A shares, without sales charge) in the second quarter, outperforming the 4.42% increase of the Russell 2000 Index. The Fund also topped the index year to date through June 30, increasing 9.36% vs. the index's 6.45% gain. A continued underweight in financials contributed to the Fund's outperformance. A victim of deteriorating fundamentals and lingering concerns over credit losses, the financial sector fell 2% in the second quarter and was down more than 6% for the half year in the Russell 2000 Index. Columbia Acorn USA had a 9% weight in financial stocks at quarter end, less than half of the 21% weight in the Russell 2000.

Strong performance of consumer stocks also bolstered the Fund's relative performance. ITT Educational Services, a provider of post-secondary degree programs, was the Fund's leader in the consumer sector and overall. The stock was up 44% for the quarter and 77% year to date on strong student enrollment growth. True Religion Apparel, a maker of high-end denim clothing, gained 25% in the quarter and 33% for the six months on aggressive retail store opening plans. Apparel retailer J. Crew Group was up 35% in the quarter and 40% for the half year thanks to explosive earnings growth of 70% year-over-year.

Other winners included Flir Systems, a manufacturer of infrared cameras. The stock gained 30% in the quarter and was up 45% year to date on news of large contract wins with the U.S. Army. Dobson Communications, a rural cellular service provider, gained 29% in the quarter on speculation that the company would be bought out. On June 29, after the market closed on the last day of the quarter, Dobson did indeed announce they were being acquired by AT&T. For the semiannual period, the stock was up 28%. Atwood Oceanics and FMC Technologies increased due to healthy demand for deep-water drilling contractors (Atwood Oceanics) and oil and gas well head manufacturers (FMC Technologies). Atwood gained 17% in the quarter and was up 40% for the half year while FMC Technologies posted a 14% quarterly gain and 29% year-to-date return.

Laggards included ESCO Technologies, a maker of automated electric meter readers. The stock fell 19% in the quarter and was off 20% for the six months on news of possible changes in a large contract with a California utility. II-VI, a maker of laser components, fell 20% in the quarter due to operational difficulties. Year-to-date the company is showing less than a 3% loss.

Two biotech names also landed in the loser column. The Medicines Company, a maker of cardiovascular drugs, fell 23% in the quarter and was off 39% for the half year as an appeal to extend one of its major drug patents was denied. We sold the stock. Nektar Therapeutics, a provider of drug delivery technologies, fell 27% in the quarter and was off 38% for the six months as sales of the company's inhaleable insulin came in under expectations.

While certain sectors, such as housing, have been under a lot of pressure so far this year, we believe the overall economy remains remarkably healthy. We feel the market is continuing to offer plenty of investment opportunities for discriminating small-cap investors.

Risks include stock market fluctuations due to economic and business developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Columbia Acorn USA (LAUAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2007

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	9.36% 3.07	15.69% 9.04	14.73% 13.38	14.05% 13.05
Returns after taxes on distributions	NAV POP	9.22 2.94	15.23 8.61	14.43 13.09	13.80 12.80
Returns after taxes on distributions and sale of fund shares	NAV POP	6.29 2.19	10.77 6.41	12.93 11.71	12.45 11.53
Russell 2000 (pretax)		6.45	16.43	13.88	9.94

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year to date data not annualized.

Columbia Acorn USA Portfolio Diversification

as a % of net assets as of 6/30/07

Columbia Acorn USA Top 10 Holdings

as a % of net assets as of 6/30/07

1.	ITT Educational Services Post-secondary Degree Programs	2.5%
2.	Genlyte Group Commercial Lighting Fixtures	2.2%
3.	Crown Castle International Communications Towers	2.1%
4.	FMC Technologies Oil & Gas Well Head Manufacturer	1.9%
5.	Time Warner Telecom Fiber Optic Telephone/Data Services	1.8%
6.	AmeriCredit Auto Lending	1.7%
7.	Abercrombie & Fitch Teen Apparel Retailer	1.7%
8.	Edwards Lifesciences Heart Valves	1.7%
9.	Oxford Industries Branded & Private Label Apparel	1.7%
10.	Tellabs Telecommunications Equipment	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $75,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through June 30, 2007

Illustration is based on a hypothetical $75,000 investment from inception in Class A shares of the Fund, which includes a 4.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$1,703.5 million

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Please visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 6/30/07

Nintendo	4.9%
Potash Corp. of Saskatchewan	3.2%
Hong Kong Exchanges and Clearing	3.2%
Hexagon	2.7%
Kenedix	2.3%
Singapore Exchange	1.8%
C&C Group	0.1%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn International Select climbed 7.31% (Class A shares, without sales charge) in the second quarter, outpacing the 6.08% gain of the S&P/Citigroup World ex-US Cap Range $2-10B Index. Year to date, the Fund was up 11.62% vs. a 12.04% return for the index.

Japan's Nintendo continued to post strong returns in the second quarter, increasing 27%. For the first six months of the year, the stock was up 49% as sales of its Wii gaming system continue to break records and strong sales of its gaming software followed suit. Canada's Potash Corp. of Saskatchewan, the worlds' largest producer of potash, gained 48% in the quarter and was up 65% for the half year as increasing crop prices bode well for fertilizer prices. Sweden's Hexagon, a manufacturer of measurement equipment and polymers, increased 42% in the quarter and 35% for the six months on strong earnings news.

Increased liquidity and favorable earnings news boosted the performance of Asian markets, excluding Japan. The Fund's equity and derivatives market operators, Hong Kong Exchanges and Clearing and Singapore Exchange, both benefited from increased trading volumes. Hong Kong Exchanges and Clearing increased nearly 48% in the quarter and was up 32% for the half year. Singapore Exchange saw similar gains for the quarter, up 48%, and for the six months the stock was up 76%.

Laggards for the quarter included Kenedix, a Japanese real estate investment management company. The stock fell 27% in the quarter and was off 18% for the first half of the year due to the rise in interest rates in Japan and concerns that the real estate sector would suffer. Banca Italease, an Italian leasing and factoring company, fell 46% in the quarter and was sold out of the Fund as the company seriously misjudged the amount of exposure it had to interest rate derivatives, which could result in a required capital increase for the firm. Last year Irish beverage company C&C Group was a star performer for Columbia Acorn International Select but the stock has cooled in 2007. Company earnings and sales have declined due to increased competition and very poor summer weather. The stock fell 8% in the quarter and was down 21% year to date.

International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Investments in small- and mid-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid.

Columbia Acorn International Select (LAFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2007

Inception 10/16/00		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	11.62% 5.20	34.62% 26.88	21.58% 20.15	9.00% 8.04
Returns after taxes on distributions	NAV POP	11.52 5.11	34.60 26.86	21.61 20.18	9.00 8.04
Returns after taxes on distributions and sale of fund shares	NAV POP	7.55 3.38	22.59 17.56	19.29 17.98	7.93 7.07
S&P/Citigroup World ex-US Cap Range $2-10B (pretax)		12.04	29.92	22.67	15.04

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year to date data not annualized.

Columbia Acorn International Select Portfolio Diversification

as a % of net assets as of 6/30/07

Columbia Acorn International Select Top 10 Holdings as a % of net assets as of 6/30/07

1.	Nintendo (Japan) Entertainment Software & Hardware	4.9%
2.	Fugro (Netherlands) Oilfield Services	3.6%
3.	CRH (Ireland) Global Building Materials	3.3%
4.	Hong Kong Exchanges and Clearing (Hong Kong) Hong Kong Equity & Derivatives Market Operator	3.2%
5.	Zumtobel (Austria) Lighting Systems	3.2%
6.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.2%
7.	Atwood Oceanics (United States) Offshore Drilling Contractor	3.1%
8.	Synthes (Switzerland) Products for Orthopedic Surgery	3.1%
9.	Smith & Nephew (United Kingdom) Medical Equipment & Supplies	3.0%
10.	SES Global (France) Satellite Broadcasting Services	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through June 30, 2007

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$222.0 million

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

Fund's Positions

in Mentioned Holdings

as of 6/30/07

ITT Educational Services	4.8%
Liberty Global	4.4%
Potash Corp. of Saskatchewan	3.5%
Tetra Technologies	1.8%
American Commercial Lines	1.7%
JB Hunt Transport Services	0.9%

Portfolio holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Columbia Acorn Select gained 9.05% (Class A shares, without sales charge) in the second quarter, ahead of its benchmark, the S&P MidCap 400 Index, which returned 5.84%. The Fund also topped the S&P 500's return of 6.28% in the quarter. Year to date, Columbia Acorn Select was up 16.64% vs. 11.98% for the S&P MidCap 400 and 6.96% for the S&P 500.

The top three drivers of Fund performance were the same this quarter as last quarter: ITT Educational Services, Potash Corp. of Saskatchewan and Liberty Global. All three companies displayed strong fundamentals and their combined return accounted for 4.7% of the Fund's 16.64% return year to date.

We made a few structural adjustments to Columbia Acorn Select during the quarter. The minimum dollar amount to open a new account is now $100,000, up from $50,000, and all retirement plans are now subject to the new minimum. We currently manage about $3.2 billon in assets in Columbia Acorn Select. Cash inflows have been very strong so far this year and we hope to temper this with the higher minimum. At the end of the period, the Fund had 10% of its assets in cash. We are finding ideas to buy, however most are valued at levels that we are willing to pay to build a small position but we don't want to bet the ranch, at least not yet. We do not want to be forced into initiating bigger positions just to accommodate cash inflows. While we don't believe we are reaching capacity with this product in the long run, we would like to be prudent in the short term.

We also increased the number of stocks we are allowed to hold in the Fund. Columbia Acorn Select can now invest in generally 30 to 60 companies (currently we hold 39), an increase from the previous 20 to 40. We still plan on running a select portfolio. Since starting the Fund in 1998, we have had over 40% of our assets in our top 10 names and we don't see this changing. We also slightly increased the percentage of the Fund that we can invest in foreign companies. Currently we have approximately 10% of the Fund's assets invested in international stocks, mostly in the raw materials sector.

We added three stocks to the portfolio during the quarter: American Commercial Lines, JB Hunt Transport Services and Tetra Technologies. We sold out of two positions, Nuveen Investments and Weight Watchers International.

We sold Nuveen one month before it announced it was selling itself to a private equity firm. Our crystal ball was smudged and we did not see the take out coming, but should we have? We sold Nuveen because we were concerned with the direction it was taking with its asset management division. We believe Nuveen was purchased at a much higher price than we sold it at because money has been abundant and private equity can leverage cheap money and pay lofty multiples while infusing little equity. The Nuveen sale prompted me to go back and look at our other sales since I became portfolio manager of the Fund in early 2004. We exited 22 positions and had another three companies taken over for cash during the last three years. Looking back at the reasons we had for selling the positions, we were often right yet many of these stocks trade at higher prices. This exercise reminded us how easily mistakes are forgiven in bull markets; companies can miss earnings estimates and growth can come in slower than Wall Street originally thought yet share prices can still go up. This is true for portfolio managers as well; most of us are putting up large returns during this period but will we keep these returns when the economy goes slack? When the market does cool, we believe owning the right stocks will be very important and having more structural flexibility within the Fund should help us to preserve capital. Thank you for your continued support of Columbia Acorn Select.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Columbia Acorn Select (LTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2007

Inception 10/16/000		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	16.64% 9.93	32.17% 24.57	18.06% 16.67	14.54% 13.54
Returns after taxes on distributions	NAV POP	16.46 9.77	31.60 24.03	17.74 16.36	14.26 13.26
Returns after taxes on distributions and sale of fund shares	NAV POP	10.89 6.53	21.38 16.42	15.88 14.62	12.84 11.92
S&P MidCap 400 (pretax)		11.98	18.51	14.17	10.28

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year to date data not annualized.

Columbia Acorn Select Portfolio Diversification

as a % of net assets as of 6/30/07

Columbia Acorn Select Top 10 Holdings

as a % of net assets as of 6/30/07

1.	Uranium One (South Africa) (previously UrAsia Energy) Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.	6.2%
2.	ITT Educational Services Post-secondary Degree Programs	4.8%
3.	Tellabs Telecommunications Equipment	4.6%
4.	Liberty Global Cable TV Franchises outside the USA	4.4%
5.	Conseco Life, Long-term Care & Medical Supplement Insurance	4.3%
6.	Safeway Supermarkets	3.8%
7.	Abercrombie & Fitch Teen Apparel Retailer	3.8%
8.	Janus Capital Group Manages Mutual Funds	3.5%
9.	Potash Corp. of Saskatchewan (Canada) World's Largest Producer of Potash	3.5%
10.	Expedia Online Travel Services Company	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $100,000 Investment in Columbia Acorn Select (Class A)*

October 16, 2000 through June 30, 2007

Illustration is based on a hypothetical $100,000 investment from inception in Class A shares of the Fund, which includes a 3.50% maximum initial sales charge for this level of investment. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$3,206.1 million

* The minimum initial investment amount for Columbia Acorn Select was increased to $100,000 on June 25, 2007. Certain exclusions may apply.

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Performance may reflect any voluntary waivers or reimbursements of fund expenses by the Adviser or its affiliates. Absent these waivers, or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the second quarter up 1.98% (Class A shares, without sales chage) and posted a 4.25% year-to-date gain. Fund performance, as expected, was between the S&P 500 Index and the Lehman Brothers U.S. Credit Intermediate Bond Index for both time periods (see Page 4 for index data).

Fund returns came in below the 4.96% quarterly gain and 6.79% six-month increase of the Lipper Flexible Portfolio Funds Index. Key to its investment strategy, Columbia Thermostat Fund sells a portion of its stock funds when the S&P 500 goes up and invests more in bonds. Because 2007 has generally been a strong year for equities, Columbia Thermostat Fund has had more of its portfolio in bonds than the average fund in the Lipper Flexible Portfolio Funds Index. This dampened the Fund's relative returns in the first six months of this year. However, if the equity weakness that arose just following the period end persists, Columbia Thermostat Fund's relative performance is likely to improve. Additionally, our approach should automatically ensure that we are buying equities if there is a sustained drop in prices. At the end of the period, the Fund had a 35% exposure to stocks and a 65% exposure to bonds.

As the following table illustrates, the equity portion of the portfolio had impressive gains in the quarter and year to date through June 30, 2007. For the second quarter, the Fund's equity component was up 6.70% and, for the half year, it was up 9.71%. Columbia Acorn Select posted top gains for both time periods, followed by Columbia Acorn International and Columbia Acorn Fund. On the fixed income side, the Fund's income component was down 0.70% for the quarter and gained just 0.75% for the half year.

Results of the Funds Owned in Columbia Thermostat Fund

at June 30, 2007

Equities Fund	Weightings in Category	2nd quarter returns	Year-to-date returns to 6/30/07
Columbia Acorn Fund Z	15%	6.70%	11.55%
Columbia Acorn Select Z	10%	9.12%	16.76%
Columbia Marsico Growth Fund	15%	5.34%	6.01%
Columbia Acorn International Z	15%	8.61%	14.59%
Columbia Dividend Income Fund	20%	5.69%	7.88%
Columbia Large Cap Enhanced Core Fund	25%	6.17%	6.60%
Weighted Average Equity Return	100%	6.70%	9.71%
Fixed Income Fund	Weightings in Category	2nd quarter returns	Year-to-date returns to 6/30/07
Columbia Federal Securities Fund	30%	-1.06%	0.28%
Columbia Intermediate Bond Fund	50%	-0.52%	0.77%
Columbia Conservative High Yield Fund	20%	-0.64%	1.42%
Weighted Average Income Return	100%	-0.70%	0.75%

Columbia Thermostat Fund Rebalancing in the Second Quarter

April 16, 2007:	35% stock, 65% bond
May 4, 2007:	30% stock, 70% bond
June 8, 2007:	35% stock, 65% bond

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Small- and mid-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia
Thermostat Fund (CTFAX)

At a Glance

Performance data quoted represents past performance and current performance may be higher or lower. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance may reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results may be lower. Visit columbiafunds.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2007

Inception 3/3/03		Year to date*	1 year	3 years	Life of fund
Returns before taxes	NAV POP	4.25% -1.75	12.58% 6.11	8.77% 6.65	11.88% 10.36
Returns after taxes on distributions	NAV POP	3.78 -2.19	10.21 3.87	6.87 4.78	10.43 8.93
Returns after taxes on distributions and sale of fund shares	NAV POP	3.20 -0.72	9.42 5.14	6.79 4.97	9.74 8.40
S&P 500 (pretax)		6.96	20.59	11.68	16.42
Lehman Brothers U.S. Credit Intermediate Bond Index (pretax)		1.28	6.34	3.79	3.70
Lipper Flexible Portfolio Funds Index (pretax)		6.79	16.83	11.10	14.13

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the tax impact of gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*Year to date data not annualized.

Columbia Thermostat Fund Asset Allocation

as a % of net assets as of 6/30/07

Columbia Thermostat Fund Portfolio Weightings

as a % of assets in each investment category
as of 6/30/07

Stock Mutual Funds

Columbia Large Cap Enhanced Core Fund	25%
Columbia Dividend Income Fund	20%
Columbia Acorn Fund	15%
Columbia Acorn International	15%
Columbia Marsico Growth Fund	15%
Columbia Acorn Select	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund	50%
Columbia Federal Securities Fund	30%
Columbia Conservative High Yield Fund	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through June 30, 2007

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$180.0 million

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/07	06/30/07
Additions
Information
Blackbaud	0	613,000
Ciena	0	370,000
Dolby Laboratories	0	250,000
Epicor	671,000	1,500,000
Equinix	190,000	225,000
Everlight Electronics (Taiwan)	3,198,000	6,400,000
FARO Technologies	685,000	860,000
II-VI	2,025,000	2,220,000
Informa Group (United Kingdom)	0	1,300,000
IPG Photonics	750,000	1,190,000
Kenexa	962,000	1,200,000
MetroPCS Communications	0	175,000
Microsemi	1,925,000	2,250,000
Polycom	1,060,000	1,250,000
Red Hat	0	900,000
Sanmina-SCI	10,000,000	14,522,000
Scientific Games	500,000	2,000,000
Switch & Data Facilities	370,000	877,000
Taylor Nelson Sofres (United Kingdom)	0	2,358,000
Tellabs	14,100,000	15,380,000
TheStreet.com	0	1,094,000
Time Warner Telecom	4,700,000	6,200,000
Trimble Navigation	2,900,000	3,070,000
Industrial Goods & Services
Albany International	234,000	700,000
American Commercial Lines	0	1,900,000
American Reprographics	1,500,000	2,000,000
Cytec Industries	0	400,000
Donaldson	3,800,000	4,000,000
Interline Brands	500,000	1,000,000
Intertek Testing (United Kingdom)	0	631,000
Kansai Paint (Japan)	0	124,000
Stork (Netherlands)	0	56,492
Union Tool (Japan)	44,300	360,000
Vulcan Materials	0	175,000
Wavin (Netherlands)	90,000	611,460
Consumer Goods & Services
Ambassadors Group	0	135,000
Hansen Natural	850,000	1,650,000
Herman Miller	2,500,000	3,800,000
NutriSystem	1,000,000	1,120,000
Thor Industries	441,000	561,000

	Number of Shares
	03/31/07	06/30/07
Finance
BOK Financial	2,605,000	2,852,000
CAI International	0	200,000
Conseco	4,000,000	5,000,000
First Financial Bankshares	286,000	386,000
HCC Insurance Holdings	3,125,000	3,600,000
MB Financial	0	700,000
Philadelphia Consolidated Holding	2,040,000	2,390,000
TriCo Bancshares	0	200,000
West Bancorporation	1,049,000	1,249,000
Energy & Minerals
Carrizo Oil & Gas	0	1,100,000
Dresser-Rand Group	0	552,000
Fugro (Netherlands)	3,418,301	3,584,037
SBM Offshore (Netherlands)	0	250,000
Tesco	190,000	1,044,000
Tetra Technologies	1,228,000	1,988,000
Health Care
Arena Pharmaceuticals	1,179,000	1,320,000
BioMarin	2,375,000	3,940,000
Collagenex Pharmaceuticals	1,000,000	1,200,000
Eresearch Technology	2,600,000	3,000,000
Healthcare Services Group	0	400,000
OPG Groep (Netherlands)	270,000	1,080,000
Pharmacopeia	0	825,000
QIAGEN	0	900,000
Seattle Genetics	3,300,000	3,720,000
Other Industries
Gaylord Entertainment	1,760,000	2,000,000
Jiangsu Expressway (China)	0	6,790,000

	Number of Shares
	03/31/07	06/30/07
Sales
Information
Activision	1,000,000	750,000
Advantech (Taiwan)	9,956,115	8,157,000
Alltel	1,200,000	0
Avnet	3,105,000	2,490,000
Cubic	273,000	0
Fair Isaac	916,000	0
Gemstar-TV Guide International	8,000,000	0
infoUSA	1,450,000	800,000
Jabil Circuit	1,320,000	690,000
JDA Software	1,490,000	0
Kronos	2,750,000	0
Liberty Media Corp-Interactive	655,000	0
NAVTEQ	1,400,000	1,200,000
Openwave Systems	2,500,000	1,500,000
Seachange International	964,000	0
SRA International	1,350,000	1,050,000
Supertex	950,000	820,000
TALX	865,000	0
THQ	2,300,000	2,000,000
WebEx	353,000	0
Industrial Goods & Services
Gardner Denver	350,000	0
Grafton Group (Ireland)	1,600,000	0
K&F Industries	1,712,000	0
Neopost (France)	140,000	112,000
Quanta Services	2,500,000	2,200,000
UTI Worldwide	3,000,000	2,700,000
Worthington Industries	1,800,000	1,500,000
Consumer Goods & Services
C&C Group (Ireland)	800,000	26,000
Central Parking	1,168,000	0
Ducati Motor (Italy)	5,700,000	5,410,390
Edgars Consolidated Stores (South Africa)	3,500,000	0
Fleetwood Enterprises	3,255,000	2,500,000
HNI	2,550,000	2,236,000
ITT Educational Services	2,250,000	2,000,000
Regis	800,000	0
Techtronic Industries (Hong Kong)	14,999,300	0
Williams-Sonoma	250,000	0
Winnebago	540,000	390,000

	Number of Shares
	03/31/07	06/30/07
Finance
Anchor Bancorp Wisconsin	1,178,000	978,000
Anglo Irish Bank (Ireland)	1,800,000	0
Banca Italease (Italy)	250,000	0
East West Bancorp	200,000	0
Northern Rock (United Kingdom)	2,500,000	0
Nuveen Investments	2,157,000	1,303,000
Paragon Group (United Kingdom)	1,000,000	0
RLI	570,000	0
SY Bancorp	48,000	0
Energy & Minerals
Key Energy Services	730,000	170,000
McMoran Exploration	870,000	470,000
Newpark Resources	310,000	0
St. Mary Land & Exploration	850,000	500,000
Vaalco Energy	3,200,000	2,750,000
Health Care
Cytokinetics	2,000,000	0
Dendrite International	1,433,000	0
Nuvelo	1,650,000	1,025,000
The Medicines Company	600,000	0
United Surgical Partners	1,150,000	0
Viasys Healthcare	1,200,000	0
Other Industries
DiamondRock Hospitality	3,700,000	3,500,000

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2007

Number of Shares		Value (000)
		Equities: 93.6%
Information 23.6%
	> Business Software 3.3%
12,000,000	Novell (a)	$93,480
	Directory, Operating System & Identity Management Software
1,400,000	Micros Systems (a)	76,160
	Information Systems for Restaurants & Hotels
3,300,000	Parametric Technology (a)	71,313
	Engineering Software & Services
1,800,000	Avid Technology (a)	63,630
	Digital Nonlinear Editing Software & Systems
4,000,000	Informatica (a)	59,080
	Enterprise Data Integration Software
2,131,000	Concur Technologies (a)(b)	48,693
	Web Enabled Cost & Expense Management Software
1,200,000	Kenexa (a)	45,252
	Recruiting and Workforce Management Solutions
6,000,000	Actuate (a)(b)	40,740
	Information Delivery Software & Solutions
1,800,000	Cadence Design Systems (a)	39,528
	Electronic Design Automation Software
2,500,000	Radiant Systems (a)(b)	33,100
	Point of Sale Systems: Convenient Stores & Restaurants
3,000,000	Lawson Software (a)	29,670
	Enterprise Resource Planning (ERP) Software
3,500,000	Agile Software (a)(b)	28,210
	Product Design Software
1,500,000	Epicor (a)	22,305
	Software Systems to Run Small Businesses
900,000	Red Hat (a)	20,052
	Maintenance & Support for Opensource
613,000	Blackbaud	13,535
	Software & Services for Non-Profits
3,500,000	Tumbleweed Communications (a)(b)	8,925
	Email Content Security & File Transfer Management
		693,673
	> Computer Hardware & Related Equipment 3.0%
3,800,000	Amphenol	135,470
	Electronic Connectors
2,090,000	Belden CDT	115,681
	Specialty Cable
2,220,000	II-VI (a)(b)	60,317
	Laser Components
1,426,000	Nice Systems (Israel) (a)	49,539
	Audio & Video Recording Solutions
460,000	Wincor Nixdorf (Germany)	42,636
	Retail POS Systems & ATM Machines
860,000	Zebra Technologies (a)	33,316
	Bar Code Printers
900,000	Netgear (a)	32,625
	Networking Products for Small Business & Home
1,027,000	Avocent (a)	29,793
	Computer Control Switches
8,157,000	Advantech (Taiwan)	26,050
	Embedded Computers

Number of Shares		Value (000)
620,000	Rogers (a)	$22,940
	PCB Laminates & High-performance Foams
735,000	Excel Technology (a)(b)	20,536
	Laser Systems & Electro-optical Components
375,000	Diebold	19,575
	Automated Teller Machines
1,310,000	CTS	16,585
	Electronic Components, Sensors & Electronics Manufacturing Solutions
325,000	Stratasys (a)	15,269
	Rapid Prototyping Systems
500,000	Intermec (a)	12,655
	Bar Code & Wireless LAN Systems
250,000	Dolby Laboratories (a)	8,853
	Audio Technology for Consumer Electronics
		641,840
	> Mobile Communications 2.1%
4,500,000	Crown Castle International (a)	163,215
	Communications Towers
3,500,000	American Tower (a)	147,000
	Communications Towers in USA & Mexico
8,000,000	Dobson Communications (a)(b)	88,880
	Rural & Small City Cellular Telephone Services
600,000	Telephone & Data Systems	37,542
	Cellular & Wireline Telephone Services
1,500,000	Openwave Systems	9,390
	Internet Software for Mobile Devices
600,000	Globalstar (a)	6,210
	Satellite Mobile Voice & Data Carrier
175,000	MetroPCS Communications (a)	5,782
	Discount Cellular Telephone Services
		458,019
	> Instrumentation 2.1%
2,800,000	Flir Systems (a)	129,500
	Infrared Cameras
3,070,000	Trimble Navigation (a)	98,854
	GPS-based Instruments
750,000	Mettler Toledo (a)	71,632
	Laboratory Equipment
800,000	Varian (a)	43,864
	Analytical Instruments
600,000	Dionex (a)	42,594
	Ion & Liquid Chromatography
860,000	FARO Technologies (a)(b)	27,400
	Precision Measurement Equipment
1,190,000	IPG Photonics (a)	23,741
	Fiber Lasers
		437,585
	> CATV 1.6%
4,500,000	Discovery Holding (a)	103,455
	CATV Programming
2,050,000	Liberty Global Series C (a)	80,565
1,500,000	Liberty Global Series A (a)	61,560
	Cable TV Franchises Outside the USA
70,000	Jupiter Telecommunications (Japan) (a)	57,722
	Largest Cable Service Provider in Japan
130,000	Liberty Media Corp - Capital (a)	15,298
	CATV Holding Company

Number of Shares		Value (000)
	> CATV—continued
1,250,000	Mediacom Communications (a)	$12,113
	Cable Television Franchises
		330,713
	> Semiconductors & Related Equipment 1.5%
4,800,000	Integrated Device Technology (a)	73,296
	Communications Semiconductors
2,250,000	Microsemi (a)	53,887
	Analog/Mixed Signal Semiconductors
4,425,000	Entegris (a)	52,569
	Semiconductor Wafer Shipping & Handling Products
1,270,000	Littelfuse (a)(b)	42,888
	Little Fuses
3,257,000	AMIS Holdings (a)	40,777
	Mixed-signal Semiconductors
820,000	Supertex (a)(b)	25,699
	Mixed-signal Semiconductors
6,400,000	Everlight Electronics (Taiwan)	22,868
	A Led Packager
1,905,000	IXYS (a)(b)	15,907
	Power Semiconductors
		327,891
	> Gaming Equipment & Services 1.4%
2,750,000	International Game Technology	109,175
	Slot Machines & Progressive Slots
3,150,000	Bally Technologies (a)(b)	83,223
	Slot Machines & Software
2,000,000	Scientific Games (a)	69,900
	Lottery Services Provider
2,430,000	Shuffle Master (a)(b)	40,338
	Card Shufflers & Casino Games
		302,636
	> Internet Related 1.4%
3,000,000	ValueClick (a)	88,380
	Internet Advertising
9,500,000	SkillSoft (a)(b)	88,255
	Web-based Learning Solutions (E-Learning)
4,000,000	CNET Networks (a)	32,760
	Internet Advertising on Niche Websites
1,000,000	Sohu.com (China) (a)	31,990
	Advertising on Chinese Internet Portal
225,000	Equinix (a)	20,581
	Network Neutral Data Centers
877,000	Switch & Data Facilities (a)	16,829
	Network Neutral Data Centers
1,094,000	TheStreet.com	11,903
	Financial Information Website Publisher
		290,698
	> Financial Processors 1.1%
2,774,000	Global Payments	109,989
	Credit Card Processor
6,500,000	Hong Kong Exchanges and Clearing (Hong Kong)	91,966
	Hong Kong Equity & Derivatives Market Operator
5,000,000	Singapore Exchange (Singapore)	31,933
	Singapore Equity & Derivatives Market Operator
		233,888

Number of Shares		Value (000)
	> Telecommunications Equipment 1.1%
15,380,000	Tellabs (a)	$165,489
	Telecommunications Equipment
1,250,000	Polycom (a)	42,000
	Video Conferencing Equipment
370,000	Ciena (a)	13,368
	Optical Transport & Broadband Access Equipment
1,510,000	Symmetricom (a)	12,684
	Network Timing & Synchronization Devices
		233,541
	> Business Information & Marketing Services 1.1%
3,460,000	Ceridian (a)	121,100
	HR Services & Payment Processing
2,300,000	Navigant Consulting (a)	42,688
	Financial Consulting Firm
2,000,000	ProQuest (b)	19,080
	Education Services for the K-12 Market
420,000	FTI Consulting (a)	15,973
	Financial Consulting Firm
250,000	Getty Images (a)	11,952
	Photographs for Publications & Electronic Media
2,358,000	Taylor Nelson Sofres (United Kingdom)	11,152
	Market Research
800,000	infoUSA	8,176
	Business Data for Sales Leads
		230,121
	> Telephone Services 0.9%
6,200,000	Time Warner Telecom (a)	124,620
	Fiber Optic Telephone/Data Services
1,300,000	Cogent Communications (a)	38,831
	Internet Data Pipelines
1,400,000	Windstream	20,664
	Rural Telephone Franchises
		184,115
	> Electronics Distribution 0.5%
2,490,000	Avnet (a)	98,704
	Electronic Components Distribution
710,000	Agilysys	15,975
	IT Distributor
		114,679
	> Contract Manufacturing 0.4%
14,522,000	Sanmina-SCI (a)	45,454
	Electronic Manufacturing Services
1,020,000	Plexus (a)	23,450
	Electronic Manufacturing Services
690,000	Jabil Circuit	15,228
	Electronic Manufacturing Services
		84,132
	> Computer Services 0.4%
5,000,000	iGate (a)(b)	40,100
	IT & Business Process Outsourcing Services
1,050,000	SRA International (a)	26,523
	Government IT Services
4,600,000	AnswerThink (a)(b)	16,652
	IT Integration & Best Practice Research
		83,275

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Consumer Software 0.3%
2,000,000	THQ (a)	$61,040
	Entertainment Software
750,000	Activision (a)	14,002
	Entertainment Software
		75,042
	> Television Programming 0.3%
4,000,000	Lions Gate Entertainment (a)	44,120
	Film & TV Studio
433,900	Alliance Atlantis Communication (Canada) (a)	21,299
	CATV Channels, TV/Movie Production/ Distribution
		65,419
	> Publishing 0.3%
1,200,000	NAVTEQ (a)	50,808
	Map Data for Electronic Devices
1,300,000	Informa Group (United Kingdom)	14,451
	Global Publisher & Event Organizer
		65,259
	> Satellite Broadcasting & Services 0.3%
2,755,000	SES Global (France)	59,384
	Satellite Broadcasting Services
		59,384
	> Radio 0.3%
1,541,000	Salem Communications (b)	17,090
	Radio Stations for Religious Programming
1,500,000	Cumulus Media (a)	14,025
	Radio Stations in Small Cities
1,400,000	Saga Communications (a)(b)	13,720
	Radio Stations in Small- & Mid- Sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	10,320
	Spanish Language Radio Stations
		55,155
	> TV Broadcasting 0.2%
2,500,000	Entravision Communications (a)	26,075
	Spanish Language TV, Radio & Outdoor
1,750,000	Gray Television	16,222
	Mid Market Affiliated TV Stations
		42,297
Information: Total		5,009,362
Industrial Goods & Services 18.1%
	> Machinery 5.5%
5,000,000	Ametek	198,400
	Aerospace/Industrial Instruments
4,000,000	Donaldson (b)	142,200
	Industrial Air Filtration
3,500,000	Clarcor (b)	131,005
	Mobile & Industrial Filters
2,850,000	Pentair	109,924
	Pumps & Water Treatment
2,300,000	Pall	105,777
	Filtration & Fluids Clarification
1,900,000	Mine Safety Appliances (b)	83,144
	Safety Equipment

Number of Shares		Value (000)
2,200,000	ESCO Technologies (b)	$79,772
	Automatic Electric Meter Readers
1,300,000	Kaydon	67,756
	Specialized Friction & Motion Control Products
750,000	Armor Holdings (a)	65,153
	Military Trucks, Armor & Helmets
1,250,000	Nordson	62,700
	Dispensing Systems for Adhesives & Coatings
833,000	Toro	49,055
	Turf Maintenance Equipment
2,100,000	Goodman Global (a)	46,662
	HVAC Equipment Manufacturer
112,000	Neopost (France)	16,380
	Postage Meter Machines
360,000	Union Tool (Japan)	13,299
	Precision Drill Bit Manufacturer
		1,171,227
	> Other Industrial Services 3.1%
5,500,000	Expeditors International of Washington	227,150
	International Freight Forwarder
2,700,000	UTI Worldwide	72,333
	Global Logistics & Freight Forwarding
1,900,000	Forward Air (b)	64,771
	Freight Transportation Between Airports
2,000,000	American Reprographics (a)	61,580
	Document Management & Logistics
1,750,000	Mobile Mini (a)	51,100
	Portable Storage Units Leasing
1,900,000	American Commercial Lines (a)	49,495
	Operator of Inland Barges/Builder of Inland Barges
2,000,000	Labor Ready (a)	46,220
	Temporary Manual Labor
374,000	Imtech (Netherlands)	32,444
	Engineering & Technical Services
600,000	G&K Services	23,706
	Uniform Rental
655,000	TAL International Group	19,460
	Intermodal Freight Containers Leasing
631,000	Intertek Testing (United Kingdom)	12,371
	Testing, Inspection, Certification Services
		660,630
	> Construction 1.9%
1,900,000	Florida Rock	128,250
	Aggregates & Concrete
650,000	Martin Marietta Materials	105,313
	Aggregates
2,200,000	Simpson Manufacturing	74,228
	Wall Joint Maker
300,000	Geberit (Switzerland)	51,187
	Plumbing Supplies
175,000	Vulcan Materials	20,044
	Aggregates, Concrete & Asphalt
700,000	Kingspan Group (Ireland)	19,575
	Building Insulation & Environmental Containers
		398,597

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 1.7%
590,000	Novozymes (Denmark)	$68,394
	Industrial Enzymes
28,000	Sika (Switzerland)	57,146
	Chemicals for Construction & Industrial Applications
2,000,000	Spartech (b)	53,100
	Plastics Distribution & Compounding
1,228,000	Drew Industries (a)(b)	40,696
	RV & Manufactured Home Components
195,000	Sociedad Quimica y Minera de Chile (Chile)	33,548
	Producer of Specialty Fertilizers, Lithium, & Iodine
400,000	Carbone Lorraine (France)	31,042
	Advanced Industrial Materials
700,000	Albany International	28,308
	Paper Machine Clothing and Advanced Textiles
400,000	Cytec Industries	25,508
	Aerospace Composites & Specialty Chemical
441,384	Koninklijke TenCate (Netherlands)	16,895
	Advanced Textiles & Industrial Fabrics
611,460	Wavin (Netherlands)	14,709
	Largest European Plastic Pipe Systems Company
124,000	Kansai Paint (Japan)	1,083
	Paint Producer in Japan, India, China & Southeast Asia
		370,429
	> Industrial Distribution 1.7%
2,375,000	Watsco (b)	129,200
	HVAC Distribution
1,300,000	WW Grainger	120,965
	Industrial Distribution
1,925,000	Airgas	92,207
	Industrial Gas Distributor
1,000,000	Interline Brands (a)	26,080
	Industrial Distribution
		368,452
	> Electrical Components 1.3%
2,600,000	Genlyte Group (a)(b)	204,204
	Commercial Lighting Fixtures
700,000	Legrand (France)	25,191
	Electrical Components
1,125,000	Ushio (Japan)	24,927
	Industrial Light Sources
500,000	Zumtobel (Austria) (a)	18,651
	Lighting Systems
		272,973
	> Conglomerates 1.0%
4,845,000	Hexagon (Sweden)	92,916
	Measurement Equipment & Polymers
2,758,309	Aalberts Industries (Netherlands)	75,736
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	38,634
	Electronic Parts & Ceramics
56,492	Stork (Netherlands)	3,667
	Industrial Services & Food Processing Equipment
		210,953

Number of Shares		Value (000)
	> Outsourcing Services 0.8%
2,200,000	Quanta Services (a)	$67,474
	Electrical & Telecom Construction Services
1,900,000	Administaff (b)	63,631
	Professional Employer Organization
817,021	USG People (Netherlands)	38,383
	Temporary Staffing Services
600,000	GP Strategies (a)	6,528
	Training Programs
		176,016
	> Steel 0.7%
2,860,000	Gibraltar Industries (b)	63,349
	Steel Processing & Building Products
135,000	Vallourec (France)	43,143
	Oil, Gas & Industrial Seamless Tubes
1,500,000	Worthington Industries	32,475
	Steel Processing & Manufactured Metal Products
		138,967
	> Waste Management 0.4%
2,550,000	Waste Connections (a)	77,112
	Solid Waste Management
		77,112
Industrial Goods & Services: Total		3,845,356
Consumer Goods & Services 18.1%
	> Retail 4.1%
3,140,000	Abercrombie & Fitch	229,157
	Teen Apparel Retailer
9,130,000	Chico's FAS (a)(b)	222,224
	Women's Specialty Retailer
4,600,000	Urban Outfitters (a)	110,538
	Apparel & Home Specialty Retailer
1,975,000	J Crew Group (a)	106,828
	Multi-channel Branded Retailer
3,743,000	Christopher & Banks (b)	64,192
	Women's Apparel Retailer
1,223,000	AnnTaylor Stores (a)	43,319
	Women's Apparel Retailer
1,954,600	RONA (Canada) (a)	40,826
	Leading Canadian Do-it-yourself Retailer
775,000	Genesco (a)	40,540
	Multi-concept Branded Footwear Retailer
1,200,000	Gaiam (a)(b)	21,876
	Healthy Living Catalogs & E-commerce
		879,500
	> Other Consumer Services 2.5%
2,000,000	ITT Educational Services (a)	234,760
	Post-secondary Degree Programs
5,400,000	ServiceMaster	83,484
	Lawn Care, Pest Control, Commercial Disaster Responce
1,120,000	NutriSystem (a)	78,221
	Weight Loss Programs
1,275,000	Weight Watchers International	64,821
	Weight Loss Programs
1,500,000	Universal Technical Institute (a)(b)	38,085
	Vocational Training

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Other Consumer Services—continued
110,000	Pierre & Vacances (France)	$16,782
	Vacation Apartment Lets
2,550,000	Princeton Review (a)(b)	12,189
	College Preparation Courses
100,000	Lincoln Technical Institute (a)	1,486
	Vocational Training
		529,828
	> Apparel 2.5%
7,330,000	Coach (a)	347,369
	Designer & Retailer of Branded Leather Accessories
1,069,000	Oxford Industries (b)	47,399
	Branded & Private Label Apparel
1,818,000	Carter's (a)	47,159
	Children's Branded Apparel
3,000,000	Billabong International (Australia)	45,426
	Action Sports Apparel Brand Manager
900,000	True Religion Apparel (a)	18,297
	Premium Denim
600,000	Heelys (a)	15,516
	Wheeled Footwear
		521,166
	> Leisure Products 1.7%
1,500,000	Harley-Davidson	89,415
	Motorcycles & Related Merchandise
1,416,000	Speedway Motorsports	56,612
	Motorsport Racetrack Owner & Operator
1,025,000	International Speedway	54,028
	Largest Motorsports Racetrack Owner & Operator
900,000	Polaris Industries	48,744
	Leisure Vehicles & Related Products
1,032,000	RC2 (a)	41,290
	Toys, Infant Products & Collectibles
561,000	Thor Industries	25,323
	RV & Bus Manufacturer
2,500,000	Fleetwood Enterprises (a)	22,625
	RV & Manufactured Home Maker
390,000	Winnebago	11,513
	Premier Motorhome Maker
		349,550
	> Nondurables 1.6%
2,860,000	Scotts Miracle-Gro	122,808
	Consumer Lawn & Garden Products
2,060,000	Jarden (a)	88,601
	Branded Household Products
1,010,000	Chattem (a)(b)	64,014
	Personal Care Products
1,800,000	Helen of Troy (a)(b)	48,600
	Hair Dryers & Curling Irons
1,100,000	Natura Cosmeticos (Brazil)	15,967
	Direct Retailer of Cosmetics
		339,990
	> Furniture & Textiles 1.4%
3,800,000	Herman Miller (b)	120,080
	Office Furniture
2,236,000	HNI	91,676
	Office Furniture & Fireplaces

Number of Shares		Value (000)
1,818,000	Knoll	$40,723
	Office Furniture
3,144,000	Nobia (Sweden)	39,129
	Kitchen Cabinet Manufacturing & Distribution
		291,608
	> Travel 1.3%
2,390,000	Vail Resorts (a)(b)	145,479
	Ski Resort Operator & Developer
4,000,000	Expedia (a)	117,160
	Online Travel Services Company
425,000	Choice Hotels	16,796
	Franchisor of Budget Hotel Brands
135,000	Ambassadors Group	4,797
	Educational Student Travel Services
		284,232
	> Casinos & Gaming 1.2%
1,700,000	Penn National Gaming (a)	102,153
	Regional Casino Operator
3,200,000	Pinnacle Entertainment (a)(b)	90,080
	Regional Casino Operator
400,000	Station Casinos	34,720
	Las Vegas Locals Casinos
690,000	Intralot (Greece)	22,228
	Lottery & Gaming Systems & Services
226,000	Lakes Entertainment (a)	2,669
	Native American Casinos Development
		251,850
	> Restaurants 0.7%
2,145,000	Sonic (a)	47,447
	Quick Service Restaurant
1,000,000	Red Robin Gourmet Burgers (a)(b)	40,370
	Casual Dining Restaurant
1,150,000	Cheesecake Factory (a)	28,198
	Casual Dining Restaurants
1,600,000	AFC Enterprises (a)(b)	27,664
	Popeyes Restaurants
		143,679
	> Consumer Goods Distribution 0.5%
2,890,000	Pool (b)	112,797
	Distributor of Swimming Pool Supplies & Equipment
		112,797
	> Food & Beverage 0.4%
1,650,000	Hansen Natural (a)	70,917
	Alternative Beverages
1,000,000	IAWS Group (Ireland)	20,947
	Baked Goods
26,000	C&C Group (Ireland)	349
	Beverage Company
		92,213
	> Other Durable Goods 0.1%
5,410,390	Ducati Motor (Italy) (a)	13,169
	Motorcycles & Related Merchandise
900,000	Champion Enterprises (a)	8,847
	Manufactured Homes
172,000	Cavco Industries (a)	6,453
	Higher End Manufactured Homes
		28,469

Number of Shares		Value (000)
	> Cruise Lines 0.1%
400,000	Carnival	$19,508
	Largest Cruise Line
		19,508
Consumer Goods & Services: Total		3,844,390
Finance 12.3%
	> Insurance 3.9%
3,600,000	HCC Insurance Holdings	120,276
	Specialty Insurance
5,000,000	Conseco (a)	104,450
	Life, Long Term Care, & Medical Supplement Insurance
2,390,000	Philadelphia Consolidated Holding (a)	99,902
	Specialty Insurance
149,000	Markel (a)	72,199
	Specialty Insurance
1,200,000	Assurant	70,704
	Specialty Insurance
1,748,000	Leucadia National	61,617
	Insurance Holding Company
995,000	Protective Life	47,571
	Life Insurance
1,000,000	Endurance Specialty Holdings	40,040
	Commercial Lines Insurance/Reinsurance
740,000	Stancorp Financial Group	38,835
	Group Life & Disability Insurance
1,550,000	United America Indemnity (a)(b)	38,548
	Specialty Insurance
1,420,000	Selective Insurance Group	38,170
	Commercial & Personal Lines Insurance
750,000	Delphi Financial Group	31,365
	Group Employee Benefit Products & Services
1,000,000	Aspen Insurance	28,070
	Commercial Lines Insurance/Reinsurance
600,000	National Financial Partners	27,786
	Distributor of Life Insurance, Group Benefits & Investment Advisory Services
280,000	April Group (France)	14,750
	Insurance Policy Construction
		834,283
	> Banks 3.0%
2,852,000	BOK Financial	152,354
	Tulsa Based S.W. Bank
3,450,000	Associated Banc-Corp	112,815
	Midwest Bank
3,156,000	TCF Financial	87,737
	Great Lakes Bank
4,080,000	Glacier Bancorp (b)	83,028
	Mountain States Bank
1,222,000	Chittenden	42,709
	New England Bank
1,320,000	West Coast Bancorp (b)	40,115
	Portland Small Business Bank
700,000	MB Financial	24,318
	Chicago Bank
1,249,000	West Bancorporation (b)	19,946
	Des Moines Commercial Bank

Number of Shares		Value (000)
1,000,000	Depfa Bank (Ireland)	$17,706
	Investment Banker to Public Authorities
636,000	Great Southern Bancorp	17,204
	Missouri Real Estate Lender
386,000	First Financial Bankshares	14,980
	West Texas Bank
400,000	First Mutual Bancshares (b)	8,892
	Seattle Community Bank
250,000	First Busey	4,997
	Illinois Bank
150,000	Greene County Bancshares	4,689
	Tennessee Bank
200,000	TriCo Bancshares	4,472
	California Central Valley Community Bank
		635,962
	> Brokerage & Money Management 2.4%
5,500,000	Eaton Vance	242,990
	Specialty Mutual Funds
5,948,000	SEI Investments	172,730
	Mutual Fund Administration & Investment Management
1,303,000	Nuveen Investments	80,981
	Money Management
450,000	Investment Technology Group (a)	19,499
	Electronic Trading
		516,200
	> Finance Companies 1.5%
6,500,000	AmeriCredit (a)(b)	172,575
	Auto Lending
1,500,000	World Acceptance (a)(b)	64,095
	Personal Loans
1,219,000	McGrath Rentcorp	41,068
	Temporary Space & IT Rentals
900,000	Marlin Business Services (a)(b)	19,179
	Small Equipment Leasing
1,203,000	Electro Rent	17,492
	Test & Measurement Rentals
200,000	CAI International (a)	2,636
	International Container Leasing & Management
		317,045
	> Savings & Loans 1.5%
9,085,000	People's United	161,077
	Connecticut Savings & Loan
1,700,000	Housing Development Finance (India)	84,475
	Indian Mortgage Lender
1,285,000	Washington Federal	31,238
	Traditional Thrift
978,000	Anchor Bancorp Wisconsin	25,614
	Wisconsin Thrift
360,000	Provident New York Bancorp	4,864
	New York State Thrift
		307,268
Finance: Total		2,610,758

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Energy & Minerals 8.7%
	> Oil & Gas Producers 4.0%
2,500,000	XTO Energy	$150,250
	Oil & Gas Producer
2,700,000	Ultra Petroleum (a)	149,148
	Oil & Gas Producer
2,400,000	Equitable Resources	118,944
	Natural Gas Producer & Utility
4,900,000	Talisman Energy (Canada)	94,757
	Oil & Gas Producer
9,315,000	Tullow Oil (United Kingdom)	90,769
	Oil & Gas Producer
2,000,000	Southwestern Energy (a)	89,000
	Oil & Gas Producer
1,500,000	Range Resources	56,115
	Oil & Gas Producer
1,100,000	Carrizo Oil & Gas (a)	45,617
	Explores for Natural Gas & Crude Oil
700,000	Denbury Resources (a)	26,250
	Oil Producer Using Co2 Injection
500,000	St. Mary Land & Exploration	18,310
	Oil & Gas Producer
2,750,000	Vaalco Energy (a)	13,283
	Oil & Gas Producer
470,000	McMoran Exploration (a)	6,580
	Natural Gas Producer & Developer
		859,023
	> Oil Services 3.8%
3,584,037	Fugro (Netherlands) (b)	227,455
	Oilfield Services
2,820,000	FMC Technologies (a)	223,400
	Oil & Gas Well Head Manufacturer
1,200,000	Atwood Oceanics (a)	82,344
	Offshore Drilling Contractor
1,761,000	Rowan	72,166
	Offshore Drilling Contractor
1,988,000	Tetra Technologies (a)	56,062
	U.S.-based Services Company with Life of Field Approach
1,044,000	Tesco (a)	32,938
	Developing New Well Drilling Technologies
750,000	CARBO Ceramics	32,858
	Natural Gas Well Stimulants
1,001,000	ShawCor (Canada)	30,737
	Oil & Gas Pipeline Products
552,000	Dresser-Rand Group (a)	21,804
	Largest Manufacturer of Compressors
1,580,000	Enerflex Systems (Canada)	15,633
	Natural Gas Compresser Rental & Fabrication
250,000	SBM Offshore (Netherlands)	9,530
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
170,000	Key Energy Services (a)	3,150
	Well Workover Services
		808,077
	> Mining 0.6%
5,895,000	Uranium One (South Africa) (a)	75,095
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.

Number of Shares		Value (000)
2,900,000	Jubilee Mines (Australia)	$39,163
	Nickel Mining in Australia
1,000,000	Ivanhoe Mines (Canada) (a)	14,175
	Copper Mine Project in Mongolia
		128,433
	> Agricultural Commodities 0.2%
550,000	Aracruz Celulose (Brazil)	36,432
	Brazilian Hardwood Pulp Producer
		36,432
	> Oil Refining, Marketing & Distribution 0.1%
435,000	Oneok	21,928
	Natural Gas Distribution, Pipeline Processing & Trading
		21,928
Energy & Minerals: Total		1,853,893
Health Care 7.9%
	> Health Care Services 1.9%
1,000,000	Rhoen-Klinikum (Germany)	60,256
	Health Care Services
1,085,000	Charles River Laboratories (a)	56,008
	Pharmaceutical Research
1,125,000	LCA-Vision (b)	53,167
	Lasik Surgery Centers
1,300,000	Lincare Holdings (a)	51,805
	Home Health Care Services
2,250,000	PSS World Medical (a)	40,995
	Medical Supplies
1,080,000	OPG Groep (Netherlands)	39,327
	Health Care Supplies & Pharmacies
900,000	Omnicare	32,454
	Pharmacy Services for Nursing Homes
500,000	Coventry Health Care (a)	28,825
	HMO
3,000,000	Eresearch Technology (a)(b)	28,530
	Clinical Research Services
400,000	Healthcare Services Group	11,800
	Outsourced Services to Long-term Care Industry
		403,167
	> Medical Supplies 1.9%
1,910,000	Cytyc (a)	82,340
	Consumables Related to Women's Health
1,250,000	ICU Medical (a)(b)	53,675
	Intravenous Therapy Products
929,000	Henry Schein (a)	49,637
	Largest Distributor of Healthcare Products
1,200,000	Owens & Minor	41,928
	Distribution of Medical Supplies
1,025,000	Polymedica	41,871
	Diabetes Supply Distributor
700,000	Cooper	37,324
	Contact Lens Manufacturer
905,000	Arrow International	34,644
	Disposable Catheters
486,000	Techne (a)	27,804
	Cytokines, Antibodies & Other Reagents for Life Science

Number of Shares		Value (000)
	> Medical Supplies—continued
790,000	Meridian Biosciences	$17,111
	Niche Diagnostics/Life Science Company
900,000	QIAGEN (a)	16,011
	Life Science Company; DNA/RNA Purification
		402,345
	> Biotechnology & Drug Delivery 1.7%
3,940,000	BioMarin (a)	70,684
	Biotech Focused on Orphan Diseases
2,550,000	PDL BioPharma (a)	59,415
	Proprietary Monoclonal Antibodies
3,720,000	Seattle Genetics (a)(b)	36,493
	Antibody-based Therapies for Cancer
865,000	Amylin (a)	35,603
	Biotech Company Focused on Diabetes & Obesity
2,000,000	Medarex (a)	28,580
	Humanized Antibodies
2,160,000	Array Biopharma (a)	25,207
	Drugs for Cancer & Inflammatory Diseases
650,000	Myriad Genetics (a)	24,173
	Drugs/Diagnostics Hybrid
1,650,000	Nektar Therapeutics (a)	15,659
	Drug Delivery Technologies
1,320,000	Arena Pharmaceuticals (a)	14,507
	Novel Drug Targeting Technology
3,100,000	Lexicon Genetics (a)	9,951
	Drug Discovery
2,520,000	Decode Genetics (a)	9,412
	Drugs for Heart Attack, Asthma & Vascular Disease
1,229,000	Neurogen (a)	8,161
	Development-stage Biotech Focused on Neurology
1,750,000	Genitope (a)	6,755
	Cancer Vaccine
1,100,000	La Jolla Pharmaceutical (a)	4,928
	Lupus Treatment
825,000	Pharmacopeia (a)	4,579
	Biotech Company with Broad Early-stage Pipeline
1,025,000	Nuvelo (a)	2,788
	Development-stage Biotech Focused on Cardiovascular/Cancer
1,875,000	Locus Discovery, Series D, Pfd. (a)(c)	544
966,441	Locus Discovery, Series B, Pfd. (a)(c)	280
	High Throughput Rational Drug Design
1,249,999	Perlegen Sciences (a)(c)	400
	Large Scale Gene Sequencing
359,944	MicroDose Technologies (a)(c)	360
	Drug Inhaler Development
		358,479
	> Medical Equipment & Devices 1.3%
1,000,000	Edwards Lifesciences (a)	49,340
	Heart Valves
870,000	Vital Signs (b)	48,328
	Anesthesia, Respiratory & Sleep Products
943,000	Orthofix International (a)(b)	42,407
	Bone Fixation & Stimulation Devices
315,000	Synthes (Switzerland)	37,806
	Products for Orthopedic Surgery

Number of Shares		Value (000)
550,000	Dade Behring	$29,216
	Clinical Diagnostics Supplier
550,000	Haemonetics (a)	28,935
	Blood & Plasma Collection Equipment
552,000	Advanced Medical Optics (a)	19,254
	Medical Devices for Eye Care
140,000	Essilor International (France)	16,675
	Eyeglass Lenses
		271,961
	> Pharmaceuticals 1.1%
900,000	Cephalon (a)	72,351
	Specialty Pharmaceuticals for Pain, Central Nervous System & Oncology
1,295,000	Endo Pharmaceuticals (a)	44,328
	Specialty Pharmaceuticals for Pain Management
1,000,000	Medicis Pharmaceutical	30,540
	Specialty Pharmaceuticals for Dermatology
1,010,000	MGI Pharma (a)	22,594
	Specialty Pharmaceuticals for Oncology & Acute Care
3,000,000	QLT (a)	22,200
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
3,100,000	United Drug (Ireland)	16,928
	Irish Pharmaceutical Wholesaler & Outsourcer
1,200,000	Collagenex Pharmaceuticals (a)(b)	14,880
	Specialty Pharmaceuticals for Dermatology
1,700,000	Barrier Therapeutics (a)(b)	11,050
	Specialty Pharmaceuticals for Dermatology
		234,871
Health Care: Total		1,670,823
Other Industries 4.9%
	> Real Estate 3.8%
5,850,000	Highland Hospitality (b)	112,320
	Hotel Owner
2,000,000	Gaylord Entertainment (a)	107,280
	Convention Hotels
1,398,000	Forest City Enterprises, Class B (b)	86,690
	Commercial & Residential Property Developer
650,000	SL Green Realty	80,528
	Manhattan Office Buildings
1,320,000	General Growth Properties	69,894
	Regional Shopping Malls
3,500,000	DiamondRock Hospitality	66,780
	Hotel Owner
635,000	Macerich Company	52,337
	Regional Shopping Malls
575,000	Federal Realty Investment Trust	44,425
	Shopping Centers
1,720,000	Kite Realty Group (b)	32,714
	Community Shopping Centers
850,000	Digital Realty Trust	32,028
	Technology-focused Office Buildings
1,375,000	Crescent Real Estate Equities	30,855
	Class 'A' Office Buildings
628,000	Parkway Properties	30,163
	Office Buildings

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares or Principal Amount (000)		Value (000)
	> Real Estate—continued
1,020,000	Brandywine Realty	$29,152
	Office Buildings
900,000	American Campus Communities	25,461
	Student Housing
8,200	Kenedix (Japan)	15,252
	Real Estate Investment Management
37,407	Security Capital European Realty (Luxembourg) (a)(c)(d)	—
	Self Storage Properties
		815,879
	> Transportation 0.8%
1,556,000	JB Hunt Transport Services	45,622
	Truck & Intermodal Carrier
826,200	Grupo Aeroportuario del Surest (Mexico)	43,533
	Cancun & Cozumel Airport Operator
14,120,000	China Shipping Development (China)	32,569
	China's Dominant Shipper for Oil & Coal
1,914,000	Heartland Express	31,198
	Regional Trucker
6,790,000	Jiangsu Expressway (China)	6,906
	Chinese Toll Road Operator
		159,828
	> Regulated Utilities 0.3%
1,650,000	Northeast Utilities	46,794
	Regulated Electric Utility
340,000	Red Electrica de Espana (Spain)	15,932
	Spanish Power Grid
		62,726
Other Industries: Total		1,038,433
Total Equities: 93.6% (Cost: $11,345,002)		19,873,015
Short-Term Obligations 6.1%
$50,000	Ebbetts Funding (e) 5.28% Due 7/11/07	49,927
50,000	St. Germain Holdings (e) 5.28% Due 7/27/07	49,809
50,000	Four Winds Funding (e) 5.27% Due 7/30/07	49,788
50,000	Four Winds Funding (e) 5.27% Due 7/31/07	49,780
50,000	Manhattan Asset Funding (e) 5.28% Due 8/01/07	49,773
50,000	Liberty Street Funding (e) 5.28% Due 8/15/07	49,670
48,000	Morrigan TRR (e) 5.28% Due 7/17/07	47,888
45,000	Pasa Funding (e) 5.27% Due 7/19/07	44,881
45,000	Ebury Finance (e) 5.28% Due 7/25/07	44,842
45,000	White Point Funding (e) 5.29% Due 8/13/07	44,716

Principal Amount (000)		Value (000)
$44,000	Hannover Funding (e) 5.28% Due 7/06/07	$43,968
44,000	World Omni Vehicles (e) 5.26% Due 7/09/07	43,949
44,000	World Omni Vehicles (e) 5.26% Due 7/10/07	43,942
44,000	Axon Financial (e) 5.28% Due 8/09/07	43,748
44,000	Axon Financial (e) 5.28% Due 8/10/07	43,742
43,000	Nightingale (e) 5.28% Due 8/08/07	42,760
40,000	Ebbetts Funding (e) 5.27% Due 7/16/07	39,912
40,000	Mica Funding LLC (e) 5.28% Due 8/06/07	39,789
38,000	Mica Funding LLC (e) 5.26% Due 7/12/07	37,939
38,000	Keel Capital (e) 5.27% Due 7/13/07	37,933
38,000	Ebury Finance (e) 5.27% Due 7/24/07	37,872
38,000	White Point Funding (e) 5.28% Due 8/14/07	37,755
37,000	Mainsail II Ltd. (e) 5.27% Due 7/20/07	36,897
37,000	Morrigan TRR (e) 5.28% Due 7/23/07	36,881
36,000	La Fayette Asset Securitization LLC (e) 5.28% Due 7/03/07	35,989
36,000	Anglesea Funding (e) 5.26% Due 7/05/07	35,979
35,000	Anglesea Funding (e) 5.26% Due 7/02/07	34,995
30,000	East Fleet Financial (e) 5.28% Due 7/26/07	29,890
30,000	Pasa Funding (e) 5.27% Due 8/02/07	29,859
28,000	Manhattan Asset Funding (e) 5.27% Due 8/03/07	27,865
25,000	Morrigan TRR (e) 5.28% Due 7/18/07	24,938
23,000	Mica Funding LLC (e) 5.28% Due 8/07/07	22,875
7,804	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value $7,960 (repurchase proceeds $7,807)	7,804
	(Amortized Cost: $1,298,355)	1,298,355
Total Investments: 99.7% (Cost: $12,643,357)(f)(g)		21,171,370
Cash and Other Assets Less Liabilities: 0.3%		59,908
Total Net Assets: 100%		$21,231,278

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in affiliated companies during the six months ended June 30, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/07	Value	Dividend
Actuate	6,000,000	-	-	6,000,000	$40,740	$-
Administaff	1,670,000	230,000	-	1,900,000	63,631	407
AFC Enterprises	1,600,000	-	-	1,600,000	27,664	-
Agile Software	3,500,000	-	-	3,500,000	28,210	-
AmeriCredit	6,500,000	-	-	6,500,000	172,575	-
Anchor Bancorp Wisconsin*	1,178,000	-	200,000	978,000	25,614	401
AnswerThink	4,600,000	-	-	4,600,000	16,652	-
Bally Technologies	3,500,000	-	350,000	3,150,000	83,223	-
Barrier Therapeutics	1,321,000	379,000	-	1,700,000	11,050	-
Chattem	1,010,000	-	-	1,010,000	64,014	-
Chico's FAS	7,080,000	2,050,000	-	9,130,000	222,224	-
Christopher & Banks	3,743,000	-	-	3,743,000	64,192	449
Clarcor	3,500,000	-	-	3,500,000	131,005	508
Collagenex Pharmaceuticals	830,000	370,000	-	1,200,000	14,880	-
Concur Technologies	2,131,000	-	-	2,131,000	48,693	-
Cytokinetics*	486,000	-	486,000	-	-	-
Dobson Communications	8,000,000	-	-	8,000,000	88,880	-
Donaldson	3,600,000	400,000	-	4,000,000	142,200	666
Drew Industries	1,228,000	-	-	1,228,000	40,696	-
Enerflex Systems*	2,280,000	-	700,000	1,580,000	15,633	640
Eresearch Technology	2,300,000	700,000	-	3,000,000	28,530	-
ESCO Technologies	2,200,000	-	-	2,200,000	79,772	-
Excel Technology	625,000	110,000	-	735,000	20,536	-
FARO Technologies	-	860,000	-	860,000	27,400	-
First Mutual Bancshares	400,000	-	-	400,000	8,892	72
Fleetwood Enterprises*	4,690,000	-	2,190,000	2,500,000	22,625	-
Forest City Enterprises, Class B	1,398,000	-	-	1,398,000	86,690	196
Forward Air	1,900,000	-	-	1,900,000	64,771	266
Fugro	2,928,301	655,736	-	3,584,037	227,455	3,860
Gaiam	1,200,000	-	-	1,200,000	21,876	-
Genlyte Group	1,963,000	637,000	-	2,600,000	204,204	-
Gibraltar Industries	2,860,000	-	-	2,860,000	63,349	429
Glacier Bancorp	4,080,000	-	-	4,080,000	83,028	979
Helen of Troy	1,800,000	-	-	1,800,000	48,600	-
Herman Miller	2,068,000	1,732,000	-	3,800,000	120,080	482
Highland Hospitality	5,850,000	-	-	5,850,000	112,320	1,346
HNI*	2,550,000	-	314,000	2,236,000	91,676	978
ICU Medical	1,083,000	167,000	-	1,250,000	53,675	-
iGate	5,000,000	-	-	5,000,000	40,100	-
II-VI	2,025,000	195,000	-	2,220,000	60,317	-
Indus International (merged into Vista Equity)*	5,600,000	-	5,600,000	-	-	-
ITT Educational Services*	2,250,000	-	250,000	2,000,000	234,760	-
IXYS	1,905,000	-	-	1,905,000	15,907	-
JDA Software*	1,490,000	-	1,490,000	-	-	-
Kite Realty Group	1,720,000	-	-	1,720,000	32,714	671
Kronos (merged into Helman & Friedman)*	2,750,000	-	2,750,000	-	-	-
LCA-Vision	1,125,000	-	-	1,125,000	53,167	405
Littelfuse	1,135,000	135,000	-	1,270,000	42,888	-
Marlin Business Services	685,000	215,000	-	900,000	19,179	-
Mine Safety Appliances	1,900,000	-	-	1,900,000	83,144	760
Orthofix International	942,500	500	-	943,000	42,407	-
Oxford Industries	919,000	150,000	-	1,069,000	47,399	358
Pinnacle Entertainment	3,200,000	-	-	3,200,000	90,080	-
Pool	2,500,000	390,000	-	2,890,000	112,797	636
Princeton Review	2,550,000	-	-	2,550,000	12,189	-
ProQuest	2,000,000	-	-	2,000,000	19,080	-
Radiant Systems	2,500,000	-	-	2,500,000	33,100	-
Red Robin Gourmet Burgers	1,000,000	-	-	1,000,000	40,370	-
Saga Communications	1,400,000	-	-	1,400,000	13,720	-
Salem Communications	1,541,000	-	-	1,541,000	17,090	-
Seachange International*	1,875,000	-	1,875,000	-	-	-
Seattle Genetics	2,300,000	1,420,000	-	3,720,000	36,493	-
Shuffle Master	2,430,000	-	-	2,430,000	40,338	-
Skillsoft	9,500,000	-	-	9,500,000	88,255	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	10,320	-
Spartech	2,700,000	-	700,000	2,000,000	53,100	635
Supertex	690,000	260,000	130,000	820,000	25,699	-
Tumbleweed Communications	3,500,000	-	-	3,500,000	8,925	-

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/07	Value	Dividend
United America Indemnity	1,550,000	-	-	1,550,000	38,548	-
Universal Technical Institute	1,500,000	-	-	1,500,000	38,085	-
Vaalco Energy*	3,200,000	-	450,000	2,750,000	13,283	-
Vail Resorts	2,390,000	-	-	2,390,000	145,479	-
Vital Signs	870,000	-	-	870,000	48,328	165
Watsco	2,375,000	-	-	2,375,000	129,200	1,378
West Bancorporation	949,000	300,000	-	1,249,000	19,946	330
West Coast Bancorp	1,320,000	-	-	1,320,000	40,115	317
Witness Systems*	2,500,000	-	2,500,000	-	-	-
World Acceptance	1,500,000	-	-	1,500,000	64,095	-
TOTAL OF AFFILIATED TRANSACTIONS	193,338,801	11,356,236	19,985,000	184,710,037	$4,477,872	$17,334

*  At June 30, 2007, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2007, was $2,646,859 and $4,477,872 respectively. Investments in affiliate companies represent 21.09% of total net assets at June 30, 2007.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, are valued in good faith by the Board of Trustees. At June 30, 2007, these securities had an aggregate value of $1,584 which represented 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Perlegen Sciences	3/30/01	1,249,999	$4,500	$400
Locus Discovery, Series D Pfd.	9/5/01	1,875,000	7,500	544
MicroDose Technologies	11/24/00	359,944	2,005	360
Locus Discovery, Series B Pfd.	2/8/07	966,441	280	280
Security Capital European Realty	8/20/98 - 11/12/99	37,407	205	-
			$14,490	$1,584

(d)  Security has no value.

(e)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified instutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2007, these securities had an aggregate value of $1,290,551, which represented 6.1% of net assets.

(f)  At June 30, 2007, for federal income tax purposes cost of investments was $12,643,357 and net unrealized appreciation was $8,528,013 consisting of gross unrealized appreciation of $8,815,065 and gross unrealized depreciation of $287,052.

(g)  On June 30, 2007, the market value of foreign securities represents 11.5% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$458,146	2.16%
France	223,347	1.05
Canada	217,427	1.02
Japan	150,917	0.71
Switzerland	146,139	0.69
Sweden	132,045	0.62
United Kingdom	128,743	0.61
Germany	102,892	0.48
Hong Kong	91,966	0.43
Australia	84,589	0.40
India	84,475	0.40
Ireland	75,505	0.36
South Africa	75,095	0.35
China	71,465	0.34
	Value	Percent
Denmark	$68,394	0.32%
Brazil	52,399	0.25
Israel	49,539	0.23
Taiwan	48,918	0.23
Mexico	43,533	0.21
Chile	33,548	0.16
Singapore	31,933	0.15
Greece	22,228	0.10
Austria	18,651	0.09
Spain	15,932	0.08
Italy	13,169	0.06
Luxembourg	-	-
Total Foreign Portfolio	$2,440,995	11.50%

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/07	06/30/07
Additions
Europe
> Netherlands
Aalberts Industries	480,000	1,947,042
Boskalis Westminster	163,000	489,000
Fugro	1,271,700	1,406,155
Koninklijke TenCate	973,000	1,096,000
OPG Groep	191,000	764,000
SBM Offshore	0	450,000
Smit Internationale	520,000	680,000
Stork	0	825,000
Wavin	840,000	1,182,536
> France
Rubis	298,818	332,020
Trigano	500,000	571,000
> Germany
Deutsche Beteiligungs	283,000	354,500
Deutsche Boerse	120,000	200,000
MPC Muechmeyer Petersen Capital	0	300,000
> Switzerland
Kuehne & Nagel	550,000	600,000
Nobel Biocare Holding	95,000	140,000
Synthes	330,000	360,000
> United Kingdom
Informa Group	0	1,400,000
Intertek Testing	0	517,000
Northgate	1,450,000	1,875,000
Rotork	0	448,000
Smith & Nephew	2,205,000	2,670,000
Taylor Nelson Sofres	4,620,000	5,922,000
> Ireland
Kingspan Group	1,035,000	1,050,000
United Drug	8,050,000	8,100,000
> Sweden
Hexagon	1,553,500	3,960,000
Nobia	755,000	2,265,000
SWECO	610,000	3,135,000
> Spain
Prisa	800,000	1,050,000
Sogecable	400,000	520,000
> Greece
Intralot	1,300,000	1,630,000

	Number of Shares
	03/31/07	06/30/07
Asia
> Japan
Aeon Delight	0	95,000
As One	396,000	585,000
FCC	900,000	1,150,000
Kansai Paint	3,700,000	6,000,000
Kansai Urban Banking	0	4,100,000
Nakanishi	92,000	145,000
Topcon	0	650,000
Unicharm PetCare	0	105,000
Union Tool	403,600	500,000
Yusen Air & Sea Service	1,273,900	1,300,000
> China
China Green	22,049,000	25,051,000
Fu Ji Food & Catering Services	4,782,000	6,256,000
Hopewell Highway Infrastructure	0	20,000,000
Jiangsu Expressway	0	17,918,000
Travelsky Technology	6,758,000	20,910,000
Xinyu Hengdeli	0	6,008,000
> Hong Kong
EganaGoldpfeil	26,600,000	29,344,000
Hong Kong Exchanges and Clearing	5,026,000	5,500,000
> South Korea
Sung Kwang Bend	714,000	915,000
> India
United Phosphorus	0	192,000
Other Countries
> United States
BioMarin	0	524,000
Dresser-Rand Group	0	500,000
FMC Technologies	189,000	379,000
Tesco	119,239	273,000
> New Zealand
Sky City Entertainment	5,661,208	5,773,789
Latin America
> Brazil
Localiza Rent A Car	500,000	1,500,000
> Mexico
Grupo Aeroportuario del Surest	411,000	500,000

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited) continued

	Number of Shares
	03/31/07	06/30/07
Sales
Europe
> Netherlands
USG People	1,103,000	929,361
> France
Neopost	200,000	160,000
> Germany
Gagfah	150,000	0
Hugo Boss Designs	525,000	425,000
> United Kingdom
Debt Free Direct	1,300,000	1,000,000
Keller Group	1,000,000	650,000
Northern Rock	2,100,000	0
Paragon Group	3,500,000	371,000
Workspace Group	2,450,000	1,280,000
> Ireland
Anglo Irish Bank	1,300,000	0
Bank of Ireland	2,000,000	845,000
C&C Group	1,260,000	255,000
Grafton Group	1,850,000	1,040,000
Ryanair	500,000	0
> Italy
Banca Italease	590,000	0
Ducati Motor	13,400,000	12,531,048
> Spain
Red Electrica de Espana	567,000	400,000

	Number of Shares
	03/31/07	06/30/07
Asia
> Japan
Chiba Bank	2,000,000	1,500,000
Daito Trust Construction	546,000	375,000
Hiroshima Bank	2,248,000	0
Hogy Medical	321,300	53,000
> Hong Kong
Melco-PBL Entertainment Macau	200,000	0
Techtronic Industries	14,000,000	0
> South Korea
Woongjin Thinkbig	183,500	0
Other Countries
> Canada
Major Drilling Group	530,000	0
Northern Orion Resources	839,000	0
Railpower Technologies	1,778,000	0
UrAsia Energy	6,775,000	0
> South Africa
Edgars Consolidated Stores	4,530,000	0
Latin America
> Brazil
Brascan Residential Properties	492,000	0
> Mexico
Grupo Aeroportuario Centro Norte	200,000	0
Grupo Aeroportuario del Pacifica	100,000	0

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2007

Number of Shares		Value (000)
		Equities: 91.9%
Europe 51.6%
	> Netherlands 9.3%
1,406,155	Fugro	$89,239
	Oilfield Services
825,000	Stork	53,550
	Industrial Services & Food Processing Equipment
1,947,042	Aalberts Industries	53,461
	Flow Control & Heat Treatment
680,000	Smit Internationale	53,209
	Harbor & Offshore Towage & Marine Services
929,361	USG People	43,660
	Temporary Staffing Services
1,096,000	Koninklijke TenCate	41,953
	Advanced Textiles & Industrial Fabrics
479,000	Imtech	41,552
	Engineering & Technical Services
1,385,000	Unit 4 Agresso (a)	37,517
	Business & Security Software
1,182,536	Wavin	28,447
	Largest European Plastic Pipe Systems Company
764,000	OPG Groep	27,821
	Health Care Supplies & Pharmacies
489,000	Boskalis Westminster	19,440
	Dredging & Maritime Contractor
450,000	SBM Offshore	17,153
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
		507,002
	> France 8.4%
3,000,000	SES Global	64,665
	Satellite Broadcasting Services
600,000	Carbone Lorraine	46,562
	Advanced Industrial Materials
390,000	Iliad	39,404
	Alternative Internet & Telecoms Provider
375,000	Norbert Dentressangle	36,304
	Transport
571,000	Trigano	33,816
	Leisure Vehicles & Camping Equipment
206,000	Pierre & Vacances	31,429
	Vacation Apartment Lets
332,020	Rubis	29,711
	Tank Storage & LPG Supplier
190,000	Bacou Dalloz	28,883
	Safety Equipment
700,000	Legrand	25,191
	Electrical Components
240,000	Imerys	24,341
	Industrial Minerals Producer
160,000	Neopost	23,399
	Postage Meter Machines
100,000	Ciments Francais	22,933
	Leading French & Emerging Markets Cement Producer
240,000	Eurofins Scientific (b)	20,377
	Food Screening & Testing
350,000	April Group	18,437
	Insurance Policy Construction

Number of Shares		Value (000)
360,000	Meetic (b)	$15,291
	Dating Services
		460,743
	> Germany 6.7%
900,000	Rhoen-Klinikum	54,230
	Health Care Services
775,000	CTS Eventim	38,171
	Event Ticket Sales
400,000	Wincor Nixdorf	37,074
	Retail POS Systems & ATM Machines
300,000	MPC Muechmeyer Petersen Capital	30,670
	Alternative Asset Manager
250,000	Vossloh	29,346
	Rail Infrastructure & Diesel Locomotives
15,000	Porsche	26,704
	Specialty Automobile Manufacturer
525,000	GFK	25,928
	Market Research Services
425,000	Hugo Boss Designs	25,446
	Fashion Apparel
267,000	Elringklinger	24,359
	Automobile Components
200,000	Deutsche Boerse	22,661
	Trading, Clearing, Settlement Services for Financial Markets
100,000	Rational	19,595
	Commercial Oven Manufacturer
870,000	Takkt	15,493
	Mail Order Retailer of Office & Warehouse Durables
354,500	Deutsche Beteiligungs	14,384
	Private Equity Investment Management
		364,061
	> Switzerland 6.0%
600,000	Kuehne & Nagel	55,263
	Freight Forwarding/Logistics
24,000	Sika	48,983
	Chemicals for Construction & Industrial Applications
140,000	Nobel Biocare Holding	45,713
	Dental Implants & Ceramic Crowns
360,000	Synthes	43,207
	Products for Orthopedic Surgery
250,000	Geberit	42,655
	Plumbing Supplies
140,000	Burckhardt Compression (b)	33,925
	Gas Compression Pumps
375,000	Schindler	24,862
	Elevator Manufacturer & Service Provider
25,000	Givaudan	24,686
	Fragrances & Flavors
400,000	Logitech International (b)	10,599
	Branded Peripheral Computer Devices
		329,893
	> United Kingdom 5.9%
1,970,714	Expro International Group	38,416
	Offshore Oilfield Services
1,875,000	Northgate	38,413
	Light Commercial Vehicle Rental Specialist

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> United Kingdom—continued
5,040,000	RPS Group	$35,304
	Environmental Consulting & Planning
2,670,000	Smith & Nephew	33,041
	Medical Equipment & Supplies
3,255,691	Tullow Oil	31,725
	Oil & Gas Producer
5,922,000	Taylor Nelson Sofres	28,007
	Market Research
3,007,000	BBA Group	16,307
	Aviation Support Services
1,400,000	Informa Group	15,563
	Global Publisher & Event Organizer
640,000	Randgold Resources	14,202
	Gold Mining in Western Africa
650,000	Keller Group	14,020
	International Ground Engineering Specialist
1,280,000	Workspace Group	10,262
	UK Real Estate
517,000	Intertek Testing	10,136
	Testing, Inspection, Certification Services
1,275,000	Detica	9,814
	UK IT Services Company
1,436,000	Mears Group	9,347
	Social Housing Mainentance
448,000	Rotork	8,174
	Valve Actuators for Oil & Water Pipelines
1,000,000	Debt Free Direct	4,755
	Consumer Debt Reduction & Management Solutions
371,000	Paragon Group	3,631
	UK Buy-to-let Finance Company
		321,117
	> Ireland 3.4%
8,100,000	United Drug	44,231
	Irish Pharmaceutical Wholesaler & Outsourcer
1,800,000	IAWS Group	37,705
	Baked Goods
1,050,000	Kingspan Group	29,362
	Building Insulation & Environmental Containers
1,300,000	Depfa Bank	23,018
	Investment Banker to Public Authorities
600,000	Paddy Power	18,706
	Irish Betting Services
845,000	Bank of Ireland	17,123
	Irish Commercial Bank
1,040,000	Grafton Group	14,837
	Builders Materials Wholesaling & Do-it-yourself Retailing
255,000	C&C Group	3,420
	Beverage Company
		188,402
	> Sweden 2.4%
3,960,000	Hexagon	75,944
	Measurement Equipment & Polymers
3,135,000	SWECO	30,042
	Engineering Consultants
2,265,000	Nobia	28,189
	Kitchen Cabinet Manufacturing & Distribution
		134,175

Number of Shares		Value (000)
	> Italy 2.2%
9,100,000	CIR	$34,997
	Italian Holding Company
12,531,048	Ducati Motor (b)	30,501
	Motorcycles & Related Merchandise
3,000,000	Amplifon	24,927
	Hearing Aid Retailer
1,223,000	GranitiFiandre	15,532
	Innovative Stoneware
375,000	Sabaf	14,295
	Supplier to White Goods Original Equipment Manufacturers
		120,252
	> Spain 1.2%
1,050,000	Prisa	23,092
	Leading Spanish-speaking Publisher
520,000	Sogecable (b)	21,767
	Spain's Main Pay-TV
400,000	Red Electrica de Espana	18,744
	Spanish Power Grid
		63,603
	> Austria 1.1%
965,000	Zumtobel (b)	35,996
	Lighting Systems
300,000	Wienerberger	22,123
	Bricks & Clay Roofing Tiles
		58,119
	> Russia 1.0%
775,000	Novolipetsk Steel	22,746
	Vertically Integrated Steel Producer
486,000	RosBusinessConsulting (b)	17,496
	Financial Information, Media & IT Services in Russia
370,000	Mechel Steel Group	13,516
	Coking Coal
		53,758
	> Greece 1.0%
1,630,000	Intralot	52,509
	Lottery & Gaming Systems & Services
		52,509
	> Poland 0.7%
1,125,500	Central European Distribution (b)	38,965
	Vodka Production & Alcohol Distribution
		38,965
	> Finland 0.7%
1,756,000	Poyry	38,934
	Engineering Consultants
		38,934
	> Czech Republic 0.6%
183,000	Komercni Banka	34,069
	Leading Czech Universal Bank
		34,069
	> Denmark 0.6%
265,000	Novozymes	30,719
	Industrial Enzymes
		30,719

Number of Shares		Value (000)
	> Norway 0.4%
2,354,000	Kongsberg Automotive (a)	$19,731
	Automotive Seating & Component Supplier
		19,731
Europe: Total		2,816,052
Asia 25.2%
	> Japan 13.3%
6,000,000	Kansai Paint	52,411
	Paint Producer in Japan, India, China & Southeast Asia
730,000	Ibiden	47,005
	Electronic Parts & Ceramics
1,205,000	Aeon Mall	36,964
	Suburban Shopping Mall Developer, Owner & Operator
43,500	Jupiter Telecommunications (b)	35,870
	Largest Cable Service Provider in Japan
1,080,000	Hoya	35,745
	Opto-electrical Components & Eyeglass Lenses
16,000	Kenedix	29,760
	Real Estate Investment Management
1,218,000	JSR	29,334
	Films & Chemicals for LCD Screens & Electronics
1,272,000	Ushio	28,184
	Industrial Light Sources
1,300,000	Yusen Air & Sea Service	27,785
	Airfreight Logistics
816,200	Kintetsu World Express	27,647
	Airfreight Logistics
430,000	USS	27,369
	Used Car Auctioneer
1,150,000	FCC	23,617
	Auto/Motorcycle Clutches
718,000	Ito En	23,582
	Bottled Tea & Other Beverages
2,000,000	Park24	20,081
	Parking Lot Operator
7,000	Risa Partners	19,021
	NPL & Real Estate Related Investment
500,000	Union Tool	18,471
	Precision Drill Bit Manufacturer
14,000	FullCast (a)	18,403
	Employment Outsourcing
145,000	Nakanishi	18,099
	Dental Tools & Machinery
375,000	Daito Trust Construction	17,842
	Apartment Builder
1,140,000	Cosel	16,520
	Industrial Standard Switching Power Supply System
965,000	T. Hasegawa	16,064
	Industrial Flavors & Fragrances
585,000	As One	15,068
	Scientific Supplies Distributor
4,100,000	Kansai Urban Banking	14,215
	Regional Bank
1,500,000	Chiba Bank	13,313
	Regional Bank

Number of Shares		Value (000)
380,000	Takata	$13,245
	Safety Related Auto Parts
370,000	Shimano	12,679
	Bicycle Components & Fishing Tackle
2,400	Osaka Securities Exchange	11,071
	Osaka Securities Exchange
650,000	Topcon	10,818
	Positioning & Medical Instrument
1,230,000	Kamigumi	10,662
	Port Cargo Handling & Logistics
1,500,000	Bank of Fukuoka	9,895
	Regional Bank
643,000	Ain Pharmaciez (a)	9,813
	Dispensing Pharmacy/Drugstore Operator
72,000	Hirose Electric	9,457
	Electrical Connectors
374,000	Nagaileben	7,215
	Medical/Health Care Related Clothes
1,650	Japan Pure Chemical	6,486
	Precious Metal Plating Chemicals for Electronics
3,300	Message	5,353
	Nursing Care Facility Operator
105,000	Unicharm PetCare	4,228
	Pet Food & Pet Toiletries
95,000	Aeon Delight	2,898
	Facility Maintenance & Management
53,000	Hogy Medical	2,366
	Disposable Surgical Products
		728,556
	> China 3.9%
23,547,000	China Shipping Development	54,313
	China's Dominant Shipper for Oil & Coal
48,430,000	Lenovo Group	28,527
	Third Largest PC Vendor Globally
25,051,000	China Green	23,071
	An Agricultural Grower & Processor in China
6,256,000	Fu Ji Food & Catering Services	21,445
	Food Catering Service Provider In China
20,000,000	Hopewell Highway Infrastructure	18,731
	Guangdong Tollroad Leading to Hong Kong & Macau
17,918,000	Jiangsu Expressway	18,225
	Chinese Toll Road Operator
20,910,000	Travelsky Technology	17,870
	Online Air Travel Bookings in China
21,750,000	TPV Technology	15,035
	Original Design Manufacturer for LCD Monitor & Flat TV
400,000	Sohu.com (b)	12,796
	Advertising on Chinese Internet Portal
6,008,000	Xinyu Hengdeli	2,947
	A High-end Watch Retailer in China
		212,960
	> Hong Kong 2.2%
5,500,000	Hong Kong Exchanges and Clearing	77,817
	Hong Kong Equity & Derivatives Market Operator
29,344,000	EganaGoldpfeil	25,706
	A Leather & Fashion Accessories Brand Manager

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Hong Kong—continued
5,000,000	Lifestyle International	$19,378
	Mid to High-end Department Store Operator in Hong Kong & China
		122,901
	> South Korea 1.7%
444,000	Taewoong	31,144
	A Player in the Niche Customized Forging Market
160,000	MegaStudy	31,081
	Online Education Service Provider
915,000	Sung Kwang Bend	27,053
	A Large Customized Industrial Pipe Fitting Manufacturer
262,000	YBM Sisa.com	5,031
	Online Language Educator & Tester
		94,309
	> India 1.5%
1,300,000	Housing Development Finance	64,598
	Indian Mortgage Lender
700,000	Asian Paints	14,250
	India's Largest Paint Company
192,000	United Phosphorus	1,482
	Off-patent Crop Protection Chemicals
		80,330
	> Singapore 1.2%
7,000,000	Singapore Exchange	44,707
	Singapore Equity & Derivatives Market Operator
13,000,000	ComfortDelGro	18,527
	Taxi & Mass Transit Service
		63,234
	> Taiwan 1.1%
6,958,367	Advantech	22,222
	Embedded Computers
7,280,000	Wah Lee Industrial	16,478
	Distributor of Chemicals, Materials & Equipment
3,500,000	Everlight Electronics	12,506
	A Led Packager
795,826	Formosa International Hotels	8,565
	Hotel, Food & Beverage Operation & Hospitality Management Services
		59,771
	> Indonesia 0.3%
15,000,000	Perusahaan Gas Negara	15,668
	Gas Pipeline Operator
		15,668
Asia: Total		1,377,729
Other Countries 10.4%
	> Australia 2.8%
3,000,000	Billabong International	45,426
	Action Sports Apparel Brand Manager
750,000	Australian Stock Exchange	30,851
	Australian Equity & Derivatives Market Operator
2,000,000	Jubilee Mines	27,009
	Nickel Mining in Australia

Number of Shares		Value (000)
5,480,000	Sino Gold (b)	$25,957
	Gold Mining in The People's Republic of China
350,000	Perpetual Trustees	23,183
	Mutual Fund Management
		152,426
	> Canada 2.6%
1,860,000	ShawCor	57,114
	Oil & Gas Pipeline Products
1,663,500	RONA (b)	34,746
	Leading Canadian Do-it-yourself Retailer
950,000	Van Houtte (a)	22,188
	Coffee Services & Equipment
865,000	Talisman Energy	16,727
	Oil & Gas Producer
850,000	Ivanhoe Mines (b)	12,049
	Copper Mine Project in Mongolia
		142,824
	> United States 2.3%
865,000	Atwood Oceanics (b)	59,356
	Offshore Drilling Contractor
379,000	FMC Technologies (b)	30,024
	Oil & Gas Well Head Manufacturer
500,000	Dresser-Rand Group (b)	19,750
	Largest Manufacturer of Compressors
524,000	BioMarin (b)	9,401
	Biotech Focused on Orphan Diseases
273,000	Tesco (b)	8,613
	Developing New Well Drilling Technologies
		127,144
	> South Africa 2.3%
1,440,000	Impala Platinum Holdings	43,657
	Platinum Group Metals Mining & Refining
1,560,000	Naspers	39,960
	Media & Education in Africa & Other Emerging Markets
3,048,750	Uranium One (b)	38,837
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
		122,454
	> New Zealand 0.4%
5,773,789	Sky City Entertainment	22,572
	Casino/Entertainment Complex
		22,572
Other Countries: Total		567,420
Latin America 4.7%
	> Brazil 2.6%
4,300,000	Suzano	58,180
	Brazilian Pulp & Paper Producer
2,500,000	Natura Cosmeticos	36,288
	Direct Retailer of Cosmetics
720,000	Porto Seguro	27,621
	Auto & Life Insurance
1,500,000	Localiza Rent A Car	16,913
	Car Rental
		139,002

Number of Shares or Principal Amount (000)		Value (000)
	> Mexico 1.6%
7,000,000	Urbi Desarrollos Urbanos (b)	$32,235
	Affordable Housing Builder
18,000,000	Consorcio ARA	28,991
	Affordable Housing Builder
500,000	Grupo Aeroportuario del Surest	26,345
	Cancun & Cozumel Airport Operator
		87,571
	> Chile 0.5%
160,000	Sociedad Quimica y Minera de Chile	27,526
	Producer of Specialty Fertilizers, Lithium, & Iodine
		27,526
Latin America: Total		254,099
Total Equities: 91.9% (Cost: $3,002,695)		5,015,300
Short-Term Obligations 7.3%
$27,200	Pasa Funding (c) 5.31% Due 7/13/07	27,152
27,000	Advantage Asset (c) 5.32% Due 7/12/07	26,956
27,000	Gotham Funding (c) 5.30% Due 7/16/07	26,940
27,000	Mont Blanc Capital (c) 5.30% Due 7/24/07	26,909
26,900	Beethoven Funding (c) 5.35% Due 7/23/07	26,812
26,800	Coast Asset (c) 5.31% Due 7/11/07	26,761
26,500	St. Germain Holdings (c) 5.33% Due 7/10/07	26,465
26,400	Bavaria (c) 5.29% Due 7/5/07	26,384
26,300	Mica Funding LLC (c) 5.29% Due 7/2/07	26,296
26,300	Versailles LLC (c) 5.29% Due 7/3/07	26,292
26,300	Whistlejacket Capital (c) 5.32% Due 7/9/07	26,269
23,200	Morrigan TRR (c) 5.33% Due 7/17/07	23,145
22,000	East Fleet Financial (c) 5.31% Due 7/6/07	21,984
20,000	Manhattan Asset Funding (c) 5.31% Due 7/18/07	19,950
18,000	Cairn High Grade LLC (c) 5.30% Due 7/20/07	17,950
15,000	White Point Funding (c) 5.32% Due 7/19/07	14,960

Principal Amount (000)		Value (000)
$7,601	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value $7,756 (repurchase proceeds $7,604)	$7,601
	(Amortized Cost: $398,826)	398,826
Total Investments: 99.2% (Cost: $3,401,521)(d)(e)		5,414,126
Cash and Other Assets Less Liabilities: 0.8%		44,604
Total Net Assets: 100%		$5,458,730

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/2007	Value	Dividend
AIN Pharmaciez	643,000	-	-	643,000	$9,813	$91
FullCast	-	14,000	-	14,000	18,403	112
Kongsberg Automotive	2,065,000	289,000	-	2,354,000	19,731	386
Unit 4 Agresso	1,385,000	-	-	1,385,000	37,517	1,194
Van Houtte	950,000	-	-	950,000	22,188	245
TOTAL OF AFFILIATED TRANSACTIONS	5,043,000	303,000	-	5,346,000	$107,652	$2,028

  The aggregate cost and value of these companies at June 30, 2007, was $102,622 and $107,652, respectively. Investments in affiliate companies represented 2.0% of total net assets at June 30, 2007.

(b)  Non-income producing security.

(c)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2007, these securities amounted to $391,225, which represented 7.2% of net assets.

(d)  At June 30, 2007 for federal income tax purposes cost of investments was $3,401,521 and net unrealized appreciation was $2,012,605 consisting of gross unrealized appreciation of $2,090,136 and gross unrealized depreciation of $77,531.

(e)  On June 30, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Total Net Assets
Euro	$1,853,624	34.0%
Japanese Yen	728,556	13.3
US Dollar	699,562	12.8
Swiss Franc	329,893	6.0
Hong Kong Dollar	323,065	5.9
British Pounds	306,915	5.6
Other currencies less than 5% of total net assets	1,172,511	21.6
	$5,414,126	99.2%

Columbia Acorn International

Portfolio Diversification

At June 30, 2007, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Materials & Specialty Chemicals	$448,628	8.2%
Other Industrial Services	328,110	6.0
Conglomerates	229,960	4.2
Machinery	209,206	3.9
Construction	148,935	2.7
Outsourcing & Training Services	126,130	2.3
Electrical Components	115,348	2.1
Industrial Distribution	29,905	0.6
Steel	22,746	0.4
	1,658,968	30.4
> Consumer Goods & Services
Food	131,411	2.4
Other Consumer Services	122,291	2.3
Durables Goods	121,041	2.2
Retail	109,397	2.0
Casinos	93,787	1.7
Apparels	70,872	1.3
Consumer Goods Distribution	66,334	1.2
Nondurables	66,222	1.2
Entertainment	46,736	0.9
Travel	34,783	0.6
Leisure Products	33,816	0.6
Furniture & Textiles	28,189	0.5
Consumer Electronics	15,035	0.3
	939,914	17.2
> Information
Financial Processors	145,185	2.7
Computer Hardware & Related Equipment	98,422	1.8
Business Information & Marketing Services	89,239	1.6
Satellite Broadcasting	64,665	1.2
Cable Television	57,637	1.0
Internet Related	52,200	1.0
Semiconductors & Related Equipment	48,251	0.9
Television Broadcasting	39,960	0.7
Publishing	38,655	0.7
Business Software	37,517	0.7
Computer Services	27,310	0.5
Electronics Distribution	16,478	0.3
Instrumentation	10,818	0.2
	726,337	13.3

	Value (000)	Percent
> Energy & Minerals
Oil Services	$339,105	6.2
Mining	175,227	3.2
Agricultural Commodities	58,180	1.1
Oil/Gas Producers	48,452	0.9
Refining/Marketing/Distribution	45,379	0.8
	666,343	12.2
> Other Industries
Transportation	236,316	4.3
Real Estate	120,269	2.2
Regulated Utilities	53,741	1.0
	410,326	7.5
> Finance
Banks	111,633	2.0
Money Management	68,418	1.3
Savings & Loans	64,598	1.2
Insurance	46,058	0.8
Closed End Funds	30,670	0.6
Other Finance Companies	19,457	0.4
	340,834	6.3
> Health Care
Medical Equipment	121,961	2.2
Services	87,404	1.6
Pharmaceuticals	44,231	0.8
Hospital Laboratory Supplies	9,581	0.2
Biotechnology Drug Delivery	9,401	0.2
	272,578	5.0
Total Equities:	5,015,300	91.9
Short-Term Obligations:	398,826	7.3
Total Investments:	5,414,126	99.2
Cash and Other Assets Less Liabilities:	44,604	0.8
Net Assets:	$5,458,730	100.0%

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/07	06/30/07
Additions
Information
AMIS Holdings	401,000	601,000
Blackbaud	0	177,906
Ciena	0	85,000
Microsemi	450,000	570,000
Polycom	305,000	475,000
Tellabs	2,285,000	2,585,000
TheStreet.com	0	507,897
Time Warner Telecom	1,386,000	1,486,000
Trimble Navigation	310,000	368,000
Consumer Goods & Services
Cavco Industries	225,000	287,900
Hansen Natural	0	90,000
NutriSystem	99,000	149,000
Pinnacle Entertainment	160,000	340,000
Pool	318,500	523,500
Industrial Goods & Services
American Commercial Lines	0	340,000
American Reprographics	116,000	196,000
Drew Industries	100,000	155,000
Genlyte Group	440,000	480,000
Interline Brands	150,000	225,000
Health Care
Array Biopharma	0	244,094
BioMarin	440,000	692,400
Collagenex Pharmaceuticals	200,000	300,000
Genitope	0	450,000
Medarex	0	204,400
Pharmacopeia	0	220,000
Seattle Genetics	0	251,400
Finance
MB Financial	0	105,000
Old Second Bancorp	0	75,000
Pacific Continental	170,000	308,000
Energy & Minerals
Carrizo Oil & Gas	0	120,000
Tesco	57,500	95,000
Tetra Technologies	0	71,000

	Number of Shares
	03/31/07	06/30/07
Sales
Information
Alltel	270,000	0
Gemstar-TV Guide International	2,580,000	0
JDA Software	524,000	0
Kronos	660,650	0
Supertex	220,000	189,296
TALX	100,000	0
THQ	60,000	0
Consumer Goods & Services
Carter's	600,200	300,000
Central Parking	296,700	0
HNI	106,000	45,800
ITT Educational Services	416,000	366,000
Industrial Goods & Services
K&F Industries	236,400	0
Health Care
The Medicines Company	400,000	0
United Surgical Partners	550,000	0
Viasys Healthcare	220,000	0
Finance
Anchor Bancorp Wisconsin	141,400	111,400
Energy & Minerals
St. Mary Land & Exploration	80,000	47,000

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2007

Number of Shares		Value (000)
		Equities: 96.2%
Information 30.9%
	> Business Software 4.8%
779,900	Avid Technology (a)	$27,569
	Digital Nonlinear Editing Software & Systems
355,000	Micros Systems (a)	19,312
	Information Systems for Restaurants & Hotels
2,100,000	Novell (a)	16,359
	Directory, Operating System & Identity Management Software
327,200	Parametric Technology (a)	7,071
	Engineering Software & Services
230,400	Concur Technologies (a)	5,265
	Web Enabled Cost & Expense Management Software
177,906	Blackbaud	3,928
	Software & Services for Non-profits
250,000	Agile Software (a)	2,015
	Product Design Software
		81,519
	> Mobile Communications 4.5%
1,005,000	Crown Castle International (a)	36,451
	Communications Towers
506,000	American Tower (a)	21,252
	Communications Towers in USA & Mexico
1,633,000	Dobson Communications (a)	18,143
	Rural & Small City Cellular Telephone Services
88,000	Globalstar (a)	911
	Satellite Mobile Voice & Data Carrier
75,000	Openwave Systems	469
	Internet Software for Mobile Devices
		77,226
	> Semiconductors & Related Equipment 3.8%
1,298,490	Integrated Device Technology (a)	19,828
	Communications Semiconductors
570,000	Microsemi (a)	13,651
	Analog/Mixed Signal Semiconductors
1,050,000	Entegris (a)	12,474
	Semiconductor Wafer Shipping & Handling Products
601,000	AMIS Holdings (a)	7,524
	Mixed-signal Semiconductors
189,296	Supertex (a)	5,933
	Mixed-signal Semiconductors
140,000	Littelfuse (a)	4,728
	Little Fuses
		64,138
	> Computer Hardware & Related Equipment 3.3%
433,581	Nice Systems (a)	15,063
	Audio & Video Recording Solutions
505,000	II-VI (a)	13,721
	Laser Components
295,600	Amphenol	10,538
	Electronic Connectors
130,000	Belden CDT	7,195
	Specialty Cable
99,000	Zebra Technologies (a)	3,835
	Bar Code Printers

Number of Shares		Value (000)
90,000	Netgear (a)	$3,263
	Networking Products for Small Business & Home
65,000	Intermec (a)	1,645
	Bar Code & Wireless LAN Systems
40,000	Rogers (a)	1,480
	PCB Laminates & High-performance Foams
		56,740
	> Telecommunications Equipment 2.9%
2,585,000	Tellabs (a)	27,815
	Telecommunications Equipment
475,000	Polycom (a)	15,960
	Video Conferencing Equipment
85,000	Ciena (a)	3,071
	Optical Transport & Broadband Access Equipment
323,500	Symmetricom (a)	2,717
	Network Timing & Synchronization Devices
		49,563
	> Instrumentation 2.8%
430,000	Flir Systems (a)	19,887
	Infrared Cameras
140,000	Mettler Toledo (a)	13,371
	Laboratory Equipment
368,000	Trimble Navigation (a)	11,850
	GPS-based Instruments
60,000	FARO Technologies (a)	1,912
	Precision Measurement Equipment
		47,020
	> Telephone Services 2.0%
1,486,000	Time Warner Telecom (a)	29,869
	Fiber Optic Telephone/Data Services
340,000	Windstream	5,018
	Rural Telephone Franchises
		34,887
	> Internet Related 1.6%
460,000	ValueClick (a)	13,552
	Internet Advertising
980,000	CNET Networks (a)	8,026
	Internet Advertising on Niche Websites
507,897	TheStreet.com	5,526
	Financial Information Website Publisher
		27,104
	> Business Information & Marketing Services 1.2%
530,000	Ceridian (a)	18,550
	HR Services & Payment Processing
98,300	Navigant Consulting (a)	1,824
	Financial Consulting Firm
		20,374
	> Financial Processors 0.9%
393,280	Global Payments	15,594
	Credit Card Processor
		15,594
	> Computer Services 0.8%
786,000	RCM Technologies (a)(b)	6,123
	Technology & Engineering Services
1,005,500	AnswerThink (a)	3,640
	IT Integration & Best Practice Research

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Computer Services—continued
95,000	SRA International (a)	$2,399
	Government IT Services
235,000	iGate (a)	1,885
	IT & Business Process Outsourcing Services
		14,047
	> TV Broadcasting 0.7%
1,125,000	Entravision Communications (a)	11,734
	Spanish Language TV, Radio & Outdoor
		11,734
	> Radio 0.7%
511,100	Salem Communications	5,668
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	3,034
	Spanish Language Radio Stations
300,000	Saga Communications (a)	2,940
	Radio Stations in Small- & Mid-sized Cities
		11,642
	> Television Programming 0.5%
750,000	Lions Gate Entertainment (a)	8,273
	Film & TV Studio
		8,273
	> CATV 0.3%
240,000	Discovery Holding (a)	5,518
	CATV Programming
		5,518
	> Gaming Equipment & Services 0.1%
98,500	Shuffle Master (a)	1,635
	Card Shufflers & Casino Games
		1,635
Information: Total		527,014
Consumer Goods & Services 20.4%
	> Retail 4.4%
398,000	Abercrombie & Fitch	29,046
	Teen Apparel Retailer
418,000	Chico's FAS (a)	10,174
	Women's Specialty Retailer
175,000	J Crew Group (a)	9,466
	Multi-channel Branded Retailer
486,250	Christopher & Banks	8,339
	Women's Apparel Retailer
224,500	AnnTaylor Stores (a)	7,952
	Women's Apparel Retailer
95,000	Genesco (a)	4,969
	Multi-concept Branded Footwear Retailer
200,000	Urban Outfitters (a)	4,806
	Apparel & Home Specialty Retailer
		74,752
	> Apparel 3.9%
634,200	Oxford Industries	28,121
	Branded & Private Label Apparel
885,200	True Religion Apparel (a)	17,996
	Premium Denim
222,200	Coach (a)	10,530
	Designer & Retailer of Branded Leather Accessories

Number of Shares		Value (000)
300,000	Carter's (a)	$7,782
	Children's Branded Apparel
90,000	Heelys (a)	2,327
	Wheeled Footwear
		66,756
	> Other Consumer Services 3.8%
366,000	ITT Educational Services (a)	42,961
	Post-secondary Degree Programs
149,000	NutriSystem (a)	10,406
	Weight Loss Programs
310,000	Universal Technical Institute (a)	7,871
	Vocational Training
60,000	Weight Watchers International	3,051
	Weight Loss Programs
		64,289
	> Other Durable Goods 1.8%
2,078,300	Champion Enterprises (a)	20,430
	Manufactured Homes
287,900	Cavco Industries (a)	10,802
	Higher End Manufactured Homes
		31,232
	> Leisure Products 1.8%
301,300	International Speedway	15,882
	Largest Motorsports Racetrack Owner & Operator
195,500	Speedway Motorsports	7,816
	Motorsport Racetrack Owner & Operator
80,000	Thor Industries	3,611
	RV & Bus Manufacturer
50,000	Polaris Industries	2,708
	Leisure Vehicles & Related Products
		30,017
	> Nondurables 1.6%
531,400	Scotts Miracle-Gro	22,819
	Consumer Lawn & Garden Products
108,000	Jarden (a)	4,645
	Branded Household Products
		27,464
	> Consumer Goods Distribution 1.2%
523,500	Pool	20,432
	Distributor of Swimming Pool Supplies & Equipment
		20,432
	> Restaurants 0.8%
337,500	Sonic (a)	7,465
	Quick Service Restaurant
163,800	Red Robin Gourmet Burgers (a)	6,613
	Casual Dining Restaurant
		14,078
	> Casinos & Gaming 0.6%
340,000	Pinnacle Entertainment (a)	9,571
	Regional Casino Operator
		9,571
	> Food & Beverage 0.2%
90,000	Hansen Natural (a)	3,868
	Alternative Beverages
		3,868

Number of Shares		Value (000)
	> Furniture & Textiles 0.2%
45,800	HNI	$1,878
	Office Furniture & Fireplaces
56,800	Knoll	1,272
	Office Furniture
		3,150
	> Travel 0.1%
45,000	Vail Resorts (a)	2,739
	Ski Resort Operator & Developer
		2,739
Consumer Goods & Services: Total		348,348
Industrial Goods & Services 14.0%
	> Machinery 6.9%
697,500	Ametek	27,677
	Aerospace/Industrial Instruments
673,600	Pentair	25,980
	Pumps & Water Treatment
650,300	ESCO Technologies	23,580
	Automatic Electric Meter Readers
373,600	Nordson	18,740
	Dispensing Systems for Adhesives & Coatings
319,800	Donaldson	11,369
	Industrial Air Filtration
71,800	Toro	4,228
	Turf Maintenance Equipment
132,000	Goodman Global (a)	2,933
	HVAC Equipment Manufacturer
50,000	Kaydon	2,606
	Specialized Friction & Motion Control Products
		117,113
	> Electrical Components 2.2%
480,000	Genlyte Group (a)	37,699
	Commercial Lighting Fixtures
		37,699
	> Other Industrial Services 1.5%
340,000	American Commercial Lines (a)	8,857
	Operator of Inland Barges/Builder of Inland Barges
350,000	Labor Ready (a)	8,089
	Temporary Manual Labor
196,000	American Reprographics (a)	6,035
	Document Management & Logistics
89,000	G&K Services	3,516
	Uniform Rental
		26,497
	> Construction 1.0%
204,050	Florida Rock	13,773
	Aggregates & Concrete
100,000	Simpson Manufacturing	3,374
	Wall Joint Maker
		17,147
	> Outsourcing Services 1.0%
350,000	Quanta Services (a)	10,734
	Electrical & Telecom Construction Services

Number of Shares		Value (000)
175,000	Administaff	$5,861
	Professional Employer Organization
		16,595
	> Industrial Distribution 0.6%
225,000	Interline Brands (a)	5,868
	Industrial Distribution
70,000	Watsco	3,808
	HVAC Distribution
		9,676
	> Waste Management 0.5%
280,875	Waste Connections (a)	8,494
	Solid Waste Management
		8,494
	> Industrial Materials & Specialty Chemicals 0.3%
155,000	Drew Industries (a)	5,137
	RV & Manufactured Home Components
		5,137
Industrial Goods & Services: Total		238,358
Health Care 11.8%
	> Biotechnology & Drug Delivery 4.4%
885,000	PDL BioPharma (a)	20,620
	Proprietary Monoclonal Antibodies
692,400	BioMarin (a)	12,422
	Biotech Focused on Orphan Diseases
580,000	Nektar Therapeutics (a)	5,504
	Drug Delivery Technologies
3,690,300	Medicure (a)	4,982
738,060	Medicure - Warrants (a)(c)	443
	Cardiovascular Biotech Company
125,000	Myriad Genetics (a)	4,649
	Drugs/Diagnostics Hybrid
1,135,000	Decode Genetics (a)	4,239
	Drugs for Heart Attack, Asthma & Vascular Disease
204,400	Medarex (a)	2,921
	Humanized Antibodies
650,000	La Jolla Pharmaceutical (a)	2,912
	Lupus Treatment
244,094	Array Biopharma (a)	2,849
	Drugs for Cancer & Inflammatory Diseases
248,600	Arena Pharmaceuticals (a)	2,732
	Novel Drug Targeting Technology
500,000	IsoRay (a)	2,520
100,000	IsoRay - Warrants (a)(c)	114
	Radiology Cancer Company
251,400	Seattle Genetics (a)	2,466
	Antibody-based Therapies for Cancer
271,590	Neurogen (a)	1,803
	Development-stage Biotech Focused on Neurology
450,000	Genitope (a)	1,737
	Cancer Vaccine
220,000	Pharmacopeia (a)	1,221
	Biotech Company with Broad Early-stage Pipeline
273,500	Nuvelo (a)	744
	Development-stage Biotech Focused on Cardiovascular/Cancer

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
375,000	Locus Discovery, Series D, Pfd. (a)(c)	$109
193,288	Locus Discovery, Series B, Pfd. (a)(c)	56
	High Throughput Rational Drug Design
18,181	Metabolex (a)(c)	64
	Diabetes Drug Development
		75,107
	> Medical Equipment & Devices 2.2%
577,400	Edwards Lifesciences (a)	28,489
	Heart Valves
105,000	Vital Signs	5,833
	Anesthesia, Respiratory & Sleep Products
94,171	Advanced Medical Optics (a)	3,284
	Medical Devices for Eye Care
		37,606
	> Health Care Services 2.2%
291,800	Lincare Holdings (a)	11,628
	Home Health Care Services
210,000	LCA-Vision	9,925
	Lasik Surgery Centers
470,000	PSS World Medical (a)	8,563
	Medical Supplies
137,000	Charles River Laboratories (a)	7,072
	Pharmaceutical Research
		37,188
	> Pharmaceuticals 1.6%
250,000	Medicis Pharmaceutical	7,635
	Specialty Pharmaceuticals-dermatology
270,000	MGI Pharma (a)	6,040
	Specialty Pharmaceuticals for Oncology & Acute Care
790,000	QLT (a)	5,846
	Specialty Pharmaceuticals for Ophthalmology & Dermatology
300,000	Collagenex Pharmaceuticals (a)	3,720
	Specialty Pharmaceuticals-dermatology
505,000	Barrier Therapeutics (a)	3,283
	Specialty Pharmaceuticals for Dermatology
		26,524
	> Medical Supplies 1.4%
270,700	ICU Medical (a)	11,624
	Intravenous Therapy Products
158,300	Techne (a)	9,056
	Cytokines, Antibodies & other Reagents for Life Science
104,000	Arrow International	3,981
	Disposable Catheters
		24,661
Health Care: Total		201,086
Finance 8.8%
	> Finance Companies 3.2%
1,121,500	AmeriCredit (a)	29,776
	Auto Lending
482,900	World Acceptance (a)	20,634
	Personal Loans
130,000	McGrath Rentcorp	4,380
	Temporary Space & IT Rentals
		54,790

Number of Shares		Value (000)
	> Insurance 2.7%
714,500	HCC Insurance Holdings	$23,872
	Specialty Insurance
14,000	Markel (a)	6,784
	Specialty Insurance
105,000	Philadelphia Consolidated Holding (a)	4,389
	Specialty Insurance
87,000	Delphi Financial Group	3,638
	Group Employee Benefit Products & Services
75,000	Endurance Specialty Holdings	3,003
	Commercial Lines Insurance/Reinsurance
177,743	Eastern Insurance Holdings	2,824
	Workers Comp & Specialty Insurance
91,000	United America Indemnity (a)	2,263
	Specialty Insurance
		46,773
	> Banks 2.5%
212,756	Chittenden	7,436
	New England Bank
239,500	TCF Financial	6,658
	Great Lakes Bank
308,000	Pacific Continental	4,989
	Niche Pacific N.W. Bank
145,000	Greene County Bancshares	4,533
	Tennessee Bank
215,000	First Busey	4,298
	Illinois Bank
105,000	MB Financial	3,648
	Chicago Bank
94,000	Associated Banc-Corp	3,074
	Midwest Bank
125,000	Lakeland Financial	2,659
	Indiana Bank
114,777	Glacier Bancorp	2,336
	Mountain States Bank
75,000	Old Second Bancorp	2,187
	Illinois Bank
20,000	First Financial Bankshares	776
	West Texas Bank
31,500	West Bancorporation	503
	Des Moines Commercial Bank
		43,097
	> Savings & Loans 0.4%
168,000	People's United	2,979
	Connecticut Savings & Loan
111,400	Anchor Bancorp Wisconsin	2,917
	Wisconsin Thrift
		5,896
Finance: Total		150,556
Energy & Minerals 7.8%
	> Oil Services 4.3%
401,700	FMC Technologies (a)	31,823
	Oil & Gas Well Head Manufacturer

Number of Shares		Value (000)
	> Oil Services—continued
367,000	Atwood Oceanics (a)	$25,184
	Offshore Drilling Contractor
355,000	Hanover Compressor (a)	8,467
	Natural Gas Compressor Rental & Fabrication
95,000	Tesco (a)	2,997
	Developing New Well Drilling Technologies
67,500	CARBO Ceramics	2,957
	Natural Gas Well Stimulants
71,000	Tetra Technologies (a)	2,002
	U.S.-based Services Company with Life of Field Approach
11,000	Key Energy Services (a)	204
	Well Workover Services
		73,634
	> Oil & Gas Producers 2.8%
525,000	Quicksilver Resources (a)	23,404
	Natural Gas & Coal Seam Gas Producer
208,400	Southwestern Energy (a)	9,274
	Oil & Gas Producer
111,200	Equitable Resources	5,511
	Natural Gas Producer & Utility
120,000	Carrizo Oil & Gas (a)	4,976
	Explores for Natural Gas & Crude Oil
450,000	Vaalco Energy (a)	2,174
	Oil & Gas Producer
47,000	St. Mary Land & Exploration	1,721
	Oil & Gas Producer
		47,060
	> Other Resources 0.5%
218,000	Layne Christensen (a)	8,927
	Oil & Gas Production/Engineering & Construction/Contract Drilling
		8,927
	> Oil Refining, Marketing & Distribution 0.2%
50,250	Oneok	2,533
	Natural Gas Distribution, Pipeline Processing & Trading
		2,533
Energy & Minerals: Total		132,154
Other Industries 2.5%
	> Real Estate 1.8%
560,000	DiamondRock Hospitality	10,685
	Hotel Owner
350,000	Highland Hospitality	6,720
	Hotel Owner
77,500	Gaylord Entertainment (a)	4,157
	Convention Hotels
100,000	Digital Realty Trust	3,768
	Technology-focused Office Buildings
150,000	Kite Realty Group	2,853
	Community Shopping Centers
90,000	American Campus Communities	2,546
	Student Housing
		30,729

Number of Shares or Principal Amount (000)		Value (000)
	> Transportation 0.5%
524,720	Heartland Express	$8,553
	Regional Trucker
		8,553
	> Regulated Utilities 0.2%
97,500	Northeast Utilities	2,765
	Regulated Electric Utility
		2,765
Other Industries: Total		42,047
Total Equities: 96.2% (Cost: $1,132,404)		1,639,563
Short-Term Obligations 5.3%
$8,700	Pasa Funding (d) 5.31% Due 7/03/07	8,697
8,700	World Omni Vehicle Leasing (d) 5.30% Due 7/06/07	8,693
8,600	Times Square Funding (d) 5.30% Due 7/02/07	8,599
8,600	Transamerica Asset (d) 5.40% Due 7/02/07	8,599
8,600	Morrigan TRR (d) 5.23% Due 7/05/07	8,595
8,600	Morrigan TRR (d) 5.34% Due 7/09/07	8,590
8,600	Natixis (d) 5.33% Due 7/10/07	8,588
8,500	Abbey National 5.29% Due 7/02/07	8,499
8,500	Erste Finance LLC (d) 5.32% Due 7/02/07	8,499
8,500	Mica Funding LLC 5 (d) 5.32% Due 7/02/07	8,499
4,154	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value $4,238 (repurchase proceeds $4,156)	4,154
	(Amortized Cost: $90,012)	90,012
Total Investments: 101.5% (Cost: $1,222,416)(e)		1,729,575
Cash and Other Assets Less Liabilities: (1.5)%		(26,037)
Total Net Assets: 100%		$1,703,538

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the six months ended June 30, 2007, are as follows:

Affiliate	Balance of Shares Held 12/31/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/2007	Value	Dividend
RCM Technologies	786,000	-	-	786,000	$6,123	$-

  The aggregate cost and value of this company at June 30, 2007, was $3,130 and $6,123, respectively. Investments in affiliate companies represented 0.4% of total net assets at June 30, 2007.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, are valued in good faith by the Board of Trustees. At June 30, 2007, these securities had an aggregate value of $786 which represented 0.05% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Locus Discovery, Series D, Pfd.	9/5/01	375,000	$1,500	$109
Locus Discovery, Series B, Pfd.	2/8/07	193,288	56	56
Metabolex, Series F	5/11/00	18,181	2,000	64
IsoRay Warrants	3/21/07	100,000	-	114
Medicure Warrants	12/22/06	738,060	-	443
			$3,556	$786

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2007, these securities amounted to $77,359, which represented 4.5% of net assets.

(e)  At June 30, 2007, for federal income tax purposes cost of investments was $1,222,416 and net unrealized appreciation was $507,159 consisting of gross unrealized appreciation of $551,801 and gross unrealized depreciation of $44,642.

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/07	06/30/07
Additions
Europe
> Switzerland
Geberit	2,400	24,000
Kuehne & Nagel	49,000	70,000
Synthes	50,500	57,000
> Netherlands
Fugro	60,000	125,634
SBM Offshore	0	60,000
Stork	0	79,000
Wavin	0	44,936
> Ireland
CRH	140,000	146,737
United Drug	710,733	751,000
> United Kingdom
Informa Group	0	170,000
Intertek Testing	0	71,700
Smith & Nephew	441,000	535,000
> Austria
Zumtobel	172,500	189,500
> Greece
Intralot	60,000	130,000
Asia
> Japan
Hoya	140,000	153,000
Kansai Paint	280,000	540,000
Nintendo	21,500	29,700
> Hong Kong
Hong Kong Exchanges and Clearing	405,000	500,000
Other Countries
> United States
Atwood Oceanics	97,500	100,000

	Number of Shares
	03/31/07	06/30/07
Sales
Europe
> Ireland
Anglo Irish Bank	160,000	0
Bank of Ireland	240,000	65,000
C&C Group	100,800	24,700
Ryanair	85,000	0
> United Kingdom
Northern Rock	215,000	0
Paragon Group	310,000	0
> Spain
Red Electrica de Espana	90,000	85,000
> Italy
Banca Italease	30,000	0
Asia
> Japan
Daito Trust Construction	68,000	43,000
USS	40,000	32,000

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2007

Number of Shares		Value (000)
		Equities: 91.7%
Europe 51.4%
	> Switzerland 12.0%
57,000	Synthes	$6,841
	Products for Orthopedic Surgery
70,000	Kuehne & Nagel	6,447
	Freight Forwarding/Logistics
16,500	Nobel Biocare Holding	5,388
	Dental Implants & Ceramic Crowns
24,000	Geberit	4,095
	Plumbing Supplies
7,500	Swatch Group	2,130
	Watch & Electronics Manufacturer
26,000	Schindler	1,724
	Elevator Manufacturer & Service Provider
		26,625
	> Netherlands 10.0%
125,634	Fugro	7,973
	Oilfield Services
79,000	Stork	5,128
	Industrial Services & Food Processing Equipment
117,633	Aalberts Industries	3,230
	Flow Control & Heat Treatment
60,000	SBM Offshore	2,287
	Builds & Leases Offshore Vessels to Process & Store Crude Oil
34,723	USG People	1,631
	Temporary Staffing Services
44,936	Wavin	1,081
	Largest European Plastic Pipe Systems Company
23,100	Boskalis Westminster	919
	Dredging & Maritime Contractor
		22,249
	> Ireland 7.3%
146,737	CRH	7,242
	Global Building Materials
751,000	United Drug	4,101
	Irish Pharmaceutical Wholesaler & Outsourcer
150,000	IAWS Group	3,142
	Baked Goods
65,000	Bank of Ireland	1,317
	Irish Commercial Bank
24,700	C&C Group	331
	Beverage Company
		16,133
	> United Kingdom 4.5%
535,000	Smith & Nephew	6,620
	Medical Equipment & Supplies
170,000	Informa Group	1,890
	Global Publisher & Event Organizer
71,700	Intertek Testing	1,406
	Testing, Inspection, Certification Services
		9,916
	> Germany 3.5%
40,000	Wincor Nixdorf	3,708
	Retail POS Systems & ATM Machines
1,250	Porsche	2,225
	Specialty Automobile Manufacturer

Number of Shares		Value (000)
17,000	Deutsche Boerse	$1,926
	Trading, Clearing, Settlement Services for Financial Markets
		7,859
	> Austria 3.2%
189,500	Zumtobel (a)	7,069
	Lighting Systems
		7,069
	> France 2.9%
300,000	SES Global	6,466
	Satellite Broadcasting Services
		6,466
	> Sweden 2.7%
318,000	Hexagon	6,098
	Measurement Equipment & Polymers
		6,098
	> Greece 1.9%
130,000	Intralot	4,188
	Lottery & Gaming Systems & Services
		4,188
	> Spain 1.8%
85,000	Red Electrica de Espana	3,983
	Spanish Power Grid
		3,983
	> Denmark 1.6%
31,000	Novozymes	3,593
	Industrial Enzymes
		3,593
Europe: Total		114,179
Asia 28.4%
	> Japan 23.4%
29,700	Nintendo	10,847
	Entertainment Software & Hardware
6,700	Jupiter Telecommunications (a)	5,525
	Largest Cable Service Provider in Japan
153,000	Hoya	5,064
	Opto-electrical Components & Eyeglass Lenses
2,700	Kenedix	5,022
	Real Estate Investment Management
77,000	Ibiden	4,958
	Electronic Parts & Ceramics
160,000	Aeon Mall	4,908
	Suburban Shopping Mall Developer, Owner & Operator
540,000	Kansai Paint	4,717
	Paint Producer in Japan, India, China & Southeast Asia
143,700	JSR	3,461
	Films & Chemicals for LCD Screens & Electronics
43,000	Daito Trust Construction	2,046
	Apartment Builder
32,000	USS	2,037
	Used Car Auctioneer
85,000	Ushio	1,883
	Industrial Light Sources

Number of Shares		Value (000)
	> Japan—continued
138,000	Park24	$1,385
	Parking Lot Operator
		51,853
	> Hong Kong 3.2%
500,000	Hong Kong Exchanges and Clearing	7,074
	Hong Kong Equity & Derivatives Market Operator
		7,074
	> Singapore 1.8%
630,000	Singapore Exchange	4,024
	Singapore Equity & Derivatives Market Operator
		4,024
Asia: Total		62,951
Other Countries 11.9%
	> Canada 4.8%
90,000	Potash Corp. of Saskatchewan	7,017
	World's Largest Producer of Potash
174,400	RONA (a)	3,643
	Leading Canadian Do-it-yourself Retailer
		10,660
	> South Africa 4.0%
151,300	Impala Platinum Holdings	4,587
	Platinum Group Metals Mining & Refining
165,000	Naspers	4,227
	Media & Education in Africa & Other Emerging Markets
		8,814
	> United States 3.1%
100,000	Atwood Oceanics (a)	6,862
	Offshore Drilling Contractor
		6,862
Other Countries: Total		26,336
Total Equities: 91.7% (Cost: $156,119)		203,466

Principal Amount (000)		Value (000)
Short-Term Obligation 7.4%
$16,495	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value $16,825 (repurchase proceeds $16,502)	$16,495
	(Amortized Cost: $16,495)	16,495
Total Investments: 99.1% (Cost: $172,614)(b)(c)		219,961
Cash and Other Assets Less Liabilities: 0.9%		2,031
Total Net Assets: 100%		$221,992

Columbia Acorn International Select Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At June 30, 2007, for federal income tax purposes cost of investments was $172,614 and net unrealized appreciation was $47,347 consisting of gross unrealized appreciation of $51,104 and gross unrealized depreciation of $3,757.

(c)  On June 30, 2007, the Fund's total investments were denominated in currencies as follows:

Currency	Value	% of Net Assets
Euro	$67,946	30.6%
Japanese Yen	51,853	23.4
US Dollar	30,374	13.7
Swiss Franc	26,625	12.0
Other currencies less than 5% of total net assets	43,163	19.4
	$219,961	99.1%

Columbia Acorn International Select

Portfolio Diversification

At June 30, 2007, the Fund's portfolio investments as a percent of net assets was diversified as follows:

	Value (000)	Percent
> Industrial Goods & Services
Conglomerates	$19,414	8.8%
Construction	13,383	6.0
Specialty Chemicals	12,852	5.8
Other Industrial Services	9,577	4.3
Electrical Components	8,952	4.0
Outsourcing Services	1,631	0.7
	65,809	29.6
> Information
Financial Processors	13,024	5.9
Domestic Consumer Software	10,847	4.9
Satellite Broadcasting	6,466	2.9
Cable Television	5,525	2.5
Semiconductors & Related Equipment	5,064	2.3
Television Broadcasting	4,227	1.9
Computer Hardware & Related Equipment	3,708	1.7
Publishing	1,890	0.8
	50,751	22.9
> Energy & Minerals
Oil/Gas Producers	18,041	8.1
Mining	11,604	5.3
	29,645	13.4

	Value (000)	Percent
> Consumer Goods & Services
Retail	$8,551	3.8
Durable Goods	4,355	2.0
Casinos	4,188	1.9
Food	3,473	1.6
Consumer Goods Distribution	2,037	0.9
Consumer Services	1,385	0.6
	23,989	10.8
> Health Care
Medical Equipment	18,849	8.5
Pharmaceuticals	4,101	1.8
	22,950	10.3
> Other Industries
Real Estate	5,022	2.3
Regulated Utilities	3,983	1.8
	9,005	4.1
> Finance
Banks	1,317	0.6
	1,317	0.6
Total Equities:	203,466	91.7
Short-Term Obligations:	16,495	7.4
Total Investments:	219,961	99.1
Cash and Other Assets Less Liabilities:	2,031	0.9
Net Assets:	$221,992	100.0%

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/07	06/30/07
Additions
Consumer Goods & Services
Chico's FAS	1,811,000	2,000,000
Hertz	1,750,000	2,000,000
Information
Globalstar	3,514,300	6,000,000
Liberty Global Series C	2,963,800	3,000,000
Sanmina-SCI	11,000,000	16,021,480
Tellabs	11,300,000	13,757,500
Energy & Minerals
Atwood Oceanics	400,000	500,000
Tetra Technologies	0	2,000,000
Finance
Conseco	5,800,000	6,550,000
Janus Capital Group	3,450,000	4,050,000
Montpelier Re	1,000,000	2,000,000
Industrial Goods & Services
American Commercial Lines	0	2,068,400
Worthington Industries	2,250,000	2,350,000
Other Industries
JB Hunt Transport Services	0	1,000,000

	Number of Shares
	03/31/07	06/30/07
Sales
Consumer Goods & Services
ITT Educational Services	1,475,000	1,300,000
Weight Watchers International	238,200	0
Finance
Nuveen Investments	975,000	0
Industrial Goods & Services
Quanta Services	3,030,000	2,700,000

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2007

Number of Shares		Value (000)
		Equities: 89.7%
Consumer Goods & Services 26.5%
	> Retail 10.6%
3,550,000	Safeway	$120,806
	Supermarkets
1,650,000	Abercrombie & Fitch	120,417
	Teen Apparel Retailer
850,000	Costco Wholesale	49,742
	Warehouse Superstores
2,000,000	Chico's FAS (a)	48,680
	Women's Specialty Retail
		339,645
	> Other Consumer Services 6.0%
1,300,000	ITT Educational Services (a)	152,594
	Post-secondary Degree Programs
1,500,000	Universal Technical Institute (a)(b)	38,085
	Vocational Training
		190,679
	> Travel 4.9%
3,550,000	Expedia (a)	103,979
	Online Travel Services Company
2,000,000	Hertz (a)	53,140
	Largest U.S. Rental Car Operator
		157,119
	> Leisure Products 2.7%
800,000	Harley-Davidson	47,688
	Motorcycles & Related Merchandise
750,000	International Speedway	39,533
	Largest Motorsports Racetrack Owner & Operator
		87,221
	> Apparel 2.3%
1,550,000	Coach (a)	73,455
	Designer & Retailer of Branded Leather Accessories
		73,455
Consumer Goods & Services: Total		848,119
Information 25.6%
	> CATV 6.6%
3,000,000	Liberty Global Series C (a)	117,900
600,000	Liberty Global Series A (a)	24,624
	Cable TV Franchises Outside the USA
3,000,000	Discovery Holding (a)	68,970
	CATV Programming
		211,494
	> Mobile Communications 4.9%
2,300,000	American Tower (a)	96,600
	Communications Towers in USA & Mexico
6,000,000	Globalstar (a)(b)	62,100
	Satellite Mobile Voice & Data Carrier
		158,700
	> Telecommunications Equipment 4.6%
13,757,500	Tellabs (a)	148,031
	Telecommunications Equipment
		148,031

Number of Shares		Value (000)
	> Business Software 4.2%
2,350,000	Avid Technology (a)(b)	$83,072
	Digital Nonlinear Editing Software & Systems
6,500,000	Novell (a)	50,635
	Directory, Operating System & Identity Management Software
		133,707
	> Internet Related 2.8%
9,600,000	SkillSoft (a)(b)	89,184
	Web-based Learning Solutions (E-Learning)
		89,184
	> Contract Manufacturing 1.6%
16,021,480	Sanmina-SCI (a)	50,147
	Electronic Manufacturing Services
		50,147
	> Semiconductors & Related Equipment 0.8%
2,700,000	Canadian Solar (a)(b)	25,380
	Solar Cell & Module Manufacturer
		25,380
	> Computer Services 0.1%
1,367,000	AnswerThink (a)	4,949
	IT Integration & Best Practice Research
		4,949
Information: Total		821,592
Energy & Minerals 14.1%
	> Mining 9.8%
15,666,000	Uranium One (South Africa) (a)	199,566
	Uranium Mines in South Africa, Kazakhstan, Australia & the U.S.
1,440,000	Potash Corp. of Saskatchewan (Canada)	112,277
	World's Largest Producer of Potash
		311,843
	> Oil Services 4.3%
2,000,000	Tetra Technologies (a)	56,400
	U.S. Based Service Company with Life of Field Approach
600,000	FMC Technologies (a)	47,532
	Oil & Gas Well Head Manufacturer
500,000	Atwood Oceanics (a)	34,310
	Offshore Drilling Contractor
		138,242
Energy & Minerals: Total		450,085
Finance 12.0%
	> Insurance 7.1%
6,550,000	Conseco (a)	136,829
	Life, Long-term Care & Medical Supplement Insurance
112,000	Markel (a)	54,271
	Specialty Insurance
2,000,000	Montpelier Re	37,080
	Commercial Lines Insurance/Reinsurance
		228,180

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares or Principal Amount (000)		Value (000)
	> Brokerage & Money Management 4.9%
4,050,000	Janus Capital Group	$112,752
	Manages Mutual Funds
1,500,000	SEI Investments	43,560
	Mutual Fund Administration & Investment Management
		156,312
Finance: Total		384,492
Industrial Goods & Services 9.5%
	> Other Industrial Services 3.5%
1,425,000	Expeditors International of Washington	58,852
	International Freight Forwarder
2,068,400	American Commercial Lines (a)	53,882
	Operator of Inland Barges/Builder of Inland Barges
		112,734
	> Outsourcing Services 2.6%
2,700,000	Quanta Services (a)	82,809
	Electrical & Telecom Construction Services
		82,809
	> Waste Management 1.8%
1,500,000	Waste Management	58,575
	U.S. Garbage Collection & Disposal
		58,575
	> Steel 1.6%
2,350,000	Worthington Industries	50,878
	Steel Processing & Manufactured Metal Products
		50,878
Industrial Goods & Services: Total		304,996
Health Care 1.1%
	> Health Care Services 1.1%
910,000	Lincare Holdings (a)	36,263
	Home Health Care Services
		36,263
Health Care: Total		36,263
Other Industries 0.9%
	> Transportation 0.9%
1,000,000	JB Hunt Transport Services	29,320
	Truck & Intermodal Carrier
		29,320
Other Industries: Total		29,320
Total Equities: 89.7% (Cost: $1,841,270)		2,874,867
Short-Term Obligations 10.0%
$15,900	Natixis (c) 5.33% Due 7/11/07	15,876
15,900	Giro Balanced Funding (c) 5.30% Due 7/20/07	15,856

Principal Amount (000)		Value (000)
$15,900	Old Court Funding (c) 5.35% Due 7/26/07	$15,841
15,900	Keel Capital (c) 5.30% Due 7/27/07	15,839
15,800	Ebury Finance Ltd. (c) 5.30% Due 7/5/07	15,791
15,800	World Omni Vehicle Leasing (c) 5.30% Due 7/24/07	15,747
15,700	Anglesea Funding (c) 5.29% Due 7/2/07	15,698
15,700	Mainsail II Ltd. (c) 5.28% Due 7/3/07	15,695
15,700	Austra (c) 5.28% Due 7/6/07	15,688
15,700	White Point Funding (c) 5.32% Due 7/18/07	15,661
15,700	Hannover Funding (c) 5.30% Due 7/19/07	15,658
15,700	Coast Asset (c) 5.31% Due 7/23/07	15,649
15,700	Liberty Street Funding (c) 5.33% Due 7/25/07	15,644
15,600	Whistlejacket Capital (c) 5.29% Due 7/9/07	15,582
15,500	Mica Funding LLC (c) 5.34% Due 7/13/07	15,472
15,400	TSL USA (c) 5.30% Due 7/10/07	15,380
15,400	La Fayette Asset Securitization LLC (c) 5.28% Due 7/11/07	15,377
15,300	Bavaria (c) 5.31% Due 7/12/07	15,275
15,000	Morrigan TRR (c) 5.34% Due 7/16/07	14,967
15,000	Manhattan Asset Funding (c) 5.29% Due 7/17/07	14,965
9,916	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/2/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11, market value of $10,118 (repurchase proceeds $9,920)	9,916
	(Amortized Cost: $321,577)	321,577
Total Investments: 99.7% (Cost: $2,162,847)(d)		3,196,444
Cash and Other Assets Less Liabilities: 0.3%		9,698
Total Net Assets: 100%		$3,206,142

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in these affiliated companies during the six months ended June 30, 2007, are as follows:

Affiliates	Balance of Shares Held 12/31/06	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/07	Value	Dividend
Avid Technology	2,200,000	150,000	-	2,350,000	$83,073	$-
Canadian Solar	550,000	2,150,000	-	2,700,000	25,380	-
Globalstar	1,600,000	4,400,000	-	6,000,000	62,100	-
SkillSoft	9,600,000	-	-	9,600,000	89,184	-
Universal Technical Institute	1,350,000	150,000	-	1,500,000	38,085	-
UrAsia Energy (merged into Uranium One)*	30,050,000	2,000,000	32,050,000	-	-	-
TOTAL OF AFFILIATED TRANSACTIONS	45,350,000	8,850,000	32,050,000	22,150,000	$297,822	$-

*  At June 30, 2007, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2007, was $226,635 and $297,822, respectively. Investments in affiliate companies represented 9.3% of total net assets at June 30, 2007.

(c)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified instutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At June 30, 2007, these securities had an aggregate value of $311,661, which represented 9.7% of net assets.

(d)  At June 30, 2007 for federal income tax purposes cost of investments was $2,162,847 and net unrealized appreciation was $1,033,597 consisting of gross unrealized appreciation of $1,078,817 and gross unrealized depreciation of $45,220.

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2007

Number of Shares or Principal Amount (000)		Value (000)
	> Bond Funds: 65.0%
6,761,238	Columbia Intermediate Bond Fund, Class Z	$58,688
3,449,983	Columbia Federal Securities Fund, Class Z	35,190
2,788,437	Columbia Conservative High Yield Fund, Class Z	23,088
Total Bond Funds (Cost: $118,839)		116,966
	> Stock Funds: 34.8%
1,026,125	Columbia LargeCap Enhanced Core Fund, Class Z	15,659
833,310	Columbia Dividend Income Fund, Class Z	12,591
205,779	Columbia Acorn International, Class Z	9,429
287,018	Columbia Acorn Fund, Class Z	9,403
432,063	Columbia Marsico Growth Fund, Class Z	9,367
203,678	Columbia Acorn Select, Class Z	6,285
Total Stock Funds (Cost: $52,596)		62,734
Short-Term Obligation: 0.4%
$642	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/07, due 7/02/07 at 5.050%, collateralized by a U.S. Government Agency Obligation, maturing 7/18/11 market value of $660 (repurchase proceeds $642)	642
	(Cost: $642)	642
Total Investments: 100.2% (Cost: $172,077)(a)		180,342
Cash and Other Assets Less Liabilities: (0.2)%		(313)
Total Net Assets: 100%		$180,029

> Notes to Statement of Investments (dollar values in thousands)

(a)  At June 30, 2007, for federal income tax purposes cost of investments was $172,077 and net unrealized appreciation was $8,265, consisting of gross unrealized appreciation of $10,274 and gross unrealized depreciation of $2,009.

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Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2007	Columbia Acorn Fund	Columbia Acorn International		Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,996,498	$3,298,899		$1,219,286	$172,614		$1,936,212		$—
Affiliated investments, at cost (See Note 4)	2,646,859	102,622		3,130	—		226,635		172,077
Unaffiliated investments, at value	$16,693,498	$5,306,474		$1,723,452	$219,961		$2,898,622		$—
Affiliated investments, at value (See Note 4)	4,477,872	107,652		6,123	—		297,822		180,342
Cash	1,039	—	*	1,796	1		—	*	—	*
Foreign currency (cost: Columbia Acorn Fund $8,676; Columbia Acorn International $20,729; Columbia Acorn International Select $168)	8,694	20,858		—	168		—		—
Receivable for:
Investments sold	127,912	30,366		13,231	1,817		—		—
Fund shares sold	30,087	7,954		3,218	379		25,903		114
Dividends and interest	8,693	4,985		461	110		398		—	*
Foreign tax reclaims	606	1,183		—	59		—		—
Deferred Trustees' Compensation Investments	2,770	756		205	—		—		—
Expense Reimbursement due from Investment Adviser	—	—		—	—		—		50
Other assets	—	—		—	—		8		—
Total Assets	21,351,171	5,480,228		1,748,486	222,495		3,222,753		180,506
Liabilities:
Payable for:
Investments purchased	82,437	13,814		12,022	—		9,496		—
Fund shares redeemed	15,776	1,983		30,937	204		3,578		230
Management fee	11,164	3,337		1,230	166		2,020		15
Administration fee	695	174		57	7		102		6
12b-1 Service & Distribution fees	3,044	267		143	22		572		75
Reports to shareholders	1,568	350		154	36		331		65
Deferred Trustees' fees	2,770	756		205	26		183		22
Transfer agent fees	1,840	161		152	6		290		51
Trustees' fees	112	9		8	—	*	1		—	*
Audit fee	43	42		22	21		22		11
Custody fees	231	175		5	4		16		—	*
Deferred foreign capital gains tax payable	—	392		—	—		—		—
Other liabilities	213	38		13	11		—		2
Total Liabilities	119,893	21,498		44,948	503		16,611		477
Net Assets	$21,231,278	$5,458,730		$1,703,538	$221,992		$3,206,142		$180,029
Composition of Net Assets:
Paid in capital	$11,951,843	$3,203,553		$1,134,839	$166,910		$2,138,388		$165,454
Undistributed (overdistributed) net investment income (Accumulated net investment loss)	20,675	4,898		1,551	547		(15,544)		2,903
Accumulated net realized gain	730,715	237,906		59,989	7,187		49,701		3,407
Net unrealized appreciation on:
Investments	8,528,013	2,012,605		507,159	47,347		1,033,597		8,265
Foreign capital gains tax	—	(392)		—	—		—		—
Foreign currency translations	32	160		—	1		—		—
Net Assets	$21,231,278	$5,458,730		$1,703,538	$221,992		$3,206,142		$180,029
Net asset value per share – Class A (a)	$31.94	$45.59		$30.37	$30.82		$30.35		$12.80
(Net assets/shares)	($4,632,464/145,034)	($495,307/10,864)		($265,857/8,754)	($36,156/1,173)		($1,240,930/40,885)		($51,470/4,020)
Maximum offering price per share – Class A (b)	$33.89	$48.37		$32.22	$32.70		$32.20		$13.58
(Net asset value per share/front- end sales charge)	($31.94/0.9425)	($45.59/0.9425)		($30.37/0.9425)	($30.82/0.9425)		($30.35/0.9425)		($12.80/0.9425)
Net asset value and offering price per share – Class B (a)	$30.47	$44.69		$29.02	$29.74		$29.03		$12.84
(Net assets/shares)	($1,440,071/47,265)	($103,314/2,311)		($63,927/2,203)	($10,892/366)		($231,739/7,983)		($69,096/5,383)
Net asset value and offering price per share – Class C (a)	$30.35	$44.61		$28.93	$29.68		$28.94		$12.82
(Net assets/shares)	($1,450,101/47,779)	($135,340/3,035)		($57,674/1,993)	($9,778/329)		($222,201/7,679)		($25,991/2,028)
Net asset value and offering price per share – Class Z (c)	$32.76	$45.82		$31.11	$31.12		$30.86		$12.77
(Net assets/shares)	($13,708,642/418,519)	($4,724,769/103,107)		($1,316,080/42,302)	($165,166/5,308)		($1,511,272/48,965)		($33,472/2,622)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more, the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2007

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$96,782	$55,989	$8,785	$1,827	$4,355	$—
Dividend income from affiliates (See Note 4)	17,334	2,028	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	3,618
Interest income	29,275	7,691	1,985	328	5,967	20
	143,391	65,708	10,770	2,155	10,322	3,638
Foreign taxes withheld	(1,937)	(4,753)	— *	(123)	(22)	—
Total Investment Income	141,454	60,955	10,770	2,032	10,300	3,638
Expenses:
Management fee	64,166	18,550	7,160	915	10,678	92
Administration fee	3,856	931	320	37	513	35
12b-1 Service and Distribution fees:
Class A	5,431	495	328	37	1,354	68
Class B	5,328	366	241	39	839	264
Class C	6,984	583	282	41	977	134
Transfer agent fees:
Class A	1,498	158	91	13	408	46
Class B	1,069	90	58	11	203	63
Class C	688	60	30	6	116	24
Class Z	1,944	564	250	33	230	16
Custody fees	755	997	32	30	69	— *
Trustees' fees	367	74	30	15	155	18
Registration & blue sky fees	129	82	54	40	56	32
Reports to shareholders	1,381	355	167	43	318	71
Chief compliance officer expenses (See Note 4)	244	58	23	6	32	6
Other expenses	480	137	59	31	70	25
Total expenses	94,320	23,500	9,125	1,297	16,018	894
Less custody fees paid indirectly	(69)	(1)	(14)	— *	(45)	— *
Less reimbursement of expenses by Investment Adviser	—	—	—	—	—	(187)
Less reimbursement of expenses by Transfer Agent
Class A	(212)	(16)	(11)	(1)	(53)	(4)
Class B	(86)	(7)	(4)	(1)	(16)	(5)
Class C	(63)	(6)	(3)	(1)	(10)	(2)
Class Z	(376)	(27)	(48)	(1)	(21)	— *
Net Expenses	93,514	23,443	9,045	1,293	15,873	696
Net Investment Income (Loss)	47,940	37,512	1,725	739	(5,573)	2,942
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Unaffiliated investments	602,100	240,610	62,278	15,823	49,991	—
Affiliated investments (See Note 4)	131,455	(20)	—	—	—	4,235
Foreign currency transactions	(421)	(847)	—	(21)	(18)	—
Net realized gain on disposal of investments sold in error (See Note 8)	4	—	—	—	—	—
Net realized gain	733,138	239,743	62,278	15,802	49,973	4,235
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	1,050,397	387,043	86,603	5,277	360,688	—
Affiliated investments (See Note 4)	339,838	5,031	—	—	—	405
Foreign currency translations	10	109	—	(2)	69	—
Foreign capital gains tax	—	(392)	—	—	—	—
Net change in unrealized appreciation (depreciation)	1,390,245	391,791	86,603	5,275	360,757	405
Net realized and unrealized gain	2,123,383	631,534	148,881	21,077	410,730	4,640
Net Increase in Net Assets resulting from Operations	$2,171,323	$669,046	$150,606	$21,816	$405,157	$7,582

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$47,940	$35,190	$37,512	$31,386	$1,725	$(3,110)
Net realized gain on investments and foreign currency transactions	733,138	1,611,966	239,743	392,116	62,278	46,861
Net realized gain on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	1,390,245	712,218	391,791	645,701	86,603	64,360
Net change in net unrealized appreciation (depreciation) on affiliated investments	—	—	—	—	—	—
Net Increase from Operations	2,171,323	2,359,374	669,046	1,069,203	150,606	108,111
Distributions to Shareholders From:
Net investment income – Class A	—	(5,394)	(61)	(2,223)	—	—
Net realized gain – Class A	(55,515)	(313,513)	(2,579)	(26,545)	(2,466)	(5,181)
Net investment income – Class B	—	—	— *	(141)	—	—
Net realized gain – Class B	(18,288)	(114,707)	(575)	(8,646)	(620)	(1,487)
Net investment income – Class C	—	—	— *	(63)	—	—
Net realized gain – Class C	(18,339)	(109,093)	(744)	(8,998)	(557)	(1,223)
Net investment income – Class Z	—	(48,532)	(12,297)	(44,617)	—	—
Net realized gain – Class Z	(160,345)	(916,129)	(25,155)	(342,510)	(12,016)	(25,202)
Total Distributions to Shareholders	(252,487)	(1,507,368)	(41,411)	(433,743)	(15,659)	(33,093)
Share Transactions:
Subscriptions – Class A	615,959	1,078,213	175,970	176,101	51,185	113,090
Distributions reinvested – Class A	50,288	288,002	2,412	25,843	2,159	4,383
Redemptions – Class A	(513,833)	(822,590)	(48,303)	(63,857)	(53,863)	(51,382)
Net Increase (Decrease) – Class A	152,414	543,625	130,079	138,087	(519)	66,091
Subscriptions – Class B	7,608	25,556	8,524	17,920	222	1,247
Distributions reinvested – Class B	16,730	104,566	526	8,016	566	1,351
Redemptions – Class B	(119,998)	(212,371)	(12,274)	(20,296)	(6,865)	(14,036)
Net Increase (Decrease) – Class B	(95,660)	(82,249)	(3,224)	5,640	(6,077)	(11,438)
Subscriptions – Class C	65,011	166,508	29,598	50,734	2,005	17,895
Distributions reinvested – Class C	14,519	86,726	555	6,707	476	1,038
Redemptions – Class C	(102,057)	(178,699)	(9,005)	(16,582)	(4,411)	(8,640)
Net Increase (Decrease) – Class C	(22,527)	74,535	21,148	40,859	(1,930)	10,293
Subscriptions – Class Z	1,051,261	1,754,910	497,235	707,961	117,188	371,430
Distributions reinvested – Class Z	137,592	824,254	26,711	279,893	10,953	22,838
Redemptions – Class Z	(855,764)	(1,413,279)	(184,352)	(357,229)	(131,252)	(175,498)
Net Increase (Decrease) – Class Z	333,089	1,165,885	339,594	630,625	(3,111)	218,770
Net Increase (Decrease) from Share Transactions	367,316	1,701,796	487,597	815,211	(11,637)	283,716
Redemption Fees	—	—	103	147	—	—
Total Increase (Decrease) in Net Assets	2,286,152	2,553,802	1,115,335	1,450,818	123,310	358,734
Net Assets:
Beginning of period	18,945,126	16,391,324	4,343,395	2,892,577	1,580,228	1,221,494
End of period	$21,231,278	$18,945,126	$5,458,730	$4,343,395	$1,703,538	$1,580,228
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$20,675	$(27,265)	$4,898	$(20,256)	$1,551	$(174)

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$739	$361	$(5,573)	$(11,032)	$2,942	$6,358
Net realized gain on investments and foreign currency transactions	15,802	18,110	49,973	71,803	—	—
Net realized gain on affiliated investments and distributions from affiliated investment company shares	—	—	—	—	4,235	11,669
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	5,275	20,770	360,757	287,875	—	—
Net change in net unrealized appreciation (depreciation) on affiliated investments	—	—	—	—	405	836
Net Increase from Operations	21,816	39,241	405,157	348,646	7,582	18,863
Distributions to Shareholders From:
Net investment income – Class A	(86)	(2)	—	(788)	(125)	(2,086)
Net realized gain – Class A	—	—	(7,498)	(20,503)	(1,184)	(3,300)
Net investment income – Class B	—	—	—	—	—	(2,114)
Net realized gain – Class B	—	—	(1,510)	(4,991)	(1,571)	(3,980)
Net investment income – Class C	—	— *	—	—	—	(753)
Net realized gain – Class C	—	—	(1,407)	(3,972)	(596)	(1,496)
Net investment income – Class Z	(782)	(196)	—	(1,614)	(163)	(1,223)
Net realized gain – Class Z	—	—	(8,765)	(19,241)	(760)	(1,585)
Total Distributions to Shareholders	(868)	(198)	(19,180)	(51,109)	(4,399)	(16,537)
Share Transactions:
Subscriptions – Class A	13,035	10,850	233,175	210,532	3,216	6,298
Distributions reinvested – Class A	78	2	6,845	19,667	1,205	4,887
Redemptions – Class A	(2,741)	(3,070)	(97,602)	(158,467)	(11,969)	(25,185)
Net Increase (Decrease) – Class A	10,372	7,782	142,418	71,732	(7,548)	(14,000)
Subscriptions – Class B	1,382	2,223	2,301	4,782	1,993	3,578
Distributions reinvested – Class B	—	—	1,343	4,452	1,445	5,496
Redemptions – Class B	(1,392)	(1,437)	(18,505)	(31,688)	(7,964)	(16,105)
Net Increase (Decrease) – Class B	(10)	786	(14,861)	(22,454)	(4,526)	(7,031)
Subscriptions – Class C	2,439	2,333	34,501	20,817	1,995	4,114
Distributions reinvested – Class C	—	— *	1,110	3,230	529	1,960
Redemptions – Class C	(617)	(924)	(14,166)	(22,947)	(4,352)	(7,323)
Net Increase (Decrease) – Class C	1,822	1,409	21,445	1,100	(1,828)	(1,249)
Subscriptions – Class Z	30,453	34,878	499,307	258,516	3,072	5,698
Distributions reinvested – Class Z	341	99	6,448	14,293	855	2,633
Redemptions – Class Z	(10,851)	(10,107)	(72,303)	(170,328)	(1,708)	(3,204)
Net Increase (Decrease) – Class Z	19,943	24,870	433,452	102,481	2,219	5,127
Net Increase (Decrease) from Share Transactions	32,127	34,847	582,454	152,859	(11,683)	(17,153)
Redemption Fees	19	9	—	—	—	—
Total Increase (Decrease) in Net Assets	53,094	73,899	968,431	450,396	(8,500)	(14,827)
Net Assets:
Beginning of period	168,898	94,999	2,237,711	1,787,315	188,529	203,356
End of period	$221,992	$168,898	$3,206,142	$2,237,711	$180,029	$188,529
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$547	$676	$(15,544)	$(9,971)	$2,903	$249

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Subscriptions – Class A	20,066	37,015	4,120	4,588	1,756	4,113
Shares issued in reinvestment and capital gains – Class A	1,551	9,911	53	673	70	156
Less shares redeemed – Class A	(16,739)	(28,264)	(1,131)	(1,723)	(1,835)	(1,877)
Net Increase (Decrease) – Class A	4,878	18,662	3,042	3,538	(9)	2,392
Subscriptions – Class B	260	909	203	482	8	47
Shares issued in reinvestment and capital gains – Class B	540	3,757	12	212	19	50
Less shares redeemed – Class B	(4,079)	(7,576)	(294)	(553)	(245)	(533)
Net Increase (Decrease) – Class B	(3,279)	(2,910)	(79)	141	(218)	(436)
Subscriptions – Class C	2,223	5,931	709	1,356	72	678
Shares issued in reinvestment and capital gains – Class C	471	3,123	13	178	16	39
Less shares redeemed – Class C	(3,486)	(6,396)	(214)	(455)	(158)	(328)
Net Increase (Decrease) – Class C	(792)	2,658	508	1,079	(70)	389
Subscriptions – Class Z	33,477	58,774	11,650	18,601	3,909	13,228
Shares issued in reinvestment and capital gains – Class Z	4,138	27,709	588	7,251	345	796
Less shares redeemed – Class Z	(27,249)	(47,499)	(4,294)	(9,331)	(4,324)	(6,302)
Net Increase (Decrease) – Class Z	10,366	38,984	7,944	16,521	(70)	7,722
Net Increase (Decrease) in Shares of Beneficial Interest	11,173	57,394	11,415	21,279	(367)	10,067

*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2007	2006	2007	2006	2007	2006
Subscriptions – Class A	447	446	8,142	8,645	249	492
Shares issued in reinvestment and capital gains – Class A	3	— *	222	777	93	390
Less shares redeemed – Class A	(94)	(131)	(3,412)	(6,607)	(931)	(1,960)
Net Increase (Decrease) – Class A	356	315	4,952	2,815	(589)	(1,078)
Subscriptions – Class B	49	97	85	207	154	279
Shares issued in reinvestment and capital gains – Class B	— *	— *	45	183	112	437
Less shares redeemed – Class B	(49)	(64)	(675)	(1,373)	(616)	(1,253)
Net Increase (Decrease) – Class B	—	33	(545)	(983)	(350)	(537)
Subscriptions – Class C	87	100	1,252	898	155	322
Shares issued in reinvestment and capital gains – Class C	—	— *	38	133	40	156
Less shares redeemed – Class C	(22)	(42)	(518)	(1,002)	(336)	(572)
Net Increase (Decrease) – Class C	65	58	772	29	(141)	(94)
Subscriptions – Class Z	1,040	1,448	17,043	10,565	239	442
Shares issued in reinvestment and capital gains – Class Z	11	5	206	559	66	210
Less shares redeemed – Class Z	(371)	(427)	(2,490)	(7,111)	(131)	(248)
Net Increase (Decrease) – Class Z	680	1,026	14,759	4,013	174	404
Net Increase (Decrease) in Shares of Beneficial Interest	1,101	1,432	19,938	5,874	(906)	(1,305)

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$29.02		$27.57		$25.93		$22.20		$15.34	$17.80
Income from Investment Operations
Net investment income (loss) (a)	0.06		0.05		0.07		(0.05)		(0.07)	(0.07)
Net realized and unrealized gain (loss)	3.25		3.82		3.20		4.69		6.95	(2.39)
Total from Investment Operations	3.31		3.87		3.27		4.64		6.88	(2.46)
Less Distributions Declared to Shareholders
From net investment income	—		(0.04)		(0.07)		—		—	—
From net realized gains	(0.39)		(2.38)		(1.56)		(0.91)		(0.02)	—
Total Distributions Declared to Shareholders	(0.39)		(2.42)		(1.63)		(0.91)		(0.02)	—
Net Asset Value, End of Period	$31.94		$29.02		$27.57		$25.93		$22.20	$15.34
Total Return (b)	11.37	%(c)(d)	14.13	%(c)	12.76	%(c)	21.05	%(c)	44.85%	(13.82)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.02	%(f)	1.02%		1.03%		1.20%		1.33%	1.42%
Net investment income (loss) (e)	0.39	%(f)	0.17%		0.28%		(0.21)%		(0.36)%	(0.45)%
Waiver/reimbursement	0.01	%(f)	0.02%		0.02%		0.02%		—	—
Portfolio turnover rate	10	%(d)	22%		16%		20%		10%	13%
Net assets at end of period (000's)	$4,632,464		$4,067,868		$3,349,461		$2,669,936		$1,982,260	$724,121

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$27.78		$26.61		$25.19		$21.75		$15.13	$17.67
Income from Investment Operations
Net investment loss (a)	(0.03)		(0.13)		(0.11)		(0.22)		(0.18)	(0.17)
Net realized and unrealized gain (loss)	3.11		3.68		3.09		4.57		6.82	(2.37)
Total from Investment Operations	3.08		3.55		2.98		4.35		6.64	(2.54)
Less Distributions Declared to Shareholders
From net realized gains	(0.39)		(2.38)		(1.56)		(0.91)		(0.02)	—
Total Distributions Declared to Shareholders	(0.39)		(2.38)		(1.56)		(0.91)		(0.02)	—
Net Asset Value, End of Period	$30.47		$27.78		$26.61		$25.19		$21.75	$15.13
Total Return (b)	11.05	%(c)(d)	13.43	%(c)	11.98	%(c)	20.15	%(c)	43.89%	(14.37)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.60	%(f)	1.66%		1.72%		1.95%		1.98%	2.07%
Net investment loss (e)	(0.19	)%(f)	(0.48)%		(0.42)%		(0.96)%		(1.01)%	(1.10)%
Waiver/reimbursement	0.01	%(f)	0.02%		0.02%		0.02%		—	—
Portfolio turnover rate	10	%(d)	22%		16%		20%		10%	13%
Net assets at end of period (000's)	$1,440,071		$1,404,165		$1,422,580		$1,399,135		$1,221,931	$618,727

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$27.70		$26.58		$25.18		$21.75		$15.12	$17.66
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.17)		(0.13)		(0.22)		(0.18)	(0.17)
Net realized and unrealized gain (loss)	3.10		3.67		3.09		4.56		6.83	(2.37)
Total from Investment Operations	3.04		3.50		2.96		4.34		6.65	(2.54)
Less Distributions Declared to Shareholders
From net realized gains	(0.39)		(2.38)		(1.56)		(0.91)		(0.02)	—
Total Distributions Declared to Shareholders	(0.39)		(2.38)		(1.56)		(0.91)		(0.02)	—
Net Asset Value, End of Period	$30.35		$27.70		$26.58		$25.18		$21.75	$15.12
Total Return (b)	10.94	%(c)(d)	13.25	%(c)	11.90	%(c)	20.11	%(c)	43.99%	(14.38)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.80	%(f)	1.80%		1.82%		1.95%		1.98%	2.07%
Net investment loss (e)	(0.39	)%(f)	(0.61)%		(0.51)%		(0.96)%		(1.01)%	(1.10)%
Waiver/reimbursement	0.01	%(f)	0.02%		0.02%		0.02%		—	—
Portfolio turnover rate	10	%(d)	22%		16%		20%		10%	13%
Net assets at end of period (000's)	$1,450,101		$1,345,520		$1,220,339		$1,083,006		$900,016	$376,024

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn International

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$40.07		$33.20		$28.75		$22.45		$15.32	$18.35
Income from Investment Operations
Net investment income (a)	0.29		0.23		0.22		0.14		0.10	0.05
Net realized and unrealized gain (loss)	5.48		10.87		5.84		6.31		7.08	(3.07)
Total from Investment Operations	5.77		11.10		6.06		6.45		7.18	(3.02)
Less Distributions Declared to Shareholders
From net investment income	—	(b)	(0.32)		(0.53)		(0.15)		(0.05)	(0.01)
From net realized gains	(0.25)		(3.91)		(1.08)		—		—	—
Total Distributions Declared to Shareholders	(0.25)		(4.23)		(1.61)		(0.15)		(0.05)	(0.01)
Net Asset Value, End of Period	$45.59		$40.07		$33.20		$28.75		$22.45	$15.32
Total Return (c)	14.41	%(d)(e)	34.16	%(d)	21.42	%(d)	28.91	%(d)	46.94%	(16.46)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.19	%(g)	1.24%		1.30%		1.48%		1.59%	1.56%
Net investment income (f)	1.37	%(g)	0.61%		0.72%		0.61%		0.57%	0.30%
Waiver/reimbursement	0.01	%(g)	0.01%		0.02%		0.02%		—	—
Portfolio turnover rate	16	%(e)	31%		27%		40%		40%	52%
Net assets at end of period (000's)	$495,307		$313,401		$142,204		$70,582		$52,872	$33,806

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than ($0.01).

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$39.39		$32.71		$28.18		$22.07		$15.11	$18.22
Income from Investment Operations
Net investment income (loss) (a)	0.14		(0.00	)(b)	0.02		(0.04)		(0.02)	(0.06)
Net realized and unrealized gain (loss)	5.41		10.66		5.73		6.19		6.98	(3.05)
Total from Investment Operations	5.55		10.66		5.75		6.15		6.96	(3.11)
Less Distributions Declared to Shareholders
From net investment income	—		(0.07)		(0.14)		(0.04)		—	—
From net realized gains	(0.25)		(3.91)		(1.08)		—		—	—
Total Distributions Declared to Shareholders	(0.25)		(3.98)		(1.22)		(0.04)		—	—
Net Asset Value, End of Period	$44.69		$39.39		$32.71		$28.18		$22.07	$15.11
Total Return (c)	14.09	%(d)(e)	33.26	%(d)	20.57	%(d)	27.91	%(d)	46.06%	(17.07)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.79	%(g)	1.89%		2.01%		2.27%		2.24%	2.21%
Net investment income (loss) (f)	0.69	%(g)	(0.01)%		0.08%		(0.18)%		(0.10)%	(0.35)%
Waiver/reimbursement	0.01	%(g)	0.02%		0.02%		0.02%		—	—
Portfolio turnover rate	16	%(e)	31%		27%		40%		40%	52%
Net assets at end of period (000's)	$103,314		$94,165		$73,572		$54,752		$39,800	$22,560

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $(0.01).

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$39.35		$32.68		$28.19		$22.06		$15.11	$18.21
Income from Investment Operations
Net investment income (loss) (a)	0.12		(0.05)		(0.00	)(b)	(0.03)		(0.01)	(0.06)
Net realized and unrealized gain (loss)	5.39		10.66		5.71		6.20		6.96	(3.04)
Total from Investment Operations	5.51		10.61		5.71		6.17		6.95	(3.10)
Less Distributions Declared to Shareholders
From net investment income	—		(0.03)		(0.14)		(0.04)		—	—
From net realized gains	(0.25)		(3.91)		(1.08)		—		—	—
Total Distributions Declared to Shareholders	(0.25)		(3.94)		(1.22)		(0.04)		—	—
Net Asset Value, End of Period	$44.61		$39.35		$32.68		$28.19		$22.06	$15.11
Total Return (c)	14.00	%(d)(e)	33.14	%(d)	20.45	%(d)	28.01	%(d)	46.00%	(17.02)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.96	%(g)	2.01%		2.09%		2.24%		2.24%	2.21%
Net investment income (loss) (f)	0.57	%(g)	(0.14)%		(0.01)%		(0.15)%		(0.06)%	(0.35)%
Waiver/reimbursement	0.01	%(g)	0.01%		0.02%		0.02%		—	—
Portfolio turnover rate	16	%(e)	31%		27%		40%		40%	52%
Net assets at end of period (000's)	$135,340		$99,425		$47,325		$30,547		$22,990	$14,575

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $(0.01).

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$28.02		$26.52		$24.77		$20.74		$14.18	$17.50
Income from Investment Operations
Net investment income (loss) (a)	0.01		(0.10)		(0.01)		(0.24)		(0.22)	(0.19)
Net realized and unrealized gain (loss)	2.62		2.21		3.13		4.41		6.78	(3.13)
Total from Investment Operations	2.63		2.11		3.12		4.17		6.56	(3.32)
Less Distributions Declared to Shareholders
From net realized gains	(0.28)		(0.61)		(1.37)		(0.14)		—	—
Net Asset Value, End of Period	$30.37		$28.02		$26.52		$24.77		$20.74	$14.18
Total Return (b)	9.36	%(c)(d)	7.95	%(c)	12.68	%(c)	20.12	%(c)	46.26%	(18.97)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.25	%(f)	1.26%		1.31%		1.51%		1.65%	1.74%
Net investment income (loss) (e)	0.05	%(f)	(0.35)%		(0.02)%		(1.08)%		(1.26)%	(1.21)%
Waiver/reimbursement	0.01	%(f)	0.01%		0.01%		0.02%		—	—
Portfolio turnover rate	9	%(d)	13%		13%		18%		7%	31%
Net assets at end of period (000's)	$265,857		$245,552		$168,922		$112,509		$89,650	$32,422

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly an impact of less than 0.01%.

(f)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$26.87		$25.61		$24.14		$20.36		$14.01	$17.40
Income from Investment Operations
Net investment loss (a)	(0.08)		(0.27)		(0.18)		(0.39)		(0.32)	(0.29)
Net realized and unrealized gain (loss)	2.51		2.14		3.02		4.31		6.67	(3.10)
Total from Investment Operations	2.43		1.87		2.84		3.92		6.35	(3.39)
Less Distributions Declared to Shareholders
From net realized gains	(0.28)		(0.61)		(1.37)		(0.14)		—	—
Net Asset Value, End of Period	$29.02		$26.87		$25.61		$24.14		$20.36	$14.01
Total Return (b)	9.02	%(c)(d)	7.29	%(c)	11.84	%(c)	19.26	%(c)	45.32%	(19.48)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.86	%(f)	1.93%		2.00%		2.23%		2.30%	2.39%
Net investment loss (e)	(0.57	)%(f)	(1.01)%		(0.72)%		(1.80)%		(1.91)%	(1.86)%
Waiver/reimbursement	0.01	%(f)	0.02%		0.01%		0.02%		—	—
Portfolio turnover rate	9	%(d)	13%		13%		18%		7%	31%
Net assets at end of period (000's)	$63,927		$65,040		$73,168		$72,643		$66,175	$37,478

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingentdeferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$26.81		$25.59		$24.14		$20.36		$14.01	$17.40
Income from Investment Operations
Net investment loss (a)	(0.10)		(0.30)		(0.20)		(0.39)		(0.32)	(0.29)
Net realized and unrealized gain (loss)	2.50		2.13		3.02		4.31		6.67	(3.10)
Total from Investment Operations	2.40		1.83		2.82		3.92		6.35	(3.39)
Less Distributions Declared to Shareholders
From net realized gains	(0.28)		(0.61)		(1.37)		(0.14)		—	—
Net Asset Value, End of Period	$28.93		$26.81		$25.59		$24.14		$20.36	$14.01
Total Return (b)	8.93	%(c)(d)	7.14	%(c)	11.76	%(c)	19.26	%(c)	45.32%	(19.48)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.04	%(f)	2.05%		2.10%		2.23%		2.30%	2.39%
Net investment loss (e)	(0.75	)%(f)	(1.14)%		(0.81)%		(1.80)%		(1.91)%	(1.86)%
Waiver/reimbursement	0.01	%(f)	0.01%		0.01%		0.02%		—	—
Portfolio turnover rate	9	%(d)	13%		13%		18%		7%	31%
Net assets at end of period (000's)	$57,674		$55,306		$42,844		$39,643		$35,662	$18,313

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006	2005	2004		2003	2002
Net Asset Value, Beginning of Period	$27.68		$20.36	$17.85	$14.45		$10.24	$12.07
Income from Investment Operations
Net investment income (loss) (a)	0.09		0.03	0.06	(0.00	)(b)	0.03	(0.01)
Net realized and unrealized gain (loss)	3.13		7.29	2.69	3.43		4.18	(1.82)
Total from Investment Operations	3.22		7.32	2.75	3.43		4.21	(1.83)
Less Distributions Declared to Shareholders
From net investment income	(0.08)		—	(0.24)	(0.03)		—	—
Net Asset Value, End of Period	$30.82		$27.68	$20.36	$17.85		$14.45	$10.24
Total Return (c)(d)	11.62	%(e)	35.97%	15.60%	23.76%		41.11%	(15.16)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.48	%(g)	1.58%	1.70%	1.75%		1.80%	1.80%
Net investment income (loss) (f)	0.63	%(g)	0.11%	0.34%	(0.03)%		0.24%	(0.09)%
Waiver/reimbursement	0.01	%(g)	0.02%	0.10%	0.37%		0.44%	0.33%
Portfolio turnover rate	31	%(e)	47%	39%	73%		69%	102%
Net assets at end of period (000's)	$36,156		$22,599	$10,219	$4,357		$2,557	$2,612

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $(0.01).

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$26.73		$19.80	$17.36	$14.12	$10.08	$11.96
Income from Investment Operations
Net investment loss (a)	(0.00	)(b)	(0.12)	(0.03)	(0.10)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	3.01		7.05	2.61	3.34	4.10	(1.80)
Total from Investment Operations	3.01		6.93	2.58	3.24	4.04	(1.88)
Less Distributions Declared to Shareholders
From net investment income	—		—	(0.14)	—	—	—
Net Asset Value, End of Period	$29.74		$26.73	$19.80	$17.36	$14.12	$10.08
Total Return (c)(d)	11.26	%(e)	35.00%	14.97%	22.95%	40.08%	(15.72)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.10	%(g)	2.25%	2.30%	2.38%	2.45%	2.45%
Net investment loss (f)	(0.03	)%(g)	(0.53)%	(0.16)%	(0.66)%	(0.52)%	(0.74)%
Waiver/reimbursement	0.02	%(g)	0.04%	0.28%	0.58%	0.44%	0.33%
Portfolio turnover rate	31	%(e)	47%	39%	73%	69%	102%
Net assets at end of period (000's)	$10,892		$9,787	$6,594	$5,097	$3,162	$1,835

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $(0.01).

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$26.70		$19.80	$17.38	$14.14	$10.09	$11.97
Income from Investment Operations
Net investment loss (a)	(0.03)		(0.15)	(0.05)	(0.11)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	3.01		7.05	2.60	3.35	4.10	(1.80)
Total from Investment Operations	2.98		6.90	2.55	3.24	4.05	(1.88)
Less Distributions Declared to Shareholders
From net investment income	—		—	(0.13)	—	—	—
Net Asset Value, End of Period	$29.68		$26.70	$19.80	$17.38	$14.14	$10.09
Total Return (b)(c)	11.16	%(d)	34.85%	14.77%	22.91%	40.14%	(15.71)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.27	%(f)	2.38%	2.45%	2.45%	2.45%	2.45%
Net investment loss (e)	(0.18	)%(f)	(0.67)%	(0.30)%	(0.73)%	(0.41)%	(0.74)%
Waiver/reimbursement	0.01	%(f)	0.02%	0.17%	0.35%	0.44%	0.33%
Portfolio turnover rate	31	%(d)	47%	39%	73%	69%	102%
Net assets at end of period (000's)	$9,778		$7,060	$4,083	$2,543	$3,691	$2,915

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$26.18		$22.47		$20.83		$18.01		$13.93	$15.17
Income from Investment Operations
Net investment loss (a)	(0.06)		(0.13)		(0.09)		(0.16)		(0.20)	(0.16)
Net realized and unrealized gain (loss)	4.42		4.45		2.32		3.42		4.37	(1.08)
Total from Investment Operations	4.36		4.32		2.23		3.26		4.17	(1.24)
Less Distributions Declared to Shareholders
From net investment income	—		(0.02)		—		—		—	—
From net realized gains	(0.19)		(0.59)		(0.59)		(0.44)		(0.09)	—
Total Distributions Declared to Shareholders	(0.19)		(0.61)		(0.59)		(0.44)		(0.09)	—
Net Asset Value, End of Period	$30.35		$26.18		$22.47		$20.83		$18.01	$13.93
Total Return (b)	16.64	%(c)(d)	19.32	%(c)	10.78	%(c)	18.16	%(c)	29.95%	(8.17	)%(c)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.20	%(f)	1.24%		1.26%		1.47%		1.63%	1.70%
Net investment loss (e)	(0.44	)%(f)	(0.54)%		(0.42)%		(0.86)%		(1.15)%	(1.11)%
Waiver/reimbursement	0.01	%(f)	0.03%		0.03%		0.02%		—	0.10%
Portfolio turnover rate	7	%(d)	21%		19%		34%		16%	40%
Net assets at end of period (000's)	$1,240,930		$940,857		$744,178		$515,842		$264,679	$31,742

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$25.13		$21.71		$20.23		$17.64		$13.73	$15.05
Income from Investment Operations
Net investment loss (a)	(0.14)		(0.28)		(0.23)		(0.31)		(0.29)	(0.25)
Net realized and unrealized gain (loss)	4.23		4.29		2.24		3.34		4.29	(1.07)
Total from Investment Operations	4.09		4.01		2.01		3.03		4.00	(1.32)
Less Distributions Declared to Shareholders
From net realized gains	(0.19)		(0.59)		(0.53)		(0.44)		(0.09)	—
Net Asset Value, End of Period	$29.03		$25.13		$21.71		$20.23		$17.64	$13.73
Total Return (b)	16.26	%(c)(d)	18.54	%(c)	10.01	%(c)	17.24	%(c)	29.14%	(8.77	)%(c)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.80	%(f)	1.91%		1.99%		2.26%		2.28%	2.35%
Net investment loss (e)	(1.05	)%(f)	(1.21)%		(1.15)%		(1.65)%		(1.80)%	(1.76)%
Waiver/reimbursement	0.01	%(f)	0.03%		0.03%		0.02%		—	0.10%
Portfolio turnover rate	7	%(d)	21%		19%		34%		16%	40%
Net assets at end of period (000's)	$231,739		$214,260		$206,441		$185,545		$118,064	$33,106

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2007		2006		2005		2004		2003	2002
Net Asset Value, Beginning of Period	$25.07		$21.69		$20.23		$17.64		$13.73	$15.05
Income from Investment Operations
Net investment loss (a)	(0.17)		(0.31)		(0.25)		(0.30)		(0.30)	(0.25)
Net realized and unrealized gain (loss)	4.23		4.28		2.24		3.33		4.30	(1.07)
Total from Investment Operations	4.06		3.97		1.99		3.03		4.00	(1.32)
Less Distributions Declared to Shareholders
From net realized gains	(0.19)		(0.59)		(0.53)		(0.44)		(0.09)	—
Net Asset Value, End of Period	$28.94		$25.07		$21.69		$20.23		$17.64	$13.73
Total Return (b)	16.18	%(c)(d)	18.37	%(c)	9.91	%(c)	17.24	%(c)	29.14%	(8.77	)%(c)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.99	%(f)	2.04%		2.08%		2.25%		2.28%	2.35%
Net investment loss (e)	(1.23	)%(f)	(1.34)%		(1.24)%		(1.64)%		(1.80)%	(1.76)%
Waiver/reimbursement	0.01	%(f)	0.03%		0.03%		0.02%		—	0.10%
Portfolio turnover rate	7	%(d)	21%		19%		34%		16%	40%
Net assets at end of period (000's)	$222,201		$173,152		$149,160		$110,435		$64,212	$10,919

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,			Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.59		$12.49	$13.11	$12.30	$10.10
Income from Investment Operations
Net investment income (a)	0.22		0.45	0.39	0.28	0.18
Net realized and unrealized gain	0.32		0.84	0.29	0.81	2.15
Total from Investment Operations	0.54		1.29	0.68	1.09	2.33
Less Distributions Declared to Shareholders
From net investment income	(0.03)		(0.47)	(0.39)	(0.25)	(0.13)
From net realized gains	(0.30)		(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(0.33)		(1.19)	(1.30)	(0.28)	(0.13)
Net Asset Value, End of Period	$12.80		$12.59	$12.49	$13.11	$12.30
Total Return (c)(d)	4.25	%(e)	10.56%	5.25%	8.92%	23.10	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	0.50	%(h)	0.50%	0.50%	0.50%	0.57	%(h)
Net investment income (g)	3.44	%(h)	3.53%	2.97%	2.23%	1.86	%(h)
Waiver/reimbursement	0.22	%(h)	0.20%	0.15%	0.33%	0.66	%(h)
Portfolio turnover rate	39	%(e)	66%	96%	67%	61%
Net assets at end of period (000's)	$51,470		$58,013	$71,034	$77,092	$42,271

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01).

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,			Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.62		$12.51	$13.14	$12.32	$10.10
Income from Investment Operations
Net investment income (a)	0.19		0.38	0.31	0.19	0.10
Net realized and unrealized gain	0.33		0.84	0.28	0.83	2.16
Total from Investment Operations	0.52		1.22	0.59	1.02	2.26
Less Distributions Declared to Shareholders
From net investment income	—		(0.39)	(0.31)	(0.17)	(0.04)
From net realized gains	(0.30)		(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(0.30)		(1.11)	(1.22)	(0.20)	(0.04)
Net Asset Value, End of Period	$12.84		$12.62	$12.51	$13.14	$12.32
Total Return (c)(d)	4.07	%(e)	9.91%	4.56%	8.27%	22.38	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	1.00	%(h)	1.06%	1.10%	1.18%	1.32	%(h)
Net investment income (g)	2.96	%(h)	2.99%	2.39%	1.55%	1.06	%(h)
Waiver/reimbursement	0.23	%(h)	0.23%	0.19%	0.29%	0.66	%(h)
Portfolio turnover rate	39	%(e)	66%	96%	67%	61%
Net assets at end of period (000's)	$69,096		$72,367	$78,444	$78,040	$51,501

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01).

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Thermostat Fund

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,			Inception March 3, 2003 through December 31,
Selected data for a share outstanding throughout each period	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.62		$12.51	$13.13	$12.32	$10.10
Income from Investment Operations
Net investment income (a)	0.17		0.36	0.29	0.19	0.11
Net realized and unrealized gain	0.33		0.84	0.29	0.81	2.15
Total from Investment Operations	0.50		1.20	0.58	1.00	2.26
Less Distributions Declared to Shareholders
From net investment income	—		(0.37)	(0.29)	(0.16)	(0.04)
From net realized gains	(0.30)		(0.72)	(0.91)	(0.03)	(0.00	)(b)
Total Distributions Declared to Shareholders	(0.30)		(1.09)	(1.20)	(0.19)	(0.04)
Net Asset Value, End of Period	$12.82		$12.62	$12.51	$13.13	$12.32
Total Return (c)(d)	3.91	%(e)	9.72%	4.49%	8.13%	22.38	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	1.25	%(h)	1.25%	1.25%	1.25%	1.32	%(h)
Net investment income (g)	2.71	%(h)	2.81%	2.21%	1.48%	1.10	%(h)
Waiver/reimbursement	0.23	%(h)	0.23%	0.19%	0.26%	0.66	%(h)
Portfolio turnover rate	39	%(e)	66%	96%	67%	61%
Net assets at end of period (000's)	$25,991		$27,375	$28,316	$31,161	$20,087

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01).

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund, excluding Columbia Thermostat Fund, is to seek long-term growth of capital. The investment objective of Columbia Thermostat Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds ("portfolio funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

The Funds may issue an unlimited number of shares. The Funds currently offer four classes of shares: Class A, Class B, Class C and Class Z.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within 12 months of the time to purchase.

Class B shares are subject to a CDSC if sold within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are subject to a CDSC on redemptions made within one year after purchase.

Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B, Class C and Class Z shares that are redeemed within 60 days or less. See "Fund Policy on Trading of Fund Shares" as disclosed in the Funds' prospectuses for more information.

The financial highlights for Class Z shares are presented in a separate semiannual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to Fund or class specific matters.

2.  Significant Accounting Policies

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset value as reported by the underlying funds. A security traded on a securities exchange or in the over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. A short-term debt obligation having a maturity of 60 days or less from the valuation date is valued at amortized cost, which approximate fair value. A security for which a market quotation is not readily available and any other assets are valued in accordance with procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

>Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

>Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

>Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. All income, expenses (other than the Class A, Class B and Class C shares Rule 12b-1 service and distribution fees and Class A, Class B, Class C and Class Z shares transfer agent fees) and realized and unrealized gains (losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

>Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2006 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$102,167	$1,405,201
Columbia Acorn International	47,043	386,698
Columbia Acorn USA	—	33,093
Columbia Acorn International Select	198	—
Columbia Acorn Select	9,493	41,617
Columbia Thermostat Fund	7,031	9,506

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
2009	$1,517	*	$—
2010	506		6,126
2011	—		2,488
TOTAL	$2,023		$8,614

*Of these carryforwards, $2,023 (expiring in 2009 and 2010) remains from Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

The following capital loss carryforwards were utilized during the year ended December 31, 2006.

(in thousands)
Columbia Acorn USA	$506
Columbia Acorn International Select	16,995

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") effective June 29, 2007. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based in the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 will not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further guidance expected from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

4.  Transactions with Affiliates

Columbia WAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Effective August 1, 2007, under the Funds' investment advisory agreement, fees are accrued daily based on the Funds' average daily net assets and paid monthly to Columbia WAM at the annual rates shown in the table below for Columbia Acorn International Select:

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.940%
$500 million and over	0.900%

For all of the Funds, and prior to August 1, 2007, for Columbia Acorn International Select, for the period covered by this report as provided under the Funds' investment advisory

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

agreement, fees were accrued daily based on the Funds' average daily net assets and paid monthly to Columbia WAM at the annual rates shown in the table below for each Fund.

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.190%
$100 million to $500 million	0.940%
$500 million and over	0.740%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.940%
$200 million to $500 million	0.890%
$500 million to $2 billion	0.840%
$2 billion to $3 billion	0.800%
$3 billion and over	0.700%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.850%
$700 million to $2 billion	0.800%
$2 billion to $3 billion	0.750%
$3 billion and over	0.700%

Columbia Acorn International Select

All Average Daily Net Assets	0.940%

Columbia Thermostat Fund

All Average Daily Net Assets	0.100%

For the six months ended June 30, 2007, the Funds' annualized investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.80%
Columbia Thermostat Fund	0.10%

>Expense limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average daily net assets for Columbia Acorn International Select Class A, Class B and Class C shares and 1.35% of the average daily net assets for Columbia Acorn Select Class A, Class B and Class C shares. This arrangement may be modified or terminated by either the Funds or Columbia WAM on 30 days notice.

Columbia WAM has agreed to contractually reimburse the ordinary operating expenses (exclusive of Rule 12b-1 service and distribution fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average daily net assets of Columbia Thermostat Fund's Class A, Class B and Class C shares through April 30, 2008.

Expenses reimbursed by Columbia WAM for Columbia Thermostat Fund for the six months ended June 30, 2007, were $186,952.

Columbia WAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.05%
$8 billion to $16 billion	0.04%
$16 billion and over	0.03%

For the six months ended June 30, 2007, each Fund's annualized effective administration fee rate was 0.04%. Columbia WAM has delegated to Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of BOA, responsibility to provide certain administrative services to the Funds.

Columbia Management Distributors, Inc. ("CMDI"), a wholly owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

For the six months ended June 30, 2007, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat have been advised that CMDI retained $578,819 in underwriting discounts on the sale of

Class A shares and received CDSCs of $940,520 and $52,795, on Class B and Class C share redemptions, respectively.

Each Fund has adopted a Rule 12b-1 plan which requires it to pay CMDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Rule 12b-1 plan also requires each fund to pay CMDI a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively.

Columbia Management Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $17.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and sub-transfer agency expenses. During the period January 1, 2007, through March 31, 2007, a portion of these fees were contractually waived.

Expenses waived by the Transfer Agent for the six months ended June 30, 2007, were as follows:

(in thousands)
Columbia Acorn Fund	$737
Columbia Acorn International	56
Columbia Acorn USA	66
Columbia Acorn International Select	4
Columbia Acorn Select	100
Columbia Thermostat Fund	11

Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. For those trustees not affiliated with Columbia WAM, fees and expenses paid by the Funds for the six months ended June 30, 2007, were as follows:

(in thousands)
Columbia Acorn Fund	$367
Columbia Acorn International	74
Columbia Acorn USA	30
Columbia Acorn International Select	15
Columbia Acorn Select	155
Columbia Thermostat Fund	18

The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when a trustee ceases to be a member of the Board of Trustees.

An affiliate may include any company in which a Fund owns five percent or more of its outstanding voting securities. On June 30, 2007, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 35, 44, 52 and 61, respectively.

During the six months ended June 30, 2007, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn International	$3,841	$281
Columbia USA	115	—
Columbia Acorn Select	3,036	—

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by the Funds under this facility for the six months ended June 30, 2007.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2007, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$2,113,213
Proceeds from sales	1,942,800

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$10,522,574
Proceeds from sales	747,816

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$210,429
Proceeds from sales	140,893

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$82,074
Proceeds from sales	57,095

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$541,174
Proceeds from sales	167,449

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$72,382
Proceeds from sales	85,432

7.  Redemption Fees

For the six months ended June 30, 2007, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $103,000 and $19,000, respectively, and are accounted for as additions to paid in capital.

8.  Other

For the six months ended June 30, 2007, Columbia Acorn Fund incurred two trading errors. Columbia Acorn Fund sold shares of Enerflex Systems resulting in a loss of $364. Additionally, Columbia Acorn Fund purchased shares of BioMarin resulting in a loss of $3,750. The Fund was reimbursed by Columbia WAM for the full amount of each loss.

These financial statements reflect certain adjusting journal entries recorded on the Columbia Thermostat Fund. While the impact of these adjusting entries was less than $.002 to each share class' NAV and therefore immaterial, they did cause the NAV's to round up by $0.01 for Class B, C and Z shares when compared to the NAV reported on the shareholder account statement you received by mail.

9.  Legal Proceedings

The Trust, Columbia WAM and the Trustees of the Trust (collectively, the "Columbia defendants") are named as defendants in class and derivative complaints that have been consolidated in a Multi-District Action (the "MDL Action") in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against Columbia Acorn Trust and the independent trustees of the Trust have been dismissed.

The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the "Fair Valuation Lawsuit"). The Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was ultimately remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the CDSC assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case had been transferred to the MDL Action in the federal district court of Maryland.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL Action executed an agreement in principle intended to fully resolve all of the lawsuits consolidated in the MDL Action as well as the Fair Valuation Lawsuit. The court entered a stay after the parties executed a settlement agreement. The settlement has not yet been finalized or approved by the court.

Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

On November 30, 2005, the court dismissed all of the claims alleged against all of the parties in the consolidated complaint. The parties subsequently executed a formal settlement agreement resolving all claims in the litigation and the plaintiffs dismissed their appeal. The settlement requires court approval, which has not yet been obtained.

On or about January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against the Trust and the Trustees of the Trust, along with the Columbia Advisers, the sub-administrator of the Columbia Acorn Funds and the Wanger Advisors Funds. The plaintiffs allege that the defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the Columbia Acorn Funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to the Columbia Advisers.

Plaintiffs have voluntarily dismissed the Trust and its independent Trustees.

The Trust and Columbia WAM intend to defend these suits vigorously.

As a result of these matters, or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

[Excerpt from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

June 2007

Introduction

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Management Distributors, Inc., ("CMDI" and collectively with "CMAI," "CMG") in February 2005, allows CMAI to manage or advise a mutual fund only if the trustees of the fund appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [Funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

This is the first year that the Columbia Acorn Trust and Wanger Advisors Trust (collectively, the "Trusts") and each series thereof (the "Acorn Funds," "WAT Funds" or collectively, the "Funds") have been overseen by the same Board of Trustees ("Board"). The Order provides that this Board must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares; (4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Funds, has proposed that with respect to the Acorn Funds, the Columbia Acorn Trust continue the existing separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." CWAM proposes that the WAT Funds continue the existing single agreement governing both investment advisory and administrative services. A single management fee would cover both services. Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CMDI, the broker-dealer that underwrites and distributes the Funds' shares, and Columbia Management Services, Inc. ("CMSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

2006 Evaluation

This is the third annual evaluation prepared in connection with the Order. This evaluation follows the same structure as the earlier studies. Some areas are given more emphasis here, while others are given less. Still, the fundamental information gathered for this evaluation is largely the same as past years.

Process and Independence

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from CWAM and CMG a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Board evaluated this information thoroughly and also explored CWAM's potential capacity restraints. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and not influenced by the adviser. CWAM itself identified what it considers competing funds, and the Trustees considered that data as well.

In the course of its work, the Contract Committee gave careful consideration to the conclusions and recommendations contained in last year's evaluation. The Contract Committee gave particular emphasis to the issue of whether economies of scale were appropriately reflected in the Funds' fee schedules. Last year, the Board sought and CWAM agreed to additional breakpoints for two Funds, Acorn USA and Acorn Select. These breakpoints are above current asset levels, but clearly operate to share economies of scale with Fund shareholders. This year, at the Board's request, CWAM has proposed additional breakpoints for the WAT Funds, and Acorn International Select. This proposal is under consideration by the Board.

My evaluation of the advisory contract was shaped, as it was last year, by my experience as Chief Compliance Officer of the Trusts ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, CMG agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees may not be increased before November 30, 2009. I have used these advisory fee levels – as modified last year to add certain breakpoints for Acorn USA and Acorn Select – in this evaluation because they are the fees in the current agreements that CWAM proposes should be continued. Hence, these fee levels are the starting point of an evaluation.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

1.  Performance. The domestic Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA, Acorn Select, Wanger Select and Wanger US Smaller Companies all rank very favorably against their peers over the past five years. Although Acorn USA and Wanger US Smaller Companies had a difficult year in 2006, these returns are not characteristic of these funds, both of which have shown improved performance during the first quarter of 2007. The international Funds have relatively weaker long term records than the domestic funds, but recently have improved significantly and their one year rankings are excellent. Overall then, performance of the Funds is excellent.

2.  Management Fees relative to Peers. The management fee rankings for several of the Acorn Funds are generally more favorable to shareholders than those of their peer group funds. Management fees do, however, vary by Fund. Acorn Fund is the least expensive and the Acorn USA the most expensive. Acorn Fund is very competitive, while Acorn USA and Acorn Select were ranked by both Lipper and Morningstar at or below the median, and therefore impose higher fees than do the majority of their competitors. The WAT Funds also lag their competitors and impose higher fees than their peers.

3.  Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to or less expensive than the fees imposed by their peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase. The WAT Funds pay a single fee for advisory and administrative services and hence do not benefit from administrative fee breakpoints, nor is it possible to assess their administrative costs relative to competitors.

4.  Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years.

5.  Costs to CWAM and its Affiliates. CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organizations, however, are significant and increasing. CWAM's affiliates report operating losses and therefore do not appear to profit from CWAM's advisory agreement with the Funds.

6.  Profit Margins. CWAM's firm-wide, pre-marketing expense profit margins are at the top of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors.

7.  Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Funds get larger. They are, however, only partially reflected in the management fee schedule for the Acorn Funds and not reflected at all in two of the four WAT Funds. Breakpoints above current asset levels have, however, been added to the more expensive funds, Acorn Select and Acorn USA. Nonetheless, if Fund assets continue to grow, under the Funds' current fee schedules, all Fund shareholders might not benefit in a manner generally commensurate with CWAM's increased profits. Management has proposed additional breakpoints for some of the Funds that, if implement, would result in greater sharing of economies of scale.

8.  Nature and Quality of Services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

  a.  Capacity. The Funds have continued to grow, posing ever greater challenges in deploying assets effectively. While trends here merit continued monitoring, CWAM appears to be managing assets effectively.

  b.  Compliance. CWAM has a reasonably designed compliance program that protects shareholders.

  c.  Administrative Services. The Funds benefit from a variety of administrative services that are performed by CWAM and CMAI.

9.  Process. In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. Further, the Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendations

I believe the Trustees should:

1.  Continue to consider additional ways to restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale.

2.  Consider unbundling of the advisory and administrative fees paid by the WAT Funds.

3.  Review the disparity in management fee levels between the Acorn International Fund and its related annuity-based fund, WAT International Small Cap Fund.

4.  Continue to monitor CWAM's capacity limitations to insure that the Funds' expanding assets do not impair investment performance.

Robert P. Scales
Senior Vice President,
Chief Legal Officer
and General Counsel

June 18, 2007

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Columbia Acorn Family of Funds

Class A, B and C Share Information

Minimum Initial Investment in
Columbia Acorn International,
Columbia Acorn International
Select and Columbia
Thermostat Fund	$2,500† $1,000 for an IRA
Minimum Initial Investment in Columbia Acorn Fund and Columbia Acorn USA	$75,000†
Minimum Initial Investment in Columbia Acorn Select	$100,000*†
Minimum Subsequent Investment in all Funds	$50
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B	Class C
Management Fees	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.13%	0.21%	0.16%
Net Expense Ratio	1.02%	1.60%	1.80%
Columbia Acorn International	Class A	Class B	Class C
Management Fees	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.18%	0.28%	0.20%
Net Expense Ratio	1.19%	1.79%	1.96%
Columbia Acorn USA	Class A	Class B	Class C
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.14%	0.25%	0.18%
Net Expense Ratio	1.25%	1.86%	2.04%
Columbia Acorn International Select	Class A	Class B	Class C
Management Fees	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.29%	0.41%	0.33%
Net Expense Ratio	1.48%	2.10%	2.27%
Columbia Acorn Select	Class A	Class B	Class C
Management Fees	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.15%	0.25%	0.19%
Net Expense Ratio	1.20%	1.80%	1.99%
Columbia Thermostat	Class A	Class B	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses**	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%

    Fees and expenses are for the six months ended June 30, 2007, and for Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse the Fund for any ordinary operating expenses (exclusive of Rule 12b-1 service and distribution fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies), net of custody fees paid indirectly, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2008. The Funds' adviser and/or any affiliates have agreed to contractually waive a portion of "other expenses" through March 31, 2007.

  *  Effective June 25, 2007, the board of trustees voted to increase the minimum initial investment for Columbia Acorn Select from $50,000 to $100,000.

  **  Does not include estimated fees and expenses of 0.72% incurred by the Fund from the underlying portfolio funds.

  †  Certain exclusions may apply.

Columbia Acorn Family of Funds

Trustees

Robert E. Nason

Chairman

Allan B. Muchin

Vice Chairman

Laura M. Born

Maureen M. Culhane

Margaret Eisen

Jerome Kahn, Jr.

Steven N. Kaplan

David C. Kleinman

Charles P. McQuaid

James A. Star

Ralph Wanger

Patricia H. Werhane

John A. Wing

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Michael G. Clarke

Assistant Treasurer

Jeffrey R. Coleman

Assistant Treasurer

J. Kevin Connaughton

Assistant Treasurer

P. Zachary Egan

Vice President

Peter T. Fariel

Assistant Secretary

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Treasurer and Secretary

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Senior Vice President, Chief Compliance Officer
and General Counsel

Investment Adviser

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available from the Fund's website.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the funds carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the funds. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Find out what's new – visit our web site at:

www.columbiafunds.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

Columbia Acorn Family of Funds

Class ABC Shares

Semiannual Report – June 30, 2007

Columbia Management®

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-44/132915-0607 07/43076

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)        The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)       There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 24, 2007

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 24, 2007